                                The Munder Funds
                       Supplement Dated October 27, 2000
                      to Prospectus Dated October 27, 2000
                        Class A, B, C and II Shares of:

  Munder Balanced Fund, Munder Bio(Tech)/2/ Fund, Munder Digital Economy Fund, Munder Equity Income Fund (formerly Munder Growth & Income Fund), Munder Focus Growth Fund (formerly Munder Equity Selection Fund), Munder Future Technology
   Fund, Munder Growth Opportunities Fund, Munder International Equity Fund, Munder International NetNet Fund, Munder Micro-Cap Equity Fund, Munder Multi-
  Season Growth Fund, Munder NetNet Fund, Munder Real Estate Equity Investment Fund, Munder Small-Cap Value Fund, Munder Small Company Growth Fund, Munder
Framlington Emerging Markets Fund, Munder Framlington Global Financial Services
   Fund, Munder Framlington Healthcare Fund, Munder Framlington International
                                  Growth Fund

Effective until November 8, 2000, the following section in the prospectus entitled Risk/Return Summary-- Performance for the Multi-Season Growth Fund is hereby deleted and replaced with the following:

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

The annual returns in the bar chart are
for the Fund's Class B Shares and do      Average Annual Total Return
not reflect contingent deferred sales     (for the periods ended December 31,
charges. If such loads were reflected,    1999)
returns would be less than those shown.

                                          ------------------------------
                                                              Since
                                          1 Year  5 Years Inception(/1/)
                                          ------------------------------
                         Class A           4.94%  20.53%   16.13%
                         Class B           5.46%  20.86%   15.90%
                         Class C           9.39%  21.04%   16.74%
                         S&P 500 In-
                          dex(/2/)        21.03%  28.55%   22.38%(/3/)
                         S&P 500 Index                     22.39%(/4/)
                         S&P 500 Index                     22.96%(/5/)

                                          --------

                                           (1) The inception dates of the
                                               Class A, Class B and Class C
                                               shares are 8/4/93, 4/29/93 and
                                               9/20/93, respectively.
                                           (2) Standard & Poor's 500
                                               Composite Stock Price Index is
                                               a widely recognized unmanaged
                                               index of U.S. stock market
                                               activity.
                                           (3) Index return is for Class A
                                               shares.
                                           (4) Index return is for Class B
                                               shares.
                                           (5) Index return is for Class C
                                               shares.

                                           The average annual total returns
                                           reflect imposition of the maximum
                                           front-end or contingent deferred
                                           sales charge and conversion of
                                           Class B shares to Class A shares
                                           after the applicable period.
                                  [BAR CHART]
Framlington International Growth Fund
Class C

Total Return
(per calendar year)

1998     1999
----     ----
14.48%   44.10%
Year-to-date through September 30, 2000: (2.74)%

Best Quarter:                          Q4 1998                                                19.58%
Worst Quarter:                         Q3 1998                                               (14.35)%


SUPPROEQABC&II1000

                               FEES AND EXPENSES

Effective until November 8, 2000, the following section in the prospectus entitled Risk/Return Summary--Fees and Expenses--Annual Fund Operating Expenses and Examples is hereby deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that are paid from Fund assets) And Examples

The examples are intended to help you compare the cost of investing in each Fund to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

Annual Fund Operating Expenses as a % of net
                   assets
--------------------------------------------
                     Class A Class B Class C
                     Shares  Shares  Shares
                     ------- ------- -------
Balanced Fund
Management Fees.....   .65%    .65%    .65%
Distribution and/or
 Service (12b-1)
 Fees...............   .25%   1.00%   1.00%
Other Expenses......   .36%    .36%    .36%
                      -----   -----   -----
Total Annual Fund
 Operating
 Expenses...........  1.26%   2.01%   2.01%
                      =====   =====   =====

                             Examples
----------------------------------------------------------------------
                         Class A Class B   Class B    Class C Class C
                         Shares  Shares*   Shares**   Shares* Shares**
                         ------- -------   --------   ------- --------
 1 Year................. $  676  $  721     $  206    $  309   $  206
 3 Years................ $  933  $  964     $  636    $  636   $  636
 5 Years................ $1,210  $1,324     $1,093    $1,093   $1,093
10 Years................ $1,999  $1,980***  $1,980*** $2,355   $2,355

                     Class A Class B Class II
                     Shares  Shares   Shares
                     ------- ------- --------
Bio(Tech)/2/ Fund
Management Fees....   1.25%   1.25%   1.25%
Distribution and/or
 Service (12b-1)
 Fees..............    .25%   1.00%   1.00%
Other Expenses(1)..    .50%    .50%    .50%
                      -----   -----   -----
Total Annual Fund
 Operating
 Expenses..........   2.00%   2.75%   2.75%
                      =====   =====   =====

                                                   Class
                         Class A Class B Class B    II    Class II
                         Shares  Shares* Shares** Shares* Shares**
                         ------- ------- -------- ------- --------
 1 Year................. $  749  $  793   $  282  $  482   $  381
 3 Years................ $1,154  $1,184   $  864  $  957   $  957

                     Class A Class B Class II
                     Shares  Shares   Shares
                     ------- ------- --------
Digital Economy
 Fund
Management Fees....    .75%    .75%    .75%
Distribution and/or
 Service (12b-1)
 Fees..............    .25%   1.00%   1.00%
Other Expenses(1)..    .50%    .50%    .50%
                      -----   -----   -----
Total Annual Fund
 Operating
 Expenses..........   1.50%   2.25%   2.25%
                      =====   =====   =====

                                                   Class
                         Class A Class B Class B    II    Class II
                         Shares  Shares* Shares** Shares* Shares**
                         ------- ------- -------- ------- --------
 1 Year................. $  699  $  231   $  744  $  329   $  431
 3 Years................ $1,005  $  711   $1,036  $  805   $  805

                     Class A Class B Class C
                     Shares  Shares  Shares
                     ------- ------- -------
Equity Income Fund
Management Fees.....   .75%    .75%    .75%
Distribution and/or
 Service (12b-1)
 Fees...............   .25%   1.00%   1.00%
Other Expenses(1)...   .23%    .23%    .23%
                      -----   -----   -----
Total Annual Fund
 Operating
 Expenses...........  1.23%   1.98%   1.98%
                      =====   =====   =====

                         Class A Class B   Class B    Class C Class C
                         Shares  Shares*   Shares**   Shares* Shares**
                         ------- -------   --------   ------- --------
 1 Year................. $  673  $  718     $  203    $  306   $  203
 3 Years................ $  924  $  955     $  627    $  627   $  627
 5 Years................ $1,195  $1,308     $1,076    $1,077   $1,077
10 Years................ $1,966  $1,947***  $1,947*** $2,323   $2,323

       Annual Fund Operating Expenses
            as a % of net assets
---------------------------------------------
                     Class A Class B Class II
                     Shares  Shares   Shares
                     ------- ------- --------
Focus Growth Fund
Management Fees....    .75%    .75%     .75%
Distribution and/or
 Service
 (12b-1) Fees......    .25%   1.00%    1.00%
Other Expenses.....    .41%    .41%     .41%
                      ----    ----     ----
Total Annual Fund
 Operating Ex-
 penses............   1.41%   2.16%    2.16%
                      ====    ====     ====
                     Class A Class B Class II
                     Shares  Shares   Shares
                     ------- ------- --------
Future Technology
 Fund
Management Fees....   1.00%   1.00%    1.00%
Distribution and/or
 Service
 (12b-1) Fees......    .25%   1.00%    1.00%
Other Expenses(2)..    .40%    .40%     .40%
                      ----    ----     ----
Total Annual Fund
 Operating
 Expenses(2).......   1.65%   2.40%    2.40%
                      ====    ====     ====
                     Class A Class B Class II
                     Shares  Shares   Shares
                     ------- ------- --------
Growth Opportuni-
 ties Fund
Management Fees....    .75%    .75%     .75%
Distribution and/or
 Service
 (12b-1) Fees......    .25%   1.00%    1.00%
Other Expenses(2)..    .48%    .48%     .48%
                      ----    ----     ----
Total Annual Fund
 Operating
 Expenses(2).......   1.48%   2.23%    2.23%
                      ====    ====     ====
                     Class A Class B Class C
                     Shares  Shares   Shares
                     ------- ------- --------
International Eq-
 uity Fund
Management Fees....    .75%    .75%     .75%
Distribution and/or
 Service
 (12b-1) Fees......    .25%   1.00%    1.00%
Other Expenses.....    .30%    .30%     .30%
                      ----    ----     ----
Total Annual Fund
 Operating Ex-
 penses............   1.30%   2.05%    2.05%
                      ====    ====     ====
                     Class A Class B Class II
                     Shares  Shares   Shares
                     ------- ------- --------
International
 NetNet Fund
Management Fees....   1.25%   1.25%    1.25%
Distribution and/or
 Service
 (12b-1) Fees......    .25%   1.00%    1.00%
Other Expenses(1)..    .58%    .58%     .58%
                      ----    ----     ----
Total Annual Fund
 Operating Ex-
 penses............   2.08%   2.83%    2.83%
                      ====    ====     ====

                                                 Examples
                           ----------------------------------------------------------
                                      Class A Class B    Class B    Class II Class II
                                      Shares  Shares*    Shares**   Shares*  Shares**
                                      ------- -------    --------   -------- --------
                           1 Year.... $  690  $  735      $  221     $  422   $  320
                           3 Years... $  978  $1,009      $  683     $  777   $  777
                           5 Years... $1,287  $1,400      $1,171     $1,260   $1,260

                           10 Years.. $2,160  $2,143***   $2,143***  $2,589   $2,589


                                      Class A Class B    Class B    Class II Class II
                                      Shares  Shares*    Shares**   Shares*  Shares**
                                      ------- -------    --------   -------- --------
                           1 Year.... $  714  $  759      $  246     $  446   $  345
                           3 Years... $1,050  $1,080      $  757     $  850   $  850
                           5 Years... $1,408  $1,521      $1,294     $1,382   $1,382

                           10 Years.. $2,412  $2,399***   $2,399***  $2,834   $2,834
                                      Class A Class B    Class B    Class II Class II
                                      Shares  Shares*    Shares**   Shares*  Shares**
                                      ------- -------    --------   -------- --------
                           1 Year.... $  697  $  742      $  228     $4,296   $  327
                           3 Years... $  999  $1,030      $  705     $  799   $  799
                           5 Years... $1,322  $1,435      $1,206     $1,296   $1,296
                           10 Years.. $2,234  $2,219***   $2,219***  $2,661   $2,661




                                      Class A Class B    Class B    Class C  Class C
                                      Shares  Shares*    Shares**   Shares*  Shares**
                                      ------- -------    --------   -------- --------
                           1 Year.... $  680  $  725      $  211     $  313   $  210
                           3 Years... $  945  $  976      $  649     $  649   $  649
                           5 Years... $1,231  $1,344      $1,113     $1,113   $1,113
                           10 Years.. $2,042  $2,024***   $2,024***  $2,398   $2,398


                                      Class A Class B    Class B    Class II Class II
                                      Shares  Shares*    Shares**   Shares*  Shares**
                                      ------- -------    --------   -------- --------
                           1 Year.... $  757  $  801      $  291     $  490   $  389
                           3 Years... $1,177  $1,208      $  889     $  981   $  981
                           5 Years... $1,622  $1,734      $1,512     $1,599   $1,599
                           10 Years.. $2,850  $2,843***   $2,843***  $3,260   $3,260

Annual Fund Operating Expenses As a % of net
                   assets
--------------------------------------------
                     Class A Class B Class C
                     Shares  Shares  Shares
                     ------- ------- -------
Micro-Cap Equity
 Fund
Management Fees.....  1.00%   1.00%   1.00%
Distribution and/or
 Service (12b-1)
 Fees...............   .25%   1.00%   1.00%
Other Expenses......   .43%    .43%    .43%
                      ----    ----    ----
Total Annual Fund
 Operating
 Expenses...........  1.68%   2.43%   2.43%
                      ====    ====    ====

                             Examples
----------------------------------------------------------------------
                         Class A Class B   Class B    Class C Class C
                         Shares  Shares*   Shares**   Shares* Shares**
                         ------- -------   --------   ------- --------
 1 Year................. $  717  $  762     $  249    $  352   $  249
 3 Years................ $1,059  $1,089     $  766    $  766   $  766
 5 Years................ $1,423  $1,536     $1,310    $1,309   $1,309
10 Years................ $2,443  $2,431***  $2,431*** $2,792   $2,792

                     Class A Class B Class C
                     Shares  Shares  Shares
                     ------- ------- -------
Multi-Season Growth
 Fund
Management Fees(3).    .92%    .92%    .92%
Distribution and/or
 Service (12b-1)
 Fees..............    .25%   1.00%   1.00%
Other Expenses.....    .23%    .23%    .23%
                      ----    ----    ----
Total Annual Fund
 Operating
 Expenses(3).......   1.42%   2.17%   2.17%
                      ====    ====    ====

                         Class A Class B   Class B    Class C Class C
                         Shares  Shares*   Shares**   Shares* Shares**
                         ------- -------   --------   ------- --------
 1 Year................. $  690  $  735     $  221    $  324   $  221
 3 Years................ $  978  $1,009     $  683    $  683   $  683
 5 Years................ $1,287  $1,400     $1,171    $1,170   $1,170
10 Years................ $2,160  $2,143***  $2,143*** $2,513   $2,513

                     Class A Class B Class C
                     Shares  Shares  Shares
                     ------- ------- -------
NetNet Fund
Management Fees.....  1.00%   1.00%   1.00%
Distribution and/or
 Service (12b-1)
 Fees...............   .25%   1.00%   1.00%
Other Expenses......   .41%    .41%    .41%
                      ----    ----    ----
Total Annual Fund
 Operating
 Expenses...........  1.66%   2.41%   2.41%
                      ====    ====    ====

                         Class A Class B   Class B    Class C Class C
                         Shares  Shares*   Shares**   Shares* Shares**
                         ------- -------   --------   ------- --------
 1 Year................. $  715  $  760     $  247    $  350   $  247
 3 Years................ $1,053  $1,083     $  760    $  760   $  760
 5 Years................ $1,413  $1,526     $1,299    $1,299   $1,299
10 Years................ $2,423  $2,410***  $2,410*** $2,771   $2,771

                     Class A Class B Class C
                     Shares  Shares  Shares
                     ------- ------- -------
Real Estate Equity
 Investment Fund
Management Fees.....   .74%    .74%    .74%
Distribution and/or
 Service (12b-1)
 Fees...............   .25%   1.00%   1.00%
Other Expenses(2)...   .34%    .34%    .34%
                      ----    ----    ----
Total Annual Fund
 Operating
 Expenses...........  1.33%   2.08%   2.08%
                      ====    ====    ====

                         Class A Class B   Class B    Class C Class C
                         Shares  Shares*   Shares**   Shares* Shares**
                         ------- -------   --------   ------- --------
 1 Year................. $  682  $  728     $  214    $  316   $  213
 3 Years................ $  954  $  985     $  658    $  658   $  658
 5 Years................ $1,246  $1,359     $1,129    $1,129   $1,129
10 Years................ $2,074  $2,057***  $2,057*** $2,429   $2,429

                      Class A Class B Class C
                      Shares  Shares  Shares
                      ------- ------- -------
Small-Cap Value Fund
Management Fees.....    .75%    .75%    .75%
Distribution and/or
 Service (12b-1)
 Fees...............    .25%   1.00%   1.00%
Other Expenses(2) ..    .31%    .31%    .31%
                       ----    ----    ----
Total Annual Fund
 Operating
 Expenses...........   1.31%   2.06%   2.06%
                       ====    ====    ====

                         Class A Class B   Class B    Class C Class C
                         Shares  Shares*   Shares**   Shares* Shares**
                         ------- -------   --------   ------- --------
 1 Year................. $  680  $  726     $  212    $  315   $  211
 3 Years................ $  948  $  979     $  652    $  652   $  652
 5 Years................ $1,236  $1,349     $1,118    $1,119   $1,119
10 Years................ $2,053  $2,035***  $2,035*** $2,408   $2,408

                      Class A Class B Class C
                      Shares  Shares  Shares
                      ------- ------- -------
Small Company Growth
 Fund
Management Fees.....    .75%    .75%    .75%
Distribution and/or
 Service (12b-1)
 Fees...............    .25%   1.00%   1.00%
Other Expenses......    .26%    .26%    .26%
                       ----    ----    ----
Total Annual Fund
 Operating
 Expenses...........   1.26%   2.01%   2.01%
                       ====    ====    ====

                                                    Class A Class B    Class B    Class C Class C
                                                    Shares  Shares*    Shares**   Shares* Shares**
                                                    ------- -------    --------   ------- --------
                            1 Year................. $  676  $  721      $  206    $  309   $  206
                            3 Years................ $  933  $  964      $  637    $  636   $  636
                            5 Years................ $1,210  $1,324      $1,093    $1,093   $1,093
                           10 Years................ $1,999  $1,980***   $1,980*** $2,355   $2,355

Annual Fund Operating Expenses as a % of net
                   assets
--------------------------------------------
                     Class A Class B Class C
                     Shares  Shares  Shares
                     ------- ------- -------
Framlington Emerging Markets Fund
Management Fees.....  1.25%   1.25%   1.25%
Distribution and/or
 Service (12b-
 1) Fees............   .25%   1.00%   1.00%
Other Expenses(2)...   .64%    .64%    .64%
                      ----    ----    ----
Total Annual Fund
 Operating
 Expenses(2)........  2.14%   2.89%   2.89%
                      ====    ====    ====

                                         Examples
                         ---------------------------------------------
                         Class A Class B   Class B    Class C Class C
                         Shares  Shares*   Shares**   Shares* Shares**
                         ------- -------   --------   ------- --------
1 Year.................. $  763  $  806     $  296    $  398   $  296
3 Years................. $1,195  $1,226     $  907    $  907   $  907
5 Years................. $1,652  $1,764     $1,543    $1,543   $1,543
10 Years................ $2,910  $2,903***  $2,903*** $3,249   $3,249

                     Class A Class B Class II
                     Shares  Shares   Shares
                     ------- ------- --------
Framlington Global Financial Services Fund
Management Fees....    .75%    .75%     .75%
Distribution and/or
 Service (12b-1)
 Fees..............    .25%   1.00%    1.00%
Other Expenses(2)..   1.31%   1.31%    1.31%
                      ----    ----     ----
Total Annual Fund
 Operating
 Expenses(2).......   2.31%   3.06%    3.06%
                      ====    ====     ====

                                                       Class
                         Class A Class B   Class B      II    Class II
                         Shares  Shares*   Shares**   Shares* Shares**
                         ------- -------   --------   ------- --------
1 Year.................. $  780  $  823     $  314    $  513   $  412
3 Years................. $1,245  $1,276     $  959    $1,050   $1,050
5 Years................. $1,735  $1,847     $1,628    $1,713   $1,713
10 Years................ $3,077  $3,072***  $3,072*** $3,480   $3,480

                     Class A Class B Class C
                     Shares  Shares  Shares
                     ------- ------- -------
Framlington
 Healthcare Fund
Management Fees.....  1.00%   1.00%   1.00%
Distribution and/or
 Service (12b-1)
 Fees...............   .25%   1.00%   1.00%
Other Expenses(2)...   .38%    .38%    .38%
                      ----    ----    ----
Total Annual Fund
 Operating
 Expenses(2)........  1.63%   2.38%   2.38%
                      ====    ====    ====

                         Class A Class B   Class B    Class C Class C
                         Shares  Shares*   Shares**   Shares* Shares**
                         ------- -------   --------   ------- --------
1 Year.................. $  712  $  757     $  244    $  347   $  244
3 Years................. $1,044  $1,074     $  750    $  751   $  751
5 Years................. $1,398  $1,511     $1,284    $1,284   $1,284
10 Years................ $2,391  $2,378***  $2,378*** $2,741   $2,741

                     Class A Class B Class C
                     Shares  Shares  Shares
                     ------- ------- -------
Framlington International Growth Fund
Management Fees.....  1.00%   1.00%   1.00%
Distribution and/or
 Service (12b-
 1) Fees............   .25%   1.00%   1.00%
Other Expenses(2)...   .46%    .46%    .46%
                      ----    ----    ----
Total Annual Fund
 Operating
 Expenses(2)........  1.71%   2.46%   2.46%
                      ====    ====    ====

                         Class A Class B   Class B    Class C Class C
                         Shares  Shares*   Shares**   Shares* Shares**
                         ------- -------   --------   ------- --------
1 Year.................. $  720  $  765     $  253    $  355   $  253
3 Years................. $1,068  $1,098     $  775    $  775   $  775
5 Years................. $1,438  $1,551     $1,325    $1,325   $1,325
10 Years................ $2,474  $2,462***  $2,462*** $2,822   $2,822

-------
(a) The sales charge declines as the amount invested increases.
(b) A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(c) The CDSC payable upon redemption of Class B shares declines over time.
(d) The CDSC applies to redemptions of Class C shares within one year of purchase.
(e) The CDSC applies to redemptions of Class II shares within eighteen months of purchase.
(1) Other Expenses are based on estimated amounts for the current fiscal year.
(2) The advisor has voluntarily agreed to reimburse the Future Technology Fund, the Growth Opportunities Fund, the Framlington Emerging Markets Fund, the Framlington Healthcare Fund and the Framlington International Growth Fund for certain operating expenses for the current fiscal year. As a result of the expense reimbursements, other expenses and total annual fund operating expenses for the current fiscal year, are expected to be: .35% and 1.60%, respectively, for Class A shares, .35% and 2.35%, respectively, for Class B shares, .35% and 2.35%, respectively, for Class II shares of Future Technology Fund, .43% and 1.43%, respectively, for Class A shares, .43% and 2.18%, respectively, for Class B shares, .43% and 2.18%, respectively, for Class II shares of Growth Opportunities Fund, .48% and 1.98%, respectively, for Class A shares, .48% and 2.73%, respectively, for Class B shares, .48% and 2.73%, respectively, for Class C shares of Framlington Emerging Markets Fund, .50% and 1.50%, respectively, for Class A shares, .50% and 2.25%, respectively, for Class B shares, .50% and 2.25%, respectively, for Class II shares of Framlington Global Financial Services Fund, .36% and 1.61%, respectively, for Class A shares, .36% and 2.36%, respectively, for Class B shares, .36% and 2.36%, respectively, for Class C shares of Framlington Healthcare Fund and

   .44% and 1.69%, respectively, for Class A shares, .44% and 2.44%, respectively, for Class B shares, .44% and 2.44%, respectively, for Class C shares of Framlington International Growth Fund. The advisor may eliminate all or part of the expense reimbursement at any time.
(3) The advisor has voluntarily agreed to waive a portion of its management fees for the Multi-Season Growth Fund for the current fiscal year. The advisor may eliminate all or part of the fee waiver at any time. As a result of the fee waiver, actual management fees and total annual fund operating expenses for the Multi-Season Growth Fund are expected to be .75% and 1.24%, respectively, for Class A shares, .75% and 1.99%, respectively, for Class B shares, .75% and 1.99%, respectively, for Class C shares.
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
*** Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately six years after the date of original purchase.

                           DISTRIBUTION ARRANGEMENTS

Effective until November 8, 2000, the following section in the prospectus entitled Distribution Arrangements-- Share Class Selection for Class B shares is hereby deleted and replaced with the following:

Class B shares

 . No front end sales charge. All your money goes to work for you right away.

 . Higher annual expenses than Class A shares.

 . A CDSC on shares you sell within six years of purchase.

 . Automatic conversion to Class A shares approximately six years after issuance, thus reducing future annual expenses.

 . CDSC is waived for certain redemptions.

                                The Munder Funds
                       Supplement Dated October 27, 2000
                      to Prospectus Dated October 27, 2000
                        Class A, B, C and II Shares of:

  Munder Balanced Fund, Munder Bio(Tech)/2/ Fund, Munder Digital Economy Fund, Munder Equity Income Fund (formerly Munder Growth & Income Fund), Munder Focus Growth Fund (formerly Munder Equity Selection Fund), Munder Future Technology
   Fund, Munder Growth Opportunities Fund, Munder International Equity Fund, Munder International NetNet Fund, Munder Micro-Cap Equity Fund, Munder Multi-
  Season Growth Fund, Munder NetNet Fund, Munder Real Estate Equity Investment Fund, Munder Small-Cap Value Fund, Munder Small Company Growth Fund, Munder
Framlington Emerging Markets Fund, Munder Framlington Global Financial Services
   Fund, Munder Framlington Healthcare Fund, Munder Framlington International
                                  Growth Fund

                             CLOSING OF NETNET FUND

Shares of the NetNet Fund are not currently being offered to new investors. Accordingly, the NetNet Fund will only accept orders for the additional purchase of Fund shares by shareholders into accounts with existing NetNet Fund positions.

                             SHAREHOLDER PRIVILEGES

The Reinvestment Privilege will not apply to the NetNet Fund.



SUPPROEQABC&II1027

MUNDER FUNDS

                                                                      Prospectus

                                                       CLASS A, B, C & II SHARES



                                                                October 27, 2000

                                                         The Munder Equity Funds

                                                                        Balanced
                                                                    Bio(Tech)/2/
                                                                 Digital Economy
                                        Equity Income (formerly Growth & Income)
                                        Focus Growth (formerly Equity Selection)
                                                               Future Technology
                                                            Growth Opportunities
                                                            International Equity
                                                            International NetNet
                                                                Micro-Cap Equity
                                                             Multi-Season Growth
                                                                          NetNet
                                                   Real Estate Equity Investment
                                                                 Small-Cap Value
                                                            Small Company Growth

                                                    The Munder Framlington Funds

                                                    Framlington Emerging Markets
                                           Framlington Global Financial Services
                                                          Framlington Healthcare
                                                Framlington International Growth









                           As with all mutual funds, the Securities and Exchange
                     Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this prospectus.
                                    It is a criminal offense to state otherwise.

Table Of Contents

 2   Risk/Return Summary
 44  Fees And Expenses

 49  More About The Funds
 49  Glossary
 50  Principal Investment Strategies and Risks
 51  Other Investment Strategies and Risks

 54  Your Investment
 54  How To Reach The Funds
 54  Purchasing Shares
 55  Exchanging Shares
 55  Redeeming Shares
 56  Additional Policies For Purchases, Exchanges And Redemptions
 57  Shareholder Privileges

 58  Distribution Arrangements
 58  Share Class Selection
 58  Applicable Sales Charge
 60  Cdsc
 62  12b-1 Fees
 62  Other Information

 63  Pricing Of Fund Shares

 63  Distributions

 64  Federal Tax Considerations
 64  Taxes On Distributions
 64  Taxes On Sales Or Exchanges
 64  Other Considerations

 65  Management
 65  Investment Advisors And Sub-advisor
 66  Portfolio Managers

 68  Financial Highlights

Back Cover For Additional Information

Risk/Return Summary
--------------------------------------------------------------------------------
This Risk/Return Summary briefly describes the goals and principal investment strategies of the Funds and the principal risks of investing in the Funds. For further information on these and the Funds' other investment strategies and risks, please read the section entitled "More About The Funds."

Certain terms used in this prospectus are defined in the Glossary. Unless otherwise noted, all goals of the Funds are non-fundamental and may be changed by the Funds' Board of Directors/Trustees without shareholder approval.

Equity Funds

Balanced Fund

Goal

The Fund's goal is to provide an attractive investment return through a combination of growth of capital and current income.

Principal Investment Strategies

The Fund pursues its goal by allocating its assets among three asset groups: equity securities, fixed income securities and cash equivalents.

The Fund normally will invest at least 25% of its assets in fixed income securities and no more than 75% of its assets in equity securities. The Fund will notify shareholders at least 30 days before changing this policy.

The advisor will allocate the Fund's assets to the three asset groups based on its view of the following factors, among others:

 . general market and economic conditions and trends;

 . interest rates and inflation rates;

 . fiscal and monetary developments; and

 . long-term corporate earnings growth.

The advisor will try to take advantage of changing economic conditions by adjusting the ratio of equity securities to fixed income securities or cash equivalents. For example, if the advisor believes that rapid economic growth will lead to better corporate earnings in the future, then it might increase the Fund's equity securities holdings and reduce its fixed income securities and cash equivalents holdings.

Stocks are chosen on the basis of above-average and sustainable earnings growth, financial stability and attractive valuation. Bond strategy focuses on analysis of current versus historical interest rate relationships and the relative value of the bond market sectors.

The Fund's fixed income securities include:

 . U.S. Government securities;

 . obligations of foreign governments;

 . corporate obligations;

 . zero coupon bonds;

 . variable and floating rate securities;

 . mortgage and other asset-backed securities; and

 . stripped securities.

The Fund's fixed income securities are rated investment grade or better. The average dollar-weighted maturity is expected to vary between six to fifteen years.

The Fund's cash equivalents are short-term, high-quality money market instruments and include:

 . commercial paper;

 . bankers' acceptances and certificates of deposit;

 . corporate obligations; and

 . U.S. Government securities.


Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. Longer term bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

The annual returns in the bar chart are
for the Fund's Class A Shares and do
not reflect sales loads. If sales loads
were reflected, returns would be less
than those shown.

                         Average Annual Total Return
                         (for the periods ended December 31, 1999)
                                          ------------------------------------------
                                                           5         Since
                                                  1 Year Years  Inception (/1/)
                                          ------------------------------------------
                         Class A                  12.40% 15.23%     11.30%
                         Class B                  13.75% 15.47%     14.25%
                         Class C                  17.39%    N/A     14.13%
                         S&P 500(R)
                          Index (/2/)             21.03% 28.55%     22.39%(/3/)
                         S&P 500(R) Index                           26.75%(/4/)
                         S&P 500(R) Index                           25.98%(/5/)
                         60% S&P 500(R)
                         Index/40% Lehman
                         Gov't/Corp. Index (/2/)  11.76% 20.17%     15.80%(/3/)
                         60% S&P 500(R)
                         Index/40% Lehman
                         Gov't/Corp.
                         Index                                      18.89%(/4/)
                         60% S&P 500(R)
                         Index/40% Lehman
                         Gov't/Corp.
                         Index                                      17.52%(/5/)

                                          --------
                                        (1) The inception dates for the Class
                                            A, Class B and Class C shares are
                                            4/30/93, 6/21/94 and 1/24/96,
                                            respectively.
                                        (2) Standard & Poor's 500 Composite
                                            Stock Price Index is an unmanaged
                                            index of common stock prices. The
                                            Lehman Brothers
                                            Government/Corporate Bond Index is
                                            a weighted composite of (i) Lehman
                                            Brothers Government Bond Index,
                                            which is comprised of all publicly
                                            issued, non-convertible debt of the
                                            U.S. Government or any agency
                                            thereof, quasi-federal
                                            corporations, and corporate debt
                                            guaranteed by the U.S. Government
                                            and (ii) Lehman Brothers Corporate
                                            Bond Index, which is comprised of
                                            all public fixed-rate, non-
                                            convertible investment-grade
                                            domestic corporate debt, excluding
                                            collateralized mortgage
                                            obligations.

Balanced Fund Class A

Total Return
(per calendar year)

                       [Bar Chart]

      1994    1995    1996    1997    1998    1999
      ----------------------------------------------
      -5.43%  23.25%  12.58%  17.68%  10.67%  18.94%

                                        (3) Index return is for Class A shares.
                                        (4) Index return is for Class B shares.
                                        (5) Index return is for Class C shares.

                                        The average annual total returns
                                        reflect imposition of the maximum
                                        front-end or contingent deferred sales
                                        charge and conversion of Class B shares
                                        to Class A shares after the applicable
                                        period.

Year-to-date through September 30, 2000: 21.17%

Best Quarter:                          Q4 1998                                               14.55%
Worst Quarter:                         Q3 1998                                               (9.61)%

Bio(Tech)/2/ Fund

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategy

The Fund pursues its goal by investing in equity securities of companies engaged in developing, producing and marketing technologically advanced solutions for the healthcare and medical fields. Although the Fund may invest in foreign companies, most of these companies are currently located in the United States.

The Fund will invest in:

 . biotechnology firms;

 . medical device and instrumentation manufacturers;

 . pharmaceuticals companies;

 . specialty pharmaceuticals, including advanced drug delivery producers;

 . health care information technologies firms; and

 . medical device and instrument manufacturers.

Under normal market conditions, the Fund will invest at least 65% of its assets in companies dedicated to biotechnological solutions for the healthcare and medical fields. Such companies derive at least 50% of sales, earnings or assets from biotechnology products, licenses and services.

The Fund's investments may include foreign securities of companies located in countries with mature markets.

There is no limit on the market capitalization of the companies in which the Fund may invest, or in the length of operating history for the companies. Therefore, the Fund may invest in small companies and may invest without limit in initial public offerings ("IPOs"). It is uncertain whether IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund may also purchase and sell futures, options and forward currency exchange contracts.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will invest primarily in the biotechnology industry and other health care related technologies. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of industries.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . IPO Risk. Investments in initial public offerings may result in increased transactions costs and expenses and the realization of short-term capital gains and distributions. The Fund may lose all or part of its investments if these companies fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Derivatives Risk. The Fund may suffer a loss from its use of futures or options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.

Performance

As of the date of this prospectus, the Fund has not commenced operations and, therefore, does not have annual returns for a full calendar year. For this reason, a bar chart and performance table showing performance information and information on the Fund's best and worst calendar quarters is not provided in this prospectus.

Digital Economy Fund

Goal

The Fund's goal is to provide long-term capital appreciation while outperforming the Standard & Poor's 500 Composite Stock Price Index ("S&P 500(R)") over the long-term.

Principal Investment Strategy

The Fund pursues its goal by investing primarily in companies that leverage technology to gain a competitive advantage. Companies using the Internet to improve efficiencies, utilizing technology to increase market-share and profitability, and companies transforming their businesses to become more competitive are all candidates for investment.

Under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of companies that are using technology in order to gain a competitive advantage over competing companies. The Fund will attempt to control risk by maintaining sector weightings approximately equal to the S&P 500(R) at all times.

The advisor will identify both new companies and mature companies in various industries that are using technology and technological innovation to become more profitable than their peers. As a result, the Fund will not be limited to companies in traditional technology industries.

The advisor will select stocks of companies that (i) will benefit from changes in technology, (ii) will use technology to gain an enduring competitive advantage, and (iii) are gaining market share and are positioned to be the market leaders of the future.

There is no limit on the market capitalization of the companies in which the Fund may invest, or in the length of operating history for the companies. Therefore, the Fund may invest in small companies and may invest without limit in initial public offerings ("IPOs"). It is uncertain whether IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund may invest without limit in foreign securities. The Fund may invest in options, futures contracts and other derivative products.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . Technology Risk. The Fund will concentrate its investments in companies that rely significantly on technological events or advances in their product development, production or operations. Market or economic factors impacting these companies could have a major effect on the value of the

 Fund's investments. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

 . IPO Risk. Investments in initial public offerings may result in increased transactions costs and expenses and the realization of short-term capital gains and distributions. The Fund may lose all or part of its investments if these companies fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Derivatives Risk. The Fund may suffer a loss from its use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.

Performance

As of the date of this prospectus, the Fund has not completed a full calendar year of operations. For this reason, a bar chart and performance table showing performance information and information on the Fund's best and worst calendar quarters is not provided in this prospectus.

Equity Income Fund
(formerly Growth & Income Fund)

Goal

The Fund's goal is to provide capital appreciation and current income.

Principal Investment Strategies

The Fund pursues its goal by investing primarily in dividend-paying equity securities. Under normal circumstances, the Fund will invest at least 65% of its assets in income-producing common stocks and convertible preferred stocks.

The Fund may also purchase fixed income securities which are convertible into or exchangeable for common stock.

The advisor generally selects large, well-known companies that it believes have favorable prospects for dividend growth and capital appreciation. The Fund will seek to produce a current yield greater than the S&P 500.

The Fund focuses on dividend-paying equity securities because, over time, dividend income has accounted for a significant portion of the total return of the S&P 500. In addition, dividends are usually a more stable and predictable source of return than capital appreciation. The advisor believes that stocks which distribute a high level of current income generally have more stable prices than those which pay below average dividends.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. Longer term bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                         Average Annual Total Return
                         (for the periods ended December 31, 1999)
                                          -------------------------------------------
                                                     1                     Since
                                                   Year      5 Years  Inception (/1/)
                                          -------------------------------------------
                         Class A                    (5.80)%    16.25%     14.63%
                         Class B                    (5.84)%    16.47%     14.89%
                         Class C                    (2.00)%       N/A     13.11%
                         S&P 500 Index (/2/)         21.03%    28.55%     26.44%(/3/)
                         S&P 500 Index                                    26.44%(/4/)
                         S&P 500 Index                                    26.46%(/5/)

The annual returns in the bar chart
are for the Fund's Class A Shares
and do not reflect sales loads. If
sales loads were reflected, returns
would be less than those shown.

                                          --------
                                          (1) The inception dates for the
                                              Class A, Class B and Class C
                                              shares are 8/8/94, 8/9/94 and
                                              12/5/95, respectively.
                                          (2) Standard & Poor's 500 Composite
                                              Stock Price Index is a widely
                                              recognized unmanaged index of
                                              U.S. stock market activity.
                                          (3) Index return is for Class A
                                              shares.
                                          (4) Index return is for Class B
                                              shares.
                                          (5) Index return is for Class C
                                              shares.

                                          The average annual total returns
                                          reflect imposition of the maximum
                                          front-end or contingent deferred
                                          sales charge and conversion of Class
                                          B shares to Class A shares after the
                                          applicable period.
EQUITY INCOME FUND CLASS A

Total Return
(per calendar year)

                    [BAR CHART]

     1995     1996     1997     1998     1999
     ------------------------------------------
     33.88%   15.81%   32.10%   10.04%   -0.30%


Year-to-date through September 30,
2000: (4.04)%

Best Quarter:                          Q4 1998                                               13.59%
Worst Quarter:                         Q3 1998                                               (9.98)%

Focus Growth Fund
(formerly Equity Selection Fund)

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing at least 65% of its assets in equity securities.

The Fund invests in equity securities which the advisor believes are undervalued compared to stocks of other companies in the same industry.

The Fund generally invests in companies with market capitalizations of at least $1 billion.

The Fund diversifies its assets by industry in approximately the same weightings as those of the Russell 1000 Growth Index.

The Fund may also invest in foreign
securities.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Medium-Size Company Risk. The stocks of medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than the stocks of larger companies.

 . Foreign Securities Risk. Investments by the Fund in foreign securities presents risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future. Because Class A, Class B and Class II shares have limited performance history, the annual returns in the bar chart, the best quarter and worst quarter returns and the average annual total return chart are those of the Fund's Class Y Shares, which are not offered in this prospectus. Class Y shares are not subject to a sales charge (load). Class A shares are subject to a maximum sales charge (load) of 5.5% on purchases. The sales charge for Class A shares declines as the amount invested increases. Class B shares are subject to a contingent deferred sales charge (CDSC) of 5% imposed on redemptions. The CDSC for Class B shares declines over time. Class II shares are subject to a maximum sales charge (load) of 1% imposed on purchases and a CDSC of 1% imposed on redemptions of Class II shares within 18 months of purchase. Please see the section entitled "Fees and Expenses." Performance for Class A, Class B and Class II shares would have similar annual returns net of any sales charges (loads), because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ.

                                         Average Annual Total Return (Class
                                         Y)
                                         (for the periods ended December 31,
                                         1999)

                                         -------------------------------------------
                                                                         Since
                                                                       Inception
                                                    1 Year             (11/11/98)
                                         -------------------------------------------
                         Focus Growth Fund          16.74%               25.98%
                         S&P 500 Index (/1/)        21.03%               19.09%(/2/)
                         Russell 1000 Growth
                          Index (/1/)               33.14%               29.56%

                                         --------
                                         (1) Standard & Poor's Composite 500
                                             Index is a widely recognized
                                             unmanaged index of U.S. stock
                                             market activity. The Russell
                                             1000(R) Growth Index is an index
                                             which measures the performance of
                                             those Russell 1000 companies with
                                             higher price to book ratios and
                                             higher forecasted growth values.
                                             The Fund has changed its primary
                                             market index from the S&P 500(R)
                                             Index to the Russell 1000(R)
                                             Growth Index, which better
                                             represents the markets in which
                                             the Fund typically invests.
FOCUS GROWTH FUND CLASS Y

Total Return
(per calendar year)

   [BAR CHART]

      1999
      ----
      16.74%
--------

Year-to-date through September 30, 2000: 14.70%

Best Quarter:                          Q4 1999                                               13.18%
Worst Quarter:                         Q3 1999                                               (7.72%)

Future Technology Fund

Goal

The Fund's goal is to provide capital appreciation.

Principal Investment Strategy

The Fund pursues its goal by investing at least 65% of its assets in common stocks of technology-related companies. Technology-related companies are companies that develop, manufacture, or distribute technology, communications and Internet-related products and services. The Fund may also invest in the stocks of companies that should benefit commercially from technological advances. The Fund invests in both established companies and in new or unseasoned companies, including companies making initial public offerings.

The products and services provided by technology-related companies may include: computer hardware and software, communications hardware and software, semiconductors, business services, media and information services and Internet-related services.

In selecting stocks, the advisor will first identify attractive sectors within the technology industry. The advisor will then focus on companies that it believes are current industry leaders or leading companies in developing sectors. Using fundamental analysis, the advisor will look for companies with:

 . strong market share within their sector; and/or

 .technologically superior products or services; and

 . stable or improving revenue growth, earnings growth or order trends.

The Fund is "non-diversified" under the Investment Company Act of 1940, as amended and may invest more of its assets in fewer issuers than a "diversified" investment company.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will concentrate its investments in the technology industry. Market or economic factors impacting that industry sector could have a major effect on the value of the Fund's investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, government regulation and competition. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

 . Non-Diversified Risk. The Fund may invest more of its assets in fewer issuers than many other funds do, may be more susceptible to adverse developments affecting any single issuer, and may be more susceptible to greater losses because of these developments.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. The Fund may lose all or part of its investments if these companies and their product lines fail to achieve an adequate level of market recognition or acceptance.

Performance

As of the date of this prospectus, the Fund has not completed a full calendar year of operations. For this reason, a bar chart and performance table showing performance information and information on the Fund's best and worst calendar quarters is not provided in this prospectus.

Growth Opportunities Fund

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing at least 65% of its assets in the equity securities of companies with market capitalizations between $500 million and $10 billion.

Its style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price) and seeks to produce attractive returns during various market environments.

The advisor chooses the Fund's investments by reviewing the earnings growth of approximately 10,000 companies over the past three years and investing in approximately 50 to 100 companies based on:

 . superior earnings growth;

 . financial stability;

 . relative market value; and

 . price changes compared to the S&P MidCap 400 Index.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies' stocks typically are traded in a lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future. Because Class A, Class B and Class II shares have limited performance history, the annual returns in the bar chart, the best quarter and worst quarter returns and the average annual total return chart are those of the Fund's Class Y Shares, which are not offered in this prospectus. Class Y shares are not subject to a sales charge (load). Class A shares are subject to a maximum sales charge (load) of 5.5% on purchases. The sales charge for Class A shares declines as the amount invested increases. Class B shares are subject to a contingent deferred sales charge (CDSC) of 5% imposed on redemptions. The CDSC for Class B shares declines over time. Class II shares are subject to a maximum sales charge (load) of 1% imposed on purchases and a CDSC of 1% imposed on redemptions of Class II shares within 18 months of purchase. Please see the section entitled "Fees and Expenses." Performance for Class A, Class B and Class II shares would have similar annual returns net of any sales charges (loads), because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ.

                                         Average Annual Total Return (Class Y)
                                         (for the periods ended December 31,
                                         1999)

                                         ----------------------------------------
                                                                          Since
                                                                        Inception
                                                           1 Year       (6/24/98)
                                         ----------------------------------------
                         Growth Opportunities Fund         31.62%        17.04%
                         S&P MidCap 400(R) Index (/1/)     14.71%        12.97%

                                         --------
                                         (1) Standard & Poor's MidCap 400
                                             Index is a capitalization-
                                             weighted index of that measures
                                             the performance of the mid-range
                                             sector of the U.S. stock market
                                             where the median market
                                             capitalization is approximately
                                             $700 million.
GROWTH OPPORTUNITIES FUND (CLASS Y)

Total Return
(per calendar year)

  [BAR CHART]

     1999
     ----
     31.62%
--------

Year-to-date through September 30, 2000: 32.53%

Best Quarter:                          Q4 1999                                               24.95%
Worst Quarter:                         Q1 1999                                               (7.77)%

International Equity Fund

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing primarily in foreign securities including American Depositary Receipts (ADRs).

Under normal market conditions, at least 65% of the Fund's assets are invested in equity securities in at least three foreign countries. The Fund mostly invests in mature markets, but may also invest in emerging markets.

The Fund emphasizes companies with a market capitalization of at least $250 million. The Fund then invests in additional securities trading on either a foreign or U.S. stock exchange, which are chosen through an economic modeling process. This process seeks to identify those stocks that will have strong relative performance in their home market.

At least once a quarter, the advisor creates a list of foreign securities and ADRs which the Fund may purchase based on the country where the company is located, its competitive advantages, its past financial record, its future prospects for growth and the market for its securities. The advisor updates the securities list frequently (at least quarterly), adds new securities to the list if they are eligible and sells securities not on the updated securities list as soon as practicable.

After the advisor creates the securities list, it divides the list into two sections. The first section is designed to provide broad coverage of international markets. The second section increases exposure to securities that the advisor expects will perform better than other stocks in their industry sectors and their markets as a whole. When the advisor believes broader market exposure will benefit the Fund, it will allocate up to 100% of the Fund's assets in first section securities. When the advisor identifies strong potential for specific securities to perform well, the Fund may invest up to 50% of its assets in second section securities.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if particular companies the Fund invests in do not perform well.

 . Foreign Securities Risk. Investments by the Fund in foreign securities may experience greater and more rapid change in value than investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Emerging Markets Risk. Investments by the Fund in emerging market countries heightens the risks presented by investing in foreign securities and currencies and may result in loss to the Fund. Numerous emerging countries have recently experienced serious, and potentially continuing, economic and political problems. Stock markets in many emerging countries are relatively small and risky. Investors are often limited in their ability to invest in, and withdraw assets from, these foreign markets. Additional restrictions may be imposed under emergency conditions.

 . Small Company Stock Risk. The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them difficult to sell.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                         Average Annual Total Return
                         (for the periods ended December 31, 1999)
                                          ------------------------------------
                                                                    Since
                                                 1 Year 5 Years Inception(/1/)
                                          ------------------------------------
                         Class A                 36.38% 14.76%   13.29%
                         Class B                 38.08% 14.96%   11.72%
                         Class C                 42.25%    N/A   15.23%
                         FT/S&P Actuaries World
                         Index ex U.S. (/2/)     31.83% 12.67%   14.49%(/3/)
                         FT/S&P Actuaries World
                         Index ex U.S.                           11.68%(/4/)
                         FT/S&P Actuaries World
                         Index ex U.S.                           13.50%(/5/)
The annual returns in the bar chart
are for the Fund's Class A Shares
and do not reflect sales loads. If
sales loads were reflected, returns
would be less than those shown.

                                          --------
                                          (1) The inception dates for the
                                              Class A, Class B and Class C
                                              shares are 11/30/92, 3/9/94 and
                                              9/29/95, respectively.
                                          (2) The FT/S&P Actuaries World Index
                                              ex U.S. is an unmanaged index
                                              used to portray global equity
                                              markets excluding the U.S. The
                                              Index is weighted based on the
                                              market capitalization of those
                                              stocks selected to represent
                                              each country and includes gross
                                              represent each country and
                                              includes gross reinvestment of
                                              dividends.
                                          (3) Index return is for Class A
                                              shares.
                                          (4) Index return is for Class B
                                              shares.
                                          (5) Index return is for Class C
                                              shares.

                                          The average annual total returns
                                          reflect imposition of the maximum
                                          front-end or contingent deferred
                                          sales charge and conversion of Class
                                          B shares to Class A shares after the
                                          applicable period.
INTERNATIONAL EQUITY FUND CLASS A

Total Return
(per calendar year)

[BAR CHART]

      1993      1994      1995      1996      1997      1998      1999
     ------------------------------------------------------------------
     32.51%    -8.55%    13.72%    10.06%     3.06%    13.16%    44.36%
Year-to-date through September 30, 2000: (12.59)%

Best Quarter:                          Q4 1999                                               25.38%
Worst Quarter:                         Q3 1998                                               (16.82)%

International NetNet Fund

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategy

The Fund pursues its goal by using a growth strategy to invest primarily in foreign companies engaged in the Internet or Intranet related business.

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of foreign companies that are engaged in the research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with the Internet or Intranet related businesses. The Fund will invest in foreign equity securities and ADRs.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents. An Intranet is the application of WWW tools and concepts to a company's internal documents and databases.

There is no limit on the market capitalization of the companies in which the Fund may invest, or in the length of operating history for the companies. The Fund may invest in small companies. The Fund may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund may invest in emerging markets. The Fund may also purchase and sell options and forward currency exchange contracts.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor or the sub-advisor, regardless of movements in the securities markets.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Emerging Markets Risk. Investments by the Fund in emerging market countries heightens the risks presented by investing in foreign securities and currencies and may result in loss to the Fund. Numerous emerging countries have recently experienced serious, and potentially continuing, economic and political problems. Stock markets in many emerging countries are relatively small and risky. Investors are often limited in their ability to invest in, and withdraw assets from, these foreign markets. Additional restrictions may be imposed under emergency conditions.

 . Sector Risk. The Fund will invest primarily in foreign companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of industries.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. The Fund may lose all or part of its investments if these companies fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . Derivatives Risk. The Fund may suffer a loss from its use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.

Performance

As of the date of this prospectus, the Fund has not completed a full calendar year of operations. For this reason, a bar chart and performance table showing performance information and information on the Fund's best and worst calendar quarters is not provided in this prospectus.

Micro-Cap Equity Fund

Goal

The Fund's goal is to provide capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing at least 65% of its assets in equity securities of micro-capitalization companies. Micro-capitalization companies means companies having a market capitalization within the range of the companies included in the Wilshire Micro-Cap Index. As of the date of this prospectus, such capitalizations do not exceed approximately $300 million, which is considerably less than the market capitalization of S&P 500 companies.

The Fund attempts to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The advisor will choose companies that:

 . present the ability to grow significantly over the next several years;

 . may benefit from changes in technology, regulations and industry sector trends; and

 . are still in the developmental stage and may have limited product lines.

There is no limit on the length of operating history for the companies in which the Fund may invest. The Fund may also invest in equity securities of larger capitalization companies. The Fund may invest without limit in initial public offerings of micro-capitalization companies.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.
 . Small Company Stock Risk. The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.
 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. The Fund may lose all or part of its investments if these companies fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

The annual returns in the bar chart are   Average Annual Total Return
for the Fund's Class A Shares and do      (for the periods ended December
not reflect sales loads. If sales loads   31, 1999)
were reflected, returns would be less
than those shown.

                                          -----------------------------------
                                                                  Since
                                                    1 Year    Inception(/1/)
                                          -----------------------------------
                         Class A                    65.23%        39.00%
                         Class B                    68.28%        38.04%
                         Class C                    72.30%        44.49%
                         Wilshire Micro-Cap         40.86%        17.40%(/3/)
                         Index (/2/)
                         Wilshire Micro-Cap Index                 17.46%(/4/)
                         Wilshire Micro-Cap Index                 20.09%(/5/)

                                           --------
                                           (1) The inception dates for the
                                               Class A, Class B and Class C
                                               shares are 12/26/96, 2/24/97
                                               and 3/31/97, respectively.
                                           (2) The Wilshire Micro-Cap Index
                                               consists of all issues in the
                                               Wilshire 5000 Index that rank
                                               below the 2,501st company
                                               based on size. The Wilshire
                                               5000 Index contains all
                                               publicly traded U.S. stocks,
                                               but excludes REITS and limited
                                               partnerships.
                                           (3) Index return is for Class A
                                               shares.
                                           (4) Index return is for Class B
                                               shares.
                                           (5) Index return is for Class C
                                               shares.

                                           The average annual total returns
                                           reflect imposition of the maximum
                                           front-end or contingent deferred
                                           sales charge and conversion of
                                           Class B shares to Class A shares
                                           after the applicable period.

MICRO-CAP EQUITY FUND CLASS A

Total Return
(per calendar year)

             [BAR CHART]

      1997      1998      1999
     --------------------------
     71.30%    -5.77%    74.90%
Year-to-date through September 30, 2000: 2.52%

Best Quarter:                          Q4 1999                                               47.88%
Worst Quarter:                         Q3 1998                                               (28.35)%

Multi-Season Growth Fund

Goal

The Fund's goal is to provide long-term capital appreciation. This goal is "fundamental" and cannot be changed without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing at least 65% of its assets in equity securities. The Fund generally invests in equity securities of companies with market capitalizations over $1 billion. Its style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price) and seeks to produce attractive returns during various market environments.

The advisor chooses the Fund's investments by reviewing the earnings growth of approximately 5,500 companies over the past five years and investing in approximately 50 to 100 companies based on:

 . superior earnings growth;

 . financial stability;

 . relative market value; and

 . price changes compared to the S&P 500(R).

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risk:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

Performance

The bar chart and table below give some indication of the risks of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

The annual returns in the bar chart
are for the Fund's Class B Shares
and do not reflect contingent
deferred sales charges. If such
loads were reflected, returns would
be less than those shown.

                        Average Annual Total Return
                        (for the periods ended December 31, 1999)
                                       --------------------------------
                                                            Since
                                         1 Year 5 Years Inception(/1/)
                                       --------------------------------
                        Class A           4.94% 20.53%      16.13%
                        Class B           5.46% 20.86%      15.90%
                        Class C           9.39% 21.04%      16.64%
                        S&P 500 In-
                         dex (/2/)       21.03% 28.55%      22.38%(/3/)
                        S&P 500 Index                       22.39%(/4/)
                        S&P 500 Index                       22.96%(/5/)

                                       --------
                                       (1) The inception dates of the Class
                                           A, Class B and Class C shares
                                           are 8/4/93, 4/29/93 and 9/20/93,
                                           respectively.
                                       (2) Standard & Poor's 500 Composite
                                           Stock Price Index is a widely
                                           recognized unmanaged index of
                                           U.S. stock market activity.
                                       (3) Index return is for Class A
                                           shares.
                                       (4) Index return is for Class B
                                           shares.
                                       (5) Index return is for Class C
                                           shares.

                                       The average annual total returns
                                       reflect imposition of the maximum
                                       front-end or contingent deferred
                                       sales charge and conversion of Class
                                       B shares to Class A shares after the
                                       applicable period.
                                  [BAR CHART]
MULTI-SEASON GROWTH FUND CLASS B

Total Return
(per calendar year)

                            [BAR CHART]

       1994      1995      1996      1997      1998      1999
      --------------------------------------------------------
      -3.21%    31.19%    21.42%    29.20%    14.29%    10.46%

Year-to-date through September 30, 2000: (2.74)%

Best Quarter:                          Q4 1998                                               19.58%
Worst Quarter:                         Q3 1998                                               (14.35)%

NetNet Fund

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategy

The Fund pursues its goal by investing primarily in companies engaged in the Internet and Intranet related business.

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies that are engaged in the research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with the Internet or Intranet related businesses.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents. An Intranet is the application of WWW tools and concepts to a company's internal documents and databases.

There is no limit on the market capitalization of the companies the Fund may invest in, or in the length of operating history for the companies. The Fund may invest without limit in initial public offerings.

The Fund may also invest in foreign securities and purchase and sell options.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of industries.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. The Fund may lose all or part of its investments if these companies fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 . Derivatives Risk. The Fund may suffer a loss from its use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compares to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

The annual returns in the bar chart
are for the Fund's Class A Shares
and do not reflect sales loads. If
sales loads were reflected, returns
would be less than those shown.

                         Average Annual Total Return
                         (for the periods ended December 31, 1999)
                                          ------------------------------------
                                                                  Since
                                                    1 Year    Inception(/1/)
                                          ------------------------------------
                         Class A                    160.44%        90.13%
                         Class B                    168.48%       156.34%
                         Class C                    172.65%       233.84%
                         Russell 2000 Index (/2/)    21.26%        14.70%(/3/)
                         Russell 2000 Index                        10.01%(/4/)
                         Russell 2000 Index                        19.92%(/5/)

                                          --------
                                          (1) The inception date for Class A,
                                              Class B and Class C shares are
                                              8/19/96, 6/1/98 and 11/3/98,
                                              respectively.
                                          (2) The Russell 2000 Index is a
                                              capitalization weighted total
                                              return index which is comprised
                                              of 2,000 of the smallest
                                              capitalized U.S. domiciled
                                              companies whose stock is traded
                                              on the NYSE, American Stock
                                              Exchange and/or NASDAQ.
                                          (3) Index return is for Class A
                                              shares.
                                          (4) Index return is for Class B
                                              shares.
                                          (5) Index return is for Class C
                                              shares.

                                          The average annual total returns
                                          reflect imposition of the maximum
                                          front-end or contingent deferred
                                          sales charge and conversion of Class
                                          B shares to Class A shares after the
                                          applicable period.
NETNET FUND CLASS A

Total Return
(per calendar year)

               [BAR CHART]

       1997      1998       1999
      ----------------------------
      30.43%    97.92%     175.55%

Year-to-date through September 30, 2000: (14.60)%

Best Quarter:                          Q4 1999                                                79.67%
Worst Quarter:                         Q1 1997                                               (19.15)%

Real Estate Equity Investment Fund

Goal

The Fund's goal is to provide both capital appreciation and current income. This goal is "fundamental" and cannot be changed without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 65% of its total assets in equity securities of U.S. companies which are principally engaged in the real estate industry.

A company is "principally engaged" in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. The Fund will not own real estate directly.

The advisor selects companies exhibiting steady cash flows, financial stability, quality management and reasonable valuations.

The companies in which the Fund primarily invests include:

 . equity real estate investment trusts ("REITS") (only if they are traded on a securities exchange or NASDAQ);

 . brokers, home builders and real estate developers;

 . companies with substantial real estate holdings (for example, paper and lumber producers, hotels and entertainment companies);

 . manufacturers and distributors of building supplies;

 . mortgage REITS; and

 . financial institutions which issue or service mortgages.


Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will concentrate its investments in the real estate industry sector. Adverse economic, business or political developments affecting that industry sector could have a major effect on the value of the Fund's investments.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

The annual returns in the bar chart are for the Fund's Class A Shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                       Average Annual Total Return
                                       (for the periods ended December 31,
                                       1999)
                                       ---------------------------
                                                  5       Since
                                       1 Year   Years Inception(/1/)
                                       ---------------------------
                         Class A       (10.12)% 6.36%      6.51%
                         Class B       (10.16)% 6.46%      6.72%
                         Class C       (16.40)%   N/A      5.96%
                         NAREIT (/2/)   (4.62)% 8.09%      7.70%(/3/)
                         NAREIT                            8.61%(/4/)
                         NAREIT                            6.14%(/5/)

                                          --------
                                          (1) The inception dates for the
                                              Class A, Class B and Class C
                                              shares are 9/30/94, 10/3/94 and
                                              1/5/96, respectively.
                                          (2) National Association of Real
                                              Estate Investment Trusts
                                              ("NAREIT") are equity real
                                              estate investment trusts which
                                              are defined as those which
                                              derive more than 75% of their
                                              income from equity investments
                                              in real estate assets. The
                                              NAREIT equity index includes all
                                              tax qualified real estate
                                              investment trusts listed on the
                                              New York Stock Exchange, the
                                              American Stock Exchange or the
                                              NASDAQ National Market System.
                                          (3) Index return is for Class A
                                              shares.
                                          (4) Index return is for Class B
                                              shares.
                                          (5) Index return is for Class C
                                              shares.

                                          The average annual total returns
                                          reflect imposition of the maximum
                                          front-end or contingent deferred
                                          sales charge and conversion of Class
                                          B shares to Class A shares after the
                                          applicable period.

REAL ESTATE EQUITY INVESTMENT FUND CLASS A

Total Return
(per calendar year)

                      [BAR CHART]


     1995      1996      1997      1998      1999
     ----------------------------------------------
     -11.71%   34.06%    22.13%    -17.17%   -4.87%

Year-to-date through September 30, 2000: 18.73%

Best Quarter:                          Q4 1996                                                17.73%
Worst Quarter:                         Q3 1999                                               (10.35)%

Small-Cap Value Fund

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 65% of its assets in equity securities of small capitalization companies. Small capitalization companies means companies with market capitalizations within the range of the companies in the Russell 2000 Index. As of the date of this prospectus, such capitalizations do not exceed approximately $1.5 billion, which is less than the market capitalization of S&P 500 companies.

The Fund attempts to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The Fund will usually invest in equity securities of companies that the advisor believes can be purchased at a price significantly below its inherent value. A company's equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, industry conditions or developments affecting the particular company.

In addition to valuation, the advisor considers these factors, among others, in choosing companies:

 . a stable or improving earnings record;

 . sound finances;

 . above-average growth prospects;

 . participation in a fast growing industry;

 . strategic niche position in a specialized market; and

 . adequate capitalization.

The Fund may also invest in equity securities of larger capitalization companies.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Small Company Stock Risk. The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

The annual returns in the bar chart are   Average Annual Total Return
for the Fund's Class A Shares and do       (for the periods ended December
not reflect sales loads. If sales loads    31, 1999)
were reflected, returns would be less
than those shown.

                                          -------------------------
                                                        Since
                                           1 Year   Inception(/1/)
                                          -------------------------
                         Class A           (10.21)%      6.08%
                         Class B           (10.57)%      4.72%
                         Class C            (6.74)%      7.32%
                         Russell 2000 In-
                          dex (/2/)          21.26%     12.63%(/3/)
                         Russell 2000 In-
                          dex                           14.03%(/4/)
                         Russell 2000 In-
                          dex                           12.64%(/5/)

                                          --------
                                          (1) The inception dates for Class A,
                                              Class B and Class C shares are
                                              1/10/97, 2/11/97 and 1/13/97,
                                              respectively.
                                          (2) The Russell 2000 Index is a
                                              capitalization weighted total
                                              return index which is comprised
                                              of 2,000 of the smallest
                                              capitalized U.S. domiciled
                                              companies whose stock is traded
                                              on the NYSE, American Stock
                                              Exchange and the NASDAQ.
                                          (3) Index return is for Class A
                                              shares.
                                          (4) Index return is for Class B
                                              shares.
                                          (5) Index return is for Class C
                                              shares.

                                           The average annual total returns
                                           reflect imposition of the maximum
                                           front-end or contingent deferred
                                           sales charge and conversion of
                                           Class B shares to Class A shares
                                           after the applicable period.

SMALL-CAP VALUE FUND CLASS A

Total Return
(per calendar year)

        [BAR CHART]

      1998      1999
      ----------------
      -6.70%    -4.96%
Year-to-date through September 30, 2000: 10.83%

Best Quarter:                          Q2 1999                                               17.68%
Worst Quarter:                         Q3 1998                                               (19.93)%

Small Company Growth Fund

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 65% of its assets in equity securities of small companies with market capitalizations below $1.5 billion, which is less than the market capitalization of S&P 500 companies.

The Fund attempts to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since smaller capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The advisor considers these factors, among others, in choosing companies:

 . above-average growth prospects;

 . participation in a fast-growing industry;

 . strategic niche position in a specialized market; and

 . adequate capitalization.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Small Company Stock Risk. The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

The annual returns in the bar chart are Average Annual Total Return
for the Fund's Class A Shares and do    (for the periods ended December 31,
not reflect sales loads. If sales loads 1999) were reflected, returns would be less than those shown.

                                        ----------------------------------------
                                                                      Since
                                                 1 Year   5 Years Inception(/1/)
                                        ----------------------------------------
                        Class A                   (3.08)%  14.80%    12.37%
                        Class B                   (3.62)%  14.90%    13.53%
                        Class C                   (0.30)%    N/A     12.53%
                        Russell 2000 Index(/2/)  (21.26)%  16.69%    14.53%(/3/)
                        Russell 2000 Index                           14.64%(/4/)
                        Russell 2000 Index                           13.62%(/5/)

                                        --------
                                          (1) The inception dates for the
                                              Class A, Class B and Class C
                                              shares are 11/23/92, 4/28/94 and
                                              9/26/95, respectively.
                                          (2) The Russell 2000 Index is a
                                              capitalization weighted total
                                              return index which is comprised
                                              of 2,000 of the smallest
                                              capitalized U.S. domiciled
                                              companies whose stock is traded
                                              in the United States on the New
                                              York Stock Exchange, American
                                              Stock Exchange and the NASDAQ.
                                          (3) Index return is for Class A
                                              shares.
                                          (4) Index return is for Class B
                                              shares.
                                          (5) Index return is for Class C
                                              shares.

                                        The average annual total returns
                                        reflect imposition of the maximum
                                        front-end or contingent deferred sales
                                        charge and conversion of Class B shares
                                        to Class A shares after the applicable
                                        period.

SMALL COMPANY GROWTH FUND CLASS A

Total Return
(per calendar year)

[BAR CHART]

     1993      1994      1995      1996      1997      1998      1999
     -----------------------------------------------------------------
     13.14%    -2.74%    29.64%    36.83%    25.34%    -7.46%    2.57%

Year-to-date through September 30, 2000: 13.45%

Best Quarter:                          Q2 1997                                                23.98 %
Worst Quarter:                         Q3 1998                                               (21.09)%

Framlington Emerging Markets Fund

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing at least 65% of its assets in equity securities of companies in emerging market countries, as defined by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development.

The sub-advisor selects companies on a "bottom-up approach." This strategy is the search for outstanding performance of individual companies before considering the impact of economic trends. The companies may be identified from research reports, stock screens or personal knowledge of products and services.

A company will be considered to be in an emerging market country if:

 . the company is organized under the laws of, or has a principal office in, an emerging market country;

 . the company's stock is traded primarily in an emerging market country;

 . most of the company's assets are in an emerging market country; or

 . most of the company's revenues or profits come from goods produced or sold, investments made or services performed in an emerging market country.

The Fund may also invest in foreign securities of companies located in countries with mature markets.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Foreign Securities Risk. Investments by the Fund in foreign securities may experience greater and more rapid change in value than investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Emerging Markets Risk. Investments by the Fund in foreign securities of issuers in emerging market countries is subject to emerging markets risk. Investing in emerging market countries heightens the risks presented by investing in foreign securities and currencies and may result in loss to the Fund. Numerous emerging countries have recently experienced serious, and potentially continuing, economic and political problems. Stock markets in many emerging countries are relatively small and risky. Investors are often limited in their ability to invest in, and withdraw assets from, these foreign markets. Additional restrictions may be imposed under emergency conditions.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                                          Average Annual Total Return
The annual returns in the bar chart are   (for the periods ended December
for the Fund's Class A Shares and do      31, 1999)
not reflect sales loads. If sales loads
were reflected, returns would be less
than those shown.

                                          -----------------------------
                                                            Since
                                                1 Year  Inception(/1/)
                                          -----------------------------
                         Class A                77.35%      12.71%
                         Class B                81.51%      10.33%
                         Class C                83.63%      11.51%
                         MSCI Emerging Markets
                          Index(/2/)            66.41%       0.94%(/3/)
                         MSCI Emerging Markets Index       (0.54)%(/4/)
                         MSCI Emerging Markets Index        28.38%(/5/)

                                          --------
                                          (1) The inception dates for Class A,
                                              Class B and Class C shares are
                                              1/14/97, 2/25/97 and 3/3/97,
                                              respectively.
                                          (2) Morgan Stanley (MSCI) Emerging
                                              Market Index is an unmanaged
                                              index used to portray the
                                              pattern of common stock price
                                              movement in Europe, Australia,
                                              New Zealand and other countries
                                              in the Far East.
                                          (3) Index return is for Class A
                                              shares.
                                          (4) Index return is for Class B
                                              shares.
                                          (5) Index return is for Class C
                                              shares.

                                          The average annual total returns
                                          reflect imposition of the maximum
                                          front-end or contingent deferred
                                          sales charge and conversion of
                                          Class B shares to Class A shares
                                          after the applicable period.


FRAMLINGTON EMERGING MARKETS FUND CLASS A

Total Return
(per calendar year)

       [BAR CHART]

     1998     1999
     ---------------
     -27.48%  87.64%
Year-to-date through September 30, 2000: (29.46)%

Best Quarter:                          Q4 1999                                               42.94%
Worst Quarter:                         Q3 1998                                               (21.69)%

Framlington Global Financial Services Fund

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing at least 65% of its assets in equity securities of U.S. and foreign companies which are principally engaged in the financial services industries and companies providing services primarily within the financial services industries. The Fund focuses specifically on companies which are likely to benefit from growth or consolidation in the financial services industries.

Examples of companies in the financial services industry are:

 . commercial, industrial and investment banks;

 . savings and loan associations;

 . brokerage companies;

 . consumer and industrial finance companies;

 . real estate and leasing companies;

 . insurance companies; and

 . holding companies for each of the above.

A company is "principally engaged" in the financial services industry if at least 50% of its gross income, net sales or net profits comes from activities in the financial services industry or if the company dedicates more than 50% of its assets to the production of revenues from the financial services industry.

The sub-advisor selects companies on a "bottom-up approach." This strategy is the search for outstanding performance of individual companies before considering the impact of economic trends. The sub-advisor evaluates companies, analyzing a number of factors, including the growth prospects of a financial services company relative to the price of its stock.

The sub-advisor allocates assets among countries based on:

 . its analysis of the trends in the financial services industry in particular regions;

 . the relative valuation of financial services companies in different regions;
  and

 . its assessment of the prospects for a particular equity market and its currency.

Under normal market conditions, the Fund invests at least 65% of its assets in at least three different countries, including the United States. The Fund may invest in companies located in countries with mature markets and in those with emerging markets.

The Fund may also enter into forward currency exchange contracts.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically risen and fallen in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will invest primarily in companies which are principally engaged in the financial services industries and companies providing services primarily within the financial services industries. Adverse economic, business or political developments affecting that industry sector could have a major effect on the value of the Fund's investments.

 . Foreign Securities Risk. Investments by the Fund in foreign securities may experience greater and more rapid change in value than investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Derivatives Risk. The Fund may suffer a loss from the Fund's use of forward currency exchange contracts and other forms of derivative instruments. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future. Because Class A, Class B and Class II shares have limited performance history, the annual returns in the bar chart, the best quarter and worst quarter returns and the average annual total return chart are those of the Fund's Class Y Shares, which are not offered in this prospectus. Class Y shares are not subject to a sales charge (load). Class A shares are subject to a maximum sales charge (load) of 5.5% on purchases. The sales charge for Class A shares declines as the amount invested increases. Class B shares are subject to a contingent deferred sales charge (CDSC) of 5% imposed on redemptions. The CDSC for Class B shares declines over time. Class II shares are subject to a maximum sales charge (load) of 1% imposed on purchases and a (CDSC) of 1% imposed on redemptions of Class II shares within 18 months of purchase. Please see the section entitled "Fees and Expenses." Performance for Class A, Class B and Class II shares would have substantially similar annual returns net of any sales charges (loads), because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ.

                                         Average Annual Total Return (Class Y)
                                         (for the periods ended December 31,
                                         1999)

                                         ---------------------------------------
                                                                         Since
                                                                       Inception
                                                                1 Year (6/24/98)
                                         ---------------------------------------
                         Framlington Global Financial Services
                          Fund                                   4.52%   3.42%
                         MSCI World Finance Index(/1/)           6.65%   3.37%

                                         --------
                                         (1)  The Morgan Stanley Capital
                                              International (MSCI) World
                                              Finance Index is an unmanaged
                                              index which follows 22 developed
                                              nations, containing four sub-
                                              sectors (Insurance, Financial
                                              Services, Real Estate and
                                              Banking).

FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND CLASS Y

Total Return
(per calendar year)

   [BAR CHART]

      1999
      ------
      4.52%
--------

Year-to-date through September 30, 2000: 12.80%

Best Quarter:                          Q4 1999                                                7.35 %
Worst Quarter:                         Q3 1999                                               (2.52)%

Framlington Healthcare Fund

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing in equity securities of companies providing healthcare and medical services and products worldwide. Currently, most of these companies are located in the United States.

The Fund will invest in:

 . pharmaceutical producers;

 . biotechnology firms;

 . medical device and instrument manufacturers;

 . distributors of healthcare products;

 . healthcare providers and managers; and

 . other healthcare service companies.

Under normal market conditions, the Fund will invest at least 65% of its assets in healthcare companies, which are companies for which at least 50% of sales, earnings or assets arise from or are dedicated to health services or medical technology activities.

The sub-advisor selects companies on a "bottom-up approach." This strategy is the search for outstanding performance of individual companies before considering the impact of economic trends. The sub-advisor evaluates companies, analyzing a number of factors, including the growth prospects of a healthcare company relative to the price of its stock and companies that are at the leading edge of new developments in the healthcare industry.

The Fund's investments may include foreign securities of companies located in countries with mature markets.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will invest primarily in companies which are principally engaged in the healthcare industry and companies providing services primarily within the healthcare industry. Adverse economic, business or political developments affecting that industry sector could have a major effect on the value of the Fund's investments.

 . Foreign Securities Risk. Investments by the Fund in foreign securities may experience greater and more rapid change in value than investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                                          Average Annual Total Return
The annual returns in the bar chart are   (for the periods ended December
for the Fund's Class C Shares and do      31, 1999)
not reflect sales loads. If sales loads
were reflected, returns would be less
than those shown.

                                          ---------------------------
                                                          Since
                                            1 Year    Inception(/1/)
                                          ---------------------------
                         Class A             31.06%       11.37%
                         Class B             32.72%       12.72%
                         Class C             36.63%       15.50%
                         S&P Healthcare
                          Composite(/2/)      (8.25)%     20.06%(/3/)
                         S&P Healthcare Composite         20.29%(/4/)
                         S&P Healthcare Composite         20.57%(/5/)

                                          --------
                                          (1) The inception dates for Class A,
                                              Class B and Class C shares are
                                              2/14/97, 1/31/97 and 1/13/97,
                                              respectively.
                                          (2) The S&P Healthcare Composite is
                                              a capitalization-weighted index
                                              of all of the stocks in the S&P
                                              500 that are involved in the
                                              business of health care related
                                              products or services.
                                          (3) Index return is for Class A
                                              shares.
                                          (4) Index return is for Class B
                                              shares.
                                          (5) Index return is for Class C
                                              shares.

                                           The average annual total returns
                                           reflect imposition of the maximum
                                           front-end or contingent deferred
                                           sales charge and conversion of
                                           Class B shares to Class A shares
                                           after the applicable period.


FRAMLINGTON HEALTHCARE FUND CLASS C

Total Return
(per calendar year)

        [BAR CHART]

      1998      1999
      ----------------
      0.32%     37.63%

Year-to-date through September 30, 2000: 111.27%

Best Quarter:                          Q4 1999                                                43.51%
Worst Quarter:                         Q1 1999                                               (21.63)%

Framlington International Growth Fund

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing at least 65% of its assets in equity securities of issuers located in at least three foreign countries.

The sub-advisor will choose companies that demonstrate:

 . above-average profitability;

 . high quality management; and

 . the ability to grow significantly in their countries.

The sub-advisor selects companies on a "bottom-up approach." This strategy is the search for outstanding performance of individual companies before considering the impact of economic trends. The sub-advisor generally selects stocks of companies that the sub-advisor believes can grow their earnings faster than the market.

The Fund may invest in companies located in countries with mature markets and in those with emerging markets.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Foreign Securities Risk. Investments by the Fund in foreign securities may experience greater and more rapid change in value than investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Emerging Markets Risk. Investments by the Fund in foreign securities of issuers in emerging market countries is subject to emerging markets risk. Investing in emerging market countries heightens the risks presented by investing in foreign securities and currencies and may result in loss to the Fund. Numerous emerging countries have recently experienced serious, and potentially continuing, economic and political problems. Stock markets in many emerging countries are relatively small and risky. Investors are often limited in their ability to invest in, and withdraw assets from, these foreign markets. Additional restrictions may be imposed under emergency conditions.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

The annual returns in the bar chart are   Average Annual Total Return
for the Fund's Class C Shares and do      (for the periods ended December 31,
not reflect sales loads. If sales loads   1999)
were reflected, returns would be less
than those shown.

                                          -----------------------
                                                       Since
                                           1 Year  Inception(/1/)
                                          -----------------------
                         Class A           37.46%   17.88%
                         Class B           39.01%   20.15%
                         Class C           43.10%   19.53%
                         MSCI EAFE In-
                          dex(/2/)         27.30%   17.83%(/3/)
                         MSCI EAFE Index            18.23%(/4/)
                         MSCI EAFE Index            17.79%(/5/)

                                          --------

                                           (1) The inception dates for the
                                               Class A, Class B and Class C
                                               shares are 2/20/97, 3/19/97
                                               and 2/13/97, respectively.
                                           (2) Morgan Stanley (MSCI) EAFE
                                               Index is an unmanaged index
                                               used to portray the pattern of
                                               common stock price movement in
                                               Europe, Australia, New Zealand
                                               and countries in the Far East.
                                           (3) Index return is for Class A
                                               shares.
                                           (4) Index return is for Class B
                                               shares.
                                           (5) Index return is for Class C
                                               shares.

                                           The average annual total returns
                                           reflect imposition of the maximum
                                           front-end or contingent deferred
                                           sales charge and conversion of
                                           Class B shares to Class A shares
                                           after the applicable period.
Framlington International Growth Fund
Class C

Total Return
(per calendar year)

       [BAR CHART]

      1998     1999
      ---------------
      14.48%   44.10%
Year-to-date through September 30, 2000: (11.97)%

Best Quarter:                          Q4 1999                                                25.68%
Worst Quarter:                         Q3 1998                                               (17.79)%

Fees And Expenses


The tables below describe the fees and expenses that you may pay if you buy and hold shares the Funds. Please note that the following information does not include fees that institutions may charge for services they provide to you.

                                                Class A Class B Class C Class II
Shareholder Fees (fees paid directly from your  Shares  Shares  Shares   Shares
investment)                                     ------- ------- ------- --------
Maximum Sales Charge (Load) Imposed on Pur-
 chases (as a % of offering price)............  5.5%(a)   None    None      1%
Maximum Deferred Sales Charge (Load) (as a %
 of the lesser of original purchase price or
 redemption proceeds).........................  None(b)  5%(c)   1%(d)   1%(e)
Maximum Sales Charge (Load) Imposed on Rein-
 vested Dividends.............................     None   None    None    None
Redemption Fees...............................     None   None    None    None
Exchange Fees.................................     None   None    None    None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) And Examples
The examples are intended to help you compare the cost of investing in each Fund to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

        Annual Fund Operating Expenses
             as a % of net assets
-----------------------------------------------
                       Class A Class B Class C
                       Shares  Shares   Shares
                       ------- ------- --------
Balanced Fund
Management Fees.......   .65%    .65%    .65%
Distribution and/or
 Service (12b-1)
 Fees.................   .25%   1.00%   1.00%
Other Expenses........   .36%    .36%    .36%
                        -----   -----   -----
Total Annual Fund
 Operating Expenses...  1.26%   2.01%   2.01%
                        =====   =====   =====
                       Class A Class B Class II
                       Shares  Shares   Shares
                       ------- ------- --------
Bio(Tech)/2/ Fund
Management Fees.......  1.25%   1.25%   1.25%
Distribution and/or
 Service (12b-1)
 Fees.................   .25%   1.00%   1.00%
Other Expenses(1).....   .50%    .50%    .50%
                        -----   -----   -----
Total Annual Fund
 Operating Expenses...  2.00%   2.75%   2.75%
                        =====   =====   =====
                       Class A Class B Class II
                       Shares  Shares   Shares
                       ------- ------- --------
Digital Economy Fund
Management Fees.......   .75%    .75%    .75%
Distribution and/or
 Service (12b-1)
 Fees.................   .25%   1.00%   1.00%
Other Expenses(1).....   .50%    .50%    .50%
                        -----   -----   -----
Total Annual Fund
 Operating Expenses...  1.50%   2.25%   2.25%
                        =====   =====   =====

                                 Examples
                 ----------------------------------------------
                 Class A Class B    Class B    Class C Class C
                 Shares  Shares*    Shares**   Shares* Shares**
                 ------- -------    --------   ------- --------
 1 Year......... $  676  $  721      $  206    $  309   $  206
 3 Years........ $  933  $  964      $  636    $  636   $  636
 5 Years........ $1,210  $1,324      $1,093    $1,093   $1,093
10 Years........ $1,999  $2,160***   $2,160*** $2,355   $2,355
                                                Class
                 Class A Class B    Class B      II    Class II
                 Shares  Shares*    Shares**   Shares* Shares**
                 ------- -------    --------   ------- --------
 1 Year......... $  749  $  793      $  282    $  482   $  381
 3 Years........ $1,154  $1,184      $  864    $  957   $  957
                                                Class
                 Class A Class B    Class B      II    Class II
                 Shares  Shares*    Shares**   Shares* Shares**
                 ------- -------    --------   ------- --------
 1 Year......... $  699  $  231      $  744    $  329   $  431
 3 Years........ $1,005  $  711      $1,036    $  805   $  805

                       Class A Class B Class C
                       Shares  Shares   Shares
                       ------- ------- --------
Equity Income Fund
Management Fees......    .75%    .75%    .75%
Distribution and/or
 Service (12b-1)
 Fees................    .25%   1.00%   1.00%
Other Expenses.......    .23%    .23%    .23%
                        -----   -----   -----
Total Annual Fund
 Operating Expenses..   1.23%   1.98%   1.98%
                        =====   =====   =====
                       Class A Class B Class II
                       Shares  Shares   Shares
                       ------- ------- --------
Focus Growth Fund
Management Fees......    .75%    .75%    .75%
Distribution and/or
 Service (12b-1)
 Fees................    .25%   1.00%   1.00%
Other Expenses.......    .41%    .41%    .41%
                        -----   -----   -----
Total Annual Fund
 Operating Expenses..   1.41%   2.16%   2.16%
                        =====   =====   =====
                       Class A Class B Class II
                       Shares  Shares   Shares
                       ------- ------- --------
Future Technology
 Fund
Management Fees......   1.00%   1.00%   1.00%
Distribution and/or
 Service (12b-1)
 Fees................    .25%   1.00%   1.00%
Other Expenses(2)....    .40%    .40%    .40%
                        -----   -----   -----
Total Annual Fund
 Operating
 Expenses(2).........   1.65%   2.40%   2.40%
                        =====   =====   =====
                       Class A Class B Class II
                       Shares  Shares   Shares
                       ------- ------- --------
Growth Opportunities
 Fund
Management Fees......    .75%    .75%    .75%
Distribution and/or
 Service (12b-1)
 Fees................    .25%   1.00%   1.00%
Other Expenses(2)....    .48%    .48%    .48%
                        -----   -----   -----
Total Annual Fund
 Operating
 Expenses(2).........   1.48%   2.23%   2.23%
                        =====   =====   =====
                       Class A Class B Class C
                       Shares  Shares   Shares
                       ------- ------- --------
International Equity
Fund Management
Fees.................    .75%    .75%    .75%
Distribution and/or
 Service (12b-1)
 Fees................    .25%   1.00%   1.00%
Other Expenses.......    .30%    .30%    .30%
                        -----   -----   -----
Total Annual Fund
 Operating Expenses..   1.30%   2.05%   2.05%
                        =====   =====   =====

                 Class A Class B    Class B    Class C Class C
                 Shares  Shares*    Shares**   Shares* Shares**
                 ------- -------    --------   ------- --------
 1 Year......... $  673  $  718      $  203    $  306   $  203
 3 Years........ $  924  $  955      $  627    $  627   $  627
 5 Years........ $1,195  $1,308      $1,076    $1,077   $1,077
10 Years........ $1,966  $2,127***   $2,127*** $2,323   $2,323

                                                Class
                 Class A Class B    Class B      II    Class II
                 Shares  Shares*    Shares**   Shares* Shares**
                 ------- -------    --------   ------- --------
 1 Year......... $  690  $  735      $  221    $  422   $  320
 3 Years........ $  978  $1,009      $  683    $  777   $  777
 5 Years........ $1,287  $1,400      $1,171    $1,260   $1,260
10 Years........ $2,160  $2,320***   $2,320*** $2,589   $2,589

                                                Class
                 Class A Class B    Class B      II    Class II
                 Shares  Shares*    Shares**   Shares* Shares**
                 ------- -------    --------   ------- --------
 1 Year......... $  714  $  759      $  246    $  446   $  345
 3 Years........ $1,050  $1,080      $  757    $  850   $  850
 5 Years........ $1,408  $1,521      $1,294    $1,382   $1,382
10 Years........ $2,412  $2,572***   $2,572*** $2,834   $2,834

                                                Class
                 Class A Class B    Class B      II    Class II
                 Shares  Shares*    Shares**   Shares* Shares**
                 ------- -------    --------   ------- --------
 1 Year......... $  697  $  742      $  228    $  429   $  327
 3 Years........ $  999  $1,030      $  705    $  799   $  799
 5 Years........ $1,322  $1,435      $1,206    $1,296   $1,296
10 Years........ $2,234  $2,395***   $2,395*** $2,661   $2,661

                 Class A Class B    Class B    Class C Class C
                 Shares  Shares*    Shares**   Shares* Shares**
                 ------- -------    --------   ------- --------
 1 Year......... $  680  $  725      $  211    $  313   $  210
 3 Years........ $  945  $  976      $  649    $  649   $  649
 5 Years........ $1,231  $1,344      $1,113    $1,113   $1,113
10 Years........ $2,042  $2,203***   $2,203*** $2,398   $2,398

        Annual Fund Operating Expenses
             as a % of net assets
------------------------------------------------
                        Class A Class B Class II
                        Shares  Shares   Shares
                        ------- ------- --------
International NetNet Fund
Management Fees.......   1.25%   1.25%   1.25%
Distribution and/or
 Service (12b-1) Fees.    .25%   1.00%   1.00%
Other Expenses........    .58%    .58%    .58%
                         -----   -----   -----
Total Annual Fund
 Operating Expenses...   2.08%   2.83%   2.83%
                         =====   =====   =====
                        Class A Class B Class C
                        Shares  Shares   Shares
                        ------- ------- --------
Micro-Cap Equity Fund
Management Fees.......   1.00%   1.00%   1.00%
Distribution and/or
 Service (12b-1) Fees.    .25%   1.00%   1.00%
Other Expenses........    .43%    .43%    .43%
                         -----   -----   -----
Total Annual Fund
 Operating Expenses...   1.68%   2.43%   2.43%
                         =====   =====   =====
                        Class A Class B Class C
                        Shares  Shares   Shares
                        ------- ------- --------
Multi-Season Growth Fund
Management Fees(3)....    .92%    .92%    .92%
Distribution and/or
 Service (12b-1) Fees.    .25%   1.00%   1.00%
Other Expenses........    .25%    .25%    .25%
                         -----   -----   -----
Total Annual Fund
 Operating
 Expenses(3)..........   1.42%   2.17%   2.17%
                         =====   =====   =====
                        Class A Class B Class C
                        Shares  Shares   Shares
                        ------- ------- --------
NetNet Fund
Management Fees.......   1.00%   1.00%   1.00%
Distribution and/or
 Service (12b-1) Fees.    .25%   1.00%   1.00%
Other Expenses........    .41%    .41%    .41%
                         -----   -----   -----
Total Annual Fund
 Operating Expenses...   1.66%   2.41%   2.41%
                         =====   =====   =====
                        Class A Class B Class C
                        Shares  Shares   Shares
                        ------- ------- --------
Real Estate Equity Investment Fund
Management Fees.......    .74%    .74%    .74%
Distribution and/or
 Service (12b-1) Fees.    .25%   1.00%   1.00%
Other Expenses........    .34%    .34%    .34%
                         -----   -----   -----
Total Annual Fund
 Operating Expenses...   1.33%   2.08%   2.08%
                         =====   =====   =====

                                 Examples
                 ----------------------------------------------
                                                Class
                 Class A Class B    Class B      II    Class II
                 Shares  Shares*    Shares**   Shares* Shares**
                 ------- -------    --------   ------- --------

1 Year.......... $  757  $  801      $  291    $  490   $  389
3 Years......... $1,177  $1,208      $  889    $  981   $  981
5 Years......... $1,622  $1,734      $1,512    $1,599   $1,599
10 Years........ $2,850  $3,009***   $3,009*** $3,260   $3,260

                                        Class A Class B    Class B    Class C Class C
                                        Shares  Shares*    Shares**   Shares* Shares**
                                        ------- -------    --------   ------- --------

                             1 Year.... $  717  $  762      $  249    $  352   $  249
                             3 Years... $1,059  $1,089      $  766    $  766   $  766
                             5 Years... $1,423  $1,536      $1,310    $1,309   $1,309
                             10 Years.. $2,443  $2,603***   $2,603*** $2,792   $2,792
                                        Class A Class B    Class B    Class C Class C
                                        Shares  Shares*    Shares**   Shares* Shares**
                                        ------- -------    --------   ------- --------
                             1 Year.... $  690  $  735      $  221    $  324   $  221
                             3 Years... $  978  $1,009      $  683    $  683   $  683
                             5 Years... $1,287  $1,400      $1,171    $1,170   $1,170
                             10 Years.. $2,160  $2,320***   $2,320*** $2,513   $2,513
                                        Class A Class B    Class B    Class C Class C
                                        Shares  Shares*    Shares**   Shares* Shares**
                                        ------- -------    --------   ------- --------

                             1 Year.... $  715  $  760      $  247    $  350   $  247
                             3 Years... $1,053  $1,083      $  760    $  760   $  760
                             5 Years... $1,413  $1,526      $1,299    $1,299   $1,299
                             10 Years.. $2,423  $2,583***   $2,583*** $2,771   $2,771

                                        Class A Class B    Class B    Class C Class C
                                        Shares  Shares*    Shares**   Shares* Shares**
                                        ------- -------    --------   ------- --------

                             1 Year.... $  682  $  728      $  214    $  316   $  213
                             3 Years... $  954  $  985      $  658    $  658   $  658
                             5 Years... $1,246  $1,359      $1,129    $1,129   $1,129
                             10 Years.. $2,074  $2,235***   $2,235*** $2,429   $2,429

        Annual Fund Operating Expenses
             as a % of net assets
-----------------------------------------------
                        Class A Class B Class C
                        Shares  Shares  Shares
                        ------- ------- -------
Small-Cap Value Fund
Management Fees........   .75%    .75%    .75%
Distribution and/or
 Service (12b-1) Fees..   .25%   1.00%   1.00%
Other Expenses.........   .31%    .31%    .31%
                         -----   -----   -----
Total Annual Fund
 Operating Expenses....  1.31%   2.06%   2.06%
                         =====   =====   =====

                        Class A Class B Class C
                        Shares  Shares  Shares
                        ------- ------- -------
Small Company Growth Fund
Management Fees........   .75%    .75%    .75%
Distribution and/or
 Service (12b-1) Fees..   .25%   1.00%   1.00%
Other Expenses.........   .26%    .26%    .26%
                         -----   -----   -----
Total Annual Fund
 Operating Expenses....  1.26%   2.01%   2.01%
                         =====   =====   =====

                                 Examples
                 ----------------------------------------------
                 Class A Class B    Class B    Class C Class C
                 Shares  Shares*    Shares**   Shares* Shares**
                 ------- -------    --------   ------- --------

1 Year.......... $  680  $  726      $  212    $  315   $  211
3 Years......... $  948  $  979      $  652    $  652   $  652
5 Years......... $1,236  $1,349      $1,118    $1,119   $1,119
10 Years........ $2,053  $2,214***   $2,214*** $2,408   $2,408

                 Class A Class B    Class B    Class C Class C
                 Shares  Shares*    Shares**   Shares* Shares**
                 ------- -------    --------   ------- --------

1 Year.......... $  676  $  721      $  206    $  309   $  206
3 Years......... $  933  $  964      $  637    $  636   $  636
5 Years......... $1,210  $1,324      $1,093    $1,093   $1,093
10 Years........ $1,999  $2,160***   $2,160*** $2,355   $2,355

                         Class A Class B Class C
                         Shares  Shares  Shares
                         ------- ------- -------
Framlington Emerging Markets Fund
Management Fees........   1.25%   1.25%   1.25%
Distribution and/or
 Service (12b-1) Fees..    .25%   1.00%   1.00%
Other Expenses(2)......    .64%    .64%    .64%
                          -----   -----   -----
Total Annual Fund
 Operating Expenses(2).   2.14%   2.89%   2.89%
                          =====   =====   =====

                 Class A Class B    Class B    Class C Class C
                 Shares  Shares*    Shares**   Shares* Shares**
                 ------- -------    --------   ------- --------

 1 Year......... $  763  $  806      $  296    $  398   $  296
 3 Years........ $1,195  $1,226      $  907    $  907   $  907
 5 Years........ $1,652  $1,764      $1,543    $1,543   $1,543
10 Years........ $2,910  $3,069***   $3,069*** $3,249   $3,249

                  Class A Class B Class II
                  Shares  Shares   Shares
                  ------- ------- --------
Framlington Global Financial Services
 Fund
Management Fees.    .75%    .75%    .75%
Distribution
 and/or Service
 (12b-1) Fees...    .25%   1.00%   1.00%
Other
 Expenses(2)....   1.31%   1.31%   1.31%
                   -----   -----   -----
Total Annual
 Fund Operating
 Expenses(2)....   2.31%   3.06%   3.06%
                   =====   =====   =====

                                                Class
                 Class A Class B    Class B      II    Class II
                 Shares  Shares*    Shares**   Shares* Shares**
                 ------- -------    --------   ------- --------

 1 Year......... $  780  $  823      $  314    $  513   $  412
 3 Years........ $1,245  $1,276      $  959    $1,050   $1,050
 5 Years........ $1,735  $1,847      $1,628    $1,713   $1,713
10 Years........ $3,077  $3,235***   $3,235*** $3,480   $3,480

                  Class A Class B Class C
                  Shares  Shares  Shares
                  ------- ------- -------
Framlington Healthcare Fund
Management Fees.   1.00%   1.00%   1.00%
Distribution
 and/or Service
 (12b-1) Fees...    .25%   1.00%   1.00%
Other
 Expenses(2)....    .38%    .38%    .38%
                   -----   -----   -----
Total Annual
 Fund Operating
 Expenses(2)....   1.63%   2.38%   2.38%
                   =====   =====   =====

                 Class A Class B    Class B    Class C Class C
                 Shares  Shares*    Shares**   Shares* Shares**
                 ------- -------    --------   ------- --------

 1 Year......... $  712  $  757      $  244    $  347   $  244
 3 Years........ $1,044  $1,074      $  750    $  751   $  751
 5 Years........ $1,398  $1,511      $1,284    $1,284   $1,284
10 Years........ $2,391  $2,552***   $2,552*** $2,741   $2,741

                         Class A Class B Class C
                         Shares  Shares  Shares
                         ------- ------- -------
Framlington International
 Growth Fund
Management Fees........   1.00%   1.00%   1.00%
Distribution and/or
 Service (12b-1) Fees..    .25%   1.00%   1.00%
Other Expenses(2)......    .46%    .46%    .46%
                          -----   -----   -----
Total Annual Fund
 Operating Expenses(2).   1.71%   2.46%   2.46%
                          =====   =====   =====

                 Class A Class B    Class B    Class C Class C
                 Shares  Shares*    Shares**   Shares* Shares**
                 ------- -------    --------   ------- --------

 1 Year......... $  720  $  765      $  253    $  355   $  253
 3 Years........ $1,068  $1,098      $  775    $  775   $  775
 5 Years........ $1,438  $1,551      $1,325    $1,325   $1,325
10 Years........ $2,474  $2,634***   $2,634*** $2,822   $2,822

-------
(a) The sales charge declines as the amount invested increases.
(b) A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(c) The CDSC payable upon redemption of Class B shares declines over time.
(d) The CDSC applies to redemptions of Class C shares within one year of purchase.
(e) The CDSC applies to redemptions of Class II shares within eighteen months of purchase.

(1) Other expenses are based on estimated amounts for the current fiscal year.

(2) The advisor has voluntarily agreed to reimburse the Future Technology Fund, the Growth Opportunities Fund, the Framlington Emerging Markets Fund, the Framlington Global Financial Series Fund, the Framlington Healthcare Fund and the Framlington International Growth Fund for certain operating expenses. As a result of the expense reimbursements, other expenses and total annual fund operating expenses for the current fiscal year are expected to be: .35% and 1.60%, respectively, for Class A shares, .35% and 2.35%, respectively, for Class II shares, and .35% and 2.35%, respectively, for Class C shares for Future Technology Fund, .43% and 1.43%, respectively, for Class A shares, .43% and 2.18%, respectively, for Class B shares and .43% and 2.18%, respectively, for Class II shares of the Growth Opportunities Fund, .48% and 1.98%, respectively, for Class A shares, .48% and 2.73%, respectively, for Class B shares and .48% and 2.73%, respectively, for Class C shares, for Framlington Emerging Markets Fund, .50% and 1.50%, respectively, for Class A shares, .50% and 2.25%, respectively, for Class B shares and .50% and 2.25%, respectively, for Class II shares of Framlington Global Financial Services Fund, .36% and 1.61%, respectively, for Class A shares, .36 and 2.36%, respectively, for Class B shares, .36% and 2.36%, respectively, for Class C shares, for Framlington Healthcare Fund and .44% and 1.69%, respectively, for Class A shares, .44% and 2.44%, respectively, for Class B shares and .44% and 2.44%, respectively, for Class C shares, for Framlington International Growth Fund. The advisor may eliminate all or part of the expense reimbursements at any time.

(3) The advisor has voluntarily agreed to waive a portion of its management fees for the Multi-Season Growth Fund for the current fiscal year. The advisor may eliminate all or part of the fee waiver at anytime. As a result of the fee waiver, actual management fees and total annual fund operating expenses for the Multi-Season Growth Fund are expected to be .75% and 1.24%, respectively, for Class A shares, .75% and 1.99%, respectively, for Class B shares and .75% and 1.99%, respectively, for Class C shares.


   * Assumes you sold your shares at the end of the time period.
  ** Assumes you stayed in the Fund.
 *** Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

More About The Funds
--------------------------------------------------------------------------------

This section further describes that the Funds' principal investment strategies and risks that are summarized above in the section entitled Risk/Return Summary. The Funds may also invest in other securities and are subject to further restrictions and risks which are described in the Statement of Additional Information. The Glossary below explains certain terms used throughout this prospectus.

Glossary

Types Of Funds

Equity Funds are the Balanced Fund, Bio(Tech)/2/ Fund, Digital Economy Fund, Equity Income Fund, Focus Growth Fund, Future Technology Fund, Growth Opportunities Fund, International Equity Fund, International NetNet Fund, Micro-Cap Equity Fund, Multi-Season Growth Fund, NetNet Fund, Real Estate Equity Investment Fund, Small-Cap Value Fund, Small Company Growth Fund, Framlington Emerging Markets Fund, Framlington Global Financial Services Fund, Framlington HealthCare Fund and Framlington International Growth Fund.

Types Of Securities

American Depositary Receipts (ADRs) are U.S. dollar-denominated receipts representing shares of foreign-based Corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets.

Equity securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Fixed income securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Convertible securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Funds a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

U.S. Government Securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of the Federal Home Loan Corporation, Federal National Mortgage Association and Government National Mortgage Association.

Money market instruments are high-quality, short-term instruments including commercial paper, bankers' acceptance and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Rating Agencies and Indices

Moody's is Moody's Investor Services, Inc.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch IBCA, Inc.

S&P is Standard & Poor's Rating Services.

S&P 500(R) is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of stock market activity.

Principal Investment Strategies and Risks

Foreign Investments Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. EDRs and GDRs are receipts issued by non-U.S. financial institutions that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and are generally denominated in a foreign currency.

  Investment Strategy. Bio(Tech)/2/ Fund, International Equity Fund, International NetNet Fund, Framlington Global Financial Services Fund, Framlington Healthcare Fund and Framlington International Growth Fund will invest all or a substantial portion of their total assets in foreign securities.

  Special Risks. Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

  Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

  Currency exchange rates may fluctuate significantly over short periods of time causing a Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds' respective net currency positions may expose them to risks independent of their securities positions.

  Additional risks are involved when investing in countries with emerging economies or securities markets. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Fund.

  A further risk of investing in foreign securities is the risk that a Fund may be adversely affected by the conversion of certain European currencies into the Euro. This conversion, which is under way, is scheduled to be completed in the year 2002. However, problems with the conversion process and delays could increase volatility in world markets and affect European markets in particular.

Investments in Financial Services Companies by Framlington Global Financial Services Fund. Financial services companies are subject to extensive governmental regulation which may limit the financial commitments they can make, and the interest rates and fees they can charge. Insurance companies may be subject to severe price competition. The Fund may be riskier than a fund investing in a broader range of industries.

Investments in the Healthcare Industry by Framlington Healthcare Fund. The Fund will invest most of its assets in the healthcare industry, which is particularly affected by rapidly changing technology and extensive government regulation, including cost containment measures. The Fund may be riskier than a fund investing in a broader range of industries.

Investments in the Real Estate Industry by Real Estate Equity Investment
Fund. The Fund will invest primarily in the real estate industry and may invest more than 25% of its assets in any one segment of the real estate industry. As a result, the Fund will be particularly vulnerable to declines in real estate prices and new construction rates. The Fund may be riskier than a fund investing in a broader range of industries.

Investments by the International NetNet Fund and the NetNet Fund. The International NetNet Fund will invest primarily in foreign companies engaged in the Internet and Intranet related activities. The NetNet Fund will invest primarily in companies engaged in the Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescene caused by scientific and technological advances. The value of a Fund's shares may fluctuate more than shares of a Fund investing in a broader range of industries.

Investments in the Technology Industry by Future Technology Fund. The Future Technology Fund will invest most of its assets in the technology industry, which is particularly affected by rapidly changing technology product cycles, government regulation and competition. Technology stocks especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Short-Term Trading. The historical portfolio turnover rates for the Funds are shown in the Financial Highlights.

  Investment Strategy. Each Fund may engage in short-term trading of portfolio securities, including, initial public offerings, which may result in increasing the Funds'turnover rate .

  Special Risks. A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from a Fund's performance.

Defensive Investing. Defensive Investing occurs when a Fund invests all or any portion of its assets in short-term obligations as a temporary defensive measure in response to adverse market or economic conditions.

  Investment Strategy. All Funds may employ defensive investment techniques and investments on a temporary basis.

  Special Risks. A Fund may not achieve its investment objective when its assets are invested in short-term obligations.

Other Investment Strategies and Risks

Asset-Backed Securities. Asset-backed securities are debt securities backed by mortgages, installment sales contract and credit card receivables. The securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgage or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

  Investment Strategy. Framlington Global Financial Services Fund may invest a portion of its assets in Asset-Backed Securities.

  Special Risks. In addition to credit and market risk, asset-backed securities involve repayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.

Borrowing and Reverse Repurchase Agreements. Money may be borrowed from banks and reverse repurchase agreements may be entered into with banks and other financial institutions for emergency purposes or redemptions. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).

  Investment Strategy. Each Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy which can be changed only by shareholders.

  Special Risks. Borrowings and reverse repurchase agreements by a Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Derivatives "Derivative" instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency contracts.

A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.

  Investment Strategy. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Funds may, but are not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Funds will not use derivatives for speculative purposes.

  A Fund will not purchase or sell a futures contract unless, after the transaction, the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options used for non-hedging purposes is 5% or less of the Fund's total assets.

  Forward currency exchange contracts may be used for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Foreign currency exchange contracts will be used at the discretion of the advisor or sub-advisor, and no Fund is required to hedge its foreign currency positions.

  Each Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging purposes. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies.

  Special Risks. The use of derivative instruments exposes a Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities;
  (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

Investment Grade Credit Ratings. A security is considered investment grade if, at the time of purchase, it is rated:

 . BBB or higher by S&P;

 . Baa or higher by Moody's;

 . BBB or higher by Duff & Phelps; or

 . BBB or higher by Fitch.

A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

  Investment Strategy. Fixed income and convertible securities purchased by the Funds will generally be rated at least investment grade, except that the Funds may also invest in unrated securities if the advisor or sub-advisor believes they are comparable in quality.

  Special Risks. Although securities rated "BBB" by S&P, Duff & Phelps or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The advisor or sub-advisor will consider such an event in determining whether the Fund should continue to hold the security.

Securities Lending. Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

  Investment Strategy. Each Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of a Fund's total assets (including the loan collateral).

  Special Risks. The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes.

  Special Risks. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when a Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

Your Investment
--------------------------------------------------------------------------------

This section describes how to do business with the Funds.

How To Reach The Funds

By telephone: 1-800-438-5789
           Call for shareholder services.

By mail: The Munder Funds
           c/o PFPC Global Fund Services
           P.O. Box 9701
           Providence, RI 02940

By overnight The Munder Funds
delivery: c/o PFPC Global Fund Services
           4400 Computer Drive
           Westborough, MA 01581

Purchasing Shares

Purchase Price of Shares
Class A and Class II shares of a Fund are sold at the net asset value (NAV) next determined after a purchase order is received in proper form plus any applicable sales charge. Please see "Distribution Arrangements" below for information about sales charges.

Class B and Class C shares of a Fund are sold at NAV next determined after a purchase order is received in proper form.

Broker-dealers or financial advisors (other than the Funds' distributor) may charge you additional fees for shares you purchase through them.

Policies for Purchasing Shares

Investment minimums per Fund:
 . Initial: $250

 . Subsequent: $50

 . Automatic Investment Plan: $50

Purchases over $250,000 must be for Class A or Class C shares.

Timing of orders
Purchase orders must be received by the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time). Purchase orders received after that time will be accepted as of the next business day.

Methods for Purchasing Shares
Investors may purchase shares:

 . By Broker and/or Financial Advisor. Any broker or financial advisor authorized by the Funds' distributor can sell you shares of the Funds. Please note that brokers or financial advisors may charge you fees for their services.

 . By Mail. You may open an account by completing, signing and mailing the attached account application form and a check or other negotiable bank draft (payable to The Munder Funds) for $250 or more to: The Munder Funds, c/o PFPC Global Fund Services, P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Global Fund Services, 4400 Computer Drive, Westborough, MA 01581. Be sure to specify on your account application form the class of shares being purchased. If the class is not specified, your purchase will automatically be invested in Class A shares. For additional investments, send a letter stating the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment such as temporary checks, credit card or third party checks.

 . By Wire. To open a new account, you should call the Funds at (800) 438-5789 to obtain an account number and complete wire instructions prior to wiring any funds. Within seven days of purchase, you must send a completed account application form containing your certified taxpayer identification number to the Funds' transfer agent at The Munder Funds, c/o PFPC Global Fund Services, P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Global Fund Services, 4400 Computer Drive, Westborough, MA 01581. Wire instructions must state the Fund name, share class, your registered name and your account number. Your bank wire should be sent through the Federal Reserve Bank Wire System to:

  Boston Safe Deposit and Trust Company
  Boston, MA
  ABA# 011001234
  DDA# 16-798-3
  Account No.:

 You may make additional investments at any time using the wire procedures described above. Note that banks may charge fees for transmitting wires.

 . You may purchase shares through the Automatic Investment Plan.

 . You may purchase shares through the Reinvestment Privilege.

Exchanging Shares

Policies for Exchanging Shares
 . You may exchange Fund shares for shares of the same class of other Munder
  Funds based on their relative net asset values.

 .  You may exchange Class II or Class C shares of a Fund for Class II or Class
   C shares, respectively of other Munder Funds.

 . Class A shares of a Munder money market fund that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more Munder Funds for which a sales charge was paid, can be exchanged for Class A shares of a Fund at the NAV.

 . Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

 . You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

 . If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

 . A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

 . Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker or calling the Munder Funds at (800) 438-5789.

 . Brokers or financial advisors may charge you a fee for handling exchanges.

 . We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Methods for Exchanging Shares
 . Exchanges By Telephone. You may give exchange instructions by telephone to the Funds at (800) 438-5789. You may not exchange shares by telephone if you hold share certificates. We reserve the right to reject any telephone exchange request and to place restrictions on telephone exchanges.

 . Exchanges By Mail. You may send exchange requests to your broker, to your financial advisor or you may send them directly to the Funds' transfer agent at The Munder Funds, c/o PFPC Global Fund Services, P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Global Fund Services, 4400 Computer Drive, Westborough, MA 01581.

Redeeming Shares

Redemption Price
We will redeem shares at the NAV next determined after we receive the redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

Please see "Distribution Arrangements" below for information about CDSCs.

Policies for Redeeming Shares
 . For your protection, a medallion signature guarantee is required for the following redemption requests: (a) redemption proceeds greater than $50,000;
  (b) redemption proceeds not being made payable to the record owner of the account; (c) redemption proceeds not being mailed to the address of record on the account; (d) if the redemption proceeds are being transferred to another Munder Fund account with a different registration; (e) change in ownership or registration of the account or (f) changes to banking information without a voided check being supplied. When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

Methods for Redeeming Shares
You may redeem shares of the Funds in several ways:

 . By Mail. You may mail your redemption request to: The Munder Funds, c/o PFPC
  Global Fund Services, P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Global Fund Services, 4400 Computer Drive, Westborough, MA 01581. The redemption request should state the name of the Fund, share class, account number, amount of redemption, account name and where to send the proceeds. All account owners must sign.

 . By Telephone. You can redeem your shares by contacting your broker, your financial advisor or by calling the Funds at (800) 438-5789. There is no minimum requirement for telephone redemptions.

 If you are redeeming at least $1,000 of shares and you have authorized expedited redemption on your account application form, simply call the Funds prior to 4:00 p.m. (Eastern time), and request the redemption proceeds be wired to the commercial bank, registered broker-dealer or financial advisor you designated on your account application form. We will send your redemption proceeds to you on the next business day. We reserve the right at any time to change or impose fees for this expedited redemption procedure.

 During periods of unusual economic or market activity, you may experience difficulties or delays in effecting telephone redemptions. In such cases you should consider placing your redemption request by mail.

 . You may redeem shares through the Systematic Withdrawal Plan.

Additional Policies For Purchases, Exchanges And Redemptions

 . We consider orders to be in "proper form" when all required documents are properly completed, signed and received.

 . The Funds reserve the right to reject any purchase order.

 . At any time, the Funds may change any of their purchase or redemption procedures, and may suspend the sale of their shares.

 . The Funds may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

 . We will typically send redemption amounts to you within seven business days after you redeem shares. We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

 . To limit the Funds' expenses, we no longer issue share certificates.

 . A Fund may temporarily stop redeeming shares if:

  . the NYSE is closed;

  . trading on the NYSE is restricted;

  . an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

  . if the SEC orders the Fund to suspend redemptions.

 . If accepted by a Fund, investors may purchase shares of the Fund (other than the Real Estate Equity Investment Fund) with securities which the Fund may hold. The advisor will determine if the securities are consistent with the Fund's objectives and policies. If accepted, the securities will be valued the same way the Fund values portfolio securities it already owns. Call the Funds at (800) 438-5789 for more information.

 . The Funds reserve the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. The shareholder may pay transaction costs to dispose of these securities.

 . We record all telephone calls for your protection and take measures to identify the caller. As long as the Funds' transfer agent takes reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the transfer agent will be held responsible for any losses resulting from unauthorized transactions.

 . We may redeem your account if its value falls below $250 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level.

 . If you purchased shares directly from the Funds, the Funds' transfer agent will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker or other investment professional, account activity will be detailed in their statements to you.

 . The exchange privilege is not intended as a vehicle for short-term trading.
  Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the Fund's view, is likely to engage in excessive trading or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem their account, any CDSC as permitted by the prospectus will be applicable.

 Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. The Munder Money Market Funds are exempt from this policy.

Shareholder Privileges

Automatic Investment Plan (AIP). Under the AIP you may arrange for periodic investments in a Fund through automatic deductions from a checking or savings account. To enroll in the AIP you should complete the AIP application form or call the Funds at (800) 438-5789. The minimum pre-authorized investment amount is $50. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

Reinvestment Privilege. For 60 days after you sell shares of a Fund, you may reinvest your redemption proceeds in shares of the same class of the SAME Fund at NAV. Any CDSC you paid on the amount you are reinvesting will be credited to your account. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify the Funds' transfer agent in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

Systematic Withdrawal Plan (SWP). If you have an account value of $2,500 or more in a Fund, you may redeem shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in the SWP by completing the SWP application form available through the Funds' transfer agent. To participate in the SWP you must have your dividends automatically reinvested and may not hold share certificates. You may change or cancel the SWP at any time upon notice to the Funds' transfer agent. You should not buy Class A shares (and pay a sales charge) while you participate in the SWP and you must pay any applicable CDSC when you redeem shares.

Distribution Arrangements
--------------------------------------------------------------------------------

Share Class Selection

The Funds offer Class A, Class B, Class C and Class II shares through/by this prospectus. Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase and the intended length of your investment. You should consider both ongoing annual expenses and initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A shares
 . Front end sales charge. There are several ways to reduce these sale charges.

 . Lower annual expenses than Class B and Class C shares.

Class B shares
 . No front end sales charge. All your money goes to work for you right away.

 . Higher annual expenses than Class A shares.

 . A CDSC on shares you sell within six years of purchase.

 . Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses.

 . CDSC is waived for certain redemptions.

Class C shares
 . No front end sales charge or CDSC, except for a CDSC for redemptions made within the first year after investing. All your money goes to work for you right away.

 . Higher annual expenses than Class A shares.

 . Shares do not convert to another class.

Class II shares
 . Front end sales charge.

 . No CDSC, except for a CDSC for redemptions made within eighteen months after investing.

 . Shares do not convert to another class.

 . Higher annual expenses than Class A shares

Each Fund also issues other classes of shares, which have different sales charges, expense levels and performance. The other classes of shares are available to limited types of investors. Call (800) 438-5789 to obtain more information about those classes.

Applicable Sales Charge--Class A Shares

You can purchase Class A shares at NAV plus an initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                                    Sales Charge
                                                  as a Percentage     Dealer
                                                         of         Reallowance
                                                  ----------------     as a
                                                              Net  Percentage of
                                                     Your    Asset the Offering
                                                  Investment Value     Price
                                                  ---------- ----- -------------
Less than $25,000................................   5.50%    5.82%     5.00%
$25,000 but less than $50,000....................   5.25%    5.54%     4.75%
$50,000 but less than $100,000...................   4.50%    4.71%     4.00%
$100,000 but less than $250,000..................   3.50%    3.63%     3.25%
$250,000 but less than $500,000..................   2.50%    2.56%     2.25%
$500,000 but less than $1,000,000................   1.50%    1.52%     1.25%
$1,000,000 or more...............................   None*    None* (see below)**

--------
*No initial sales charge applies on investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions within one year of purchase. **The distributor will pay a 1% commission to dealers who initiate and are responsible for purchases of $1 million or more.

The distributor may pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities law.

Sales Charge Waivers--General
We will waive the initial sales charge on Class A shares for the following types of purchasers (the word "advisor" in the following refers to Munder Capital Management, the advisor to The Munder Funds):

1. individuals with an investment account or relationship with the advisor;

2. full-time employees and retired employees of the advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans as described below;

5. individuals who reinvest distributions from a qualified retirement plan managed by the advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund, within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients;

9. employer sponsored retirement plans which are administered by Universal Pensions, Inc. (UPI Plans) which meet the criteria described below under "Sales Charge Waivers--Qualified Employer Sponsored Retirement Plans"; and

10. employer sponsored 401(k) plans that are administered by Merrill Lynch Group Employee Services (Merrill Lynch Plans) which meet the criteria described below under "Sales Charge Waivers--Qualified Employer Sponsored Retirement Plans."

Sales Charge Waivers--Qualified Employer Sponsored Retirement Plans
We will waive the initial sales charge on purchases of Class A shares by employer sponsored retirement plans that are qualified under Section 401(a) or
Section 403(b) of the Internal Revenue Code of 1986, as amended (each, a Qualified Employee Benefit Plan) and that (1) invest $1,000,000 or more in Class A shares offered by the Munder Funds or (2) have at least 75 eligible plan participants.

In addition, we will waive the CDSC of 1% charged on certain redemptions within one year of purchase for Qualified Employee Benefit Plan purchases that meet the above criteria. A 1% commission will be paid by the distributor to dealers and other entities (as permitted by applicable Federal and state law) who initiate and are responsible for Qualified Employee Benefit Plan purchases that meet the above criteria. This sales charge waiver does not apply to Simplified Employee Pension Plans (SEPs), Individual Retirement Accounts (IRAs), UPI Plans and Merrill Lynch Plans.

UPI Plans. We will waive (i) the initial sales charge on Class A shares purchased by UPI Plans for employees participating in an employer-sponsored or administered retirement program operating under Section 408A of the Internal Revenue Code and (ii) the CDSC of 1% imposed on certain redemptions within one year of purchase for these accounts. The distributor will pay a 1% commission to dealers and others (as permitted by applicable Federal and state law) who initiate and are responsible for UPI Plan purchases.

Merrill Lynch Plans. We will waive the initial sales charge for all investments by Merrill Lynch Plans if

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch Group Employee Services (Merrill Lynch) and, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. (MLAM) that are made available pursuant to a Services Agreement between Merrill Lynch and a Fund's distributor and in funds advised or managed by MLAM (collectively, the Applicable Investments); or

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the plan sponsor signs the Merrill Lynch

   Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

 . Letter of Intent. If you intend to purchase at least $25,000 of Class A shares of the Funds, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds' transfer agent that you have a Letter of Intent each time you make an investment.

 You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds' custodian will hold such amount in escrow. The Funds' custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

 . Quantity Discounts. You may combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse, your children under age 21 and your IRA when calculating the sales charge. You must notify your broker, your financial advisor or the Funds' transfer agent to qualify.

 . Right of Accumulation. You may add the value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You must notify your broker, your financial advisor or the Funds' transfer agent to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.

Applicable Sales Charge--Class II Shares

You can purchase Class II shares at the NAV plus an initial sales charge. The current sales charge rates and commissions paid to selected dealers are as follows:

                                                                                            Dealer
              Sales Charge                                                                Reallowance
           as a Percentage of                                                                as a
-----------------------------------------                                                 Percentage
                                     Net                                                    of the
   Your                             Asset                                                  Offering
Investment                          Value                                                    Price
----------                          -----                                                 -----------
  1.00%                             1.10%                                                    1.10%

The distributor may pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities law.

Cdsc

You pay a CDSC when you redeem:

 . Class A shares that were bought without paying a front-end sales change as part of an investment of at least $1 million within one year of buying them;

 . Class B shares within six years of buying them;

 . Class C shares within one year of buying them.

 . Class II shares within eighteen months of buying them.

These time periods include the time you held Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class B, Class C or Class II shares of the Fund you are redeeming.

The CDSC schedule for Class B shares purchased after June 27, 1995 is set forth below. Consult the

Statement of Additional Information for the CDSC schedule for Class B shares purchased on or before June 27, 1995. The CDSC is based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to CDSC.

Years Since Purchase                                                       CDSC
--------------------                                                       -----
First..................................................................... 5.00%
Second.................................................................... 4.00%
Third..................................................................... 3.00%
Fourth.................................................................... 3.00%
Fifth..................................................................... 2.00%
Sixth..................................................................... 1.00%
Seventh and thereafter.................................................... 0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). Three years later, the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, 500 shares X $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares and Class II shares, the Funds' distributor pays sales commissions of 4.00% and 1.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class II shares.

CDSC Waivers
We will waive the CDSC payable upon redemptions of Class B shares which you purchased after June 27, 1995 (or acquired through an exchange of shares of another Munder Fund purchased after June 27, 1995) for:

 . redemptions made within one year after the death of a shareholder or registered joint owner;

 . minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;

 . involuntary redemptions made by the Fund;

 . redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

We will waive the CDSC payable upon redemptions of Class B shares which you purchased after December 1, 1998 (or acquired through an exchange of shares of another Munder Fund purchased after December 1, 1998) for:

 . redemptions made from an IRA or other individual retirement plan account established through Comerica Securities, Inc. after you reach age 59 1/2 and after the eighteen month anniversary of the purchase of Fund shares.

Consult the Statement of Additional Information for Class B CDSC waivers which apply when you redeem shares purchased on or before June 27, 1995 (or acquired through an exchange of shares of another Munder Fund purchased on or before June 27, 1995).

We will waive the CDSC for Class B shares for all redemptions by Merrill Lynch Plans if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch; or

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch; or

(iii) the Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

12b-1 Fees

The Funds have adopted Rule 12b-1 plans with respect to their Class A, Class B, Class C and Class II shares that allow each Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plans, the Funds may pay up to .25% of the daily net assets of Class A, Class B, Class C and Class II shares to pay for certain shareholder services provided by institutions that have agreements with the Funds' or their service providers to provide such services. The Funds may also pay up to .75% of the daily net assets of the Class B, Class C and Class II shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales charges.

Other Information

The advisor, or its affiliates, may, from time to time, make payments to banks, broker-dealers, financial advisors or other financial institutions for certain services to the Funds and/or their shareholders, including sub- administration, sub-transfer agency and shareholder servicing. The advisor, or its affiliates, may make such payments out of its own resources and there are no additional costs to the Funds or their shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Funds for providing shareholder services to its customers who own shares of the Funds.

Pricing Of Fund Shares
--------------------------------------------------------------------------------

Each Fund's NAV is calculated on each day the NYSE is open. NAV is the value of a single share of a Fund. Each Fund calculates NAV separately for each class. NAV is calculated by (1) taking the current value of a Fund's total assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class (3) dividing that amount by the total number of shares of that class outstanding.

The Funds calculate NAV as of the close of business on the NYSE, normally 4:00 p.m. (Eastern time).

If the NYSE closes early, the Funds will accelerate their calculation of NAV and transaction deadlines to that time.

The NAV of each Fund is generally based on the market value of the securities held in the Fund. If market values are not available, the fair value of securities is determined in good faith by, or using procedures approved by, the Boards of Directors/Trustees of the Funds.

Trading in foreign securities may be completed at times that vary from the closing of the NYSE.

A Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Funds' Boards of Directors/Trustees.

Foreign securities may trade in their primary markets on weekends or other days when a Fund does not price its shares. Therefore, the value of a Fund's portfolio may change on days when shareholders will not be able to buy or sell their shares.

Distributions
--------------------------------------------------------------------------------

As a shareholder, you are entitled to your share of a Fund's net income and gains on its investments. The Funds pass substantially all of their earnings along to their shareholders as distributions. When the Funds earn dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

Balanced Fund, Equity Income Fund And Small Company Growth Fund

These Funds pay dividends, if any, quarterly.

Real Estate Equity Investment Fund

This Fund pays dividends, if any, monthly.

Bio(Tech)/2/ Fund, Digital Economy Fund, Focus Growth Fund, Future Technology Fund, Growth Opportunities Fund, International Equity Fund, International NetNet Fund, Micro-Cap Equity Fund, Multi-Season Growth Fund, NetNet Fund, Small-Cap Value Fund, Framlington Emerging Markets Fund, Framlington Global Financial Services Fund, Framlington Healthcare Fund And Framlington International Growth Fund

These Funds pay dividends, if any, annually.

All Funds

All Funds distribute their net realized capital gains, if any, at least annually.

It is possible that a Fund may make a distribution in excess of the Fund's earnings and profits. You will treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You will treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

Each Fund will pay distributions in additional shares of the same class of that Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Funds by calling
(800) 438-5789.

Federal Tax Considerations
--------------------------------------------------------------------------------

Investments in a Fund may have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Funds and about other potential tax liabilities, including backup withholding for certain taxpayers and about tax aspects of dispositions of shares of the Funds, is contained in the Statement of Additional Information. You should consult your tax adviser about your own particular tax situation.

Taxes On Distributions

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders not subject to tax on their income, generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Funds will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

Taxes On Sales Or Exchanges

If you sell shares of a Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain.

Other Considerations

If you buy shares of a Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Funds must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

Management
--------------------------------------------------------------------------------

Investment Advisors AndSub-Advisor

Munder Capital Management ("MCM"), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of each Fund other than the International Equity Fund. World Asset Management, ("World"), 255 East Brown Street, Birmingham, Michigan 48009, is the investment advisor of the International Equity Fund. World is a wholly-owned subsidiary of MCM. As of June 30, 2000, MCM and its affiliates had approximately $57.8 billion in assets under management, of which $36.4 billion were invested in equity securities, $7 billion were invested in money market or other short-term instruments, $5.5 billion were invested in other fixed income securities, $2.2 billion were invested in balanced investments and $6.7 billion were invested in non-discretionary assets. As of June 30, 2000, World had approximately $22.0 billion in assets under management, of which $17.2 billion were invested in domestic equity securities, $4.2 billion were invested in international equity securities and $600 million were invested in other fixed income securities.

Framlington Overseas Investment Management Limited ("Framlington"), an affiliate of MCM, is the sub-advisor of the Framlington Funds, the Bio(Tech)/2/ Fund and the International NetNet Fund.

The advisors provide overall investment management for their respective Funds. Except for the Framlington Funds, the Bio(Tech)/2/ Fund and the International NetNet Fund, they also provide all research and credit analysis and are responsible for all purchases and sales of portfolio securities.

Framlington provides research and credit analysis for each of the Framlington Funds and is responsible for making all purchases and sales of portfolio securities for each of the Framlington Funds other than the Framlington Global Financial Services Fund.

Framlington provides foreign research and credit analysis for the Framlington Global Financial Services Fund and International NetNet Fund and is responsible for making all purchases and sales of foreign portfolio securities. Framlington is responsible for the allocation of the Framlington Global Financial Services Fund's assets among countries. To the extent the Funds invest in domestic securities, MCM provides research and credit analysis and is responsible for making all purchases and sales of domestic portfolio securities.

MCM and Framlington provide research and credit analysis and are responsible for purchases and sales of the Bio(Tech)/2/ Fund.

During the fiscal year ended June 30, 2000, each Fund paid an advisory fee at an annual rate based on the average daily net assets of the Fund (after waivers, if any) as follows:

Balanced Fund............................................................. 0.65%
Equity Income Fund........................................................ 0.75%
Focus Growth Fund......................................................... 0.75%
Future Technology Fund.................................................... 1.00%
Growth Opportunities Fund................................................. 0.75%
International Equity Fund................................................. 0.75%
International NetNet Fund................................................. 1.25%
Micro-Cap Equity Fund..................................................... 1.00%
Multi-Season Growth Fund.................................................. 0.75%
NetNet Fund............................................................... 1.00%
Real Estate Equity Investment Fund........................................ 0.74%
Small-Cap Value Fund...................................................... 0.75%
Small Company Growth Fund................................................. 0.75%
Framlington Emerging Markets Fund......................................... 1.25%
Framlington Global Financial Services Fund................................ 0.75%
Framlington Healthcare Fund............................................... 1.00%
Framlington International Growth Fund..................................... 1.00%

Because MCM voluntarily agreed to waive a portion of its fees for the Multi-Season Growth Fund the payment shown above for that Fund was less than the contractual advisory fees of 1.00% of the first $500 million of the Multi-Season Growth Fund's average daily net assets and .75% of the Fund's average daily net assets over $500 million.

MCM is entitled to a fee equal to: 1.25% annually of the average net assets of the Bio(Tech)/2/ Fund and 0.75% annually of the average daily net assets of the Digital Economy Fund.

Portfolio Managers

Balanced Fund, Digital Economy Fund, Focus Growth Fund, Future Technology Fund, Growth Opportunities Fund, NetNet Fund, Small-Cap Value Fund And Small Company Growth Fund

A team of professional portfolio managers employed by MCM makes investment decisions for the Funds.

Bio(Tech)/2/ Fund and International NetNet Fund

A team of professional portfolio managers employed by MCM and Framlington make investment decisions for the Funds.

Equity Income Fund

Otto Hinzmann, Jr. and Geoffrey A. Wilson jointly manage the Fund. Mr. Hinzmann, Vice President and Director of Equity Management of MCM or of Old MCM, Inc., the predecessor to MCM, since January 1987, has been the Fund's portfolio manager since February 1995. Mr. Wilson, Senior Portfolio Manager of MCM, has managed the Fund since August 1999. Mr. Wilson has managed individual, foundation and endowment portfolios in MCM's Private Management Group since 1985.

International Equity Fund

Theodore Miller and Brian Kozeliski jointly manage the Fund. Mr. Miller, Director, International Investments of World since 1997, has managed the Fund since October 1995. Mr. Kozeliski, a portfolio manager of World, has jointly managed the Fund since October 2000. Prior to joining World in 1999, Mr. Kozeliski was a business analyst at Continental Promotion Group (1998-1999), a Web page administrator at American Graduate School of Int'l Management (1997-
1998) and a customer support manager for 1997 Sykes Enterprises Inc. (1995-
1997).

Micro-Cap Equity Fund

Carl Wilk and Jeffrey Schwartz jointly manage the Fund. Mr. Wilk, Senior Portfolio Manager of MCM, has been the Fund's portfolio manager since its inception. He is also on the management committee for the Small Company Growth Fund. Prior to joining MCM in 1995, he was a Senior Equity Research Analyst at Woodbridge Capital Management. Mr. Schwartz, Senior Portfolio Manager of MCM, has been the Fund's portfolio manager since April 1998. He is also on the management committee of the Small Company Growth Fund. Mr. Schwartz joined MCM in 1992.

Multi-Season Growth Fund

Leonard J. Barr II and John Richardson jointly manage the Fund. Mr. Barr, Senior Vice President and Director of Research of MCM, has been the Fund's portfolio manager since the Fund's inception in April 1993. Mr. Richardson has managed the Fund since August 1999. Mr. Richardson, Senior Partner & Director of Equity Portfolio Management, has managed equity and balanced portfolios since joining MCM in 1985.

Real Estate Equity Investment Fund

Robert E. Crosby is manager of the Real Estate Equity Investment Fund. Mr. Crosby has managed the Fund since March 1998 and was the Fund's primary analyst from 1996-1998. Mr. Crosby serves as portfolio manager for separately managed institutional accounts, and has been with MCM since 1993.

Framlington Emerging Markets Fund

A team of professional portfolio managers employed by Framlington makes investment decisions for the Fund. William Calvert heads the team. Mr. Calvert has been employed by Framlington since 1997. Prior to that he was employed by Edmond de Rothchild Securities.

Framlington Global Financial Services Fund

A team of professional portfolio managers employed by MCM or Framlington makes investment decisions for the Fund.

Framlington Healthcare Fund

Antony Milford, head of the Specialist Desk for Framlington, has been the Fund's primary portfolio manager since the Fund's inception. Mr. Milford has managed funds for Framlington since 1971.

Framlington International Growth Fund

A team of professional portfolio managers employed by Framlington makes investment decisions for the Fund. Simon Key, Chief Investment Officer of Framlington, heads the team. Mr. Key has managed the Fund for Framlington since 1989.

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights table is intended to help shareholders understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). Because Class A, Class B and Class II Shares of Focus Growth Fund, Growth Opportunities Fund and Framlington Global Financial Services Fund had not commenced operations on June 30, 2000, financial highlights are not presented for those Funds. The information has been audited by Ernst & Young LLP, independent auditors. The independent auditor's report, along with each Fund's financial statements, are included in the annual reports of the Funds, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual reports without charge by calling (800) 438-5789.

                                              Balanced Fund(a)
                            ------------------------------------------------------
                                        Year     Year       Year       Year
                                        Ended    Ended     Ended      Ended
                            Year Ended 6/30/99  6/30/98  6/30/97(d) 6/30/96(d)
                            6/30/00(d) Class A  Class A   Class A    Class A
                            ---------- -------  -------  ---------- ----------
Net asset value, beginning
 of period................    $12.96   $13.48   $13.01     $12.35     $10.77
                              ------   ------   ------     ------     ------
Income from investment
 operations:
Net investment income.....      0.15     0.21     0.30       0.29       0.27
Net realized and
 unrealized gain/(loss) on
 investments..............      2.40     1.02     1.66       1.30       1.55
                              ------   ------   ------     ------     ------
Total from investment
 operations...............      2.55     1.23     1.96       1.59       1.82
                              ------   ------   ------     ------     ------
Less distributions:
Dividends from net
 investment income........     (0.13)   (0.23)   (0.32)     (0.27)     (0.24)
Distributions in excess of
 net investment income....     (0.02)       -        -          -          -
Distributions from net
 realized gains...........     (3.23)   (1.52)   (1.17)     (0.66)         -
                              ------   ------   ------     ------     ------
Total distributions.......     (3.38)   (1.75)   (1.49)     (0.93)     (0.24)
                              ------   ------   ------     ------     ------
Net asset value, end of
 period...................    $12.13   $12.96   $13.48     $13.01     $12.35
                              ======   ======   ======     ======     ======
Total return (b) .........     27.17%   10.76%   15.93%     13.63%     17.06%
                              ======   ======   ======     ======     ======
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's)...............    $6,229   $1,572   $  844     $  382     $  375
Ratio of operating
 expenses to average net
 assets...................      1.26%    1.22%    1.17%      1.22%      1.15%
Ratio of net investment
 income to average net
 assets...................      1.33%    1.73%    2.41%      2.30%      2.29%
Portfolio turnover rate...       176%     116%      79%       125%       197%
Ratio of operating
 expenses to average net
 assets without waivers...      1.26%    1.22%    1.17%      1.22%      1.26%

--------
(a) The Munder Balanced Fund Class A Shares, Class B Shares and Class C Shares commenced operations on April 30, 1993, June 21, 1994 and January 24, 1996, respectively.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Annualized.
(d) Per share numbers have been calculated using the average shares method.
(e) Amount represents less than $0.01 per share.

                                            Balanced Fund(a)
------------------------------------------------------------------------------------------------------------
                Year     Year       Year       Year                  Year      Year       Year      Period
Year Ended     Ended     Ended     Ended      Ended    Year Ended    Ended     Ended     Ended      Ended
6/30/00(d)   6/30/99(d) 6/30/98  6/30/97(d) 6/30/96(d) 6/30/00(d) 6/30/99 (d) 6/30/98  6/30/97(d) 6/30/96(d)
 Class B      Class B   Class B   Class B    Class B    Class C     Class C   Class C   Class C    Class C
----------   ---------- -------  ---------- ---------- ---------- ----------- -------  ---------- ----------
  $12.92       $13.44   $12.97     $12.33     $10.76     $12.95     $13.45    $12.99     $12.35     $11.67
  ------       ------   ------     ------     ------     ------     ------    ------     ------     ------
    0.07         0.12     0.21       0.19       0.18       0.07       0.12      0.22       0.18       0.05
    2.38         1.01     1.64       1.30       1.56       2.39       1.03      1.62       1.32       0.67
  ------       ------   ------     ------     ------     ------     ------    ------     ------     ------
    2.45         1.13     1.85       1.49       1.74       2.46       1.15      1.84       1.50       0.72
  ------       ------   ------     ------     ------     ------     ------    ------     ------     ------
   (0.06)       (0.13)   (0.21)     (0.19)     (0.17)     (0.05)     (0.13)    (0.21)     (0.20)     (0.04)
   (0.00)(e)        -        -          -          -      (0.01)         -         -          -          -
   (3.23)       (1.52)   (1.17)     (0.66)         -      (3.23)     (1.52)    (1.17)     (0.66)         -
  ------       ------   ------     ------     ------     ------     ------    ------     ------     ------
   (3.29)       (1.65)   (1.38)     (0.85)     (0.17)     (3.29)     (1.65)    (1.38)     (0.86)     (0.04)
  ------       ------   ------     ------     ------     ------     ------    ------     ------     ------
  $12.08       $12.92   $13.44     $12.97     $12.33     $12.12     $12.95    $13.45     $12.99     $12.35
  ======       ======   ======     ======     ======     ======     ======    ======     ======     ======
   26.22%        9.96%   15.11%     12.73%     16.24%     26.33%     10.11%    15.00%     12.84%      6.20%
  ======       ======   ======     ======     ======     ======     ======    ======     ======     ======
  $9,582       $1,829   $  647     $  199     $   75     $5,145     $  360    $  115     $   73     $    3
    2.01%        1.97%    1.92%      1.97%      1.90%      2.01%      1.97%     1.92%      1.97%      1.90%(c)
    0.58%        0.94%    1.66%      1.55%      1.54%      0.58%      0.94%     1.66%      1.55%      1.54%(c)
     176%         116%      79%       125%       197%       176%       116%       79%       125%       197%
    2.01%        1.97%    1.92%      1.97%      2.01%      2.01%      1.97%     1.92%      1.97%      2.01%(c)

                                             Equity Income Fund(a)
                                --------------------------------------------------
                                            Year     Year       Year       Year
                                Year Ended  Ended    Ended     Ended      Ended
                                6/30/00(d) 6/30/99  6/30/98  6/30/97(d) 6/30/96(d)
                                 Class A   Class A  Class A   Class A    Class A
                                ---------- -------  -------  ---------- ----------
Net asset value, beginning of
 period.......................    $14.98   $15.62   $15.21     $13.04     $11.14
                                  ------   ------   ------     ------     ------
Income from investment
 operations:
Net investment income.........      0.18     0.20     0.29       0.31       0.32
Net realized and unrealized
 gain on investments..........     (2.58)    0.73     2.96       3.14       1.98
                                  ------   ------   ------     ------     ------
Total from investment
 operations...................     (2.40)    0.93     3.25       3.45       2.30
                                  ------   ------   ------     ------     ------
Less distributions:
Dividends from net investment
 income.......................     (0.16)   (0.18)   (0.28)     (0.32)     (0.31)
Distributions in excess of net
 investment income............     (0.02)     --       --         --         --
Distributions from net
 realized gains...............     (0.57)   (1.39)   (2.56)     (0.96)     (0.09)
                                  ------   ------   ------     ------     ------
Total distributions...........     (0.75)   (1.57)   (2.84)     (1.28)     (0.40)
                                  ------   ------   ------     ------     ------
Net asset value, end of
 period.......................    $11.83   $14.98   $15.62     $15.21     $13.04
                                  ======   ======   ======     ======     ======
Total return (b)..............    (16.45)%   6.96%   23.03%     28.10%     20.90%
                                  ======   ======   ======     ======     ======
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's).......................    $5,121   $5,578   $9,545     $3,662     $1,025
Ratio of operating expenses to
 average net assets...........      1.23%    1.21%    1.19%      1.20%      1.21%
Ratio of net investment income
 to average net assets........      1.37%    1.44%    1.78%      2.28%      2.56%
Portfolio turnover rate.......        91%      50%      73%        62%        37%
Ratio of operating expenses to
 average net assets without
 waivers......................      1.23%    1.21%    1.19%      1.20%      1.28%

--------
(a) The Munder Equity Income Fund Class A Shares, Class B Shares and Class C Shares commenced operations on August 8, 1994, August 9, 1994 and December 5, 1995, respectively.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Annualized.
(d) Per share numbers have been calculated using the average shares method.

                                        Equity Income Fund(a)
  -------------------------------------------------------------------------------------------------------
    Period     Year     Year       Year       Year      Period     Year     Year       Year       Year
    Ended      Ended    Ended     Ended      Ended      Ended      Ended    Ended     Ended      Ended
  6/30/00(d)  6/30/99  6/30/98  6/30/97(d) 6/30/96(d) 6/30/00(d)  6/30/99  6/30/98  6/30/97(d) 6/30/96(d)
   Class B    Class B  Class B   Class B    Class B    Class C    Class C  Class C   Class C    Class C
  ----------  -------  -------  ---------- ---------- ----------  -------  -------  ---------- ----------
   $ 14.93    $15.57   $15.17     $13.02     $11.13    $ 14.91    $15.55   $15.16     $13.01     $12.60
   -------    ------   ------     ------     ------    -------    ------   ------     ------     ------
      0.08       .10     0.17       0.21       0.23       0.08      0.09     0.16       0.19       0.14
     (2.57)     0.72     2.95       3.13       1.99      (2.56)     0.73     2.95       3.15       0.55
   -------    ------   ------     ------     ------    -------    ------   ------     ------     ------
     (2.49)     0.82     3.12       3.34       2.22      (2.48)     0.82     3.11       3.34       0.69
   -------    ------   ------     ------     ------    -------    ------   ------     ------     ------
     (0.08)    (0.07)   (0.16)     (0.23)     (0.24)     (0.08)    (0.07)   (0.16)     (0.23)     (0.19)
       --        --       --         --         --         --        --       --         --         --
     (0.57)    (1.39)   (2.56)     (0.96)     (0.09)     (0.57)    (1.39)   (2.56)     (0.96)     (0.09)
   -------    ------   ------     ------     ------    -------    ------   ------     ------     ------
     (0.65)    (1.46)   (2.72)     (1.19)     (0.33)     (0.65)    (1.46)   (2.72)     (1.19)     (0.28)
   -------    ------   ------     ------     ------    -------    ------   ------     ------     ------
   $ 11.79    $14.93   $15.57     $15.17     $13.02    $ 11.78    $14.91   $15.55     $15.16     $13.01
   =======    ======   ======     ======     ======    =======    ======   ======     ======     ======
    (17.07)%    6.18%   22.09%     27.16%     20.09%    (17.02)%    6.18%   22.05%     27.17%      5.57%
   =======    ======   ======     ======     ======    =======    ======   ======     ======     ======
   $ 3,961    $3,700   $1,694     $  641     $  228    $ 1,073    $1,366   $1,776     $  766     $   31
      1.98%     1.97%    1.94%      1.95%      1.96%      1.98%     1.97%    1.94%      1.95%      1.96%(c)
      0.62%     0.69%    1.03%      1.53%      1.81%      0.62%     0.69%    1.03%      1.53%      1.81%(c)
        91%       50%      73%        62%        37%        91%       50%      73%        62%        37%
      1.98%     1.97%    1.94%      1.95%      2.03%      1.98%     1.97%    1.94%      1.95%      2.03%(c)

                                       Future Technology Fund(a)
                                       ------------------------------------
                                        Period        Period        Period
                                        Ended         Ended         Ended
                                       6/30/00       6/30/00       6/30/00
                                       Class A       Class B       Class II
                                       --------      --------      --------
Net asset value, beginning of period.  $  10.00      $  10.00      $  10.00
                                       --------      --------      --------
Income from investment operations:
Net investment loss..................     (0.08)        (0.13)        (0.11)
Net realized and unrealized gain on
 investments.........................      6.74          6.71          5.11
                                       --------      --------      --------
Total from investment operations.....      6.66          6.58          5.00
                                       --------      --------      --------
Less distributions:
Distributions from capital...........       --            --            --
                                       --------      --------      --------
Total distributions..................       --            --            --
                                       --------      --------      --------
Net asset value, end of period.......  $  16.66      $  16.58      $  15.00
                                       ========      ========      ========
Total return(b)......................     66.60%        65.80%        50.00%
                                       ========      ========      ========
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in 000's).  $823,008      $880,011      $530,462
Ratio of operating expenses to
 average net assets..................      1.60%(c)      2.35%(c)      2.35%(c)
Ratio of net investment loss to
 average net assets..................     (1.28)%(c)    (2.03)%(c)    (2.03)%(c)
Portfolio turnover rate..............        53%           53%           53%
Ratio of operating expenses to
 average net assets without expenses
 reimbursed..........................      1.65%(c)      2.40%(c)      2.40%(c)

--------
(a) The Munder Future Technology Fund Class A Shares, Class B Shares and Class II Shares commenced operations on October 26, 1999, October 26, 1999 and November 16, 1999, respectively.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Annualized.

                                        International Equity Fund(a)
                             ----------------------------------------------------
                                                    Year
                             Year Ended Year Ended  Ended   Year Ended Year Ended
                             6/30/00(c) 6/30/99(c) 6/30/98  6/30/97(c) 6/30/96(c)
                              Class A    Class A   Class A   Class A    Class A
                             ---------- ---------- -------  ---------- ----------
Net asset value, beginning
 of period.................   $ 16.21    $ 15.03   $15.73     $15.09     $13.42
                              -------    -------   ------     ------     ------
Income from investment
 operations:
Net investment
 income/(loss).............      0.25       0.20     0.15       0.14       0.15
Net realized and unrealized
 gain on investments.......      3.47       1.38     0.34       2.30       1.64
                              -------    -------   ------     ------     ------
Total from investment
 operations................      3.72       1.58     0.49       2.44       1.79
                              -------    -------   ------     ------     ------
Less distributions:
Dividends from net
 investment income.........     (0.28)     (0.17)   (0.19)     (0.21)     (0.12)
Distributions in excess of
 net investment income.....         -          -        -          -          -
Distributions from net
 realized gains............     (1.59)     (0.23)   (1.00)     (1.59)         -
Distributions from capital.         -          -        -          -          -
                              -------    -------   ------     ------     ------
Total distributions........     (1.87)     (0.40)   (1.19)     (1.80)     (0.12)
                              -------    -------   ------     ------     ------
Net asset value, end of
 period....................   $ 18.06    $ 16.21   $15.03     $15.73     $15.09
                              =======    =======   ======     ======     ======
Total return (b)...........     23.86%     10.80%    4.30%     17.98%     13.37%
                              =======    =======   ======     ======     ======
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's)................   $10,946    $16,024   $6,264     $6,710     $4,767
Ratio of operating expenses
 to average net assets.....      1.30%      1.29%    1.25%      1.26%      1.26%
Ratio of net investment
 income/(loss) to average
 net assets................      1.44%      1.33%    1.03%      0.98%      1.07%
Portfolio turnover rate....        18%        23%      41%        46%        75%
Ratio of operating expenses
 to average net assets
 without waivers...........      1.30%      1.29%    1.25%      1.26%      1.33%

--------
(a) The Munder International Equity Fund Class B Shares and Class C Shares commenced operations on March 9, 1994 and September 29, 1995, respectively.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Per share numbers have been calculated using the average shares method.

                                           International Equity Fund(a)
                          ---------------------------------------------------------------
                                                 Year
                          Year Ended Year Ended  Ended   Year Ended Year Ended Year Ended
                          6/30/00(d) 6/30/99(d) 6/30/98  6/30/97(d) 6/30/96(d) 6/30/00(d)
                           Class B    Class B   Class B   Class B    Class B    Class C
                          ---------- ---------- -------  ---------- ---------- ----------
Net asset value,
 beginning of period....    $15.97     $14.83   $15.57     $14.91     $13.35     $16.09
                            ------     ------   ------     ------     ------     ------
Income from investment
 operations:
Net investment
 income/(loss)..........      0.12       0.05     0.05       0.03       0.05       0.12
Net realized and
 unrealized gain on
 investments............      3.36       1.42     0.32       2.28       1.62       3.42
                            ------     ------   ------     ------     ------     ------
Total from investment
 operations.............      3.48       1.47     0.37       2.31       1.67       3.54
                            ------     ------   ------     ------     ------     ------
Less distributions:
Dividends from net
 investment income......     (0.13)     (0.10)   (0.11)     (0.06)     (0.11)     (0.13)
Distributions in excess
 of net investment
 income.................     (0.05)         -        -          -          -      (0.05)
Distributions from net
 realized gains.........     (1.59)     (0.23)   (1.00)     (1.59)         -      (1.59)
Distributions from
 capital................         -          -        -          -          -          -
                            ------     ------   ------     ------     ------     ------
Total distributions.....     (1.77)     (0.33)   (1.11)     (1.65)     (0.11)     (1.77)
                            ------     ------   ------     ------     ------     ------
Net asset value, end of
 period.................    $17.68     $15.97   $14.83     $15.57     $14.91     $17.86
                            ======     ======   ======     ======     ======     ======
Total return (b)........     22.51%     10.08%    3.54%     17.18%     12.53%     22.66%
                            ======     ======   ======     ======     ======     ======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)......    $3,211     $1,104   $1,121     $1,151     $  957     $3,977
Ratio of operating
 expenses to average net
 assets.................      2.05%      2.04%    2.00%      2.01%      2.01%      2.05%
Ratio of net investment
 income/(loss) to
 average net assets.....      0.69%      0.34%    0.28%      0.23%      0.32%      0.69%
Portfolio turnover rate.        18%        23%      41%        46%        75%        18%
Ratio of operating
 expenses to average net
 assets without waivers.      2.05%      2.04%    2.00%      2.01%      2.08%      2.05%

--------
(a) The Munder International Equity Fund Class B Shares and Class C Shares commenced operations on March 9, 1994 and September 29, 1995, respectively. The Munder International NetNet Fund Class A Shares, Class B Shares and Class II Shares commenced operations on April 11, 2000.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Annualized.
(d) Per share numbers have been calculated using the average shares method.

       International Equity Fund(a)            International NetNet Fund (a)
 -----------------------------------------   -----------------------------------------
             Year                              Period          Period         Period
 Year Ended  Ended   Year Ended Year Ended      Ended          Ended          Ended
 6/30/99(d) 6/30/98  6/30/97(d) 6/30/96(d)   6/30/900(d)     6/30/00(d)     6/30/00(d)
  Class C   Class C   Class C    Class C       Class A        Class B        Class II
 ---------- -------  ---------- ----------   -----------     ----------     ----------
   $14.95   $15.68     $15.02     $14.13      $  10.00        $  10.00       $ 10.00
   ------   ------     ------     ------      --------        --------       -------

     0.05     0.04       0.03       0.04         (0.01)          (0.03)        (0.03)
     1.42     0.34       2.30       0.95         (1.12)          (1.11)        (1.12)
   ------   ------     ------     ------      --------        --------       -------
     1.47     0.38       2.33       0.99         (1.13)          (1.14)        (1.15)
   ------   ------     ------     ------      --------        --------       -------

    (0.10)   (0.11)     (0.08)     (0.10)            -               -             -
        -        -          -          -             -               -             -
    (0.22)   (1.00)     (1.59)         -             -               -             -
        -        -          -          -             -               -             -
   ------   ------     ------     ------      --------        --------       -------
    (0.33)   (1.11)     (1.67)     (0.10)            -               -             -
   ------   ------     ------     ------      --------        --------       -------
   $16.09   $14.95     $15.68     $15.02      $   8.87        $   8.86       $  8.85
   ======   ======     ======     ======      ========        ========       =======
    10.07%    3.50%     17.18%      7.06%       (11.30)%        (11.40)%      (11.50)%
   ======   ======     ======     ======      ========        ========       =======

   $2,111   $1,911     $2,259     $1,584      $198,055        $159,509       $73,581
     2.04%    2.00%      2.01%      2.01%(c)      2.08%(c)        2.83%(c)      2.83%(c)
     0.36%    0.28%      0.23%      0.32%(c)     (0.60)%(c)      (1.35)%(c)    (1.35)%(c)
       23%      41%        46%        75%            6%              6%            6%

     2.04%    2.00%      2.01%      2.08%(c)         -               -             -

                                                        Micro-Cap Equity Fund(a)
                          ------------------------------------------------------------------------------------------
                                                                                       Period     Year      Period
                          Year Ended Year Ended Year Ended  Year Ended    Year Ended   Ended      Ended     Ended
                          6/30/00(d) 6/30/99(d) 6/30/98(d)  6/30/97(d)    6/30/00(d) 6/30/99(d)  6/30/98  6/30/97(d)
                           Class A    Class A    Class A     Class A       Class B    Class B    Class B   Class B
                          ---------- ---------- ----------  ----------    ---------- ----------  -------  ----------
Net asset value,
 beginning of period....   $ 18.16     $17.00    $ 12.81      $10.00       $ 17.84    $ 16.83    $ 12.79    $11.00
                           -------     ------    -------      ------       -------    -------    -------    ------
Income from investment
 operations:
Net investment
 income/(loss)..........    (0.32)      (0.18)     (0.17)      (0.05)       (0.50)      (0.28)     (0.29)    (0.05)
Net realized and
 unrealized gain/(loss)
 on investments.........     10.96       1.64       5.00        2.86         10.68       1.59       4.97      1.84
                           -------     ------    -------      ------       -------    -------    -------    ------
Total from investment
 operations.............     10.64       1.46       4.83        2.81         10.18       1.31       4.68      1.79
                           -------     ------    -------      ------       -------    -------    -------    ------
Less distributions:
Dividends from net
 investment income......         -          -          -           -             -          -          -         -
Distributions from net
 realized gains.........         -      (0.30)     (0.64)          -             -      (0.30)     (0.64)        -
                           -------     ------    -------      ------       -------    -------    -------    ------
Total distributions.....         -      (0.30)     (0.64)          -             -      (0.30)     (0.64)        -
                           -------     ------    -------      ------       -------    -------    -------    ------
Net asset value, end of
 period.................    $28.80     $18.16    $ 17.00      $12.81       $ 28.02    $ 17.84    $ 16.83    $12.79
                           =======     ======    =======      ======       =======    =======    =======    ======
Total return (b)........     58.59%      9.10%     38.01%      28.10%        57.06%      8.29%     36.87%    16.27%
                           =======     ======    =======      ======       =======    =======    =======    ======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)......   $35,960     $9,844    $10,821      $  184       $45,480    $13,811    $15,965    $  442
Ratio of operating
 expenses to average net
 assets.................      1.68%      1.53%      1.53%       1.50%(c)      2.43%      2.28%      2.28%     2.25%(c)
Ratio of net investment
 income/(loss) to
 average net assets.....    (1.23)%     (1.21)%    (0.97)%     (0.88)%(c)   (1.98)%     (1.96)%   (1.72)%    (1.63)%(c)
Portfolio turnover rate.       187%       184%       172%         68%          187%       184%       172%       68%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expenses
 reimbursed.............      1.68%      1.64%      1.78%       7.90%(c)      2.43%      2.39%      2.53%        5%(c)

-------
(a) The Munder Micro-Cap Equity Fund Class A Shares, Class B Shares and Class C Shares commenced operations on December 26, 1996, February 24, 1997 and March 31, 1997, respectively. The Munder Multi-Season Growth Fund Class A Shares commenced operations on August 4, 1993.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Annualized.
(d) Per share numbers have been calculated using the average shares method.
(e)  Amount represents less than $0.01 per share.

           Micro-Cap Equity Fund(a)                          Multi-Season Growth Fund(a)
 --------------------------------------------    --------------------------------------------------------
                                     Period                  Year
 Year Ended  Year Ended Year Ended   Ended       Year Ended  Ended    Year Ended    Year Ended Year Ended
 06/30/00(d) 6/30/99(d) 6/30/98(d) 6/30/97(d)    6/30/00(d) 6/30/99   6/30/98(d)    6/30/97(d) 6/30/96(d)
   Class C    Class C    Class C    Class C       Class A   Class A    Class A       Class A    Class A
 ----------- ---------- ---------- ----------    ---------- -------   ----------    ---------- ----------
   $ 17.85     $16.84     $12.79     $10.13       $ 22.05   $ 21.46    $ 18.02       $ 14.83     $12.02
   -------     ------     ------     ------       -------   -------    -------       -------     ------

    (0.50)      (0.28)     (0.29)     (0.03)        (0.03)    (0.03)      0.00(g)       0.04       0.06
     10.68       1.59       4.98       2.69         (0.02)     2.20       4.37          3.90       3.20
   -------     ------     ------     ------       -------   -------    -------       -------     ------
     10.18       1.31       4.69       2.66         (0.05)     2.17       4.37          3.94       3.26
   -------     ------     ------     ------       -------   -------    -------       -------     ------

         -          -          -          -             -         -      (0.01)            -      (0.05)
         -      (0.30)     (0.64)         -         (1.37)    (1.58)     (0.92)        (0.75)     (0.40)
   -------     ------     ------     ------       -------   -------    -------       -------     ------
         -      (0.30)     (0.64)         -         (1.37)    (1.58)     (0.93)        (0.75)     (0.45)
   -------     ------     ------     ------       -------   -------    -------       -------     ------
   $ 28.03     $17.85     $16.84     $12.79       $ 20.63   $ 22.05    $ 21.46       $ 18.02     $14.83
   =======     ======     ======     ======       =======   =======    =======       =======     ======
     56.97%      8.29%     36.95%     26.26%         0.22%    11.34%     25.02%        27.57%     27.56%
   =======     ======     ======     ======       =======   =======    =======       =======     ======


   $20,588     $6,333     $7,441     $  111       $65,569   $49,602    $32,311       $16,693     $9,544

      2.43%      2.28%      2.28%      2.25%(c)      1.24%     1.22%      1.21%         1.25%      1.26%

    (1.98)%     (1.96)%    (1.72)%    (1.63)%(c)   (0.14)%    (0.14)%        -%(e)      0.25%      0.44%
       187%       184%       172%        68%           44%       53%        34%           33%        54%

      2.43%      2.39%      2.53%      8.65%(c)      1.42%     1.38%      1.39%         1.50%      1.51%

                                       Multi-Season Growth Fund(a)
                           -------------------------------------------------------
                                        Year
                           Year Ended   Ended   Year Ended  Year Ended  Year Ended
                           6/30/00(c)  6/30/99  6/30/98(c)  6/30/97(c)  6/30/96(c)
                            Class B    Class B   Class B     Class B     Class B
                           ----------  -------  ----------  ----------  ----------
Net asset value,
 beginning of period.....   $ 21.09    $ 20.70   $  17.54    $ 14.56     $ 11.85
                            -------    -------   --------    -------     -------
Income from investment
 operations:
Net investment
 income/(loss)...........     (0.17)     (0.18)     (0.14)     (0.08)      (0.04)
Net realized and
 unrealized gain/(loss)
 on investments..........     (0.03)      2.15       4.22       3.81        3.15
                            -------    -------   --------    -------     -------
Total from investment
 operations..............     (0.20)      1.97       4.08       3.73        3.11
                            -------    -------   --------    -------     -------
Less distributions:
Dividends from net
 investment income.......       --         --         --         --          --
Distributions from net
 realized gains..........     (1.37)     (1.58)     (0.92)     (0.75)      (0.40)
                            -------    -------   --------    -------     -------
Total distributions......     (1.37)     (1.58)     (0.92)     (0.75)      (0.40)
                            -------    -------   --------    -------     -------
Net asset value, end of
 period..................   $ 19.52    $ 21.09   $  20.70    $ 17.54     $ 14.56
                            =======    =======   ========    =======     =======
Total return (b).........    (0.51)%     10.66%     24.12%     26.61%      26.66%
                            =======    =======   ========    =======     =======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)..............   $36,433    $99,696   $102,700    $84,865     $66,630
Ratio of operating
 expenses to average net
 assets..................      1.99%      1.97%      1.96%      2.00%       2.01%
Ratio of net investment
 income/(loss) to average
 net assets..............     (0.89)%   (0.83)%     (0.75)%    (0.50)%    (0.31)%
Portfolio turnover rate..        44%        53%        34%        33%         54%
Ratio of operating
 expenses to average net
 assets without waivers..      2.17%      2.14%      2.14%      2.25%       2.26%

--------
(a) The Munder Multi-Season Growth Fund Class B Shares and Class C Shares commenced operations on April 29, 1993 and September 20, 1993, respectively.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Per share numbers have been calculated using the average shares method.

             Multi-Season Growth Fund(a)
 -------------------------------------------------------
              Year        Year        Year       Year
 Year Ended   Ended      Ended       Ended      Ended
 6/30/00(c)  6/30/99   6/30/98(c)  6/30/97(c) 6/30/96(c)
  Class C    Class C    Class C     Class C    Class C
 ----------  -------   ----------  ---------- ----------
  $ 21.12    $ 20.73    $ 17.56      $14.57     $11.86
  -------    -------    -------      ------     ------

    (0.17)     (0.19)     (0.14)      (0.08)     (0.04)
    (0.03)      2.16       4.23        3.82       3.15
  -------    -------    -------      ------     ------
    (0.20)      1.97       4.09        3.74       3.11
  -------    -------    -------      ------     ------

      --         --         --          --         --
    (1.37)     (1.58)     (0.92)      (0.75)     (0.40)
  -------    -------    -------      ------     ------
    (1.37)     (1.58)     (0.92)      (0.75)     (0.40)
  -------    -------    -------      ------     ------
  $ 19.55    $ 21.12    $ 20.73      $17.56     $14.57
  =======    =======    =======      ======     ======
    (0.51)%    10.70%     24.09%      26.66%     26.64%
  =======    =======    =======      ======     ======

  $10,166    $13,076    $14,411      $9,253     $5,605
     1.99%      1.97%      1.96%       2.00%      2.01%
    (0.89)%    (0.83)%    (0.75)%     (0.50)%    (0.31)%
       44%        53%        34%         33%        54%
     2.17%      2.13%      2.14%       2.25%      2.26%

                                           NetNet Fund (a)
                          ------------------------------------------------------------
                             Year         Year        Year     Period          Year
                            Ended         Ended       Ended     Ended         Ended
                           6/30/00     6/30/99 (d)   6/30/98   6/30/97       6/30/00
                           Class A       Class A     Class A   Class A       Class B
                          ----------   -----------   -------   -------      ----------
Net asset value,
 beginning of period....  $    44.36   $    20.68    $ 12.79   $10.00       $    44.03
                          ----------   ----------    -------   ------       ----------
Income from investment
 operations:
Net investment income...       (0.65)       (0.35)     (0.04)   (0.04)           (1.00)
Net realized and
 unrealized gain on
 investments............       26.59        24.22      10.13     3.15            26.22
                          ----------   ----------    -------   ------       ----------
Total from investment
 operations.............       25.94        23.87      10.09     3.11            25.22
                          ----------   ----------    -------   ------       ----------
Less distributions:
Distributions from net
 realized gains.........       (0.27)       (0.19)     (2.20)   (0.32)           (0.27)
                          ----------   ----------    -------   ------       ----------
Total distributions.....       (0.27)       (0.19)     (2.20)   (0.32)           (0.27)
                          ----------   ----------    -------   ------       ----------
Net asset value, end of
 period.................  $    70.03   $    44.36    $ 20.68   $12.79       $    68.98
                          ==========   ==========    =======   ======       ==========
Total return (b)........       58.91%      116.57%     87.23%   31.14%           57.71%
                          ==========   ==========    =======   ======       ==========
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)......  $3,144,518   $1,130,558    $17,147   $1,459       $3,540,687
Ratio of operating
 expenses to average net
 assets.................        1.66%        1.59%      1.35%    1.48%(c)         2.41%
Ratio of net investment
 income to average net
 assets.................       (1.20)%      (0.92)%    (0.60)%  (0.48%)(c)       (1.95)%
Portfolio turnover......          21%          22%       165%     195%              21%
Ratio of operating
 expenses to average net
 assets without expenses
 reimbursed.............        1.66%        1.59%      2.12%    4.57%(c)         2.41%

--------
(a) The Munder NetNet Fund Class A Shares, Class B Shares and Class C Shares commenced operations on August 19, 1996, June 1, 1998 and November 3, 1998, respectively.
(b) Total return represents aggregate total return for the period indicated.
(c) Annualized.
(d) Per share numbers have been calculated using the average shares method.

              NetNet Fund (a)
 ---------------------------------------------------
    Year       Period          Year        Period
    Ended       Ended         Ended         Ended
 6/30/99 (d)   6/30/98       6/30/00     6/30/99 (d)
   Class B     Class B       Class C       Class C
 -----------   -------      ----------   -----------
 $    20.68    $17.07       $    44.05    $  19.03
 ----------    ------       ----------    --------
      (0.63)    (0.01)           (0.95)      (0.44)
      24.17      3.62            26.20       25.65
 ----------    ------       ----------    --------
      23.54      3.61            25.25       25.21
 ----------    ------       ----------    --------
      (0.19)        -            (0.27)      (0.19)
 ----------    ------       ----------    --------
      (0.19)        -            (0.27)      (0.19)
 ----------    ------       ----------    --------
 $    44.03    $20.68       $    69.03    $  44.05
 ==========    ======       ==========    ========
     114.97%    20.91%           57.73%     133.26%
 ==========    ======       ==========    ========
 $1,265,595    $6,443       $1,776,014    $556,828
       2.34%     2.29%(c)         2.41%       2.34%(c)
      (1.67)%   (1.27)%(c)       (1.95)%     (1.66)%(c)
         22%      165%              21%         22%
       2.34%     2.60%(c)         2.41%       2.34%(c)

                                         Real Estate Equity Investment Fund(a)
                                        ----------------------------------------
                                           Year       Year       Year     Year
                                          Ended      Ended      Ended     Ended
                                        6/30/00(d) 6/30/99(d) 6/30/98(d) 6/30/97
                                         Class A    Class A    Class A   Class A
                                        ---------- ---------- ---------- -------
Net asset value, beginning of period..    $12.78     $14.94     $14.40   $11.22
                                          ------     ------     ------   ------
Income from investment operations:
Net investment income.................      0.56       0.57       0.64     0.44
Net realized and unrealized
 gain/(loss) on investments...........     (0.57)     (1.63)      0.66     3.26
                                          ------     ------     ------   ------
Total from investment operations......     (0.01)     (1.06)      1.30     3.70
                                          ------     ------     ------   ------
Less distributions:
Dividends from net investment income..     (0.56)     (0.60)     (0.62)   (0.48)
Distributions in excess of net
 investment income....................         -          -          -    (0.01)
Distributions from net realized gains.         -      (0.39)     (0.14)       -
Distributions from capital............     (0.12)     (0.11)         -    (0.03)
                                          ------     ------     ------   ------
Total distributions...................     (0.68)     (1.10)     (0.76)   (0.52)
                                          ------     ------     ------   ------
Net asset value, end of period........    $12.09     $12.78     $14.94   $14.40
                                          ======     ======     ======   ======
Total return (b)......................     (0.63)%    (6.66)%     8.93%   33.51%
                                          ======     ======     ======   ======
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in 000's)..    $3,730     $3,530     $4,099   $1,426
Ratio of operating expenses to average
 net assets...........................      1.33%      1.27%      1.28%    1.35%
Ratio of net investment income to
 average net assets...................      4.90%      4.40%      4.15%    3.80%
Portfolio turnover rate...............        15%        22%        15%      15%
Ratio of operating expenses to average
 net assets without waivers...........      1.33%      1.27%      1.28%    1.38%

--------
(a) The Munder Real Estate Equity Investment Fund Class A Shares, Class B Shares and Class C Shares commenced operations on September 30, 1994, October 3, 1994 and January 5, 1996, respectively.
(b) Total return represents aggregate total return for the period indicated.
(c) Annualized.
(d) Per share numbers have been calculated using the average shares method.

                                  Real Estate Equity Investment Fund(a)
 ----------------------------------------------------------------------------------------------------------
    Year       Year       Year     Year       Year       Year       Year        Year     Year      Period
   Ended      Ended      Ended     Ended     Ended      Ended      Ended       Ended     Ended     Ended
 6/30/00(d) 6/30/99(d) 6/30/98(d) 6/30/97  6/30/96(d) 6/30/00(d) 6/30/99(d)  6/30/98(d) 6/30/97  6/30/96(d)
  Class B    Class B    Class B   Class B   Class B    Class C    Class C     Class C   Class C   Class C
 ---------- ---------- ---------- -------  ---------- ---------- ----------  ---------- -------  ----------
   $12.77     $14.93     $14.40   $11.22     $10.09     $12.82    $ 14.98      $14.44   $11.25     $10.76
   ------     ------     ------   ------     ------     ------    -------      ------   ------     ------

     0.47       0.47       0.53     0.36       0.38       0.48       0.48        0.53     0.36       0.18
    (0.54)     (1.63)      0.65     3.24       1.11      (0.54)     (1.64)       0.66     3.26       0.47
   ------     ------     ------   ------     ------     ------    -------      ------   ------     ------
    (0.07)     (1.16)      1.18     3.60       1.49      (0.06)    (1.16)        1.19     3.62       0.65
   ------     ------     ------   ------     ------     ------    -------      ------   ------     ------
    (0.48)     (0.51)     (0.51)   (0.38)     (0.36)     (0.48)     (0.51)      (0.51)   (0.39)     (0.16)
        -          -          -    (0.01)         -          -          -           -    (0.01)         -
        -      (0.39)     (0.14)       -          -                 (0.39)      (0.14)       -          -
    (0.12)     (0.10)         -    (0.03)         -      (0.12)     (0.10)          -    (0.03)         -
   ------     ------     ------   ------     ------     ------    -------      ------   ------     ------
    (0.60)     (1.00)     (0.65)   (0.42)     (0.36)     (0.60)     (1.00)      (0.65)   (0.43)     (0.16)
   ------     ------     ------   ------     ------     ------    -------      ------   ------     ------
   $12.10     $12.77     $14.93   $14.40     $11.22     $12.16    $ 12.82      $14.98   $14.44     $11.25
   ======     ======     ======   ======     ======     ======    =======      ======   ======     ======
    (0.04)%    (7.37)%     8.12%   32.52%     15.05%      0.04%     (7.34)%      8.17%   32.57%      6.08%
   ======     ======     ======   ======     ======     ======    =======      ======   ======     ======

   $3,291     $5,337     $6,956   $4,606     $1,707     $  669     $1,251      $1,513     $537         $4
     2.08%      2.02%      2.03%    2.10%      2.00%      2.08%      2.02%       2.03%    2.10%      2.00%(c)
     4.15%      3.70%      3.40%    3.05%      3.50%      4.15%      3.73%       3.40%    3.05%      3.50%(c)
       15%        22%        15%      15%        17%        15%        22%         15%      15%        17%
     2.08%      2.02%      2.03%    2.13%      2.27%      2.08%      2.02%       2.03%    2.13%      2.27%(c)

                                                    Small-Cap Value Fund (a)
                          --------------------------------------------------------------------------------
                             Year       Year       Year      Period        Year       Year         Year
                            Ended      Ended      Ended      Ended        Ended      Ended        Ended
                          6/30/00(d) 6/30/99(d) 6/30/98(d) 6/30/97(d)   6/30/00(d) 6/30/99(d)   6/30/98(d)
                           Class A    Class A    Class A    Class A      Class B    Class B      Class B
                          ---------- ---------- ---------- ----------   ---------- ----------   ----------
Net asset value,
 beginning of period....    $13.10     $14.24     $12.04     $10.22       $13.03     $14.19       $12.03
                            ------     ------     ------     ------       ------     ------       ------
Income from investment
 operations:
Net investment
 income/(loss)..........      0.04       0.06       0.08       0.09        (0.05)    (0.03)        (0.03)
Net realized and
 unrealized gain on
 investments............     (0.89)     (0.86)      2.82       1.77        (0.91)    (0.84)         2.83
                            ------     ------     ------     ------       ------     ------       ------
Total from investment
 operations.............     (0.85)     (0.80)      2.90       1.86        (0.96)    (0.87)         2.80
                            ------     ------     ------     ------       ------     ------       ------
Less distributions:
Dividends from net
 investment income......     (0.05)     (0.05)     (0.06)     (0.04)           -      (0.00)(e)        -
Dividends in excess of
 net investment income..     (0.01)     (0.02)         -          -        (0.01)     (0.02)           -
Distributions from net
 realized gains.........         -      (0.27)     (0.64)         -            -      (0.27)       (0.64)
                            ------     ------     ------     ------       ------     ------       ------
Total distributions.....     (0.06)     (0.34)     (0.70)     (0.04)       (0.01)     (0.29)       (0.64)
                            ------     ------     ------     ------       ------     ------       ------
Net asset value, end of
 period.................    $12.19     $13.10     $14.24     $12.04       $12.06     $13.03       $14.19
                            ======     ======     ======     ======       ======     ======       ======
Total return (b)........     (6.57)%    (5.19)%    24.36%     18.20%       (7.38)%    (5.85)%      23.58%
                            ======     ======     ======     ======       ======     ======       ======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)......    $3,469     $6,015     $6,474     $1,164       $2,741     $3,287       $3,237
Ratio of operating
 expenses to average net
 assets.................      1.31%      1.23%      1.27%      1.38%(c)     2.06%      1.98%        2.02%
Ratio of net investment
 income/(loss) to
 average net assets.....      0.31%      0.49%      0.56%      1.93%(c)    (0.44)%    (0.27)%      (0.19)%
Portfolio turnover rate.        76%        69%        53%        73%          76%        69%          53%
Ratio of operating
 expenses to average net
 assets without waivers       1.31%      1.23%      1.27%      1.51%(c)     2.06%      1.98%        2.02%

--------
(a) The Munder Small-Cap Value Fund Class A Shares, Class B Shares and Class C Shares commenced operations on January 10, 1997, February 11, 1997 and January 13, 1997, respectively.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Annualized.
(d) Per share numbers have been calculated using the average shares method.
(e) Amount represents less than $0.01 per share.

                       Small-Cap Value Fund (a)
--------------------------------------------------------------------------------------
  Period            Year               Year                 Year              Period
  Ended            Ended              Ended                Ended              Ended
6/30/97(d)       6/30/00(d)         6/30/99(d)           6/30/98(d)         6/30/97(d)
 Class B          Class C            Class C              Class C            Class C
----------       ----------         ----------           ----------         ----------
  $10.76           $13.00             $14.18               $12.02             $10.22
  ------           ------             ------               ------             ------
    0.05            (0.05)             (0.03)               (0.03)              0.05
    1.24            (0.92)             (0.86)                2.83               1.78
  ------           ------             ------               ------             ------
    1.29            (0.97)             (0.89)                2.80               1.83
  ------           ------             ------               ------             ------
   (0.02)               -              (0.00)(e)                -              (0.03)
       -            (0.01)             (0.02)                   -                  -
       -                -              (0.27)               (0.64)                 -
  ------           ------             ------               ------             ------
   (0.02)           (0.01)             (0.29)               (0.64)             (0.03)
  ------           ------             ------               ------             ------
  $12.03           $12.02             $13.00               $14.18             $12.02
  ======           ======             ======               ======             ======
   12.03%           (7.47)%            (6.00)%              23.60%             17.92%
  ======           ======             ======               ======             ======
  $  373           $1,275             $1,845               $1,932             $  197
    2.13%(c)         2.06%              1.98%                2.02%              2.13%
    1.18%(c)        (0.44)%            (0.27)%              (0.19)%             1.18%
      73%              76%                69%                  53%                73%
    2.26%(c)         2.06%              1.98%                2.02%              2.26%

                                        Small Company Growth Fund (a)
                          --------------------------------------------------------------
                             Year        Year        Year        Year        Year
                            Ended       Ended       Ended       Ended       Ended
                          6/30/99(d)  6/30/99(d)  6/30/98(d)  6/30/97(d)  6/30/96(d)
                           Class A     Class A     Class A     Class A     Class A
                          ----------  ----------  ----------  ----------  ----------
Net asset value,
 beginning of period....   $ 16.53     $ 19.96     $ 21.61     $ 21.08      $15.28
                           -------     -------     -------     -------      ------
Income from investment
 operations:
Net investment income...     (0.15)      (0.07)      (0.13)      (0.12)      (0.12)
Net realized and
 unrealized gain/(loss)
 on investments.........      3.80       (2.15)       2.59        3.64        7.16
                           -------     -------     -------     -------      ------
Total from investment
 operations.............      3.65       (2.22)       2.46        3.52        7.04
                           -------     -------     -------     -------      ------
Less distributions:
Distributions from net
 realized capital gains.       --        (1.21)      (4.11)      (2.99)      (1.24)
                           -------     -------     -------     -------      ------
Total distributions.....       --        (1.21)      (4.11)      (2.99)      (1.24)
                           -------     -------     -------     -------      ------
Net asset value, end of
 period.................   $ 20.18     $ 16.53     $ 19.96     $ 21.61      $21.08
                           =======     =======     =======     =======      ======
Total return (b)........     22.26%     (10.92)%     12.41%      18.88%      48.28%
                           =======     =======     =======     =======      ======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)......   $16,611     $25,729     $20,909     $11,646      $4,832
Ratio of operating
 expenses to average net
 assets.................      1.26%       1.22%       1.20%       1.22%       1.21%
Ratio of net investment
 loss to average net
 assets.................     (0.89)%     (0.44)%     (0.57)%     (0.62)%     (0.66)%
Portfolio turnover rate.       158%        108%        123%         98%         98%
Ratio of operating
 expenses to average net
 assets without waivers.      1.26%       1.22%       1.20%       1.22%       1.28%

--------
(a) The Munder Small Company Growth Fund Class A Shares, Class B Shares and Class C Shares commenced operations on November 23, 1992, April 28, 1994 and September 26, 1995, respectively.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Annualized.
(d) Per share numbers have been calculated using the average shares method.

                                        Small Company Growth Fund (a)
---------------------------------------------------------------------------------------------------------------
                                                                                                       Period
Year Ended  Year Ended Year Ended  Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended   Ended
6/30/00(c)  6/30/99(c) 6/30/98(d)  6/30/97(d) 6/30/96(d) 6/30/00(d) 6/30/99(d) 6/30/98(d) 6/30/97(d) 6/30/96(d)
 Class B     Class B    Class B     Class B    Class B    Class C    Class C    Class C    Class C    Class C
----------  ---------- ----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
  $15.71      $19.16    $ 21.05      $20.74     $15.15     $15.97     $19.46     $21.32     $20.93     $17.05
  ------      ------    -------      ------     ------     ------     ------     ------     ------     ------
   (0.26)      (0.19)     (0.28)      (0.25)     (0.26)     (0.26)     (0.19)     (0.28)     (0.25)     (0.21)
    3.30       (2.05)      2.50        3.55       7.09       3.36      (2.09)      2.53       3.63       5.33
  ------      ------    -------      ------     ------     ------     ------     ------     ------     ------
    3.04       (2.24)      2.22        3.30       6.83       3.10      (2.28)      2.25       3.38       5.12
  ------      ------    -------      ------     ------     ------     ------     ------     ------     ------
       -       (1.21)     (4.11)      (2.99)     (1.24)         -      (1.21)     (4.11)     (2.99)     (1.24)
  ------      ------    -------      ------     ------     ------     ------     ------     ------     ------
       -       (1.21)     (4.11)      (2.99)     (1.24)         -      (1.21)     (4.11)     (2.99)     (1.24)
  ------      ------    -------      ------     ------     ------     ------     ------     ------     ------
  $18.75      $15.71    $ 19.16      $21.05     $20.74     $19.07     $15.97     $19.46     $21.32     $20.93
  ======      ======    =======      ======     ======     ======     ======     ======     ======     ======
   19.49%     (11.55)%    11.51%      18.06%     47.26%     19.49%    (11.58)%    11.50%     18.26%     31.97%
  ======      ======    =======      ======     ======     ======     ======     ======     ======     ======
  $8,562      $8,745    $14,013      $5,735     $  990     $3,352     $3,839     $6,319     $2,271     $   76
    2.01%       1.97%      1.95%       1.97%      1.96%      2.01%      1.97%      1.95%      1.97%      1.96%(c)
   (1.64)%     (1.19)%    (1.32)%     (1.37)%    (1.41)%    (1.64)%    (1.19)%    (1.32)%    (1.37)%    (1.41)%(c)
     158%        108%       123%         98%        98%       158%       108%       123%        98%        98%
    2.01%       1.97%      1.95%       1.97%      2.03%      2.01%      1.97%      1.95%      1.97%      2.03%(c)



                                      Framlington Emerging Markets Fund(a)
                                   --------------------------------------------
                                      Year       Year       Year       Period
                                     Ended      Ended      Ended       Ended
                                   6/30/00(d) 6/30/99(d) 6/30/98(d)  6/30/97(d)
                                    Class A    Class A    Class A     Class A
                                   ---------- ---------- ----------  ----------
Net asset value, beginning of
 period..........................    $11.69     $ 8.99    $ 12.92      $10.18
                                     ------     ------    -------      ------
Income from investment
 operations:
Net investment income/(loss).....       --        0.03       0.11        0.05
Net realized and unrealized
 gain/(loss) on investments......      1.09       2.67      (3.73)       2.71
                                     ------     ------    -------      ------
Total from investment operations.      1.09       2.70      (3.62)       2.76
                                     ------     ------    -------      ------
Less distributions:
Dividends from net investment
 income..........................         -          -      (0.04)      (0.02)
Distributions from net realized
 gains...........................         -          -      (0.05)          -
Distributions in excess of net
 realized gains..................         -          -      (0.22)          -
                                     ------     ------    -------      ------
Total distributions..............         -          -      (0.31)      (0.02)
                                     ------     ------    -------      ------
Net asset value, end of period...    $12.78     $11.69    $  8.99      $12.92
                                     ======     ======    =======      ======
Total return(b)..................      9.32%     30.03%    (28.34)%     27.16%
                                     ======     ======    =======      ======
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)..........................    $3,637     $  961    $   632      $  532
Ratio of operating expenses to
 average net assets..............      1.98%      1.85%      1.89%       1.79%(c)
Ratio of net investment
 income/(loss) to average net
 assets..........................     (0.02)%     0.39%      0.93%       1.14%(c)
Portfolio turnover rate..........       177%       159%        94%         46%
Ratio of operating expenses to
 average net assets without
 expenses reimbursed.............      2.14%      2.12%      2.14%       5.43%(c)

--------
(a) The Munder Framlington Emerging Markets Fund Class A Shares, Class B Shares and Class C Shares commenced operations on January 14, 1997, February 25, 1997 and March 3, 1997, respectively.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Annualized.
(d) Per share numbers have been calculated using the average shares method.
(e) Amount represents less than $0.01 per share.



                         Framlington Emerging Markets Fund(a)
------------------------------------------------------------------------------------------------
   Year        Year       Year         Period        Year       Year       Year         Period
  Ended       Ended      Ended         Ended        Ended      Ended      Ended         Ended
6/30/00(d)  6/30/99(d) 6/30/98(d)    6/30/97(d)   6/30/00(d) 6/30/99(d) 6/30/98(d)    6/30/97(d)
 Class B     Class B    Class B       Class B      Class C    Class C    Class C       Class C
----------  ---------- ----------    ----------   ---------- ---------- ----------    ----------
  $11.47      $ 8.95    $ 12.91        $11.13       $11.47     $ 8.96    $ 12.92        $10.95
  ------      ------    -------        ------       ------     ------    -------        ------
   (0.10)      (0.03)      0.02          0.01        (0.10)     (0.03)      0.02          0.01
    1.15        2.55      (3.71)         1.79         1.06       2.54      (3.71)         1.96
  ------      ------    -------        ------       ------     ------    -------        ------
    1.05        2.52      (3.69)         1.80         0.96       2.51      (3.69)         1.97
  ------      ------    -------        ------       ------     ------    -------        ------
       -           -      (0.00)(e)     (0.02)           -          -      (0.00)(e)     (0.00)(e)
       -           -      (0.05)            -            -          -      (0.05)            -
       -           -      (0.22)            -            -          -      (0.22)            -
  ------      ------    -------        ------       ------     ------    -------        ------
       -           -      (0.27)        (0.02)           -          -      (0.27)        (0.00)(e)
  ------      ------    -------        ------       ------     ------    -------        ------
  $12.52      $11.47    $  8.95        $12.91       $12.43     $11.47    $  8.96        $12.92
  ======      ======    =======        ======       ======     ======    =======        ======
    9.15%      28.16%    (28.90)%       16.21%        8.37%     28.01%    (28.88)%       18.03%
  ======      ======    =======        ======       ======     ======    =======        ======
  $3,012      $1,121    $   511        $  134       $  807     $  497    $   132        $   24
    2.73%       2.60%      2.64%         2.54%(c)     2.73%      2.60%      2.64%         2.54%(c)
   (0.77)%     (0.36)%     0.18%         0.39%(c)    (0.77)%    (0.36)%     0.18%         0.39%(c)
     177%        159%        94%           46%         177%       159%        94%           46%
    2.88%       2.87%      2.89%         6.18%(c)     2.89%      2.87%      2.89%         6.18%(c)

                                         Framlington Healthcare Fund(a)
                                    ------------------------------------------
                                       Year        Year        Year    Period
                                      Ended       Ended       Ended     Ended
                                    6/30/00(d)  6/30/99(d)  6/30/98(d) 6/30/97
                                     Class A     Class A     Class A   Class A
                                    ----------  ----------  ---------- -------
Net asset value, beginning of
 period...........................   $ 10.46     $ 11.82      $10.89   $11.30
                                     -------     -------      ------   ------
Income from investment operations:
Net investment income.............     (0.22)      (0.13)      (0.15)   (0.01)
Net realized and unrealized
 gain/(loss) on investments.......     18.11       (1.13)       1.08    (0.40)
                                     -------     -------      ------   ------
Total from investment operations..     17.89       (1.26)       0.93    (0.41)
                                     -------     -------      ------   ------
Less distributions:
Distributions from net realized
 gains............................         -       (0.08)          -        -
Distributions in excess of net
 realized gains...................         -       (0.02)          -        -
                                     -------     -------      ------   ------
Total distributions...............         -       (0.10)          -        -
                                     -------     -------      ------   ------
Net asset value, end of period....   $ 28.35     $ 10.46      $11.82   $10.89
                                     =======     =======      ======   ======
Total return(b)...................    171.03%     (10.69)%      8.54%   (3.63)%
                                     =======     =======      ======   ======
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)...........................   $79,441     $ 3,382      $4,984   $  664
Ratio of operating expenses to
 average net assets...............      1.61%       1.61%       1.62%    1.55%(c)
Ratio of net investment
 income/(loss) to average net
 assets...........................     (1.01)%     (1.27)%     (1.20)%  (0.95)%(c)
Portfolio turnover rate...........        60%         49%         47%      14%
Ratio of operating expenses to
 average net assets without
 expenses reimbursed..............      1.63%       1.92%       2.40%    7.33%(c)

--------
(a) The Munder Framlington Healthcare Fund Class A Shares, Class B Shares and Class C Shares commenced operations on February 14, 1997, January 31, 1997 and January 13, 1997, respectively.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Annualized.
(d) Per share numbers have been calculated using the average shares method.

                         Framlington Healthcare Fund(a)
-----------------------------------------------------------------------------------------
   Year        Year        Year    Period          Year        Year       Year    Period
  Ended       Ended       Ended     Ended         Ended       Ended      Ended     Ended
6/30/00(d)  6/30/99(d)  6/30/98(d) 6/30/97      6/30/00(d)  6/30/99(d) 6/30/98(d) 6/30/97
 Class B     Class B     Class B   Class B       Class C     Class C    Class C   Class C
----------  ----------  ---------- -------      ----------  ---------- ---------- -------
 $  10.27    $ 11.69      $10.85   $11.02        $ 10.27      $11.69     $10.86   $10.40
 --------    -------      ------   ------        -------      ------     ------   ------
    (0.37)     (0.21)      (0.23)   (0.02)         (0.40)      (0.21)     (0.23)   (0.01)
    17.74      (1.11)       1.07    (0.15)         17.75       (1.11)      1.06     0.47
 --------    -------      ------   ------        -------      ------     ------   ------
    17.37      (1.32)       0.84    (0.17)         17.35       (1.32)      0.83     0.46
 --------    -------      ------   ------        -------      ------     ------   ------
        -      (0.08)          -        -              -       (0.08)         -        -
        -      (0.02)          -        -              -       (0.02)         -        -
 --------    -------      ------   ------        -------      ------     ------   ------
        -      (0.10)          -        -              -       (0.10)         -        -
 --------    -------      ------   ------        -------      ------     ------   ------
 $  27.64    $ 10.27      $11.69   $10.85        $ 27.62      $10.27     $11.69   $10.86
 ========    =======      ======   ======        =======      ======     ======   ======
   169.13%    (11.40)%      7.83%   (1.54)%       168.94%     (11.40)%     7.73%    4.42%
 ========    =======      ======   ======        =======      ======     ======   ======
 $102,859    $ 6,682      $8,664   $1,063        $77,156      $1,652     $3,378   $  164
     2.36%      2.36%       2.37%    2.30%(c)       2.36%       2.36%      2.37%    2.30%(c)
    (1.75)%    (2.02)%     (1.95)%  (1.70)%(c)     (1.75)%     (2.02)%    (1.95)%  (1.70)%(c)
       60%        49%         47%      14%            60%         49%        47%      14%
     2.38%      2.67%       3.15%    8.08%(c)       2.38%       2.67%      3.15%    8.08%(c)

                                    Framlington International Growth Fund (a)
                                   -------------------------------------------
                                      Year       Year       Year      Period
                                     Ended      Ended      Ended      Ended
                                   6/30/99(d) 6/30/99(d) 6/30/98(d) 6/30/97(d)
                                    Class A    Class A    Class A    Class A
                                   ---------- ---------- ---------- ----------
Net asset value, beginning of
 period..........................    $12.79     $11.92     $11.35     $10.10
                                     ------     ------     ------     ------
Income from investment
 operations:
Net investment income/(loss).....     (0.05)     (0.02)      0.02       0.05
Net realized and unrealized gain
 on investments..................      3.72       0.90       0.61       1.20
                                     ------     ------     ------     ------
Total from investment operations.      3.67       0.88       0.63       1.25
                                     ------     ------     ------     ------
Less distributions:
Dividends from net investment
 income..........................     (0.08)         -      (0.02)         -
Dividends in excess of net
 investment income...............     (0.05)         -          -          -
Distributions from net realized
 gains...........................     (0.54)     (0.01)     (0.03)         -
Distributions in excess of net
 realized gains..................         -          -      (0.01)         -
                                     ------     ------     ------     ------
Total distributions..............     (0.67)     (0.01)     (0.06)         -
                                     ------     ------     ------     ------
Net asset value, end of period...    $15.79     $12.79     $11.92     $11.35
                                     ======     ======     ======     ======
Total return (b).................     28.89%      7.36%      5.60%     12.38%
                                     ======     ======     ======     ======
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)..........................    $1,715     $2,869     $1,601     $1,103
Ratio of operating expenses to
 average net assets..............      1.69%      1.60%      1.62%      1.55%(c)
Ratio of net investment
 income/(loss) to average net
 assets..........................     (0.34)%    (0.16)%     0.21%      1.01%(c)
Portfolio turnover rate..........        65%        66%        38%        15%
Ratio of operating expenses to
 average net assets without
 expenses reimbursed.............      1.71%      1.75%      1.82%      2.56%(c)

--------
(a) The Munder Framlington International Growth Fund Class A Shares, Class B Shares and Class C Shares commenced operations on February 20, 1997, March 19, 1997 and February 13, 1997, respectively.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Annualized.
(d) Per share numbers have been calculated using the average shares method.

                         Framlington International Growth Fund (a)
------------------------------------------------------------------------------------------------
   Year        Year       Year      Period        Year       Year      Period     Period
  Ended       Ended      Ended      Ended        Ended      Ended      Ended      Ended
6/30/00(d)  6/30/99(d) 6/30/98(d) 6/30/97(d)   6/30/00(d) 6/30/99(d) 6/30/98(d) 6/30/97(d)
 Class B     Class B    Class B    Class B      Class C    Class C    Class C    Class C
----------  ---------- ---------- ----------   ---------- ---------- ---------- ----------
  $12.56      $11.83     $11.32     $ 9.85       $12.58     $11.86     $11.33     $10.03
  ------      ------     ------     ------       ------     ------     ------     ------
   (0.17)      (0.10)     (0.06)      0.01        (0.17)     (0.10)     (0.06)      0.01
    3.66        0.84       0.61       1.46         3.68       0.83       0.63       1.29
  ------      ------     ------     ------       ------     ------     ------     ------
    3.49        0.74       0.55       1.47         3.51       0.73       0.57       1.30
  ------      ------     ------     ------       ------     ------     ------     ------
       -           -          -          -            -          -          -          -
       -           -          -          -            -          -          -          -
   (0.54)      (0.01)     (0.03)         -        (0.54)     (0.01)     (0.03)         -
       -           -      (0.01)         -            -          -      (0.01)         -
  ------      ------     ------     ------       ------     ------     ------     ------
   (0.54)      (0.01)     (0.04)         -        (0.54)     (0.01)     (0.04)         -
  ------      ------     ------     ------       ------     ------     ------     ------
  $15.51      $12.56     $11.83     $11.32       $15.55     $12.58     $11.86     $11.33
  ======      ======     ======     ======       ======     ======     ======     ======
   27.96%       6.23%      4.88%     14.92%       28.07%      6.13%      5.05%     12.96%
  ======      ======     ======     ======       ======     ======     ======     ======
  $1,638      $  546     $  591     $  128       $1,118     $  172     $  196     $   62
    2.44%       2.36%      2.37%      2.30%(c)     2.44%      2.36%      2.37%      2.30%(c)
   (1.09)%     (0.92)%    (0.54)%     0.26%(c)    (1.09)%     0.92%     (0.54)%     0.26%(c)
      65%         66%        38%        15%          65%        66%        38%        15%
    2.46%       2.51%      2.57%      3.31%(c)     2.46%      2.51%      2.58%      3.31%(c)

More information about the Funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Funds. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. In addition, you will also receive updated prospectuses or supplements to this prospectus. In order to eliminate duplicate mailings, the Funds will only send one copy of the above communications to (1) accounts with the same primary record owner, (2) joint tenant accounts, (3) tenant in common accounts and (4) accounts which have the same address.

STATEMENT OF ADDITIONAL INFORMATION

Provides more details about the Funds and their policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this prospectus)

  To Obtain Information:

  BY TELEPHONE

  Call 1-800-438-5789

  BY MAIL

  Write to:
  The Munder Funds
  c/o PFPC Global Fund Services
  P.O. Box 9701
  Providence, RI 02940-9701

  BY OVERNIGHT DELIVERY TO:

  The Munder Funds
  c/o PFPC Global Fund Services
  4400 Computer Drive
  Westborough, MA 01581

  ON THE INTERNET

  Text-only versions of fund documents can be viewed online or downloaded from:

     SECURITIES AND EXCHANGE COMMISSION
     http://www.sec.gov

  You can also obtain copies by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (phone 1-202-942-8090) or by sending your request and a duplicating fee to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov

  You may also find more information about the Funds on the Internet at: http://www.munderfunds.com



PROEQABC&II00

SEC File Numbers: 811-7346, 811-5899, 811-7897

MUTUAL     FUND
        Application                                                  [LOGO]

For IRA accounts, please request the Munder IRA application or download at www.munderfunds.com.
For additional information, please contact our shareholder services at 1-800-
438-5789.                                  PLEASE PRINT IN BLOCK CAPITAL LETTERS

                                           1. ACCOUNT REGISTRATION

Individual or Joint Tenants with Rights of Survivorship
Owner's First Name                              Middle Initial  Last Name
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]      [_]       [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]
[_] Mr.   [_] Mrs.   [_]Ms.

Owner's Social Security Number
[_] [_] [_] --- [_] [_] --- [_] [_] [_] [_]

Joint Owner's First Name, if applicable         Middle Initial  Last Name
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]      [_]       [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]
[_] Mr.   [_] Mrs.   [_]Ms.
----------------------------------------------------------------------------------------------------------------------
Uniform Gifts/Transfers to Minors (UGMA/UTMA)

Custodian's First Name                          Middle Initial  Last Name
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]      [_]       [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]

Minor's First Name                              Middle Initial  Last Name
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]      [_]       [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]

Minor's Social Security Number                       Minor's Date of Birth (mm/dd/yy)      Minor's State of Residence
[_] [_] [_] --- [_] [_] --- [_] [_] [_] [_]          [_] [_]  /  [_] [_]  /  [_] [_]                [_] [_]

----------------------------------------------------------------------------------------------------------------------
TRUST

Name of Trust
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]

Trustee(s)
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]

Trust's Tax Identification Number                          Date of Trust (mm/dd/yy)
[_] [_] --- [_] [_] [_] [_] [_] [_] [_]                 [_] [_]  /  [_] [_]  /  [_] [_]

----------------------------------------------------------------------------------------------------------------------
ORGANIZATION OR BUSINESS             [_] Corporation     [_] Partnership     [_] Other

Name of Entity
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]

Entity's Tax Identification Number
[_] [_] --- [_] [_] [_] [_] [_] [_] [_]

NAA-1                                           www.munderfunds.com

                                           PLEASE PRINT IN BLOCK CAPITAL LETTERS

                                                   2. ADDRESS

Street Address
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]

City                                                                 State           Zip Code
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]     [_] [_]     [_] [_] [_] [_] [_]

Home Phone Number                                                      Work Phone Number
[_] [_] [_] --- [_] [_] [_] --- [_] [_] [_] [_]                     [_] [_] [_] --- [_] [_] [_] --- [_] [_] [_] [_]

E-mail Address
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]

Non-Resident Alien:  [_] Yes   [_] No  If Yes, Country of Residence [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]

                             3. INVESTMENT PROFESSIONAL (For Broker/Dealer Use Only)

We hereby authorize PFPC Global Fund Services to act as our agent in connection with transactions under this Application.

Name of Broker/Dealer Firm                                                                  Dealer Number
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]         [_] [_] [_] [_] [_] [_]

Branch Street Address
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]

City                                                                 State           Zip Code
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]     [_] [_]     [_] [_] [_] [_] [_]

Phone Number                                             Branch Number
[_] [_] [_] --- [_] [_] [_] --- [_] [_] [_] [_]         [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]

Investment Professional  First Name            Middle Initial  Last Name
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]     [_]     [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]

Investment Professional Number
[_] [_] [_] [_] [_] [_] [_] [_] [_]                  ______________________________________________________________
                                                     Authorized Signature of Broker/Dealer

                                              4. DISTRIBUTION OPTION

Dividends and Capital Gains will be reinvested if no other option is selected.

DIVIDENDS                                               CAPITAL GAINS
[_]  Reinvest in additional shares                      [_]  Reinvest in additional shares
[_]  Pay in cash (Complete section below)               [_]  Pay in cash (Complete section below)
     OR
[_]  Reinvest Dividends and Capital Gains into the following Munder Fund: (must be within the same class of shares.)
          Fund Number*    Account Number                             * Please refer to the Family of Funds section
          [_] [_] [_]    [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]       in this application for the Fund Number.

CASH DISTRIBUTION OPTION (If selected above.)
[_]  By check to the address of record     [_]  By Electronic Funds Transfer to my bank (Please complete Section 14)
[_]  By check to the following third party:

Name
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]

Street Address
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]

City                                                                 State           Zip Code
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]     [_] [_]     [_] [_] [_] [_] [_]

NAA-2
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
                                                   5. FAMILY OF FUNDS

INITIAL INVESTMENT (Please read the prospectus carefully before you invest or send money. Call 1-800-438-5789 for more information.)

[_] Check enclosed for a minimum of $250 per fund.  [_] Check enclosed for $50 and Automatic Investment Plan elected (In Section 6.)

[_] By wire. Account number assigned by Bank from which assets were wired:  ________________________________________________________

[_] Payment for purchase made through an investment professional for_________________  [_] Shares of Fund:  [_] [_] [_]
                                                                                       [_] Dollars           Fund Number
    On Date: [_] [_]  /  [_] [_]  /  [_] [_]               Confirmation Number: [_] [_] [_] [_] [_] [_]

PLEASE INDICATE FUND(S) AND INVESTMENT AMOUNT(S). PLEASE MAKE CHECK PAYABLE TO THE MUNDER FUNDS.
PLEASE SELECT ONE SHARE CLASS PER FUND. (If no class of shares is selected, Class A shares will be purchased.)

Name of Munder Fund                                     A           B         C / II             Amount

Munder Balanced Fund                                 [_] 214     [_] 314     [_] 414      $
------------------------------------------------------------------------------------        -----------------
Munder Bio(Tech)2 Fund                               [_] 236     [_] 336     [_] 736      $
------------------------------------------------------------------------------------        -----------------
Munder Digital Economy Fund                          [_] 235     [_] 335     [_] 735      $
------------------------------------------------------------------------------------        -----------------
Munder Equity Income Fund                            [_] 218     [_] 318     [_] 418      $
------------------------------------------------------------------------------------        -----------------
Munder Focus Growth Fund                             [_] 228     [_] 328     [_] 728      $
------------------------------------------------------------------------------------        -----------------
Munder Fund of Funds                                 [_] 252     [_] 352       N/A        $
------------------------------------------------------------------------------------        -----------------
Munder Future Technology Fund                        [_] 233     [_] 333     [_] 733      $
------------------------------------------------------------------------------------        -----------------
Munder Growth Opportunities Fund                     [_] 232     [_] 332     [_] 732      $
------------------------------------------------------------------------------------        -----------------
Munder Index 500 Fund                                [_] 206     [_] 306       N/A        $
------------------------------------------------------------------------------------        -----------------
Munder International Equity Fund                     [_] 207     [_] 307     [_] 407      $
------------------------------------------------------------------------------------        -----------------
Munder International NetNet Fund                     [_] 234     [_] 334     [_] 734      $
------------------------------------------------------------------------------------        -----------------
Munder Micro-Cap Equity Fund                         [_] 229     [_] 329     [_] 429      $
------------------------------------------------------------------------------------        -----------------
Munder Multi-Season Growth Fund                      [_] 220     [_] 320     [_] 420      $
------------------------------------------------------------------------------------        -----------------
Munder NetNet Fund                                     N/A         N/A         N/A        $
------------------------------------------------------------------------------------        -----------------
Munder Real Estate Equity Investment Fund            [_] 221     [_] 321     [_] 421      $
------------------------------------------------------------------------------------        -----------------
Munder Small-Cap Value Fund                          [_] 230     [_] 330     [_] 430      $
------------------------------------------------------------------------------------        -----------------
Munder Small Company Growth Fund                     [_] 205     [_] 305     [_] 405      $
------------------------------------------------------------------------------------        -----------------
Munder Framlington Emerging Markets Fund             [_] 281     [_] 381     [_] 481      $
------------------------------------------------------------------------------------        -----------------
Framlington Global Financial Services Fund           [_] 283     [_] 383     [_] 783      $
------------------------------------------------------------------------------------        -----------------
Munder Framlington Healthcare Fund                   [_] 282     [_] 382     [_] 482      $
------------------------------------------------------------------------------------        -----------------
Munder Framlington International Growth Fund         [_] 280     [_] 380     [_] 480      $
------------------------------------------------------------------------------------        -----------------
Munder Bond Fund                                     [_] 209     [_] 309     [_] 409      $
------------------------------------------------------------------------------------        -----------------
Munder Intermediate Bond Fund                        [_] 208     [_] 308     [_] 408      $
------------------------------------------------------------------------------------        -----------------
Munder International Bond Fund                       [_] 225     [_] 325     [_] 425      $
------------------------------------------------------------------------------------        -----------------
Munder Michigan Tax-Free Bond Fund                   [_] 216     [_] 316     [_] 416      $
------------------------------------------------------------------------------------        -----------------
Munder Tax-Free Bond Fund                            [_] 217     [_] 317     [_] 417      $
------------------------------------------------------------------------------------        -----------------
Munder Tax-Free Short-Intermediate Bond Fund         [_] 212     [_] 312     [_] 412      $
------------------------------------------------------------------------------------        -----------------
Munder U.S. Government Income Fund                   [_] 219     [_] 319     [_] 419      $
------------------------------------------------------------------------------------        -----------------
Munder Cash Investment Fund                          [_] 201       N/A         N/A        $
------------------------------------------------------------------------------------        -----------------
Munder Money Market Fund*                              N/A         N/A         N/A        $
------------------------------------------------------------------------------------        -----------------
Munder Tax-Free Money Market Fund                    [_] 202       N/A         N/A        $
------------------------------------------------------------------------------------        -----------------
Munder U.S. Treasury Money Market Fund               [_] 203       N/A         N/A        $
------------------------------------------------------------------------------------        -----------------
Other Munder Fund(s)                                 [_]         [_]         [_]          $
------------------------------------------------------------------------------------        -----------------
                                                     [_]         [_]         [_]          $
------------------------------------------------------------------------------------        -----------------
          * Available through exchange from other Munder Funds only.

NAA-3
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
                              6. REDUCED SALES CHARGES (optional)

RIGHTS OF ACCUMULATION (Class A shares only)

[_]  Investors may qualify for reduced sales charges by aggregating the total value of all
     Munder Class A shares, excluding Money Market Funds, to determine the applicable sales charges for current purchases. Please see the prospectus for additional information regarding Rights of Accumulation.

     I apply for the Rights of Accumulation reduced sales charges based on the following accounts in The Munder Funds:

     Fund Name:_______________________   Account Number: [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]

     Fund Name:_______________________   Account Number: [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]

LETTER OF INTENT (Class A shares only)

[_]  By indicating a level of anticipated investment and by signing this application, you agree to the terms and conditions as set forth in the prospectus. Although I am not obligated to do so, I intend to invest over a 13-month period an aggregate amount of at least: (check one)

     [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000    [_] $500,000    [_] $1,000,000

                                   7. TELEPHONE TRANSACTIONS

Your account will automatically have the telephone redemption and exchange privilege unless you elect otherwise below.  If you do not decline the privileges, you are authorizing PFPC Global
Fund Serivces to act upon instructions received by telephone from you to redeem or exchange shares of The Munder Funds and relieve the Funds or PFPC of any liability for the loss, cost, or expense for acting upon such instructions reasonably believed to be from you. Exchanges may only be made to identically registered accounts and must meet the minimum initial investment if an initial purchase of a Fund. Redemption proceeds will be sent only to the address of record or bank instructions (as provided in Section 14 of this application.)

[_]  I DO NOT want the telephone redemption privilege.     [_]  I DO NOT want the telephone exchange privilege.

                               8. AUTOMATIC INVESTMENT PLAN (optional)

[_]  YES, I wish to participate in the Automatic Investment Plan (AIP), and authorize PFPC, The
     Munder Funds' transfer agent, to perform the following: (This form must be received at least 10 business days prior to the first selected draft date.)
     Please complete Section 14 to provide bank information.

     Please draft from my bank account beginning in the month of __________ and invest this amount into the Funds listed below.

     $ _______________________ per draft into the _____________________________________________________
            ($50 minimum)                                        (Fund Name and Class)

     $ _______________________ per draft into the _____________________________________________________
            ($50 minimum)                                        (Fund Name and Class)

     $ _______________________ per draft into the _____________________________________________________
            ($50 minimum)                                        (Fund Name and Class)

     DRAFT FREQUENCY (select only one):

     [_]  One draft per month on or near the [_] 5th OR [_] 20th of the month.

     [_] Quarterly on or near the [_] 5th OR [_] 20th of the month.

     [_]  Two drafts per month on or near the 5th AND 20th of the month.

                                    9. DOLLAR COST AVERAGING PLAN (optional)

Please refer to the Family of Funds section in this application for the Fund Number.*

[_]  YES, I wish to participate in the Dollar Cost Averaging Plan. I authorize PFPC, as The Munder Funds' transfer agent, to exchange:
        From:  [_] [_] [_] ____________________ on or near the [_] 5th OR [_] 20th of the month   To: [_] [_] [_]
               Fund Number*   ($50 minimum)                                                           Fund Number*

        From:  [_] [_] [_] ____________________ on or near the [_] 5th OR [_] 20th of the month   To: [_] [_] [_]
               Fund Number*   ($50 minimum)                                                           Fund Number*

     on a [_] Monthly OR [_] Quarterly basis starting in the month of __________________________________ .

NAA-4

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
                                     10. SYSTEMATIC WITHDRAWAL PLAN (optional)

Please refer to the Family of Funds section in this application for the Fund Number.*

[_]  YES, I wish to participate in the Systematic Withdrawal Plan (SWP). I authorize PFPC, as The Munder Funds' transfer agent, to perform the following: (Deferred sales charges may apply to some redemptions. Please see the prospectus for additional information.)

       Withdraw from:  [_] [_] [_]  beginning  [_] [_]  /  [2][0]  /  [ ] [ ]*  $ _____________________
                       Fund Number*             Month        Day        Year          ($50 minimum)

       Withdraw from:  [_] [_] [_]  beginning  [_] [_]  /  [2][0]  /  [ ] [ ]*  $ _____________________
                       Fund Number*             Month        Day        Year          ($50 minimum)

     FREQUENCY (select only one.)

          Monthly  [_]       Quarterly  [_]

     Withdrawals made under this plan which exceed, on an annual basis, 10% of the fund and account value at the time you establish participation in the Systematic Withdrawal Plan may be subject to contingent deferred sales charges, as set forth in the prospectus. If the 20th falls on a weekend or holiday, the withdrawal will be processed on the next business day.

     *Please note that this application must be received by the 18th of the month to be processed for the current month.

     PAYMENT WILL BE MADE:

     [_]  By check to the address of record.       [_]  By Electronic Funds Transfer to my bank (Please complete Section 14)

     [_]  By check to the following third party:

Name
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]

Street Address
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]

City                                                                State       Zip Code
[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]     [_] [_]     [_] [_] [_] [_] [_]

                                                      11. MUNDERACCESS

The MunderAccess option is a service available to shareholders of The Munder Funds.  This service allows you to make purchases, redemptions, or exchanges in your account as well as providing balance and other information via the internet at www.munderfunds.com. The minimum transaction requirement is $50.  Once your account has been established you will need to call our shareholder services at 1-800-438-5789 to obtain a Personal Identification Number (PIN) and you may use
the service.  Your internet purchases and redemptions will be processed through your bank of record (Please complete
Section 14 to provide bank authorization.) Your account will automatically have this option unless you elect otherwise below.  Please note that transactions processed via Electronic Funds Transfer may require two business days to complete.

               [_]  I DO NOT wish to use the MunderAccess service.

                                                12. TELEPHONE EFT PURCHASES

The Telephone EFT Purchase option is a service available to shareholders of the Munder Funds allowing you to make investments to your Munder Funds account by calling our shareholder services department.  Upon request, PFPC, as The
Munder Funds' transfer agent, will draft a specified dollar amount you choose from your checking account via Electronic
Funds Transfer and use it to purchase shares of the Fund you designate (Please complete Section 14 to provide bank authorization.) Your account will automatically have this option if Section 14 is completed and you do not elect otherwise below. Please note that transactions processed via Electronic Funds Transfer may require two business days to complete.

               [_]  I DO NOT wish to use the Telephone EFT Purchase service.

                                       13. ELECTRONIC DELIVERY OF INVESTOR DOCUMENTS

You may elect to receive your future prospectuses and financial reports in an electronic format. This will replace hard copies sent to your address of record. Please provide an e-mail address in Section 2. You may elect to cancel this service at any time by contacting shareholder services at 1-800-438-5789.

               [_]  I wish to receive future prospectuses and financial reports in an electronic format.

NAA-5

                                           PLEASE PRINT IN BLOCK CAPITAL LETTERS

                         14. BANK ACCOUNT INFORMATION

This information will be used for any electronic transaction requested in sections 4, 7, 8, 10, 11, and/or 12. These instructions may not be active for 15 days following their establishment.

    =======================================================================




                        PLEASE TAPE A VOIDED CHECK HERE
             SO THAT WE MAY OBTAIN YOUR BANK ACCOUNT INFORMATION.



                            (Please do not staple)

    =======================================================================


    Please note that your bank will clear and process each bank draft or deposit and will include it with your regular statements. Acceptance of this approval is conditional upon approval of your authorization by your bank which will allow PFPC to act as your agent with regard to Electronic Fund Transfers. These instructions may be modified or terminated at any time upon 30-days written notice. Purchase transaction programs will be automatically terminate without notice if any bank draft is not paid upon presentation by PFPC to your bank. For purposes of verifying my account number, I have enclosed a blank check marked "VOID" and have signed the authorization below.

    ----------------------------------   ---------------------------------------
    Signature of Depositor     Date      Signature of Joint Depositor    Date

                  15. ACCOUNT CERTIFICATION AND AUTHORIZATION

(All registered owners must sign)

    By signing this application I hereby certify under the penalty of perjury that the information on this application is true, complete and correct. I understand that this order is subject to acceptance by The Munder Funds. I agree that The Munder Funds, Funds Distributor, Inc., PFPC, Munder Capital Management of any of its affiliates, officers, directors or employees will not be liable for any loss, expense or cost for acting upon instructions or inquiries reasonably believed to be genuine. Shares of the Funds are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. An investment in the Funds involves risk, including the possible loss of principal. I represent that I am of legal age and capacity and have read the prospectus for The Munder Funds selected, and agree to its terms. PFPC is hereby appointed agent to receive dividends and distributions for automatic reinvesment unless otherwise directed in section 4. I also understand and acknowledge that a sales charge may be levied against the dollars that I invest in The Munder Funds. (See the prospectus(es) for reduced sales charge information.)

    TAXPAYER IDENTIFICATION

    I certify under penalties of perjury that:

          (1) the taxpayer identification number in Section 1 is correct and may be used for any custodial or trust account opened for me by The Munder Funds and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am, as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

          The certification in this paragraph is required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the Federal income tax law.

    [_] Check here if you are subject to backup withholding or have not received a notice from the IRS advising you that backup withholding had been terminated.

    The Internal Revenue Service does not require your consent to any provision of this document other than certifications required to avoid backup withholding.


    ------------------------------------------     --------------------
    Signature                                      Date


    ------------------------------------------     --------------------
    Signature                                      Date
NAA-6

--------------------------------------------------------------------------------

    Please make checks payable to: The Munder Funds
                                   ----------------

    We reserve the right to reject any application or payment such as temporary, credit card or third-party checks.
    You will receive a confirmation indicating that your account has been established.

    Please mail your check with this application to:

                    Direct Mail              Overnight Mail
                    -----------              --------------
                    The Munder Funds         The Munder Funds
                    c/o PFPC                 c/o PFPC
                    P.O. Box 9701            4400 Computer Drive
                    Providence, RI 02940     Westborough, MA 01581

--------------------------------------------------------------------------------
Shares of The Munder Funds are not deposits or obligations of, or guaranteed or endorsed by any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain investment risks, including the possible loss of principal.
--------------------------------------------------------------------------------

DISTRIBUTOR: Funds Distributor, Inc.


                              www.munderfunds.com
NAA-7

                                                                        APPABC00

                                The Munder Funds
                       Supplement Dated October 27, 2000
                      to Prospectus Dated October 27, 2000
                               Class Y Shares of:

  Munder Balanced Fund, Munder Bio(Tech)/2/ Fund, Munder Digital Economy Fund, Munder Equity Income Fund (formerly Munder Growth & Income Fund), Munder Focus Growth Fund (formerly Munder Equity Selection Fund), Munder Future Technology
   Fund, Munder Growth Opportunities Fund, Munder International Equity Fund, Munder International NetNet Fund, Munder Micro-Cap Equity Fund, Munder Multi-
  Season Growth Fund, Munder NetNet Fund, Munder Real Estate Equity Investment Fund, Munder Small-Cap Value Fund, Munder Small Company Growth Fund, Munder
Framlington Emerging Markets Fund, Munder Framlington Global Financial Services
   Fund, Munder Framlington Healthcare Fund, Munder Framlington International
      Growth Fund, Munder Bond Fund, Munder Intermediate Bond Fund, Munder International Bond Fund, Munder U.S. Government Income Fund, Munder Michigan
     Tax-Free Bond Fund, Munder Tax-Free Bond Fund, Munder Tax-Free Short-Intermediate Bond Fund, Munder Cash Investment Fund, Munder Money Market Fund,
  Munder Tax-Free Money Market Fund and Munder U.S. Treasury Money Market Fund

                             CLOSING OF NETNET FUND

Shares of the NetNet Fund are not currently being offered to new investors. Accordingly, the NetNet Fund will only accept orders for the additional purchase of Fund shares by shareholders into accounts with existing NetNet Fund positions.

                             AVAILABILITY OF SHARES

The Class Y Shares of all the Funds except the Cash Investment Fund, Multi-Season Growth Fund and the Money Market Fund are not currently available for purchase in the State of Nebraska. The Class Y Shares of the Future Technology Fund, Framlington Global Financial Services Fund and Growth Opportunities Fund are not currently available for purchase in the State of New Hampshire. The Class Y Shares of Framlington Global Financial Services Fund and Growth Opportunities Fund are not currently available for purchase in the State of Montana.

SUPPROY1027

MUNDER FUNDS

                                                                      Prospectus

                                                                  CLASS Y SHARES

                                                                October 27, 2000

                                                         The Munder Equity Funds

                                                                        Balanced
                                                                    Bio(Tech)/2/
                                                                 Digital Economy
                                        Equity Income (formerly Growth & Income)
                                        Focus Growth (formerly Equity Selection)
                                                               Future Technology
                                                            Growth Opportunities
                                                            International Equity
                                                            International NetNet
                                                                Micro-Cap Equity
                                                             Multi-Season Growth
                                                                          NetNet
                                                   Real Estate Equity Investment
                                                                 Small-Cap Value
                                                            Small Company Growth

                                                    The Munder Framlington Funds

                                                    Framlington Emerging Markets
                                           Framlington Global Financial Services
                                                          Framlington Healthcare
                                                Framlington International Growth

                                                         The Munder Income Funds

                                                                            Bond
                                                               Intermediate Bond
                                                              International Bond
                                                          U.S. Government Income
                                                          Michigan Tax-Free Bond
                                                                   Tax-Free Bond
                                                Tax-Free Short-Intermediate Bond

                                                   The Munder Money Market Funds

                                                                 Cash Investment
                                                                    Money Market
                                                           Tax-Free Money Market
                                                      U.S. Treasury Money Market


                           As with all mutual funds, the Securities and Exchange
                     Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this prospectus.
                                    It is a criminal offense to state otherwise.

Table Of Contents

 2   Risk/Return Summary
       .Equity Funds
       .Income Funds
       .Tax-Free Funds
       .Money Market Funds
 64  Fees and Expenses

 68  More About The Funds
 68  Glossary
 69  Principal Investment Strategies And Risks
 71  Other Investment Strategies And Risks

 75  Your Investment
 75  How To Reach The Funds
 75  Purchasing Shares
 76  Exchanging Shares
 76  Redeeming Shares
 76  Additional Policies For Purchases, Exchanges And Redemptions
 77  Shareholder Privileges

 78  Pricing of Fund Shares
 79  Distributions
 80  Federal Tax Considerations
 80  Taxes On Distributions
 80  Taxes On Sales Or Exchanges
 80  Other Considerations

 81  Management
 81  Investment Advisors And Sub-Advisor
 84  Portfolio Managers

 86  Financial Highlights

Back Cover For Additional Information

Risk/Return Summary
--------------------------------------------------------------------------------

This Risk/Return Summary briefly describes the goals and principal investment strategies of the Funds and the principal risks of investing in the Funds. For further information on these and the Funds' other investment strategies and risks, please read the section entitled "More About The Funds."

Certain terms used in this prospectus are defined in the Glossary. Unless otherwise noted, all goals of the Funds are non-fundamental and may be changed by the Funds' Board of Directors/Trustees without shareholder approval.

Equity Funds

Balanced Fund

Goal

The Fund's goal is to provide an attractive investment return through a combination of growth of capital and current income.

Principal Investment Strategies

The Fund pursues its goal by allocating its assets among three asset groups: equity securities, fixed income securities and cash equivalents.

The Fund normally will invest at least 25% of its assets in fixed income securities and no more than 75% of its assets in equity securities. The Fund will notify shareholders at least 30 days before changing this policy.

The advisor will allocate the Fund's assets to the three asset groups based on its view of the following factors, among others:

 . general market and economic conditions and trends;

 . interest rates and inflation rates;

 . fiscal and monetary developments; and

 . long-term corporate earnings growth.

The advisor will try to take advantage of changing economic conditions by adjusting the ratio of equity securities to fixed income securities or cash equivalents. For example, if the advisor believes that rapid economic growth will lead to better corporate earnings in the future, then it might increase the Fund's equity securities holdings and reduce its fixed income securities and cash equivalents holdings.

Stocks are chosen on the basis of above-average and sustainable earnings growth, financial stability and attractive valuation. Bond strategy focuses on analysis of current versus historical interest rate relationships and the relative value of the bond market sectors.

The Fund's fixed income securities include:

 . U.S. Government securities;

 . obligations of foreign governments;

 . corporate obligations;

 . zero coupon bonds;

 . variable and floating rate securities;

 . mortgage and other asset-backed securities; and

 . stripped securities.

The Fund's fixed income securities are rated investment grade or better. The average dollar-weighted maturity is expected to vary between six to fifteen years.

The Fund's cash equivalents are short-term, high-quality money market instruments and include:

 . commercial paper;

 . bankers' acceptances and certificates of deposit;

 . corporate obligations; and

 . U.S. Government securities.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. Longer term bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calender year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                         Average Annual Total Return
                         (for the periods ended December 31, 1999)
                                          --------------------------------------
                                                                         Since
                                                                       Inception
                                                1 Year     5 Years     (4/13/93)
                                          --------------------------------------
                         Class Y                19.40%     16.86%       12.19%
                         S&P 500(R) Index(1)    21.03%     28.55%       22.39%
                         60% S&P 500/
                          40% Lehman
                          Gov't Corp.
                          Index(1)              11.76%     20.17%       15.81%

                                          --------
                                          (1) Standard & Poor's 500 Composite
                                              Stock Price Index is a widely
                                              recognized unmanaged index of
                                              U.S. stock market activity. The
                                              Lehman Brothers
                                              Government/Corporate Bond Index
                                              is a weighted composite of (i)
                                              Lehman Brothers Government Bond
                                              Index, which is comprised of all
                                              publicly issued, non-convertible
                                              debt of the U.S. Government or
                                              any agency thereof, quasi-
                                              federal corporations, and
                                              corporate debt guaranteed by the
                                              U.S. Government and (ii) Lehman
                                              Brothers Corporate Bond Index,
                                              which is comprised of all public
                                              fixed-rate, non-convertible
                                              investment-grade domestic
                                              corporate debt, excluding
                                              collateralized mortgage
                                              obligations.
BALANCED FUND CLASS Y

Total Return
(per calendar year)
[BAR CHART]

 1994       1995       1996       1997       1998       1999
-------------------------------------------------------------
-5.19%     23.55%     12.86%     17.98%     10.95%     19.40%

Year-to-date through September 30, 2000: 20.53%

Best Quarter:                          Q4 1998                                               14.61%
Worst Quarter:                         Q3 1998                                               (9.55%)

Bio(Tech)/2/ Fund

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategy

The Fund pursues its goal by investing in equity securities of companies engaged in developing, producing and marketing technologically advanced solutions for the healthcare and medical fields. Although the Fund may invest in foreign companies, most of these companies are currently located in the United States.

The Fund will invest in:

 . biotechnology firms;

 . medical device and instrumentation manufacturers;

 . pharmaceuticals companies;

 . specialty pharmaceuticals, including advanced drug delivery producers;

 . health care information technologies firms; and

 . medical device and instrument manufacturers.

Under normal market conditions, the Fund will invest at least 65% of its assets in companies dedicated to biotechnological solutions for the healthcare and medical fields. Such companies derive at least 50% of sales, earnings or assets from biotechnology products, licenses and services.

The Fund's investments may include foreign securities of companies located in countries with mature markets.

There is no limit on the market capitalization of the companies in which the Fund may invest, or in the length of operating history for the companies. Therefore, the Fund may invest in small companies and may invest without limit in initial public offerings ("IPOs"). It is uncertain whether IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.


The Fund may also purchase and sell futures, options and forward currency exchange contracts.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will invest primarily in the biotechnology industry and other health care related technologies. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of industries.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . IPO Risk. Investments in initial public offerings may result in increased transactions costs and expenses and the realization of short-term capital gains and distributions. The Fund may lose all or part of its investments if these companies fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Derivatives Risk. The Fund may suffer a loss from its use of futures or options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.

Performance

As of the date of this prospectus, the Fund has not commenced operations and, therefore, does not have annual returns for a full calendar year. For this reason, a bar chart and performance table showing performance information and information on the Fund's best and worst calendar quarters is not provided in this prospectus.

Digital Economy Fund

Goal

The Fund's goal is to provide long-term capital appreciation while outperforming the Standard & Poor's 500 Composite Stock Price Index ("S&P 500(R)") over the long-term.

Principal Investment Strategy

The Fund pursues its goal by investing primarily in companies that leverage technology to gain a competitive advantage. Companies using the Internet to improve efficiencies, utilizing technology to increase market-share and profitability, and companies transforming their businesses to become more competitive are all candidates for investment.

Under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of companies that are using technology in order to gain a competitive advantage over competing companies. The Fund will attempt to control risk by maintaining sector weightings approximately equal to the S&P 500(R) at all times.

The advisor will identify both new companies and mature companies in various industries that are using technology and technological innovation to become more profitable than their peers. As a result, the Fund will not be limited to companies in traditional technology industries.

The advisor will select stocks of companies that (i) will benefit from changes in technology, (ii) will use technology to gain an enduring competitive advantage, and (iii) are gaining market share and are positioned to be the market leaders of the future.

There is no limit on the market capitalization of the companies in which the Fund may invest, or in the length of operating history for the companies. Therefore, the Fund may invest in small companies and may invest without limit in initial public offerings ("IPOs"). It is uncertain whether IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund may invest without limit in foreign securities. The Fund may invest in options, futures contracts and other derivative products.


Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . Technology Risk. The Fund will concentrate its investments in companies that rely significantly on technological events or advances in their product development, production or operations. Market or economic factors impacting these companies could have a major effect on the value of the

 Fund's investments. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

 . IPO Risk. Investments in initial public offerings may result in increased transactions costs and expenses and the realization of short-term capital gains and distributions. The Fund may lose all or part of its investments if these companies fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Derivatives Risk. The Fund may suffer a loss from its use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.

Performance

As of the date of this prospectus, the Fund has not completed a full calendar year of operations. For this reason, a bar chart and performance table showing performance information and information on the Fund's best and worst calendar quarters is not provided in this prospectus.

Equity Income Fund
(formerly Growth & Income Fund)

Goal

The Fund's goal is to provide capital appreciation and current income.

Principal Investment Strategies

The Fund pursues its goal by investing primarily in dividend-paying equity securities. Under normal circumstances, the Fund will invest at least 65% of its assets in income-producing common stocks and convertible preferred stocks.

The Fund may also purchase fixed income securities which are convertible into or exchangeable for common stock.

The advisor generally selects large, well-known companies that it believes have favorable prospects for dividend growth and capital appreciation. The Fund will seek to produce a current yield greater than the S&P 500.

The Fund focuses on dividend-paying equity securities because, over time, dividend income has accounted for a significant portion of the total return of the S&P 500. In addition, dividends are usually a more stable and predictable source of return than capital appreciation. The advisor believes that stocks which distribute a high level of current income generally have more stable prices than those which pay below average dividends.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. Longer term bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                                          Average Annual Total Return
                                          (for the periods ended December 31,
                                          1999)

                                          -----------------------------------------
                                                                            Since
                                                                          Inception
                                              1 Year        5 Years       (7/5/94)
                                          -----------------------------------------
                         Class Y              (0.12)%        17.86%         16.03%
                         S&P 500 Index(1)      21.03%        28.33%         21.42%

                                          --------
                                          (1) Standard & Poor's 500 Composite
                                              Stock Price Index is a widely
                                              recognized unmanaged index of
                                              U.S. stock market activity.
EQUITY INCOME FUND CLASS Y

Total Return
(per calendar year)

[BAR CHART]

 1995       1996       1997       1998      1999
-------------------------------------------------
34.27%     16.14%     32.35%     10.31%     0.12%

Year-to-date through September 30, 2000: (3.85)%

Best Quarter:                          Q4 1998                                               13.72%
Worst Quarter:                         Q3 1998                                               (9.97)%

Focus Growth Fund
(formerly Equity Selection Fund)

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing at least 65% of its assets in equity securities.

The Fund invests in equity securities which the advisor believes are undervalued compared to stocks of other companies in the same industry.

The Fund generally invests in companies with market capitalizations of at least $1 billion.

The Fund diversifies its assets by industry in approximately the same weightings as those of the Russell 1000 Growth Index.

The Fund may also invest in foreign securities.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Medium-Size Company Stock Risk. The stocks of medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies.

 . Foreign Securities Risk. Investments by the Fund in foreign securities may experience greater and more rapid change in value than investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                                          Average Annual Total Return
                                          (for the periods ended December 31, 1999)
                                          ---------------------------------------
                                                                         Since
                                                                       Inception
                                                          1 Year       (11/11/98)
                                          ---------------------------------------
                         Class Y                          16.74%         25.98%
                         S&P 500(R) Index(1)              21.03%         19.09%
                         Russell 1000 Growth Index(1)     33.14%         29.56%

                                          --------
                                          (1) Standard & Poor's 500 Composite
                                              Stock Price Index is a widely
                                              recognized unmanaged index of
                                              U.S. stock market activity. The
                                              Russell 1000 Growth Index is an
                                              index which measures the
                                              performance of those Russell
                                              1000 companies with higher price
                                              to book ratios and higher
                                              forecasted growth values. The
                                              Fund has changed its primary
                                              market index from the S&P 500(R)
                                              Index to the Russell 1000 Growth
                                              Index, which better represents
                                              the markets in which the Fund
                                              typically invests.
FOCUS GROWTH FUND CLASS Y

Total Return
(per calendar year)

     [BAR CHART]

        1999
        ----
       16.74%

Year-to-date through September 30, 2000: 14.70%

Best Quarter:                          Q4 1999                                                13.18%
Worst Quarter:                         Q3 1999                                               (7.72)%

Future Technology Fund

Goal

The Fund's goal is to provide capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing at least 65% of its assets in common stocks of technology-related companies. Technology-related companies are companies that develop, manufacture, or distribute technology, communications and Internet-related products and services. The Fund may also invest in the stocks of companies that should benefit commercially from technological advances. The Fund invests in both established companies and in new or unseasoned companies, including companies making initial public offerings.

The products and services provided by technology-related companies may include: computer hardware and software, communications hardware and software, semiconductors, business services, media and information services, and Internet-related services.

In selecting stocks, the advisor will first identify attractive sectors within the technology industry. The advisor will then focus on companies that it believes are current industry leaders or leading companies in developing sectors. Using fundamental analysis, the advisor will look for companies with:

 . strong market share within their sector; and/or

 . technologically superior products or services; and

 . stable or improving revenue growth, earnings growth or order trends.

The Fund is "non-diversified" under the Investment Company Act of 1940, as amended (1940 Act) and may invest more of its assets in fewer issuers than a "diversified" investment company.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will concentrate its investments in the technology industry. Market or economic factors impacting that industry could have a major effect on the value of the Fund's investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, government regulation and competition. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

 . Non-Diversified Risk. The Fund may invest more of its assets in fewer issuers than many other funds do, may be more susceptible to adverse developments affecting any single issuer, and may be more susceptible to greater losses because of these developments.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. The Fund may lose all or part of its investments if these companies fail to achieve an adequate level of market recognition or acceptance.

Performance

As of the date of this prospectus, the Fund has not completed a full calendar year of operations. For this reason, a bar chart and performance table showing performance information and information on the Fund's best and worst calendar quarters is not provided in this prospectus.

Growth Opportunities Fund

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing at least 65% of its assets in the equity securities of companies with market capitalizations between $500 million and $10 billion.

Its style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price) and seeks to produce attractive returns during various market environments.

The advisor chooses the Fund's investments by reviewing the earnings growth of approximately 10,000 companies over the past three years and investing in approximately 50 to 100 companies based on:

 . superior earnings growth;

 . financial stability;

 . relative market value; and

 . price changes compared to the S&Ps MidCap 400 Index.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies' stocks typically are traded in a lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                         Average Annual Total Return
                         (for the periods ended December 31, 1999)
                                          --------------------------------------
                                                                 Since
                                                               Inception
                                                    1 Year     (6/24/98)
                                          --------------------------------------
                         Class Y                    31.62%      17.04%
                         S&P MidCap 400 Index(1)    14.71%      12.97%

                                          --------
                                          (1) Standard & Poor's MidCap 400
                                              Index is a capitalization-
                                              weighted index of that measures
                                              the performance of the mid-range
                                              sector of the U.S. stock market
                                              where the median market
                                              capitalization is approximately
                                              $700 million.
GROWTH OPPORTUNITIES FUND CLASS Y

Total Return
(per calendar year)

   [BAR CHART]

      1999
      ----
     31.62%

Year-to-date through September 30, 2000: 32.53%

Best Quarter:                          Q4 1999                                                24.95%
Worst Quarter:                         Q1 1999                                               (7.77)%

International Equity Fund

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing primarily in foreign securities including American Depositary Receipts (ADRs).

Under normal market conditions, at least 65% of the Fund's assets are invested in equity securities in at least three foreign countries. The Fund mostly invests in mature markets, but may also invest in emerging markets.

The Fund emphasizes companies with a market capitalization of at least $250 million. The Fund then invests in additional securities trading on either a foreign or U.S. stock exchange, which are chosen through an economic modeling process. This process seeks to identify those stocks that will have strong relative performance in their home market.

At least once a quarter, the advisor creates a list of foreign securities and ADRs which the Fund may purchase based on the country where the company is located, its competitive advantages, its past financial record, its future prospects for growth and the market for its securities. The advisor updates the securities list frequently (at least quarterly), adds new securities to the list if they are eligible and sells securities not on the updated securities list as soon as practicable.

After the advisor creates the securities list, it divides the list into two sections. The first section is designed to provide broad coverage of international markets. The second section increases exposure to securities that the advisor expects will perform better than other stocks in their industry sectors and their markets as a whole. When the advisor believes broader market exposure will benefit the Fund, it will allocate up to 100% of the Fund's assets in first section securities. When the advisor identifies strong potential for specific securities to perform well, the Fund may invest up to 50% of its assets in second section securities.


Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if particular companies the Fund invests in do not perform well.

 . Foreign Securities Risk. Investments by the Fund in foreign securities may experience greater and more rapid change in value than investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Emerging Markets Risk. Investments by the Fund in emerging market countries heightens the risks presented by investing in foreign securities and currencies and may result in loss to the Fund. Numerous emerging countries have recently experienced serious, and potentially continuing, economic and political problems. Stock markets in many emerging countries are relatively small and risky. Investors are often limited in their ability to invest in, and withdraw assets from, these foreign markets. Additional restrictions may be imposed under emergency conditions.

 . Small Company Stock Risk. The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                         Average Annual Total Return
                         (for the periods ended December 31, 1999)
                                         ---------------------------------------
                                                                         Since
                                                                       Inception
                                             1 Year       5 Years      (12/1/91)
                                         ---------------------------------------
                         Class Y               44.54%       16.35%        13.38%
                         FT/S&P Actuaries
                           World Index
                           ex U.S.(1)          31.83%       12.67%        10.71%

                                         --------

                                         (1) The FT/S&P Actuaries World Index
                                             ex U.S. is an unmanaged index
                                             used to portray global equity
                                             markets excluding the U.S. The
                                             Index is weighted based on the
                                             market capitalization of those
                                             stocks selected to represent each
                                             country and includes gross
                                             represent each country and
                                             includes gross reinvestment of
                                             dividends.
INTERNATIONAL EQUITY FUND CLASS Y

Total Return
(per calendar year)

[BAR CHART]

      1992     1993     1994     1995     1996     1997     1998      1999
      ---------------------------------------------------------------------
      1.29%   32.51%   -8.35%   14.03%   10.41%    3.37%   13.37%    44.54%

Year-to-date through September 30, 2000: (12.37)%

Best Quarter:                          Q4 1999                                                 25.39%
Worst Quarter:                         Q3 1998                                               (16.69)%

International NetNet Fund

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategy

The Fund pursues its goal by using a growth strategy to invest primarily in foreign companies engaged in the Internet or Intranet related business.

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of foreign companies that are engaged in the research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with the Internet or Intranet related businesses. The Fund will invest in foreign equity securities and ADRs.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents. An Intranet is the application of WWW tools and concepts to a company's internal documents and databases.

There is no limit on the market capitalization of the companies in which the Fund may invest, or in the length of operating history for the companies. The Fund may invest in small companies. The Fund may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund may invest in emerging markets. The Fund may also purchase and sell options and forward currency exchange contracts.


Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor or the sub-advisor, regardless of movements in the securities markets.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Emerging Markets Risk. Investments by the Fund in emerging market countries heightens the risks presented by investing in foreign securities and currencies and may result in loss to the Fund. Numerous emerging countries have recently experienced serious, and potentially continuing, economic and political problems. Stock markets in many emerging countries are relatively small and risky. Investors are often limited in their ability to invest in, and withdraw assets from, these foreign markets. Additional restrictions may be imposed under emergency conditions.

 . Sector Risk. The Fund will invest primarily in foreign companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of industries.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. The Fund may lose all or part of its investments if these companies fail to achieve an adequate level of market recognition or acceptance.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . Derivatives Risk. The Fund may suffer a loss from its use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.


Performance

As of the date of this prospectus, the Fund has not completed a full calendar year of operations. For this reason, a bar chart and performance table showing performance information and information on the Fund's best and worst calendar quarters is not provided in this prospectus.

Micro-Cap Equity Fund

Goal

The Fund's goal is to provide capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing at least 65% of its assets in equity securities of micro-capitalization companies. Micro-capitalization companies means companies having market capitalizations within the range of the companies in the Wilshire Micro-Cap Index. As of the date of this prospectus, such capitalizations do not exceed approximately $300 million, which is considerably less than the market capitalization of S&P 500 companies.

The Fund attempts to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The advisor will choose companies that:

 . present the ability to grow significantly over the next several years;

 . may benefit from changes in technology, regulations and industry sector trends; and

 . are still in the developmental stage and may have limited product lines.

There is no limit on the length of operating history for the companies in which the Fund may invest. The Fund may also invest in equity securities of larger capitalization companies. The Fund may invest without limit in initial public offerings of micro-capitalization companies.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Small Company Stock Risk. The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. The Fund may lose all or part of its investments if these companies fail to achieve an adequate level of market recognition or acceptance.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                                          Average Annual Total Return
                                          (for the periods ended December 31,
                                          1999)

                                          ----------------------
                                                 Since Inception
                                          1 Year   (12/26/96)
                                          ----------------------
                         Class Y          75.00%     41.83%
                         Wilshire Micro-
                         Cap Index(1)     40.86%     17.40%

                                          --------
                                          (1) The Wilshire Micro-Cap Index
                                              consists of all issues in the
                                              Wilshire 5000 Index that rank
                                              below the 2,501st company based
                                              on size. The Wilshire 5000 Index
                                              contains all publicly traded
                                              U.S. stocks, but excludes REITS
                                              and limited partnerships.
MICRO-CAP EQUITY FUND CLASS Y

Total Return
(per calendar year)

             [BAR CHART]

       1997      1998      1999
      --------------------------
      71.60%    -5.58%    75.00%

Year-to-date through September 30, 2000: 2.84%

Best Quarter:                          Q4 1999                                               47.89%
Worst Quarter:                         Q3 1998                                               (28.33)%

Multi-Season Growth Fund

Goal

The Fund's goal is to provide long-term capital appreciation. This goal is "fundamental" and cannot be changed without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing at least 65% of its assets in equity securities. The Fund generally invests in equity securities of companies with market capitalizations over $1 billion. Its style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price) and seeks to produce attractive returns during various market environments.

The advisor chooses the Fund's investments by reviewing the earnings growth of approximately 5,500 companies over the past five years and investing in approximately 50 to 100 companies based on:

 . superior earnings growth;

 . financial stability;

 . relative market value; and

 . price changes compared to the S&P 500.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risk:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                                          Average Annual Total Return
                                          (for the periods ended December 31,
                                          1999)

                                          -----------------------------------------
                                                                            Since
                                                                          Inception
                                              1 Year        5 Years       (8/16/93)
                                          -----------------------------------------
                         Class Y              11.54%         22.24%         17.53%
                         S&P 500 Index(1)     21.03%         28.55%         22.48%

                                          --------
                                          (1) Standard & Poor's 500 Composite
                                              Stock Price Index is a widely
                                              recognized unmanaged index of
                                              U.S. stock market activity.
MULTI-SEASON GROWTH FUND CLASS Y

Total Return
(per calendar year)

[BAR CHART]

       1994      1995      1996      1997      1998      1999
      --------------------------------------------------------
      -2.17%    32.59%    22.58%    30.49%    15.37%    11.54%

Year-to-date through September 30, 2000: (1.49)%

Best Quarter:                          Q4 1998                                               19.83%
Worst Quarter:                         Q3 1998                                               (14.13)%

NetNet Fund

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategy

The Fund pursues its goal by investing primarily in companies engaged in the Internet and Intranet related business.

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies that are engaged in the research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with the Internet or Intranet related businesses.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents. An Intranet is the application of WWW tools and concepts to a company's internal documents and databases.

There is no limit on the market capitalization of the companies the Fund may invest in, or in the length of operating history for the companies. The Fund may invest without limit in initial public offerings.

The Fund may also invest in foreign securities and purchase and sell options.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of industries.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. The Fund may lose all or part of its investments if these companies fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 . Derivatives Risk. The Fund may suffer a loss from its use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.
 . Foreign Securities Risk.
  Investments by the Fund in foreign
  securities present risks of loss
  in addition to those presented by
  investments in U.S. securities.
  Foreign securities are generally
  more volatile and less liquid than
  U.S. securities, in part because
  of greater political and economic
  risks and because there is less
  public information available about
  foreign companies. Issuers of
  foreign securities are generally
  not subject to the same degree of
  regulation as are U.S. issuers.
  The reporting, accounting and
  auditing standards of foreign
  countries may differ, in some
  cases significantly, from U.S.
  standards.


Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                         Average Annual Total Return
                         (for the periods ended December 31, 1999)
                                          ----------------------------------------
                                                                             Since
                                                                         Inception
                                                       1 Year             (6/1/98)
                                          ----------------------------------------
                         Class Y                     176.58%              93.72%
                         Russell 2000 Index(1)        21.26%              17.78%

                                          --------
                                          (1) Russell 2000 Index is a
                                              capitalization weighted total
                                              return index which is comprised
                                              of 2,000 of the smallest
                                              capitalized U.S. domiciled
                                              companies whose stock is traded
                                              in the United States on the New
                                              York Stock Exchange, American
                                              Stock Exchange and the NASDAQ.
NETNET FUND CLASS Y

Total Return
(per calendar year)

               [BAR CHART]

       1997        1998        1999
      -------------------------------
      30.43%      98.48%      176.58%

Year-to-date through September 30, 2000: (14.45)%

Best Quarter:                          Q4 1999                                               79.81%
Worst Quarter:                         Q1 1997                                               (19.15)%

Real Estate Equity Investment Fund

Goal

The Fund's goal is to provide both capital appreciation and current income. This goal is "fundamental" and cannot be changed without shareholder approval.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 65% of its total assets in equity securities of U.S. companies which are principally engaged in the real estate industry.

A company is "principally engaged" in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. The Fund will not own real estate directly.

The advisor selects companies exhibiting steady cash flows, financial stability, quality management and reasonable valuations.

The companies in which the Fund primarily invests include:

 . equity real estate investment trusts ("REITS") (only if they are traded on a securities exchange or NASDAQ);

 . brokers, home builders and real estate developers;

 . companies with substantial real estate holdings (for example, paper and lumber producers, hotels and entertainment companies);

 . manufacturers and distributors of building supplies;

 . mortgage REITS; and

 . financial institutions which issue or service mortgages.


Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will concentrate its investments in the real estate industry sector. Adverse economic, business or political developments affecting that industry sector could have a major effect on the value of the Fund's investments.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                                          Average Annual Total Return
                                          (for the periods ended December 31,
                                          1999

                                          -------------------------
                                                    Since Inception
                                    1 Year  5 Years    (10/3/94)
                                          -------------------------
                         Class Y    (4.62)%  7.87%       7.96%
                         NAREIT(1)  (4.62)%  8.09%       8.61%

                                          --------
                                          (1)National Association of Real
                                            Estate Investment Trusts
                                            ("NAREIT") are equity real estate
                                            investment trusts which are
                                            defined as those which derive more
                                            than 75% of their income from
                                            equity investments in real estate
                                            assets. The NAREIT equity index
                                            includes all tax qualified real
                                            estate investment trusts listed on
                                            the New York Stock Exchange, the
                                            American Stock Exchange or the
                                            NASDAQ National Market System.
REAL ESTATE EQUITY INVESTMENT FUND
CLASS Y

Total Return
(per calendar year)

                        [BAR CHART]

       1995      1996      1997      1998      1999
      ----------------------------------------------
      11.98%    34.43%    22.40%    -16.91%   -4.62%

Year-to-date through September 30,
2000: 18.91%

Best Quarter:                          Q4 1996                                               17.88%
Worst Quarter:                         Q3 1999                                               (10.27)%

Small-Cap Value Fund

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 65% of its assets in equity securities of small capitalization companies. Small capitalization companies means companies with market capitalizations within the range of the companies in the Russell 2000 Index. As of the date of this prospectus, such capitalizations do not exceed approximately $1.5 billion, which is less than the market capitalization of S&P 500 companies.

The Fund attempts to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The Fund will usually invest in equity securities of companies that the advisor believes can be purchased at a price significantly below its inherent value. A company's equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, industry conditions or developments affecting the particular company.

In addition to valuation, the advisor considers these factors, among others, in choosing companies:

 . a stable or improving earnings record;

 . sound finances;

 . above-average growth prospects;

 . participation in a fast growing industry;

 . strategic niche position in a specialized market; and

 . adequate capitalization.

The Fund may also invest in equity securities of larger capitalization companies.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Small Company Stock Risk. The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                         Average Annual Total Return
                         (for the periods ended December 31,
                         1999)
                                          -----------------------
                                                        Since
                                                      Inception
                                              1 Year  (12/26/96)
                                          -----------------------
                         Class Y              (4.92)%       8.96%
                         Russell 2000 In-
                          dex(1)               21.26%      13.07%

                                          --------

                                          (1) The Russell 2000 Index is a
                                              capitalization weighted total
                                              return index which is comprised
                                              of 2,000 of the smallest
                                              capitalized U.S. domiciled
                                              companies whose stock is traded
                                              in the United States on the New
                                              York Stock Exchange, American
                                              Stock Exchange and the NASDAQ.
SMALL-CAP VALUE FUND CLASS Y

Total Return
(per calendar year)

             [BAR CHART]

       1997      1998      1999
      --------------------------
      44.49%    -6.46%    -4.92%

Year-to-date through September 30, 2000: 11.05%

Best Quarter:                          Q3 1997                                               22.59%
Worst Quarter:                         Q3 1998                                               (19.92)%

Small Company Growth Fund

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 65% of its assets in equity securities of small capitalization companies with market capitalizations below $1.5 billion, which is less than the market capitalization of S&P 500 companies.

The Fund attempts to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since smaller capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The advisor considers these factors, among others, in choosing companies:

 . above-average growth prospects;

 . participation in a fast-growing industry;

 . strategic niche position in a specialized market; and

 . adequate capitalization.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Small Company Stock Risk. The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                         Average Annual Total Return
                         (for the periods ended December 31, 1999)
                                          -----------------------------------
                                                                      Since
                                                                    Inception
                                                 1 Year   5 Years   (12/1/91)
                                          -----------------------------------
                         Class Y                 2.31%    16.27%     14.69%
                         Russell 2000 Index(1)   21.26%   16.69%     14.66%

                                          --------
                                          (1) The Russell 2000 Index is a
                                              capitalization weighted total
                                              return index which is comprised
                                              of 2,000 of the smallest
                                              capitalized U.S. domiciled
                                              companies whose stock is traded
                                              in the United States on the New
                                              York Stock Exchange, American
                                              Stock Exchange and the NASDAQ.
SMALL COMPANY GROWTH FUND CLASS Y

Total Return
(per calendar year)

[BAR CHART]

 1992      1993      1994      1995      1996      1997      1998      1999
----------------------------------------------------------------------------
17.80%    13.14%    -2.53%    30.01%    37.17%    25.55%    -7.23%     2.31%

Year-to-date through September 30, 2000: 12.57%

Best Quarter:                          Q2 1997                                               24.09%
Worst Quarter:                         Q3 1998                                               (21.02)%

Framlington Emerging Markets Fund

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing at least 65% of its assets in equity securities of companies in emerging market countries, as defined by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development.

The sub-advisor selects companies on a "bottom-up approach." This strategy is the search for outstanding performance of individual companies before considering the impact of economic trends. The companies may be identified from research reports, stock screens or personal knowledge of products and services.

A company will be considered to be in an emerging market country if:

 . the company is organized under the laws of, or has a principal office in, an emerging market country;

 . the company's stock is traded primarily in an emerging market country;

 . most of the company's assets are in an emerging market country; or

 . most of the company's revenues or profits come from goods produced or sold, investments made or services performed in an emerging market country.

The Fund may also invest in foreign securities of companies located in countries with mature markets.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Foreign Securities Risk. Investments by the Fund in foreign securities may experience greater and more rapid change in value than investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Emerging Markets Risk. Investments by the Fund in foreign securities of issuers in emerging market countries is subject to emerging markets risk. Investing in emerging market countries heightens the risks presented by investing in foreign securities and currencies and may result in loss to the Fund. Numerous emerging countries have recently experienced serious, and potentially continuing, economic and political problems. Stock markets in many emerging countries are relatively small and risky. Investors are often limited in their ability to invest in, and withdraw assets from, these foreign markets. Additional restrictions may be imposed under emergency conditions.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calender year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.
When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                         Average Annual Total Return
                         (for the periods ended December 31,
                         1999)
                                         -------------------------
                                                   Since Inception
                                            1 Year   (12/31/96)
                                         -------------------------
                         Class Y            86.29%      15.26%
                         MSCI Emerging
                          Markets Index(1)  66.41%      3.20%

                                         --------
                                         (1) Morgan Stanley (MSCI) Emerging
                                             Market Index is an unmanaged
                                             index used to portray the
                                             pattern of common stock price
                                             movement in Europe, Australia,
                                             new Zealand and other countries
                                             in the Far East.
FRAMLINGTON EMERGING MARKETS FUND
CLASS Y

Total Return
(per calendar year)

[BAR CHART]

 1997      1998      1999
--------------------------
13.06%   -27.27%    86.29%

Year-to-date through September 30, 2000: (29.48)%

Best Quarter:                          Q4 1999                                               43.09%
Worst Quarter:                         Q3 1998                                               (21.56)%

Framlington Global Financial Services Fund

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing at least 65% of its assets in equity securities of U.S. and foreign companies which are principally engaged in the financial services industries and companies providing services primarily within the financial services industries. The Fund focuses specifically on companies which are likely to benefit from growth or consolidation in the financial services industries.

Examples of companies in the financial services industry are:

 . commercial, industrial and investment banks;

 . savings and loan associations;

 . brokerage companies;

 . consumer and industrial finance companies;

 . real estate and leasing companies;

 . insurance companies; and

 . holding companies for each of the above.

A company is "principally engaged" in the financial services industry if at least 50% of its gross income, net sales or net profits comes from activities in the financial services industry or if the company dedicates more than 50% of its assets to the production of revenues from the financial services industry.

The sub-advisor selects companies on a "bottom-up approach." This strategy is the search for outstanding performance of individual companies before considering the impact of economic trends. The sub-advisor evaluates companies, analyzing a number of factors, including the growth prospects of a financial services company relative to the price of its stock.

The sub-advisor allocates assets among countries based on:

 . its analysis of the trends in the financial services industry in particular regions;

 . the relative valuation of financial services companies in different regions;
  and

 . its assessment of the prospects for a particular equity market and its currency.

Under normal market conditions, the Fund invests at least 65% of its assets in at least three different countries, including the United States. The Fund may invest in companies located in countries with mature markets and in those with emerging markets.

The Fund may also enter into forward currency exchange contracts.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will invest primarily in companies which are principally engaged in the financial services industry and companies providing services primarily within the financial services industries. Adverse economic, business or political developments affecting that industry sector could have a major effect on the value of the Fund's investments.

 . Foreign Securities Risk. Investments by the Fund in foreign securities may experience greater and more rapid change in value than investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Derivatives Risk. The Fund may suffer a loss from the Fund's use of forward currency exchange contracts and other forms of derivative instruments. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                                          Average Annual Total Return
                                          (for the periods ended December
                                          31, 1999)
                                          ----------------------------------
                                                             Since Inception
                                                      1 Year    (6/24/98)
                                          ----------------------------------
                         Class Y                       4.52%      3.42%
                         MSCI World Finance Index(1)   6.65%      3.37%

                                          --------
                                          (1) The Morgan Stanley Capital
                                              International (MSCI) World
                                              Finance Index is an unmanaged
                                              index which follows 22 developed
                                              nations, containing four sub-
                                              sectors (Insurance, Financial
                                              Services, Real Estate and
                                              Banking).
FRAMLINGTON GLOBAL FINANCIAL SERVICES
FUND CLASS Y

Total Return
(per calendar year)

[BAR CHART]

1999
-----
4.52%

Year-to-date through September 30, 2000: 12.80%

Best Quarter:                          Q4 1999                                               7.35%
Worst Quarter:                         Q3 1999                                               (2.52)%

Framlington Healthcare Fund

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing in equity securities of companies providing healthcare and medical services and products worldwide. Currently, most of these companies are located in the United States.

The Fund will invest in:

 . pharmaceutical producers;

 . biotechnology firms;

 . medical device and instrument manufacturers;

 . distributors of healthcare products;

 . healthcare providers and managers; and

 . other healthcare service companies.

Under normal market conditions, the Fund will invest at least 65% of its assets in healthcare companies, which are companies for which at least 50% of sales, earnings or assets arise from or are dedicated to health services or medical technology activities.

The sub-advisor selects companies on a "bottom-up approach." This strategy is the search for outstanding performance of individual companies before considering the impact of economic trends. The sub-advisor evaluates companies, analyzing a number of factors, including the growth prospects of a healthcare company relative to the price of its stock and companies that are at the leading edge of new developments in the healthcare industry.

The Fund's investments may include foreign securities of companies located in countries with mature markets.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will invest primarily in companies which are principally engaged in the healthcare industry and companies providing services primarily within the real estate industry. Adverse economic, business or political developments affecting that industry sector could have a major effect on the value of the Fund's investments.

 . Foreign Securities Risk. Investments by the Fund in foreign securities may experience greater and more rapid change in value than investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                                          Average Annual Total Return
                                          (for the periods ended December
                                          31, 1999)

                                          ------------------------------------
                                                               Since Inception
                                                      1 Year      (12/31/96)
                                          ------------------------------------
                         Class Y                      39.13%       17.91%
                         S&P Healthcare Composite(1)  (8.25)%      23.89%

                                          --------
                                          (1) The S&P Healthcare Composite is
                                              a capitalization-weighted index
                                              of all of the stocks in the S&P
                                              500 that are involved in the
                                              business of health care related
                                              products or services.
FRAMLINGTON HEALTHCARE FUND CLASS Y

Total Return
(per calendar year)


        [BAR CHART]


   1997      1998       1999
-----------------------------
  16.40%    1.26%     39.13%


Year-to-date through September 30, 2000: 112.93%

Best Quarter:                          Q4 1999                                                43.93%
Worst Quarter:                         Q3 1998                                               (17.15)%

Framlington International
Growth Fund

Goal

The Fund's goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing at least 65% of its assets in equity securities of issuers located in at least three foreign countries.

The sub-advisor will choose companies that demonstrate:

 . above-average profitability;

 . high quality management; and

 . the ability to grow significantly in their countries.

The sub-advisor selects companies on a "bottom-up approach." This strategy is the search for outstanding performance of individual companies before considering the impact of economic trends. The sub-advisor generally selects stocks of companies that the sub-advisor believes can grow their earnings faster than the market.

The Fund may invest in companies located in countries with mature markets and in those with emerging markets.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Foreign Securities Risk. Investments by the Fund in foreign securities may experience greater and more rapid change in value than investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Emerging Markets Risk. Investments by the Fund in foreign securities of issuers in emerging market countries is subject to emerging markets risk. Investing in emerging market countries heightens the risks presented by investing in foreign securities and currencies and may result in loss to the Fund. Numerous emerging countries have recently experienced serious, and potentially continuing, economic and political problems. Stock markets in many emerging countries are relatively small and risky. Investors are often limited in their ability to invest in, and withdraw assets from, these foreign markets. Additional restrictions may be imposed under emergency conditions.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                                          Average Annual Total Return
                                          (for the periods ended December
                                          31, 1999)

                                          --------------------
                                                      Since
                                                    Inception
                                             1 Year (12/31/96)
                                          --------------------
                         Class Y             45.50%  19.79%
                         MSCI EAFE Index(1)  27.30%  16.07%

                                          --------
                                          (1) Morgan Stanley (MSCI) EAFE Index
                                              is an unmanaged index used to
                                              portray the pattern of common
                                              stock price movement in Europe,
                                              Australia, New Zealand and
                                              countries in the Far East.
FRAMLINGTON INTERNATIONAL GROWTH FUND CLASS Y

Total Return
(per calendar year)

        [BAR CHART]

   1997      1998       1999
---------------------------------
   2.22%   15.64%     45.50%


Year-to-date through September 30, 2000: (11.35)%

Best Quarter:                          Q4 1999                                               26.08%
Worst Quarter:                         Q3 1998                                               (17.50)%

Income Funds

Bond Fund

Goal

The Fund's primary goal is to provide a high level of current income. Its secondary goal is capital appreciation.

Principal Investment Strategies

The Fund pursues its goals by investing, under normal market conditions, at least 65% of its total assets in a broad range of bonds and other fixed income securities. These may include:

 . U.S. Government securities and repurchase agreements collateralized by such securities;

 . obligations of state, local and foreign governments;

 . obligations of domestic and foreign banks;

 . obligations of domestic and foreign corporations;

 . zero coupon bonds, debentures and convertible debentures;

 . mortgage and other asset-backed securities; and

 . stripped securities.

The Fund's strategy focuses on areas where the advisor believes value can be added. These include credit analysis and analysis of such factors as interest rate relationships, the relative attractiveness of bond market sectors and the characteristics of individual issuers. The advisor invests in all bond market sectors and actively trades the portfolio across issuers and sectors.

The Fund's dollar-weighted average maturity will generally range between six and fifteen years.

The Fund will purchase only fixed income securities that are rated investment grade or better, or if unrated, are of comparable quality.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. Longer term bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 . Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price.

 . Foreign Securities Risk. Investments by the Fund in foreign securities may experience greater and more rapid change in value than investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies.
 Issuers of foreign securities are
 generally not subject to the same
 degree of regulation as are U.S.
 issuers. The reporting, accounting
 and auditing standards of foreign
 countries may differ, in some cases
 significantly, from U.S. standards.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                         Average Annual Total Return
                         (for the periods ended December 31, 1999)
                                          ------------------------------
                                                                 Since
                                                               Inception
                                                1 Year 5 Years (12/1/91)
                                          ------------------------------
                         Class Y               (2.94)%  6.83%    5.66%
                         Lehman Gov't/
                          Corp. Bond Index(1)  (2.15)%  7.61%    6.58%

                                          --------
                                          (1) The Lehman Brothers
                                              Government/Corporate Bond Index
                                              is a weighted composite of (i)
                                              Lehman Brothers Government Bond
                                              Index, which is comprised of all
                                              publicly issued, non-convertible
                                              debt of the U.S. Government or
                                              any agency thereof, quasi-
                                              federal corporations, and
                                              corporate debt guaranteed by the
                                              U.S. Government and (ii) Lehman
                                              Brothers Corporate Bond Index,
                                              which is comprised of all public
                                              fixed-rate, non-convertible
                                              investment-grade domestic
                                              corporate debt, excluding
                                              collateralized mortgage
                                              obligations.
BOND FUND CLASS Y
Total Return
(per calendar year)
        [BAR CHART]

   1992      1993     1994    1995    1996    1997    1998    1999
--------------------------------------------------------------------
   1.14%   11.17%     -4.09%  17.74%  2.72%   8.85%   8.90%   -2.94%

Year-to-date through September 30, 2000: 6.78%

Best Quarter:                          Q2 1995                                               5.88%
Worst Quarter:                         Q1 1994                                               (3.34)%

Intermediate Bond Fund

Goal

The Fund's goal is to provide a competitive rate of return which, over time, exceeds the rate of inflation and the return provided by money market instruments.

Principal Investment Strategies

The Fund pursues its goals by investing, under normal market conditions, at least 65% of its total assets in a broad range of bonds and other fixed income securities. These may include:

 . U.S. Government securities and repurchase agreements collateralized by such securities;

 . obligations of state, local and foreign governments;

 . obligations of domestic and foreign banks;

 . obligations of domestic and foreign corporations;

 . zero coupon bonds, debentures and convertible debentures;

 . mortgage and other asset-backed securities; and

 . stripped securities.

The Fund's strategy focuses on areas where the advisor believes value can be added. These include credit analysis and analysis of such factors as interest rate relationships, the relative attractiveness of bond market sectors and the characteristics of individual issues.

The Fund's dollar-weighted average maturity will generally range between three and eight years.

The Fund will purchase only fixed income securities that are rated investment grade or better, or if unrated, are of comparable quality.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. Longer term bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 . Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price.

 . Foreign Securities Risk. Investments by the Fund in foreign securities may experience greater and more rapid change in value than investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                         Average Annual Total Return
                         (for the periods ended December 31, 1999)
                                          ----------------------------------------
                                                                          Since
                                                                         Inception
                                           1 Year         5 Years       (12/1/91)
                                          ----------------------------------------
                         Class Y             0.20%         6.25%           5.50%
                         Lehman Int.
                          Gov't/Corp.
                          Bond Index(1)    (2.15)%         7.61%           6.60%

                                          --------
                                          (1) The Lehman Brothers Intermediate
                                              Government/Corporate Bond Index
                                              is a weighted composite of (i)
                                              Lehman Brothers Intermediate
                                              Government Bond Index, which is
                                              comprised of all publicly
                                              issued, non-convertible debt of
                                              the U.S. Government or any
                                              agency thereof, quasi-federal
                                              corporations and corporate debt
                                              guaranteed by the U.S.
                                              Government with a maturity
                                              between one and ten years and
                                              (ii) Lehman Brothers Corporate
                                              Bond Index, which is comprised
                                              of all public fixed-rate, non-
                                              convertible investment-grade
                                              domestic corporate debt,
                                              excluding collaterized mortgage
                                              obligations.
INTERMEDIATE BOND FUND CLASS Y

Total Return
(per calendar year)

[BAR CHART]

 1992      1993      1994      1995      1996      1997      1998      1999
----------------------------------------------------------------------------
 6.79%     8.05%    -3.08%    14.01%     3.13%     7.21%     7.21%     0.20%

Year-to-date through September 30, 2000: 6.08%

Best Quarter:                          Q2 1995                                                4.55%
Worst Quarter:                         Q1 1994                                               (2.58)%

International Bond Fund

Goal

The Fund's goal is to realize a competitive total return through a combination of current income and capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 65% of its total assets in a broad range of bonds and other fixed income securities of foreign issuers. These may include:

 . obligations issued by foreign governments, their agencies, instrumentalities or political subdivisions;

 . obligations issued or guaranteed by supranational organizations (such as the World Bank);

 . obligations of foreign banks or bank holding companies; and

 . obligations of foreign corporations.

The Fund will invest in the securities of issuers in at least three foreign countries.

The Fund's strategy focuses on analysis of bond yield relationships and specifically focuses on making allocation decisions based on yield relationships between countries, pricing inefficiencies in the marketplace and yield curve analysis.

The Fund will purchase fixed income securities rated investment grade or better and the portfolio's dollar-weighted average maturity will generally range between three and fifteen years.

The Fund is "non-diversified" under the 1940 Act and may invest more of its assets in fewer issuers than a "diversified" investment company.


Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Foreign Securities Risk. Investments by the Fund in foreign securities may experience greater and more rapid change in value than investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. Longer term bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 . Non-Diversified Risk. The Fund may invest more of its assets in fewer issuers than many other funds do, may be more susceptible to adverse developments affecting any single issuer, and may be more susceptible to greater losses because of these developments.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                         Average Annual Total Return
                         (for the periods ended December 31, 1999)
                                          -----------------------------------------
                                                                    Since Inception
                                                  1 Year               (10/2/96)
                                          -----------------------------------------
                         Class Y                  (5.42)%                2.52%
                         Salomon Bros.
                          Non-U.S. World
                          Gov't Bond
                          Index(1)                (5.07)%                2.40%

                                          --------
                                          (1) The Salomon Brothers Non-U.S.
                                              World Government Bond Index is a
                                              market-weighted index that
                                              includes the government bond
                                              markets that are freely open to
                                              investors (excluding the United
                                              States) and have a total market
                                              capitalization of at least $20
                                              billion, Dm 30 billion and Y2.5
                                              trillion.
INTERNATIONAL BOND FUND CLASS Y

Total Return
(per calendar year)

[BAR CHART]

 1997      1998      1999
--------------------------
-4.87%    17.64%    -5.42%

Year-to-date through September 30, 2000: (7.17)%

Best Quarter:                          Q3 1998                                                9.51%
Worst Quarter:                         Q1 1997                                               (5.51)%

U.S. Government Income Fund

Goal

The Fund's goal is to provide high current income.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 65% of its total assets in a broad range of U.S. Government securities and repurchase agreements relating to such securities.

The Fund's strategy focuses on areas where the advisor believes value can be added. These include credit analysis and an analysis of such factors as interest rate relationships, the relative attractiveness of the government-related sectors of the market and the characteristics of individual issues.

The Fund's dollar-weighted average maturity generally will range between six and fifteen years.

The Fund may also invest in other fixed income securities that are rated Single A or better, or if unrated, are of comparable quality.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risk:

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. Longer term bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                         Average Annual Total Return
                         (for the periods ended December 31, 1999)
                                          --------------------------------------
                                                                         Since
                                                                       Inception
                                                1 Year       5 Years   (7/5/94)
                                          --------------------------------------
                         Class Y                   (0.88)%       7.07%   6.42%
                         Lehman Gov't/Corp.
                          Bond Index(1)            (2.15)%       7.61%   6.81%

                                          --------
                                          (1) The Lehman Brothers
                                              Government/Corporate Bond Index
                                              is a weighted composite of (i)
                                              Lehman Brothers Government Bond
                                              Index, which is comprised of all
                                              publicly issued, non-convertible
                                              debt of the U.S. Government or
                                              any agency thereof, quasi-
                                              federal corporations, and
                                              corporate debt guaranteed by the
                                              U.S. Government and (ii) Lehman
                                              Brothers Corporate Bond Index,
                                              which is comprised of all public
                                              fixed-rate, non-convertible
                                              investment-grade domestic
                                              corporate debt, excluding
                                              collateralized mortgage
                                              obligations.
U.S. GOVERNMENT INCOME FUND CLASS Y

Total Return
(per calendar year)

[BAR CHART]

 1995      1996      1997      1998      1999
----------------------------------------------
17.49%     3.13%     8.99%     7.50%    -0.88%

Year-to-date through September 30, 2000: 6.64%

Best Quarter:                          Q2 1995                                                5.97%
Worst Quarter:                         Q1 1996                                               (2.08)%

 Tax-Free Funds


Michigan Tax-Free Bond Fund
(Offered only in the State of Michigan)

Goal

The Fund's goal is to provide as high a level of current interest income exempt from regular Federal income taxes and Michigan state income tax as is consistent with prudent investment management and preservation of capital.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 80% of the Fund's net assets in municipal obligations issued by the State of Michigan and its political subdivisions. The interest on these obligations is exempt from Federal income taxes and Michigan state income tax.

The Fund will invest primarily in Michigan municipal obligations that have remaining maturities of between three and thirty years. The Fund's dollar-weighted average maturity will generally range between ten and twenty years.

The Fund is "non-diversified" under the 1940 Act and may invest more of its assets in fewer issuers than a "diversified" investment company.

The Fund may also invest in other fixed income securities that are rated Single A or better, or if unrated, of comparable quality.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. Longer term bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 . Non-Diversified Risk. The Fund may invest more of its assets in fewer issuers than many other funds do, may be more susceptible to adverse developments affecting any single issuer, and may be more susceptible to greater losses because of these developments.

 . Municipal Securities Risk. The yields of municipal securities may move differently and adversely compared to yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

 . State-Specific Risk. Because the Fund invests primarily in a portfolio of Michigan municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Michigan municipal securities than a fund that does not limit its investments to such issuers.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                                          Average Annual Total Return
                                          (for the periods ended December
                                          31, 1999)

                                          ---------------------------
                                                              Since
                                                            Inception
                                           1 Year   5 Years (1/3/94)
                                          ---------------------------
                         Class Y           (3.96)%   6.18%    3.73%
                         Lehman Muni Bond
                          20 Year In-
                          dex(1)            4.67%   42.64%    6.27%

                                          --------
                                          (1) The Lehman Brothers 20-year
                                              Municipal Bond Index is a
                                              performance benchmark for the
                                              long-term investment grade tax-
                                              exempt bond market.
MICHIGAN TAX-FREE BOND FUND CLASS Y

Total Return
(per calendar year)

[BAR CHART]
 1995      1996      1997      1998      1999
----------------------------------------------
17.05%     3.28%     9.76%     5.90%    -3.96%

Year-to-date through September 30,
2000: 7.32%

Best Quarter:                          Q1 1995                                                6.78%
Worst Quarter:                         Q2 1999                                               (2.81)%

Tax-Free Bond Fund

Goal

The Fund's goals are to provide a high level of current interest income exempt from Federal income taxes and to generate as competitive a long-term rate of return as is consistent with prudent investment management and preservation of capital.

Principal Investment Strategies

The Fund pursues its goals by investing, under normal market conditions, at least 65% of its total assets in municipal obligations.

Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal obligations whose interest is exempt from regular Federal income tax. This fundamental policy may only be changed with shareholder approval.

In selecting securities for the Fund, the advisor places a premium on value and diversifies the Fund's portfolio holdings across maturities, industries and geographic locations.

The Fund invests primarily in intermediate-term and long-term municipal obligations that have remaining maturities of between three and thirty years. The Fund's dollar-weighted average maturity will generally range between ten and twenty years.

The Fund may also invest in other fixed income securities that are rated Single A or better, or if unrated, are of comparable quality.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. Longer term bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                                          Average Annual Total Return
                                          (for the periods ended December
                                          31, 1999)

                                          -------------------------------------
                                                                        Since
                                                                      Inception
                                              1 Year      5 Years     (7/21/94)
                                          -------------------------------------
                         Class Y              (3.85)%      5.84%        5.19%
                         Lehman Muni Bond
                          20-year Index(1)     4.67%      42.64%        7.89%

                                          --------
                                          (1) The Lehman Brothers 20-year
                                              Municipal Bond Index is a
                                              performance benchmark for the
                                              long-term investment grade tax-
                                              exempt bond market.
TAX-FREE BOND FUND CLASS Y

Total Return
(per calendar year)

[BAR CHART]

 1995      1996      1997      1998      1999
----------------------------------------------
16.07%     2.38%    10.13%     5.58%    -3.85%

Year-to-date through September 30, 2000: 6.82%

Best Quarter:                          Q1 1995                                               6.10%
Worst Quarter:                         Q2 1999                                               (2.93)%

Tax-Free Short-Intermediate
Bond Fund

Goal

The Fund's goals are to provide a competitive level of current interest income exempt from regular Federal income taxes and a total return which, over time, exceeds the rate of inflation and the return provided by tax-free money market instruments.

Principal Investment Strategies

The Fund pursues its goals by investing, under normal market conditions, at least 65% of its total assets in municipal obligations.

Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal obligations whose interest is exempt from regular Federal income tax.

The Fund generally buys obligations with remaining maturities of five years or less. The Fund's dollar-weighted average maturity will generally range between two and five years.

The Fund may invest more than 25% of its assets in municipal obligations issued by the State of Michigan and its political subdivisions.

The Fund is "non-diversified" under the 1940 Act and may invest more of its assets in fewer issuers than a "diversified" investment company.

The Fund may also invest in other fixed income securities that are rated Single A or better, or if unrated, are of comparable quality.

Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. Longer term bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 . Non-Diversified Risk. The Fund may invest more of its assets in fewer issuers than many other funds do, may be more susceptible to adverse developments affecting any single issuer, and may be more susceptible to greater losses because of these developments.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                         Average Annual Total Return
                         (for the periods ended December 31, 1999)
                                          ---------------------------------
                                                                   Since
                                                                 Inception
                                                  1 Year 5 Years (12/17/92)
                                          ---------------------------------
                         Class Y                  0.15%   5.10%    4.29%
                         Lehman Mutual Fund Int.
                          Short Muni Index(1)     0.87%   6.31%    N/A(2)

                                          --------
                                          (1) The Lehman Mutual Fund
                                              Intermediate Short Muni Index is
                                              an unmanaged index that covers
                                              multiple sectors of the
                                              municipal bond universe with
                                              maturities between one and 10
                                              years.
                                          (2) The index did not exist until
                                              1993.
TAX-FREE SHORT-INTERMEDIATE BOND FUND
CLASS Y

Total Return
(per calendar year)

                                  [BAR CHART]

       1993      1994      1995      1996      1997      1998      1999
      ------------------------------------------------------------------
      7.05%     -2.49%    11.71%     3.18%     5.88%     4.94%     0.15%

Year-to-date through September 30, 2000: 4.05%

Best Quarter:                          Q1 1995                                               4.68%
Worst Quarter:                         Q1 1994                                               (3.22)%

Money Market Funds
Cash Investment Fund

Goal

The Fund's primary goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

Principal Investment Strategies

The Fund pursues its goal by investing in a broad range of U.S. dollar-denominated money market instruments.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.

The Fund's investments may include fixed and variable rate securities.

Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. Longer term bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.


 . Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                         Average Annual Total Return
                         (for the periods ended December 31, 1999)
                                          ----------------------------------------------
                                                                                 Since
                                                                               Inception
                                        1 Year             5 Years             (3/14/90)
                                          ----------------------------------------------
                         Class Y        4.83%               5.17%                4.88%


                                          You may call 1-800-438-5789 to
                                          obtain the Fund's current 7-day
                                          yield.
CASH INVESTMENT FUND CLASS Y

Total Return
(per calendar year)

                                   [BAR CHART]

      1991    1992    1993    1994    1995    1996    1997    1998    1999
      ---------------------------------------------------------------------
      5.77%   3.34%   2.72%   3.78%   5.58%   5.02%   5.19%   5.19%   4.83%

Year-to-date through September 30, 2000: 4.42%

Best Quarter:                           Q1 1991                                                 1.62%
Worst Quarter:                          Q2 1993                                                 0.66%

Money Market Fund

Goal

The Fund's primary goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund's goal is "fundamental" and cannot be changed without a shareholder vote.

Principal Investment Strategies

The Fund pursues its goal by investing in a broad range of U.S. dollar-denominated money market instruments.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.

The Fund's investments may include fixed and variable rate securities.

Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. Longer term bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 . Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                         Average Annual Total Return
                         (for the periods ended December 31, 1999)
                                          ------------------------------------------
                                                                     Since Inception
                                      1 Year         5 Years            (8/18/93)
                                          ------------------------------------------
                         Class Y      4.63%           4.98%               4.63%

                                          --------
                                          You may call 1-800-438-5789 to
                                          obtain the Fund's current 7-day
                                          yield.
MONEY MARKET FUND CLASS Y

Total Return
(per calendar year)

                       [BAR CHART]

      1994    1995    1996    1997    1998    1999
      ---------------------------------------------
      3.68%   5.20%   4.94%   5.05%   5.04%   4.63%

Year-to-date through September 30, 2000: 4.25%

Best Quarter:                           Q3 1995                                                 1.35%
Worst Quarter:                          Q1 1994                                                 0.61%

Tax-Free Money Market Fund

Goal

The Fund's goal is to provide as high a level of current interest income exempt from Federal income taxes as is consistent with maintaining liquidity and stability of principal.

Principal Investment Strategies

The Fund pursues its goal by investing substantially all of its assets in short-term, U.S. dollar-denominated municipal obligations, the interest on which is exempt from regular Federal income tax.

Under normal market conditions, the Fund will invest at least 80% of its net assets in municipal obligations.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.

Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. Longer term bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                         Average Annual Total Return
                         (for the periods ended December 31, 1999)
                                          ------------------------------------
                                                                  Since
                                                                Inception
                                     1 Year       5 Years       (3/14/90)
                                          ------------------------------------
                         Class Y           2.77%         3.06%           3.17%

                                          --------
                                          You may call 1-800-438-5789 to
                                          obtain the Fund's current 7-day
                                          yield.
TAX-FREE MONEY MARKET FUND CLASS Y

Total Return
(per calendar year)

                                   [BAR CHART]

      1991    1992    1993    1994    1995    1996    1997    1998    1999
      ---------------------------------------------------------------------
      4.23%   2.66%   2.06%   2.37%   2.38%   2.99%   3.14%   2.98%   2.77%

Year-to-date through September 30, 2000: 2.65%

Best Quarter:                           Q1 1991                                                 1.09%
Worst Quarter:                          Q1 1994                                                 0.45%

U.S. Treasury Money Market Fund

Goal

The Fund's goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

Principal Investment Strategies

The Fund pursues its goal by investing its assets solely in short-term bonds, bills and notes, issued by the U.S. Treasury (including "stripped" securities) and in repurchase agreements relating to such obligations.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.

Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risk:

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. Longer term bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

                         Average Annual Total Return
                         (for the periods ended December 31, 1999)
                                          ----------------------------------------------
                                                                                 Since
                                                                               Inception
                                        1 Year             5 Years             (3/14/90)
                                          ----------------------------------------------
                         Class Y        4.41%               4.88%                4.61%


                                          You may call 1-800-438-5789 to
                                          obtain the Fund's current 7-day
                                          yield.
U.S. TREASURY MONEY MARKET FUND CLASS Y

Total Return
(per calendar year)

                                   [BAR CHART]

      1991    1992    1993    1994    1995    1996    1997    1998    1999
      ---------------------------------------------------------------------
      5.44%   3.29%   2.60%   3.59%   5.33%   4.83%   4.97%   4.86%   4.41%

Year-to-date through September 30, 2000: 4.08%

Best Quarter:                           Q1 1991                                                 1.51%
Worst Quarter:                          Q2 1993                                                 0.63%

Fees And Expenses


The tables below describe the fees and expenses that you may pay if you buy and hold Class Y shares the Funds. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases .......................... None
Maximum Deferred Sales Charge (Load)....................................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends................ None
Redemption Fees............................................................ None
Exchange Fees.............................................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) And Examples
The examples are intended to help you compare the cost of investing in each Fund to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

       Annual Fund Operating Expenses
            as a % of net assets
---------------------------------------------
Balanced Fund
Management Fees.......................   .65%
Other Expenses........................   .36%
                                       ------
Total Annual Fund Operating Expenses..  1.01%
                                       ======

       Examples
-----------------------
1 Year.......... $  104
3 Years......... $  323
5 Years......... $  560
10 Years........ $1,241

Bio(Tech)/2/ Fund
Management Fees....................... 1.25%
Other Expenses(1).....................  .50%
                                       -----
Total Annual Fund Operating Expenses.. 1.75%
                                       =====

1 Year.......... $  179
3 Years......... $  556

Digital Economy Fund
Management Fees.......................  .75%
Other Expenses(1).....................  .50%
                                       -----
Total Annual Fund Operating Expenses.. 1.25%
                                       =====

1 Year.......... $  128
3 Years......... $  399

Equity Income Fund
Management Fees.......................  .75%
Other Expenses........................  .23%
                                       -----
Total Annual Fund Operating Expenses..  .98%
                                       =====

1 Year.......... $  100
3 Years......... $  314
5 Years......... $  544
10 Years........ $1,206

Focus Growth Fund
Management Fees.......................  .75%
Other Expenses........................  .41%
                                       -----
Total Annual Fund Operating Expenses.. 1.16%
                                       =====

1 Year.......... $  119
3 Years......... $  370
5 Years......... $  642
10 Years........ $1,415

Future Technology Fund
Management Fees.......................... 1.00%
Other Expenses(2)........................  .40%
                                          -----
Total Annual Fund Operating Expenses(2).. 1.40%
                                          =====

1 Year.......... $  144
3 Years......... $  446
5 Years......... $  771
10 Years........ $1,689

Annual Fund Operating Expenses
     as a % of net assets
------------------------------
 Examples
----------
Growth Opportunities Fund
Management Fees..........................  .75%
Other Expenses(2)........................  .48%
                                          -----
Total Annual Fund Operating Expenses(2).. 1.23%
                                          =====

1 Year.......... $  126
3 Years......... $  393
5 Years......... $  679
10 Years........ $1,496

International Equity Fund
Management Fees.......................  .75%
Other Expenses........................  .30%
                                       -----
Total Annual Fund Operating Expenses.. 1.05%
                                       =====

1 Year.......... $  126
3 Years......... $  393
5 Years......... $  679
10 Years........ $1,496

International NetNet Fund
Management Fees....................... 1.25%
Other Expenses........................  .58%
                                       -----
Total Annual Fund Operating Expenses.. 1.83%
                                       =====

1 Year.......... $  188
3 Years......... $  581
5 Years......... $  998
10 Years........ $2,163

Micro-Cap Equity Fund
Management Fees....................... 1.00%
Other Expenses........................  .43%
                                       -----
Total Annual Fund Operating Expenses.. 1.43%
                                       =====

1 Year.......... $  147
3 Years......... $  455
5 Years......... $  787
10 Years........ $1,722

Multi-Season Growth Fund
Management Fees(3).......................  .92%
Other Expenses...........................  .25%
                                          -----
Total Annual Fund Operating Expenses(3).. 1.17%
                                          =====

1 Year.......... $  119
3 Years......... $  370
5 Years......... $  642
10 Years........ $1,415

NetNet Fund
Management Fees....................... 1.00%
Other Expenses........................  .41%
                                       -----
Total Annual Fund Operating Expenses.. 1.41%
                                       =====

1 Year.......... $  145
3 Years......... $  449
5 Years......... $  776
10 Years........ $1,700

Real Estate Equity Investment Fund
Management Fees.......................  .74%
Other Expenses........................  .34%
                                       -----
Total Annual Fund Operating Expenses.. 1.08%
                                       =====

1 Year.......... $  111
3 Years......... $  345
5 Years......... $  598
10 Years........ $1,323

Small-Cap Value Fund
Management Fees.......................  .75%
Other Expenses........................  .31%
                                       -----
Total Annual Fund Operating Expenses.. 1.06%
                                       =====

1 Year.......... $  109
3 Years......... $  339
5 Years......... $  587
10 years........ $1,299

Small Company Growth Fund
Management Fees.......................  .75%
Other Expenses........................  .26%
                                       -----
Total Annual Fund Operating Expenses.. 1.01%
                                       =====

1 Year.......... $  104
3 Years......... $  323
5 Years......... $  560
10 Years........ $1,241

Annual Fund Operating Expenses
     as a % of Net Assets
------------------------------

 Examples
----------
Framlington Emerging Markets Fund
Management Fees.......................... 1.25%
Other Expenses(2)........................  .64%
                                          -----
Total Annual Fund Operating Expenses(2).. 1.89%
                                          =====

1 Year.......... $  194
3 Years......... $  599
5 Years......... $1,030
10 Years........ $2,227

Framlington Global Financial Services Fund
Management Fees...........................   .75%
Other Expenses(2).........................  1.31%
                                            -----
Total Annual Fund Operating Expenses(2)...  2.06%
                                            =====

1 Year.......... $  211
3 Years......... $  652
5 Years......... $1,119
10 Years........ $2,408

Framlington Healthcare Fund
Management Fees.......................... 1.00%
Other Expenses(2)........................  .38%
                                          -----
Total Annual Fund Operating Expenses(2).. 1.38%
                                          =====

1 Year.................. $  141
3 Years................. $  440
5 Years................. $  760
10 Years................ $1,666

Framlington International Growth Fund
Management Fees.......................... 1.00%
Other Expenses(2)........................  .46%
                                          -----
Total Annual Fund Operating Expenses(2).. 1.46%
                                          =====

1 Year.................. $  141
3 Years................. $  465
5 Years................. $  803
10 Years................ $1,756

Bond Fund
Management Fees.......................  .50%
Other Expenses........................  .24%
                                       -----
Total Annual Fund Operating Expenses..  .74%
                                       =====

1 Year.................. $   76
3 Years................. $  237
5 Years................. $  413
10 Years................ $  921

Intermediate Bond Fund
Management Fees.......................  .50%
Other Expenses........................  .21%
                                       -----
Total Annual Fund Operating Expenses..  .71%
                                       =====

1 Year.................. $   73
3 Years................. $  228
5 Years................. $  396
10 Years................ $  885

International Bond Fund
Management Fees.......................  .50%
Other Expenses........................  .41%
                                       -----
Total Annual Fund Operating Expenses..  .91%
                                       =====

1 Year.................. $   93
3 Years................. $  291
5 Years................. $  506
10 Years................ $1,123

U.S. Government Income Fund
Management Fees.......................  .50%
Other Expenses........................  .22%
                                       -----
Total Annual Fund Operating Expenses..  .72%
                                       =====

1 Year.................. $   74
3 Years................. $  231
5 Years................. $  402
10 Years................ $  897

Michigan Tax-Free Bond Fund
Management Fees.......................  .50%
Other Expenses........................  .28%
                                       -----
Total Annual Fund Operating Expenses..  .78%
                                       =====

1 Year.................. $   80
3 Years................. $  250
5 Years................. $  435
10 Years................ $  969

Annual Fund Operating Expenses
     as a % of Net Assets
------------------------------

 Examples
----------
Tax-Free Bond Fund
Management Fees....................... .50%
Other Expenses........................ .25%
                                       ----
Total Annual Fund Operating Expenses.. .75%
                                       ====

1 Year.................. $ 77
3 Years................. $241
5 Years................. $418
10 Years................ $933

Tax-Free Short-Intermediate Bond Fund
Management Fees....................... .50%
Other Expenses........................ .22%
                                       ----
Total Annual Fund Operating Expenses.. .72%
                                       ====

1 Year.................. $ 74
3 Years................. $231
5 Years................. $402
10 Years................ $897

Cash Investment Fund
Management Fees....................... .35%
Other Expenses........................ .20%
                                       ----
Total Annual Fund Operating Expenses.. .55%
                                       ====

1 Year.................. $ 56
3 Years................. $177
5 Years................. $308
10 Years................ $691

Money Market Fund
Management Fees....................... .40%
Other Expenses........................ .25%
                                       ----
Total Annual Fund Operating Expenses.. .65%
                                       ====

1 Year.................. $ 67
3 Years................. $209
5 Years................. $363
10 Years................ $812

Tax-Free Money Market Fund
Management Fees....................... .35%
Other Expenses........................ .21%
                                       ----
Total Annual Fund Operating Expenses.. .56%
                                       ====

1 Year.................. $ 57
3 Years................. $180
5 Years................. $314
10 Years................ $703

U.S. Treasury Money Market Fund
Management Fees....................... .35%
Other Expenses........................ .26%
                                       ----
Total Annual Fund Operating Expenses.. .61%
                                       ====

1 Year.................. $ 63
3 Years................. $196
5 Years................. $341
10 Years................ $764

--------
(1) Other expenses are based on estimated amounts for current fiscal year.

(2) The advisor has voluntarily agreed to reimburse the Future Technology Fund, the Growth Opportunities Fund, the Framlington Emerging Markets Fund, the Framlington Global Financial Services Fund, the Framlington Healthcare Fund and the Framlington International Growth Fund for certain operating expenses. As a result of the expense reimbursements, other operating expenses and total annual fund operating expenses for the current fiscal year are expected to be: .35% and 1.35%, respectively, for the Future Technology Fund, .43% and 1.18%, respectively, for the Growth Opportunities Fund, .48% and 1.73%, respectively, for the Framlington Emerging Markets Fund, .50% and 1.25%, respectively, for the Framlington Global Financial Services Fund, .36% and 1.36%, respectively, for the Framlington Healthcare Fund and .44% and 1.44%, respectively, for the Framlington International Growth Fund. The advisor may eliminate all or part of the expense reimbursements at any time.

(3) The advisor has voluntarily agreed to waive a portion of its management fees for the Multi-Season Growth Fund for the current fiscal year. The advisor may eliminate all or part of the fee waiver at any time. As a result of the fee waiver, actual management fees and total annual fund operating expenses for the Multi-Season Growth Fund are expected to be .75% and .99%, respectively.

More About The Funds
--------------------------------------------------------------------------------

This section further describes the Funds' principal investment strategies and risks that are summarized in the Risk/Return Summary. The Funds may also invest in other securities and are subject to further restrictions and risks which are described in the Statement of Additional Information. The Glossary below explains certain terms used throughout this prospectus.

Glossary

Types Of Funds

Equity Funds are the Balanced Fund, Bio(Tech)/2/ Fund, Digital Economy Fund, Focus Growth Fund, Future Technology Fund, Equity Income Fund, Growth Opportunities Fund, International Equity Fund, International NetNet Fund, Micro-Cap Equity Fund, Multi-Season Growth Fund, NetNet Fund, Real Estate Equity Investment Fund, Small-Cap Value Fund, Small Company Growth Fund, Framlington Emerging Markets Fund, Framlington Global Financial Services Fund, Framlington Health Care Fund and Framlington International Growth Fund.

Income Funds are the Bond Fund, Intermediate Bond Fund, International Bond Fund and U.S. Government Income Fund.

Tax-Free Funds are the Michigan Tax-Free Bond Fund, Tax-Free Bond Fund and Tax-Free Short-Intermediate Bond Fund.

Money Market Funds are the Cash Investment Fund, Money Market, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund.

Types Of Securities

American Depositary Receipts (ADRs) are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets.

Equity securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Fixed income securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Convertible securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Funds a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of the Federal Home Loan Corporation, Federal National Mortgage Association and Government National Mortgage Association.

Money market instruments are high-quality, short-term instruments including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Municipal obligations are obligations of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities. They may be payable from the issuer's general revenue, the revenue of a specific project, current revenues or a reserve fund.

Rating Agencies And Indices

Moody's is Moody's Investor Services, Inc.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch IBCA, Inc.

S&P is Standard & Poor's Rating Services.

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S&P 500(R) is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index U.S. stock market activity.


Principal Investment Strategies and Risks

Foreign Securities. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. EDRs and GDRs are receipts issued by non-U.S. financial institutions that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and are generally denominated in a foreign currency.

  Investment Strategy. Bio(Tech)/2/ Fund, International Equity Fund, International NetNet Fund, Framlington Global Financial Services Fund, Framlington Healthcare Fund, Framlington International Growth Fund and International Bond Fund will invest all or a substantial portion of their total assets in foreign securities.

  Special Risks. Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

  Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

  Currency exchange rates may fluctuate significantly over short periods of time causing a Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds' respective net currency positions may expose them to risks independent of their securities positions.

  Additional risks are involved when investing in countries with emerging economies or securities markets. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and may have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Fund.

  A further risk of investing in foreign securities is the risk that a Fund may be adversely affected by the conversion of certain European currencies into the Euro. This conversion, which is under way, is scheduled to be completed in the year 2002. However, problems with the conversion process and delays could increase volatility in world markets and affect European markets in particular.

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Investment Grade Credit Ratings. A security is considered investment grade if, at the time of purchase, it is rated:

 . BBB or higher by S&P;

 . Baa or higher by Moody's;

 . BBB or higher by Duff & Phelps; or

 . BBB or higher by Fitch.

A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

  Investment Strategy. Fixed income and convertible securities purchased by the Funds will generally be rated at least investment grade, except that the Funds may also invest in unrated securities if the advisor or sub-advisor believes they are comparable in quality.

  Special Risks. Although securities rated "BBB" by S&P, Duff & Phelps or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The advisor or sub-advisor will consider such an event in determining whether the Fund should continue to hold the security.

Credit Quality of the Tax-Free Funds. The Tax-Free Funds will invest in long-term instruments only if they are rated "A" or better by Moody's or S&P or, if unrated, are of comparable quality. These Funds will invest in short-term instruments only if they (i) have short-term debt ratings in the top two categories by at least one nationally recognized statistical rating organization, (ii) are issued by an issuer with such ratings or (iii) if unrated, are of comparable quality.

Investments in Financial Services Companies by Framlington Global Financial Services Fund. Financial services companies are subject to extensive governmental regulation which may limit the financial commitments they can make, and the interest rates and fees they can charge. Insurance companies may be subject to severe price competition. The Fund may be riskier than a fund investing in a broader range of industries.

Investments in the Healthcare Industry by Framlington Healthcare Fund. The Fund will invest most of its assets in the healthcare industry, which is particularly affected by rapidly changing technology and extensive government regulation, including cost containment measures. The Fund may be riskier than a fund investing in a broader range of industries.

Investments in the Real Estate Industry by Real Estate Equity Investment
Fund. The Fund will invest primarily in the real estate industry and may invest more than 25% of its assets in any one segment of the real estate industry. As a result, the Fund will be particularly vulnerable to declines in real estate prices and new construction rates. The Fund may be riskier than a fund investing in a broader range of industries.

Investments by the International NetNet Fund and the NetNet Fund. The International NetNet Fund will invest primarily in foreign companies engaged in the Internet and Intranet related activities. The NetNet Fund will invest primarily in companies engaged in the Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescene caused by scientific and technological advances. The value of a Fund's shares may fluctuate more than shares of a Fund investing in a broader range of industries.

Investments in the Technology Industry by Future Technology Fund. The Future Technology Fund will invest most of its assets in the technology industry, which is particularly affected by rapidly changing technology product cycles, government regulation and competition. Technology stocks especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Short-Term Trading. The historical portfolio turnover rates for the Funds are shown in the Financial Highlights.

  Investment Strategy. Some Funds may engage in short-term trading of portfolio securities,

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  including, in the case of the Equity Funds, initial public offerings, which may result in increasing the Funds' turnover rate.

  Special Risks. A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from a Fund's performance.

Defensive Investing. Defensive investing occurs when a Fund invests all or any portion of its assets in short-term obligations as a temporary defensive measure in response to adverse market or economic conditions.

  Investment Strategy. Each Fund may employ defensive investment techniques and investments on a temporary basis.

  Special Risks. A Fund may not achieve its investment objective when its assets are invested in short-term obligations.

Other Investment Strategies and Risks

Asset-Backed Securities. Asset-backed securities are debt securities backed by mortgages, installment sales contract and credit card receivables. The securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgage or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

  Investment Strategy. All Income Funds, Balanced Fund, Framlington Global Financial Services Fund, Money Market Fund and Cash Investment Fund may invest a portion of its assets in Asset-Backed Securities.

  Special Risks. In addition to credit and stock market risk, asset-backed securities involve repayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.

Borrowing and Reverse Repurchase Agreements. Money may be borrowed from banks and reverse repurchase agreements may be entered into with banks and other financial institutions for emergency purposes and redemptions. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).

  Investment Strategy. Each Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy which can be changed only by shareholders.

  Special Risks. Borrowings and reverse repurchase agreements by a Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Derivatives. "Derivative" instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or

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a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, swaps, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments).

A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.

  Investment Strategy. All Funds (except the U.S. Treasury Money Market Fund) may use derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Funds may, but are not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Funds will not use derivatives for speculative purposes.

  A Fund will not purchase or sell a futures contract unless, after the transaction, the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options used for non-hedging purposes is 5% or less of the Fund's total assets.

  Forward currency exchange contracts may be used for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Foreign currency exchange contracts will be used at the discretion of the advisor or sub-advisor, and no Fund is required to hedge its foreign currency positions.

  The Equity Funds, Income Funds, Tax-Free Free Bond Fund and Michigan Tax-Free Bond Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging purposes. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies.

  Special Risks. The use of derivative instruments exposes a Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities;
  (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

Guaranteed Investment Contracts. Guaranteed investment contracts are agreements by a Fund to make payments to an insurance company's general account in exchange for a minimum level of interest based on an index.

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  Investment Strategy. The Income Funds, Cash Investment Fund and Money
  Market Fund may invest in guaranteed investment contracts.

  Special Risks. Guaranteed investment contracts are considered illiquid investments and are acquired subject to a Fund's limitation on illiquid investments.

Municipal Obligations. Municipal obligations may include: (i) general obligation bonds issued for various public purposes and supported by the municipal issuer's credit and taxing power; and (ii) revenue bonds whose principal and interest is payable only from the revenues of a particular project or facility.

  Investment Strategy. The Tax-Free Funds and Tax-Free Money Market Fund will normally invest at least 80% of their net assets in municipal obligations.

  Special Risks. Industrial revenue bonds depend on the credit standing of a private issuer and may be subject to the federal alternative minimum tax
  (AMT). Although Tax-Free Money Market Fund may invest more than 25% of its net assets in municipal revenue obligations, it does not intend to do so on a regular basis. If it does, it will be riskier than a fund which does not concentrate to such an extent on similar projects.

Securities Lending. Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

  Investment Strategy. Each Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of a Fund's total assets (including the loan collateral).

  Special Risks. The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

Stripped Securities. These securities are issued by the U.S. Government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include participations in trusts that hold U.S. Treasury or agency securities.

  Special Risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal repayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect a Fund's total returns.

Temporary Investments. Short-term obligations refer to U.S. Government securities, high-quality money market instruments and repurchase agreements with maturities of 13 months or less. Generally, these obligations are purchased to provide stability and liquidity to a Fund.

  Investment Strategy. Each Fund may invest a portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. The Tax-Free Funds and Tax-Free Money Market Fund may hold uninvested cash if, in the advisor's opinion, suitable tax-exempt securities are not available. Each Tax-Free Fund may also invest a portion of its assets in short-term money market instruments, the income from which is subject to Federal income tax.

  Special Risks. A Fund may not achieve its investment objective when its asset are invested in short-term obligations.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes.

  Special Risks. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more

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  difficult to sell if the issuer defaults on its payment obligations or during periods when a Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

Zero Coupon Bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

  Special Risks. The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

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Your Investment
--------------------------------------------------------------------------------

This section describes how to do business with the Funds.

How To Reach The Funds

By telephone: 1-800-438-5789
           Call for shareholder services.

By mail:   The Munder Funds
           c/o PFPC Global Fund Services
           P.O. Box 9701
           Providence, RI 02940

By overnight delivery:
           The Munder Funds
           c/o PFPC Global Fund Services
           4400 Computer Drive
           Westborough, MA 01581

Purchasing Shares

Who May Purchase Shares
The following persons may purchase shares of the Funds:

 . fiduciary and discretionary accounts of institutions;

 . institutional investors (including: banks; savings institutions; credit unions and other financial institutions; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and financial advisors acting for their own accounts or for the accounts of their clients);

 . directors, trustees, officers and employees of the Munder Funds, the advisor and the Funds' distributor;

 . the advisor's investment advisory clients; and

 . family members of employees of the advisor.

Each Fund also issues other classes of shares, which have different sales charges, expense levels and performance. Call (800) 438-5789 to obtain more information about the Funds' other classes of shares.

Purchase Price of Shares
Class Y shares of the Funds are sold at the net asset value (NAV) next determined after a purchase order is received in proper form.

Broker-dealers or financial advisors (other than the Funds' distributor) may charge you a fee for shares you purchase through them.

Policies for Purchasing Shares

Minimum initial investment
The minimum initial investment by fiduciary and discretionary accounts of institutions and by institutional investors is $500,000 ($250,000 for the Real Estate Equity Investment Fund). Other investors are not subject to any minimum.

There is no minimum for subsequent investments.

Timing of orders
Purchase orders must be received by the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time).

Methods for Purchasing Shares
You can purchase Class Y shares through the Fund's transfer agent or through the Fund's distributor through arrangements with a broker-dealer, financial advisor or financial institution.

 . Through a Financial Institution. You may purchase shares through a financial institution through procedures established with that institution. Confirmations of share purchases will be sent to the institution.

 . By Mail. You may open an account directly through the Fund's transfer agent by completing, signing and mailing an account application form and a check or other negotiable bank draft (payable to The Munder Funds) to: The Munder Funds, c/o PFPC Global Fund Services, P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Global Fund Services, 4000 Computer Drive, Westborough, MA 01581. You can obtain an account application form by calling (800) 438-5789. For additional investments, send a letter stating the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We do not generally accept third-party checks.

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 . By Wire. You may make additional investments in the Funds by wire. Wire instructions must state the Fund name, share class, your registered name and your account number. Your bank wire should be sent through the Federal Reserve Bank Wire System to:

  Boston Safe Deposit and Trust Company
  Boston, MA
  ABA# 011001234
  DDA# 16-798-3
  Account No.:

Note that banks may charge fees for transmitting wires.

 . You may purchase shares through the Automatic Investment Plan.

Exchanging Shares

Policies for Exchanging Shares
 . You may exchange your Fund shares for Class Y shares of other Munder Funds based on their relative net asset values.

 . You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

 . A share exchange may be a taxable event and, accordingly, you may realize a taxable gain or loss.

 . Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker or the Munder Funds at (800) 438-5789.

 . Brokers or financial advisors may charge you a fee for handling exchanges.

 . We may modify or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Redeeming Shares

Redemption Price
We will redeem shares at the NAV next determined after we receive the redemption request in proper form.

Methods for Redeeming Shares
 . You may redeem shares of all Funds through your broker-dealer, financial advisor or financial institution.

 . You can redeem a portion of your shares of the Income Funds (other than the International Bond Fund), the Tax-Free Funds and the Money Market Funds through the free checkwriting privilege.

Policies for Redeeming Shares
 . Shares held by an institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

 . If we receive a redemption order for a Fund (other than a Money Market Fund) before 4:00 p.m. (Eastern time), we will normally wire payment to the redeeming institution on the next business day. If we receive a redemption order for a Money Market Fund before 12:00 noon (Eastern time), we will normally wire payment to the redeeming institution on the same business day. If an order for a Money Market Fund is received between 12:00 noon and 4:00 p.m. (Eastern time), we will normally wire redemption proceeds the next business day.

Additional Policies For Purchases, Exchanges And Redemptions

 . We consider requests to be in "proper form" when all required documents are properly completed, signed and received.

 . If your purchase order and payment for the Cash Investment Fund and U.S.
  Treasury Money Market Fund is received in proper form after 2:45 p.m. (Eastern time), you will receive dividends for that day. If your redemption order is received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

 If your purchase order and payment for the Money Market Fund and Tax-Free Money Market Fund is received in proper form after 12:00 p.m. (Eastern time), you will receive dividends for that day. If your redemption order is received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

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 . The Funds reserve the right to reject any purchase order.

 . At any time, the Funds may change any of their purchase, redemption or exchange practices, and may suspend the sale of their shares.

 . The Funds may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

 . To limit the Funds' expenses, we no longer issue share certificates.

 . We will typically send redemption amounts to you within seven business days after you redeem shares. We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

 . A Fund may temporarily stop redeeming shares if:

 . the NYSE is closed;

 . trading on the NYSE is restricted;

 . an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

 . the SEC orders the Fund to suspend redemptions.

 . If accepted by a Fund, investors may purchase shares of the Fund (other than the Real Estate Equity Investment Fund) with securities which the Fund may hold. The advisor will determine if the securities are consistent with the Funds objectives and policies. If accepted, the securities will be valued the same way the Fund values portfolio securities it already owns. Call the Funds at (800) 438-5789 for more information.

 . The Funds reserve the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. The shareholder may pay transaction costs to dispose of these securities.

 . We record all telephone calls for your protection and take measures to identify the caller. As long as the Fund's transfer agent takes reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Fund's distributor nor the transfer agent will be held responsible for any losses resulting from unauthorized transactions.

 . We may redeem your account if its value falls below $250 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level.

 . If you purchased shares directly through the Funds' transfer agent, the transfer agent will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. Confirmations of transactions effected through an institution will be sent to the institution.

 . Financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

Shareholder Privileges

Automatic Investment Plan (AIP). Under the AIP you may arrange for periodic investments in a Fund through automatic deductions from a checking or savings account. To enroll in the AIP you should complete the AIP application form or call the Funds at (800) 438-5789. The minimum pre-authorized investment amount is $50. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

Free Checkwriting. Free checkwriting is available to holders of Class Y shares of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to the Funds' transfer agent. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' notice to you.

Pricing Of Fund Shares
--------------------------------------------------------------------------------

Each Fund's NAV is calculated on each day the NYSE is open. NAV is the value of a single share of a Fund. NAV for Class Y shares is calculated by (1) taking the current value of a Fund's total assets allocated to that class of shares,
(2) subtracting the liabilities and expenses charged to that class (3) dividing that amount by the total number of shares of that class outstanding.

The Funds calculate NAV as of the close of business on the NYSE, normally 4:00 p.m. (Eastern time).

If the New York Stock Exchange closes early, the Funds will accelerate their calculation of NAV and transaction deadlines to that time.

The NAV of each Fund (other than the Money Market Funds) is generally based on the market value of the securities held in the Fund. If market values are not available, the fair value of securities is determined in good faith by, or using procedures approved by, the Boards of Directors/Trustees of the Funds.

In determining each Money Market Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value.

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. A Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Funds' Boards of Directors/Trustees.

Foreign securities may trade in their primary markets on weekends or other days when a Fund does not price its shares. Therefore, the value of a Fund's portfolio may change on days when shareholders will not be able to buy or sell their shares.

Distributions
--------------------------------------------------------------------------------

As a shareholder you are entitled to your share of a Fund's net income and gains on its investments. The Funds pass substantially all of its earnings along to its shareholders as distributions. When the Funds earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

Balanced Fund, Equity Income Fund, Small Company Growth Fund and International Bond Fund

These Funds pay dividends, if any, quarterly.

Bio(Tech)/2/ Fund, Digital Economy Fund, Focus Growth Fund, Future Technology Fund, Growth Opportunities Fund, NetNet Fund, Framlington Emerging Markets Fund, Framlington Global Financial Services Fund, Framlington Healthcare Fund, Framlington International Growth Fund, International Equity Fund, International NetNet Fund, Micro-Cap Equity Fund, Multi-Season Growth Fund and Small-Cap Value Fund

These Funds pay dividends, if any, at least annually.

Bond Fund, Intermediate Bond Fund, U.S. Government Income Fund, Michigan Tax-Free Bond Fund, Tax-Free Bond Fund, Tax-Free Short-Intermediate Bond Fund and Real Estate Equity Investment Fund

These Funds pay dividends, if any, monthly.

Cash Investment Fund, Tax-Free Money Market Fund, Money Market Fund and U.S. Treasury Money Market Fund

Dividend distributions are declared daily and paid monthly.

All Funds

All Funds distribute their net realized capital gains, if any, at least annually.

It is possible that a Fund may make a distribution in excess of the Fund's earnings and profits. You will treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You will treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

Each Fund will pay distributions in additional shares of that Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Funds by calling (800) 438-5789.

Federal Tax Considerations
--------------------------------------------------------------------------------

Investments in a Fund may have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Funds and about other potential tax liabilities, including backup withholding for certain taxpayers and about tax aspects of dispositions of shares of the Funds, is contained in the Statement of Additional Information. You should consult your tax adviser about your own particular tax situation.

Taxes On Distributions

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. The Tax-Free Funds and the Tax-Free Money Market Fund expect that a portion of their dividend distributions will be exempt from federal income tax. Shareholders not subject to tax on their income, generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Funds will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

Taxes On Sales Or Exchanges

If you sell shares of a Fund or exchange them for shares of another Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale or an exchange will result in a taxable gain.

Other Considerations

If you buy shares of a Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Funds must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

Management
--------------------------------------------------------------------------------

Investment Advisors And Sub-Advisor

Munder Capital Management ("MCM"), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of each Fund other than International Equity Fund. World Asset Management ("World"), 255 East Brown Street, Birmingham, Michigan 48009, is the investment advisor of the International Equity Fund. World is a wholly-owned subsidiary of MCM. As of June 30, 2000, MCM and its affiliates had approximately $57.8 billion in assets under management, of which $36.4 billion were invested in equity securities, $7 billion were invested in money market or other short-term instruments, $5.5 billion were invested in other fixed income securities, $2.2 billion were invested in balanced investments and $6.7 billion were invested in non-discretionary assets. As of June 30, 2000, World had approximately $22.0 billion in assets under management, of which $17.2 billion were invested in domestic equity securities, $4.2 billion were invested in international equity securities and $600 million were invested in other fixed income securities.

Framlington Overseas Investment Management Limited ("Framlington"), an affiliate of MCM, is the sub-advisor of the Framlington Funds, the Bio(Tech)/2/ Fund and the International NetNet Fund.

The advisors provide overall investment management for their respective Funds. Except for the Framlington Funds, the Bio(Tech)/2/ Fund and the International NetNet Fund, the advisors provide all research and credit analysis and are responsible for all purchases and sales of portfolio securities.

Framlington provides research and credit analysis for each of the Framlington Funds and is responsible for making all purchases and sales of portfolio securities for each of the Framlington Funds other than the Framlington Global Financial Services Fund. MCM and Framlington each manage a portion of the assets of the Framlington Global Financial Services Fund.

Framlington provides foreign research and credit analysis for the Framlington Global Financial Services Fund and the International NetNet Fund and is responsible for making all purchases and sales of foreign portfolio securities. Framlington is responsible for the allocation of the Framlington Global Financial Services Fund's assets among countries. To the extent the Funds invests in domestic securities, MCM provides research and credit analysis and is responsible for making all purchases and sales of domestic portfolio securities.

MCM and Framlington provide research and credit analysis and are responsible for purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2000, each Fund paid an advisory fee at an annual rate based on the average daily net assets of the Fund (after waivers, if any) as follows:

Balanced Fund....................... 0.65%
Equity Income Fund.................. 0.75%
Focus Growth Fund................... 0.75%
Future Technology Fund.............. 1.00%
Growth Opportunities Fund........... 0.75%
International NetNet Fund........... 1.25%
International Equity Fund........... 0.75%
Micro-Cap Equity Fund............... 1.00%
Multi-Season Growth Fund............ 0.75%
NetNet Fund......................... 1.00%
Real Estate Equity Investment Fund.. 0.74%
Small-Cap Value Fund................ 0.75%
Small Company Growth Fund........... 0.75%
Framlington Emerging Markets Fund... 1.25%
Framlington Global Financial Serv-
 ices Fund.......................... 0.75%
Framlington Healthcare Fund......... 1.00%
Framlington International Growth
 Fund............................... 1.00%
Bond Fund........................... 0.50%
Intermediate Bond Fund.............. 0.50%
International Bond Fund............. 0.50%
U.S. Government Income Fund......... 0.50%
Michigan Tax-Free Bond Fund......... 0.50%
Tax-Free Bond Fund.................. 0.50%
Tax-Free Short-Intermediate Bond
 Fund............................... 0.50%
Cash Investment Fund................ 0.35%
Money Market Fund................... 0.40%
Tax-Free Money Market Fund.......... 0.35%
U.S. Treasury Money Market Fund..... 0.35%

Because MCM voluntarily agreed to waive a portion of its fees for the Multi-Season Growth Fund, the payment shown above for that Fund was less than the contractual advisory fees of 1.00% of the first $500 million of the Multi-Season Growth Fund's average daily net assets and .75% of the Fund's average daily net assets over $500 million.

MCM is entitled to a fee equal to: 1.25% annually of the average daily net assets of the Bio(Tech)/2/ Fund and .75% annually of the average daily net assets of the Digital Economy Fund.

MCM may, from time to time, make payments to banks, broker-dealers, financial advisors or other financial institutions for certain services to the Funds and/or their shareholders, including sub-administration, sub-transfer agency and shareholder servicing. MCM may make such payments out of its own resources and there are no additional costs to the Funds or their shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Funds for providing shareholder services to its customers who own shares of the Funds.

Performance Information. The tables below contain performance information for certain Funds created through the conversion of a common or collective trust fund which had investment objectives and policies materially similar to those of the corresponding Funds. Immediately before and after the conversion, the same person managed both the common or collective trust fund and the corresponding Fund.

The table for each Fund:

 . includes the average annual total returns of the common or collective trust fund and the average annual total returns of the corresponding Fund linked together;

 . assumes that net investment income and dividends have been reinvested;

 . assumes that the common or collective trust fund paid the same levels of fees and expenses as the corresponding Fund currently pays;

 . does not reflect any potential negative impact on the common and collective trust funds' performance if they had been subjected to the same regulatory restrictions (the 1940 Act and the Internal Revenue Code) as the corresponding Fund; and

 . indicates past performance only and does not predict future results.

                         Munder
                         Small
                        Company
                         Growth   Russell
Period Ended              Fund     2000
June 30, 2000          (Class Y)* Index**
-------------          ---------- -------
1 Year................   20.63%   14.33%
3 Years...............    6.67%   10.57%
5 Years...............   16.56%   14.27%
10 Years..............   15.49%   13.56%

--------
   * Converted from collective trust fund to mutual fund on December 1, 1991. ** Russell 2000 Index performance shows total return in U.S. dollars but does not reflect the deduction of fees, expenses and taxes. Source: Lipper Analytical Services, Inc.

                                 FT/S&P
                     Munder     Actuaries
                  International   World
Period Ended       Equity Fund  Index ex.
June 30, 2000      (Class Y)*    U.S.**
-------------     ------------- ---------
1 Year...........    23.79%      18.59%
3 Years..........    12.91%       9.87%
5 Years..........    14.12%      11.29%
Inception on
 September 30,
 1990............    12.08%      10.84%

--------
   * Converted from collective trust fund to mutual fund on December 1, 1991. ** FT/S&P Actuaries World Index ex. U.S. performance shows total return in
     U.S. dollars but does not reflect the deduction of fees, expenses and taxes. Source: Ibbotson Associates, Inc.

                                Lehman
                               Brothers
                     Munder   Gov't/Corp.
Period Ended       Bond Fund     Bond
June 30, 2000      (Class Y)*   Index**
-------------      ---------- -----------
1 Year............   2.83%       4.31%
3 Years...........   5.10%       6.03%
5 Years...........   5.38%       6.10%
10 Years..........   6.80%       7.84%

--------
   * Converted from collective trust fund to mutual fund on December 1, 1991. ** Lehman Brothers Government/Corporate Bond Index performance shows total return in U.S. dollars but does not reflect the deduction of fees, expenses and taxes. Source: Lipper Analytical Services, Inc.

                     Munder
                      U.S.      Lehman
                   Government  Brothers
                     Income   Gov't/Corp.
Period Ended          Fund       Bond
June 30, 2000      (Class Y)*   Index**
-------------      ---------- -----------
1 Year............   4.00%       4.31%
3 Years...........   5.39%       6.03%
5 Years...........   5.70%       6.10%
10 Years..........   7.31%       7.84%

--------
   * Converted from collective trust fund to mutual fund on July 5, 1994.
  ** Lehman Brothers Government/Corporate Bond Index performance shows total return in U.S. dollars but does not reflect the deduction of fees, expenses and taxes. Source: Lipper Analytical Services, Inc.

                                                                       Lehman
                                                          Munder      Brothers
                                                       Intermediate Intermediate
Period Ended                                            Bond Fund    Gov't/Bond
June 30, 2000                                           (Class Y)*    Index**
-------------                                          ------------ ------------
1 Year................................................    4.06%        4.22%
3 Years...............................................    5.02%        5.63%
5 Years...............................................    6.19%        5.82%
10 Years..............................................    6.52%        7.28%

--------
   * Converted from collective trust fund to mutual fund on December 1, 1991. ** Lehman Brothers Intermediate Government/Corporate Bond Index performance shows total return in U.S. dollars but does not reflect the deduction of fees, expenses and taxes. Source: Lipper Analytical Services, Inc.

                                                              Munder
                                                             Tax-Free   Lehman
                                                             Bond Fund  20-Year
Period Ended                                                  (Class   Muni Bond
June 30, 2000                                                   Y)*     Index**
-------------                                                --------- ---------
1 Year......................................................   2.98%     3.56%
3 Years.....................................................   4.20%     5.09%
5 Years.....................................................   5.07%     6.32%
10 Years....................................................   6.46%      N/A

--------
   * Converted from common trust fund to mutual fund on July 21, 1994.
  ** Lehman 20-Year Municipal Bond Index performance shows total return in U.S.
     dollars but does not reflect the deduction of fees, expenses and taxes.
     Source: Lipper Analytical Services, Inc.

Indices
The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and the NASDAQ.

The FT/S&P Actuaries World Index ex. U.S. is an unmanaged index used to portray the global equity market excluding the U.S. The Index is weighted based on the market capitalization of those stocks selected to represent each country and includes gross reinvestment of dividends.

The Lehman Brothers Government/Corporate Bond Index is a weighted composite of
(i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-Federal corporations, and corporate debt guaranteed by the U.S. Government and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.

The Lehman Brothers Intermediate Government/Corporate Bond Index is a weighted composite of (i) Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-Federal corporations and corporate debt guaranteed by the U.S. Government with a maturity of between one and ten years and (ii) Lehman Brothers Corporate Bond Index.

The Lehman Brothers 20-Year Municipal Bond Index is a performance benchmark for the long-term investment-grade tax-exempt bond market.

Portfolio Managers

Balanced Fund, Digital Economy Fund, Focus Growth Fund, Future Technology Fund, Growth Opportunities Fund, NetNet Fund, Small-Cap Value Fund And Small Company Growth Fund

A team of professional portfolio managers employed by MCM makes investment decisions for the Funds.

Bio(Tech)/2/ Fund and International NetNet Fund

A team of professional portfolio managers employed by MCM and Framlington makes investment decisions for the Fund.

Equity Income Fund

Otto Hinzmann, Jr. and Geoffrey A. Wilson jointly manage the Fund. Mr. Hinzmann, Vice President and Director of Equity Management of MCM or of Old MCM, Inc. ("Old MCM"), the predecessor to MCM, since January 1987, has been the Fund's portfolio manager since February 1995. Mr. Wilson, Senior Portfolio Manager of MCM, has managed the Fund since August 1999. Mr. Wilson has managed individual, foundation and endowment portfolios in MCM's Private Management Group since 1985.

International Equity Fund

Theodore Miller and Brian Kozeliski jointly manage the Fund. Mr. Miller, Director of International Investments of World since 1997, has managed the Fund since October 1995. Mr. Kozeliski, a portfolio manager of World, has jointly managed the Fund since October, 2000. Prior to joining World in 1999, Mr. Kozeliski was a business analyst at Continental Promotion Group (1998-1999), a web page administrator at American Graduate School of Int'l Management (1997-
1998) and a customer support manager for Sykes Enterprises Inc. (1995-1997).

Micro-Cap Equity Fund

Carl Wilk and Jeffrey Schwartz jointly manage the Fund. Mr. Wilk, Senior Portfolio Manager of MCM, has been the Fund's portfolio manager since its inception. He is also on the management committee for the Small Company Growth Fund. Prior to joining MCM in 1995, he was a Senior Equity Research Analyst at Woodbridge Capital Management. Mr. Schwartz, Senior Portfolio Manager of MCM, has been the Fund's portfolio manager since April 1998. He is also on the management committee of the Small Company Growth Fund. Mr. Schwartz joined MCM in 1992.

Multi-Season Growth Fund

Leonard J. Barr II and John Richardson jointly manage the Fund. Mr. Barr, Senior Vice President and Director of Research of MCM, has been the Fund's portfolio manager since the Fund's inception in April 1993. Mr. Richardson has managed the Fund since August 1999. Mr. Richardson, Senior Partner & Director of Equity Portfolio Management, has managed equity and balanced portfolios since joining MCM in 1985.

Real Estate Equity Investment Fund

Robert E. Crosby is manager of the Real Estate Equity Investment Fund. Mr. Crosby has managed the Fund since March 1998 and was the Fund's primary analyst from 1996-1998. Mr. Crosby serves as portfolio manager for separately managed institutional accounts, and has been with MCM since 1993.

Framlington Emerging Markets Fund

A team of professional portfolio managers employed by Framlington makes investment decisions for the Fund. William Calvert heads the team. Mr. Calvert has been employed by Framlington since 1997. Prior to that he was employed by Edmond de Rothschild Securities.

Framlington Global Financial Services Fund

A team of professional managers employed by MCM or Framlington makes decisions for the Fund.

Framlington Healthcare Fund

Antony Milford, head of the Specialist Desk for Framlington, has been the Fund's primary portfolio manager since the Fund's inception. Mr. Milford has managed funds for Framlington since 1971.

Framlington International Growth Fund

A team of professional portfolio managers employed by Framlington makes investment decisions for the Fund. Simon Key, Chief Investment Officer of Framlington, heads the team. Mr. Key has managed funds for Framlington since 1989.

Bond Fund, Intermediate Bond Fund and U.S. Government Income Fund

Anne K. Kennedy and Peter G. Root jointly manage the Bond Fund, the Intermediate Bond Fund and U.S. Government Income Fund. Ms. Kennedy, Vice President and Director of Portfolio Management of MCM or of Old MCM, the predecessor to MCM since 1991, has managed the Bond Fund and the U.S. Government Income Fund since January 2000 and the Intermediate Bond Fund since March 1995. Mr. Root, Vice President and Chief Investment Officer of Fixed Income of MCM since March 1995, has managed the Bond Fund and Intermediate Bond Fund since January 2000 and the U.S. Government Income Fund since March 1995. Mr. Root joined Old MCM in 1991.

International Bond Fund

Sharon E. Fayolle and Peter G. Root jointly manage the International Bond Fund. Ms. Fayolle, Vice President and Director of Money Market Trading for MCM or Old MCM, has managed the Fund since 1996. Prior to that she managed an international portfolio for Ford Motor Company. Mr. Root, Vice President and Chief Investment Officer of Fixed Income of MCM since March 1995, has managed the Fund since January 2000. Mr. Root joined Old MCM in 1991.

Michigan Tax-Free Bond Fund, Tax-Free Bond Fund And Tax-Free Short-Intermediate Bond Fund

Talmadge D. Gunn and Roger A. Soderstrom jointly manage the Tax-Free Funds. Mr. Gunn, Vice President and Director of Tax-Exempt Trading of MCM since 1993, has managed the Funds since their inception. Mr. Soderstrom, a Senior Portfolio Manager with MCM since 1997, has managed the Funds since August 1999. Prior to joining MCM in 1997, Mr. Soderstrom managed the core fixed income portfolio at Foremost Corporation of America (1987-1997).

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights table is intended to help shareholders understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Funds' operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent auditors.The independent auditor's report along with each Fund's financial statements, are included in the annual reports of the Funds, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual reports without charge by calling (800) 438-5789.

                                               Balanced Fund(a)
                          ------------------------------------------------------------
                                        Year     Year       Year       Year
                          Year Ended   Ended     Ended     Ended      Ended
                          6/30/00(d) 6/30/99(d) 6/30/98  6/30/97(d) 6/30/96(d)
                          ---------- ---------- -------  ---------- ----------
Net asset value,
 beginning of period....    $12.98    $ 13.48   $ 13.01   $ 12.35    $ 10.77
                            ------    -------   -------   -------    -------
Income from investment
 operations:
Net investment income...      0.18       0.26      0.37      0.31       0.30
Net realized and
 unrealized gain/(loss)
 on investments.........      2.39       1.02      1.62      1.31       1.55
                            ------    -------   -------   -------    -------
Total from investment
 operations.............      2.57       1.28      1.99      1.62       1.85
                            ------    -------   -------   -------    -------
Less distributions:
Dividends from net
 investment income......     (0.18)     (0.26)    (0.35)    (0.30)     (0.27)
Distributions from net
 realized gains.........     (3.23)     (1.52)    (1.17)    (0.66)         -
                            ------    -------   -------   -------    -------
Total distributions.....     (3.41)     (1.78)    (1.52)    (0.96)     (0.27)
                            ------    -------   -------   -------    -------
Net asset value, end of
 period.................    $12.14    $ 12.98   $ 13.48   $ 13.01    $ 12.35
                            ======    =======   =======   =======    =======
Total return (b)........     27.33%     11.21%    16.23%    13.91%     17.35%
                            ======    =======   =======   =======    =======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)......    $5,430    $15,816   $47,215   $70,314    $57,637
Ratio of operating
 expenses to average net
 assets.................      1.01%      0.97%     0.92%     0.97%      0.90%
Ratio of net investment
 income to average net
 assets.................      1.58%      2.09%     2.66%     2.55%      2.54%
Portfolio turnover rate.       176%       116%       79%      125%       197%
Ratio of operating
 expenses to average net
 assets without waivers.      1.01%      0.97%     0.92%     0.97%      1.01%

--------
(a) The Munder Balanced Fund Class Y Shares commenced operations on April 13, 1993.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Annualized.
(d) Per Share numbers have been calculated using average shares method.

                           Focus Growth
                             Fund (a)
                          -----------------
                           Year      Year
                           Ended     Ended
                          6/30/00   6/30/99
                          -------   -------
Net asset value,
 beginning of period....  $ 12.43   $ 10.00
                          -------   -------
Income from investment
 operations:
Net investment loss.....    (0.05)    (0.02)
Net realized and
 unrealized gain on
 investments............     2.27      2.47
                          -------   -------
Total from investment
 operations.............     2.22      2.45
                          -------   -------
Less distributions:
Distributions in excess
 of net investment
 income.................      --      (0.02)
Distributions from net
 realized gains.........    (0.77)      --
                          -------   -------
Total distributions.....    (0.77)    (0.02)
                          -------   -------
Net asset value, end of
 period.................  $ 13.88   $ 12.43
                          =======   =======
Total return (b)........    19.71%    24.50%
                          =======   =======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)......  $13.247   $13,011
Ratio of operating
 expenses to average net
 assets.................     1.16%     1.65%(c)
Ratio of net investment
 loss to average net
 assets.................    (0.40)%  (0.33)%(c)
Portfolio turnover rate.      130%      107%

--------
(a) The Munder Focus Growth Fund commenced operations on November 11, 1998.
(b) Total return represents aggregate total return for the period indicated.
(c) Annualized.

                                          Equity Income Fund(a)
                             --------------------------------------------------
                                Year     Year     Year       Year       Year
                               Ended     Ended    Ended     Ended      Ended
                             6/30/00(c) 6/30/99  6/30/98  6/30/97(c) 6/30/96(c)
                             ---------- -------  -------  ---------- ----------
Net asset value, beginning
 of period..................  $ 15.00   $ 15.64  $ 15.23   $ 13.05    $ 11.14
                              -------   -------  -------   -------    -------
Income from investment
 operations:
Net investment income.......     0.21      0.25     0.32      0.35       0.35
Net realized and/or
 unrealized gain on
 investments................   (2.59)      0.72     2.97      3.14       1.98
                              -------   -------  -------   -------    -------
Total from investment
 operations.................   (2.38)      0.97     3.29      3.49       2.33
                              -------   -------  -------   -------    -------
Less distributions:
Dividends from net
 investment income..........    (0.03)    (0.22)   (0.32)    (0.35)     (0.33)
Distributions from net
 realized gains.............    (0.57)    (1.39)   (2.56)    (0.96)     (0.09)
                              -------   -------  -------   -------    -------
Total distributions.........    (0.78)    (1.61)   (2.88)    (1.31)     (0.42)
                              -------   -------  -------   -------    -------
Net asset value, end of
 period.....................  $ 11.84   $ 15.00  $ 15.64   $ 15.23    $ 13.05
                              =======   =======  =======   =======    =======
Total return (b)............  (16.28)%     7.22%   23.32%    28.43%     21.26%
                              =======   =======  =======   =======    =======
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's).................  $73,435   $39,368  $34,840   $29,674    $20,464
Ratio of operating expenses
 to average net assets......     0.98%     0.96%    0.94%     0.95%      0.96%
Ratio of net investment
 income to average net
 assets.....................     1.62%     1.69%    2.03%     2.53%      2.81%
Portfolio turnover rate.....       91%       50%      73%       62%        37%
Ratio of operating expenses
 to average net assets
 without waivers and/or
 expenses reimbursed........     0.98%     0.96%    0.94%     0.95%      1.03%

--------
(a) The Munder Equity Income Fund Class Y Shares commenced operations on July 5, 1994.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Per share numbers have been calculated using the average shares method.

                                               Growth Opportunities
                                                     Fund(a)
                                             ------------------------------
                                               Year      Year       Period
                                              Ended      Ended       Ended
                                             6/30/00    6/30/99     6/30/98
                                             --------   -------     -------
Net asset value, beginning of period........ $  10.85   $ 10.02     $ 10.00
                                             --------   -------     -------
Income from investment operations:
Net investment income.......................    (0.03)    (0.02)       0.01
Net realized and/or unrealized gain on
 investments................................     4.87      0.85        0.01
                                             --------   -------     -------
Total from investment operations............     4.84      0.83        0.02
                                             --------   -------     -------
Less distributions:
Distributions from net realized gains.......    (0.22)    (0.00)(d)     --
                                             --------   -------     -------
Total distributions.........................    (0.22)    (0.00)(d)     --
                                             --------   -------     -------
Net asset value, end of period.............. $  15.47   $ 10.85     $ 10.02
                                             ========   =======     =======
Total return (b)............................    45.67%     8.44%       0.20%
                                             ========   =======     =======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)........ $ 13,024   $ 3,434     $ 1,573
Ratio of operating expenses to average net
 assets.....................................     1.18%     1.18%       1.15%(c)
Ratio of net investment income to average
 net assets.................................    (0.44)%   (0.28)%      3.18%(c)
Portfolio turnover rate.....................      128%      122%          0%
Ratio of operating expenses to average net
 assets without waivers and/or expenses
 reimbursed.................................     1.23%     1.66%       1.16%(c)

--------
(a) The Munder Growth Opportunities Fund Class Y Shares commenced operations on June 24, 1998.
(b) Total return represents aggregate total return for the period indicated.
(c) Annualized.
(d) Amount represents less than $0.01 per share.

                                       International Equity Fund(a)
                           -----------------------------------------------------
                              Year       Year      Year       Year       Year
                             Ended      Ended     Ended      Ended      Ended
                           6/30/00(c) 6/30/99(c) 6/30/98   6/30/97(c) 6/30/96(c)
                           ---------- ---------- --------  ---------- ----------
Net asset value,
 beginning of period.....   $ 16.32    $ 15.10   $  15.80   $  15.15   $ 13.45
                            -------    -------   --------   --------   -------
Income from investment
 operations:
Net investment income....      0.30       0.19       0.19       0.18      0.19
Net realized and
 unrealized gain/(loss)
 on investments..........      3.44       1.46       0.33       2.32      1.64
                            -------    -------   --------   --------   -------
Total from investment
 operations..............      3.74       1.65       0.52       2.50      1.83
                            -------    -------   --------   --------   -------
Less distributions:
Dividends from net
 investment income.......     (0.31)     (0.20)     (0.22)     (0.26)    (0.13)
Distributions from net
 realized gains..........       --       (0.23)     (1.00)     (1.59)      --
Distributions from
 capital.................     (1.59)       --         --         --        --
                            -------    -------   --------   --------   -------
Total distributions......     (1.90)     (0.43)     (1.22)     (1.85)    (0.13)
                            -------    -------   --------   --------   -------
Net asset value, end of
 period..................   $ 18.16    $ 16.32   $  15.10   $  15.80   $ 15.15
                            =======    =======   ========   ========   =======
Total return (b).........     23.79%     11.30%      4.48%     18.35%    13.63%
                            =======    =======   ========   ========   =======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)..............   $79,520    $98,681   $102,081   $107,831   $89,435
Ratio of operating
 expenses to average net
 assets..................      1.05%      1.04%      1.00%      1.01%     1.01%
Ratio of net investment
 income to average net
 assets..................      1.69%      1.32%      1.28%      1.23%     1.32%
Portfolio turnover rate..        18%        23%        41%        46%       75%
Ratio of operating
 expenses to average net
 assets without waivers..      1.05%      1.04%      1.00%      1.01%     1.08%

--------
(a) The Munder International Equity Fund Class Y Shares commenced operations on December 1, 1991.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Per share numbers have been calculated using the average shares method.

                                                     International
                                                        NetNet
                                                        Fund(a)
                                                     -------------
                                                     Period Ended
                                                      6/30/00(d)
                                                     -------------   --- --- ---
Net asset value, beginning of period...............     $10.00
                                                        ------       --- --- ---
Income from investment operations:
Net investment loss................................      (0.01)
Net realized and unrealized gain on investments....      (1.09)
                                                        ------       --- --- ---
Total from investment operations...................      (1.10)
                                                        ------       --- --- ---
Net asset value, end of period.....................     $ 8.90
                                                        ======       === === ===
Total return(b)....................................     (11.00)%
                                                        ======       === === ===
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)...............     $5,088
Ratio of operating expenses to average net assets..       1.83%(c)
Ratio of net investment loss to average net assets.      (0.35)%(c)
Portfolio turnover rate............................          6%

--------
(a) The Munder International NetNet Fund Class Y Shares commenced operations on April 11, 2000.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Annualized.
(d) Per share numbers have been calculated using the average shares method.

                                           Micro-Cap Equity Fund(a)
                                  ----------------------------------------------
                                     Year        Year        Year       Period
                                    Ended       Ended       Ended       Ended
                                  6/30/00(d)  6/30/99(d)  6/30/98(d)  6/30/97(d)
                                  ----------  ----------  ----------  ----------
Net asset value, beginning of
 period.........................   $ 18.27     $ 17.05     $ 12.83      $10.00
                                   -------     -------     -------      ------
Income from investment
 operations:
Net investment income/(loss)....     (0.25)      (0.14)      (0.13)      (0.03)
Net realized and unrealized gain
 on investments.................     10.95        1.66        4.99        2.86
                                   -------     -------     -------      ------
Total from investment
 operations.....................     10.70        1.52        4.86        2.83
                                   -------     -------     -------      ------
Less distributions:
Distributions from net realized
 gains..........................       --        (0.30)      (0.64)        --
                                   -------     -------     -------      ------
Total distributions.............       --        (0.30)      (0.64)        --
                                   -------     -------     -------      ------
Net asset value, end of period..   $ 28.97     $ 18.27     $ 17.05      $12.83
                                   =======     =======     =======      ======
Total return(b).................     58.57%       9.43%      38.19%      28.30%
                                   =======     =======     =======      ======
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's).........................   $22,737     $17,543     $15,337      $2,279
Ratio of operating expenses to
 average net assets.............      1.43%       1.28%       1.28%       1.25%(c)
Ratio of net investment income
 to average net assets..........     (1.02)%     (0.94)%     (0.72)%     (0.63)%(c)
Portfolio turnover rate.........       187%        184%        172%         68%
Ratio of operating expenses to
 average net assets without
 waivers and/or expenses
 reimbursed.....................      1.43%       1.39%       1.53%       7.65%(c)

--------
(a) The Munder Micro-Cap Equity Fund Class Y Shares commenced operations on December 26, 1996.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Annualized.
(d)Per share numbers have been calculated using the average shares method.

                                       Multi-Season Growth Fund(a)
                           -----------------------------------------------------
                              Year      Year       Year       Year       Year
                             Ended     Ended      Ended      Ended      Ended
                           6/30/00(c) 6/30/99   6/30/98(c) 6/30/97(c) 6/30/96(c)
                           ---------- --------  ---------- ---------- ----------
Net asset value,
 beginning of period.....   $  22.34  $  21.66   $  18.17   $  14.94   $  12.10
                            --------  --------   --------   --------   --------
Income from investment
 operations:
Net investment
 income/(loss)...........       0.02      0.04       0.05       0.08       0.09
Net realized and
 unrealized gain/(loss)
 on investments..........      (0.01)     2.25       4.38       3.94       3.22
                            --------  --------   --------   --------   --------
Total from investment
 operations..............       0.01      2.29       4.43       4.02       3.31
                            --------  --------   --------   --------   --------
Less distributions:
Dividends from net
 investment income.......        --      (0.03)     (0.02)     (0.04)     (0.07)
Distributions from net
 realized gains..........      (1.37)    (1.58)     (0.92)     (0.75)     (0.40)
                            --------  --------   --------   --------   --------
Total distributions......      (1.37)    (1.61)     (0.94)     (0.79)     (0.47)
                            --------  --------   --------   --------   --------
Net asset value at end of
 period..................   $  20.98  $  22.34   $  21.66   $  18.17   $  14.94
                            ========  ========   ========   ========   ========
Total return (b).........       0.50%    11.70%     25.28%     27.96%     27.85%
                            ========  ========   ========   ========   ========
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)..............   $250,523  $314,558   $332,156   $176,027   $130,129
Ratio of operating
 expenses to average net
 assets..................       0.99%     0.97%      0.96%      1.00%      1.01%
Ratio of net investment
 income/(loss) to average
 net assets..............       0.11%     0.17%      0.25%      0.50%      0.69%
Portfolio turnover rate..         44%       53%        34%        33%        54%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expenses
 reimbursed..............       1.17%     1.14%      1.14%      1.25%      1.26%

--------
(a) The Munder Multi-Season Growth Fund Class Y Shares commenced operations on August 16, 1993.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Per share numbers have been calculated using the average shares method.

                                                     NetNet Fund(a)
                                               -----------------------------
                                                Year        Year     Period
                                                Ended      Ended      Ended
                                               6/30/00   6/30/99(d)  6/30/98
                                               -------   ----------  -------
Net asset value, beginning of period.......... $ 44.57    $ 20.69    $17.07
                                               -------    -------    ------
Income from investment operations:
Net investment loss...........................   (0.55)     (0.20)    (0.01)
Net realized and unrealized gain/(loss) on
 investments..................................   26.81      24.27      3.63
                                               -------    -------    ------
Total from investment operations..............   26.26      24.07      3.62
                                               -------    -------    ------
Less distributions:
Distributions from net realized gains.........   (0.27)     (0.19)       --
                                               -------    -------    ------
Total distributions...........................   (0.27)     (0.19)       --
                                               -------    -------    ------
Net asset value at end of period.............. $ 70.56    $ 44.57    $20.69
                                               =======    =======    ======
Total return (b)..............................   59.35%    117.49%    20.97%
                                               =======    =======    ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's).......... $28,834    $12,672    $5,240
Ratio of operating expenses to average net
 assets.......................................    1.41%      1.34%     1.30%(c)
Ratio of net investment income/(loss) to
 average net assets...........................   (0.95)%    (0.70)%   (0.38)%(c)
Portfolio turnover rate.......................      21%        22%      165%
Ratio of operating expenses to average net
 assets without waivers and/or expenses
 reimbursed...................................    1.41%      1.34%     1.62%(c)

--------
(a) The Munder NetNet Fund Class Y Shares commenced operations on June 1, 1998.
(b) Total return represents aggregate total return for the period indicated.
(c) Annualized.
(d) Per share numbers have been calculated using the average shares method.

                                   Real Estate Equity Investment Fund(a)
                            -----------------------------------------------------
                               Year       Year        Year     Year
                              Ended      Ended       Ended     Ended   Year Ended
                            6/30/00(c) 6/30/99(c)  6/30/98(c) 6/30/97  6/30/96(c)
                            ---------- ----------  ---------- -------  ----------
Net asset value, beginning
 of period................   $ 12.80    $ 14.95     $ 14.40   $ 11.22   $ 10.09
                             -------    -------     -------   -------   -------
Income from investment
 operations:
Net investment
 income/(loss)............      0.59       0.60        0.68      0.51      0.47
Net realized and
 unrealized gain on
 investments..............     (0.55)     (1.62)       0.66      3.22      1.13
                             -------    -------     -------   -------   -------
Total from investment
 operations...............      0.04      (1.02)       1.34      3.73      1.60
                             -------    -------     -------   -------   -------
Less distributions:
Dividends from net
 investment income........     (0.59)     (0.64)      (0.65)    (0.51)    (0.47)
Distributions in excess of
 net investment income....       --         --          --      (0.01)      --
Distributions from net
 realized gains...........       --       (0.39)      (0.14)       --       --
Distributions from
 capital..................     (0.12)     (0.10)        --      (0.03)      --
                             -------    -------     -------   -------   -------
Total distributions.......     (0.71)     (1.13)      (0.79)    (0.55)    (0.47)
                             -------    -------     -------   -------   -------
Net asset value, end of
 period...................   $ 12.13    $ 12.80     $ 14.95   $ 14.40   $ 11.22
                             =======    =======     =======   =======   =======
Total return (b)..........      0.96%     (6.35)%      9.24%    33.79%    16.20%
                             =======    =======     =======   =======   =======
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's)...............   $55,645    $68,856     $82,611   $48,206   $19,125
Ratio of operating
 expenses to average net
 assets...................      1.08%      1.02%       1.03%     1.10%     1.00%
Ratio of net investment
 income to average net
 assets...................      5.15%      4.73%       4.40%     4.05%     4.50%
Portfolio turnover rate...        15%        22%         15%       15%       17%
Ratio of operating
 expenses to average net
 assets without waivers...      1.08%      1.02%       1.03%     1.13%     1.27%

--------
(a) The Munder Real Estate Equity Investment Fund Class Y Shares commenced operations on October 3, 1994.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Per share numbers have been calculated using the average shares method.

                                            Small-Cap Value Fund (a)
                                   ---------------------------------------------
                                      Year        Year        Year      Period
                                     Ended       Ended       Ended      Ended
                                   6/30/00(d)  6/30/99(d)  6/30/98(d) 6/30/97(d)
                                   ----------  ----------  ---------- ----------
Net asset value, beginning of
 period..........................   $ 13.13     $ 14.25     $ 12.04    $ 10.00
                                    -------     -------     -------    -------
Income from investment
 operations:
Net investment income/(loss).....      0.07        0.09        0.11       0.12
Net realized and unrealized gain
 on investments .................     (0.92)      (0.85)       2.84       1.96
                                    -------     -------     -------    -------
Total from investment operations.     (0.85)      (0.76)       2.95       2.08
                                    -------     -------     -------    -------
Less distributions:
Dividends from net investment
 income..........................     (0.08)      (0.09)      (0.10)     (0.04)
Dividends in excess of net
 investment income...............       --          --          --         --
Distributions from net realized
 gains...........................       --        (0.27)      (0.64)       --
                                    -------     -------     -------    -------
Total distributions..............     (0.08)      (0.36)      (0.74)     (0.04)
                                    -------     -------     -------    -------
Net asset value, end of period...   $ 12.20     $ 13.13     $ 14.25    $ 12.04
                                    =======     =======     =======    =======
Total return(b)..................     (6.45)%     (5.01)%     24.84%     20.86%
                                    =======     =======     =======    =======
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)..........................   $31,920     $59,432     $71,251    $18,271
Ratio of operating expenses to
 average net assets .............      1.06%       0.98%       1.02%      1.13%(c)
Ratio of net investment
 income/(loss) to average net
 assets .........................      0.56%       0.72%       0.81%      2.18%(c)
Portfolio turnover rate .........        76%         69%         53%        73%
Ratio of operating expenses to
 average net assets without
 waivers.........................      1.06%       0.98%       1.02%      1.26%(c)

--------
(a) The Munder Small-Cap Value Fund Class Y Shares commenced operations on December 26, 1996.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Annualized.
(d) Per share numbers have been calculated using the average shares method.

                                       Small Company Growth Fund(a)
                          ----------------------------------------------------------
                             Year        Year        Year        Year        Year
                            Ended       Ended       Ended       Ended       Ended
                          6/30/00(c)  6/30/99(c)  6/30/98(c)  6/30/97(c)  6/30/96(c)
                          ----------  ----------  ----------  ----------  ----------
Net asset value,
 beginning of period....   $  16.83    $  20.26    $  21.84    $  21.21    $  15.33
                           --------    --------    --------    --------    --------
Income from investment
 operations:
Net investment loss.....      (0.11)      (0.03)      (0.07)      (0.07)      (0.07)
Net realized and
 unrealized gain/(loss)
 on investments.........       3.57       (2.17)       2.60        3.69        7.19
                           --------    --------    --------    --------    --------
Total from investment
 operations.............       3.46       (2.20)       2.53        3.62        7.12
                           --------    --------    --------    --------    --------
Less distributions:
Dividends in excess of
 net investment income..        --        (0.02)        --          --          --
Distributions from net
 realized gains.........        --        (1.21)      (4.11)      (2.99)      (1.24)
                           --------    --------    --------    --------    --------
Total distributions.....        --        (1.23)      (4.11)      (2.99)      (1.24)
                           --------    --------    --------    --------    --------
Net asset value, end of
 period.................   $  20.29    $  16.83    $  20.26    $  21.84    $  21.21
                           ========    ========    ========    ========    ========
Total return (b)........      20.63%     (10.62)%     12.57%      19.26%      48.65%
                           ========    ========    ========    ========    ========
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)......   $122,547    $163,827    $209,081    $152,772    $107,492
Ratio of operating
 expenses to average net
 assets.................       1.01%       0.97%       0.95%       0.97%       0.96%
Ratio of net investment
 loss to average net
 assets.................      (0.64)%     (0.19)%     (0.32)%     (0.37)%     (0.41)%
Portfolio turnover rate.        158%        108%        123%         98%         98%
Ratio of operating
 expenses to average net
 assets without waivers.       1.01%       0.97%       0.95%       0.97%       1.03%

--------
(a) The Munder Small Company Growth Fund Class Y Shares commenced operations on December 1, 1991.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Per share numbers have been calculated using the average shares method.

                                                  Framlington
                                            Emerging Markets Fund(a)
                                    ------------------------------------------
                                     Year       Year       Year       Period
                                     Ended     Ended      Ended       Ended
                                    6/30/00  6/30/99(d) 6/30/98(d)  6/30/97(d)
                                    -------  ---------- ----------  ----------
Net asset value, beginning of
 period............................ $ 11.64   $  9.00    $ 12.92     $ 10.00
                                    -------   -------    -------     -------
Income from investment operations:
Net investment income/(loss).......    0.03      0.05       0.13        0.07
Net realized and unrealized
 gain/(loss) on investments........    1.03      2.59      (3.72)       2.88
                                    -------   -------    -------     -------
Total from investment operations...    1.06      2.64      (3.59)       2.95
                                    -------   -------    -------     -------
Less distributions:
Dividends from net investment
 income............................     --        --       (0.06)      (0.03)
Distributions from net realized
 gains.............................     --        --       (0.05)        --
Distributions in excess of net
 realized gains....................     --        --       (0.22)        --
                                    -------   -------    -------     -------
Total distributions................     --        --       (0.33)      (0.03)
                                    -------   -------    -------     -------
Net asset value, end of period..... $ 12.70   $ 11.64    $  9.00     $ 12.92
                                    =======   =======    =======     =======
Total return(b)....................    9.11%    29.33%    (28.12)%     29.51%
                                    =======   =======    =======     =======
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)............................ $19,896   $17,857    $14,332     $ 4,826
Ratio of operating expenses to
 average net assets................    1.73%     1.60%      1.64%       1.54%(c)
Ratio of net investment
 income/(loss) to average net
 assets............................    0.23%     0.64%      1.18%       1.39%(c)
Portfolio turnover rate............     177%      159%        94%         46%
Ratio of operating expenses to
 average net assets without
 expenses reimbursed...............    1.89%     1.87%      1.89%       5.18%(c)

--------
(a) The Munder Framlington Emerging Markets Fund, commenced operations on December 31, 1996.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Annualized.
(d) Per share numbers have been calculated using the average shares method.

                                                   Framlington Global
                                                   Financial Services
                                                         Fund(a)
                                                 ----------------------------
                                                  Year     Year       Period
                                                  Ended    Ended       Ended
                                                 6/30/00  6/30/99     6/30/98
                                                 -------  -------     -------
Net asset value, beginning of period............ $ 10.02  $10.19      $10.00
                                                 -------  ------      ------
Income from investment operations:
Net investment income/(loss)....................    0.11    0.10        0.01
Net realized and unrealized gain/(loss) on
 investments....................................    0.66   (0.23)(d)    0.18
                                                 -------  ------      ------
Total from investment operations................    0.77   (0.13)       0.19
                                                 -------  ------      ------
Less distributions:
Dividends from net investment income............   (0.17)  (0.04)        --
                                                 -------  ------      ------
Total distributions.............................   (0.17)  (0.04)        --
                                                 -------  ------      ------
Net asset value, end of period.................. $ 10.62  $10.02      $10.19
                                                 =======  ======      ======
Total return(b).................................    7.89%  (1.29)%      1.90%
                                                 =======  ======      ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)............ $ 4,466  $2,947      $1,834
Ratio of operating expenses to average net
 assets.........................................    1.25%   1.18%       1.14%(c)
Ratio of net investment income to average net
 assets.........................................    1.20%   1.16%       3.60%(c)
Portfolio turnover rate.........................      65%     75%          0%
Ratio of operating expenses to average net
 assets without expenses reimbursed.............    2.06%   2.45%       1.14%(c)

--------
(a) The Munder Framlington Global Financial Services Fund Class Y shares commenced operations on June 24, 1998.
(b) Total return represents aggregate total return for the period indicated.
(c) Annualized.
(d) The amount shown at this caption for each share outstanding throughout the period may not accord with the change in aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.

                                         Framlington Healthcare Fund(a)
                                    -----------------------------------------
                                                   Year       Year    Period
                                    Year Ended    Ended      Ended     Ended
                                    6/30/00(d)  6/30/99(d) 6/30/98(d) 6/30/97
                                    ----------  ---------- ---------- -------
Net asset value, beginning of
 period...........................   $ 10.50      $11.84     $10.89   $10.00
                                     -------      ------     ------   ------
Income from investment operations:
Net investment income/(loss)......     (0.13)      (0.11)     (0.11)   (0.03)
Net realized and unrealized
 gain/(loss) on investments.......     18.19       (1.13)      1.06     0.92
                                     -------      ------     ------   ------
Total from investment operations..     18.06       (1.24)      0.95     0.89
                                     -------      ------     ------   ------
Less distributions:
Dividends from net investment
 income...........................       --          --         --       --
Distributions from net realized
 gains............................       --        (0.08)       --       --
Distributions in excess of net
 realized gains...................       --        (0.02)       --       --
                                     -------      ------     ------   ------
Total distributions...............       --        (0.10)       --       --
                                     -------      ------     ------   ------
Net asset value, end of period....   $ 28.56      $10.50     $11.84   $10.89
                                     =======      ======     ======   ======
Total return(b)...................    171.74%     (10.42)%     8.72%    8.90%
                                     =======      ======     ======   ======
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)...........................   $15,989      $5,303     $5,458   $2,086
Ratio of operating expenses to
 average net assets...............      1.36%       1.36%      1.37%    1.30%(c)
Ratio of net investment loss to
 average net assets...............     (0.76)%     (1.03)%    (0.95)%  (0.70)%(c)
Portfolio turnover rate...........        60%         49%        47%      14%
Ratio of operating expenses to
 average net assets without
 expenses reimbursed..............      1.38%       1.67%      2.15%    7.08%(c)

--------
(a) The Munder Framlington Healthcare Fund commenced operations on December 31, 1996.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Annualized.
(d) Per share numbers have been calculated using the average shares method.

                                    Framlington International Growth Fund(a)
                                   --------------------------------------------
                                                  Year       Year      Period
                                   Year Ended    Ended      Ended      Ended
                                   6/30/00(d)  6/30/99(d) 6/30/98(d) 6/30/97(d)
                                   ----------  ---------- ---------- ----------
Net asset value, beginning of
 period..........................   $ 12.81     $ 11.94    $ 11.35    $ 10.00
                                    -------     -------    -------    -------
Income from investment
 operations:
Net investment income/(loss).....     (0.01)       0.01       0.05       0.07
Net realized and unrealized
 gain/(loss) on investments......      3.74        0.87       0.61       1.28
                                    -------     -------    -------    -------
Total from investment operations.      3.73        0.88       0.66       1.35
                                    -------     -------    -------    -------
Less distributions:
Dividends from net investment
 income..........................     (0.12)          -      (0.03)         -
Distributions in excess of net
 investment income...............     (0.07)          -          -          -
Distributions from net realized
 gains...........................     (0.54)      (0.01)     (0.03)         -
Distributions in excess of net
 realized gains..................         -           -      (0.01)         -
                                    -------     -------    -------    -------
Total distributions..............     (0.73)      (0.01)     (0.07)         -
                                    -------     -------    -------    -------
Net asset value, end of period...   $ 15.81     $ 12.81    $ 11.94    $ 11.35
                                    =======     =======    =======    =======
Total return(b)..................     29.34%       7.35%      5.86%     13.50%
                                    =======     =======    =======    =======
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)..........................   $73,916     $60,940    $64,643    $23,831
Ratio of operating expenses to
 average net assets..............      1.44%       1.36%      1.37%      1.30%(c)
Ratio of net investment
 income/(loss) to average net
 assets..........................     (0.09)%      0.08%      0.46%      1.26%(c)
Portfolio turnover rate..........        65%         66%        38%        15%
Ratio of operating expenses to
 average net assets without
 expenses reimbursed.............      1.46%       1.51%      1.57%      2.31%(c)

--------
(a) The Munder Framlington International Growth Fund Class Y Shares commenced operations on December 15, 1996.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Annualized.
(d) Per share numbers have been calculated using the average shares method.

                                               Bond Fund(a)
                            ---------------------------------------------------
                               Year       Year       Year      Year      Year
                              Ended      Ended      Ended     Ended     Ended
                            6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97   6/30/96
                            ---------- ---------- ---------- --------  --------
Net asset value, beginning
 of period................   $   9.62   $   9.99   $   9.58  $   9.53  $   9.70
                             --------   --------   --------  --------  --------
Income from investment
 operations:
Net investment income.....       0.59       0.60       0.61      0.63      0.64
Net realized and
 unrealized gain/(loss) on
 investments..............      (0.32)     (0.40)      0.39      0.03     (0.21)
                             --------   --------   --------  --------  --------
Total from investment
 operations...............       0.27       0.20       1.00      0.66      0.43
                             --------   --------   --------  --------  --------
Less distributions:
Dividends from net
 investment income........      (0.59)     (0.57)     (0.59)    (0.61)    (0.60)
Distributions from net
 realized capital gain....      (0.06)         -          -         -         -
                             --------   --------   --------  --------  --------
Total distributions.......      (0.65)     (0.57)     (0.59)    (0.61)    (0.60)
                             --------   --------   --------  --------  --------
Net asset value, end of
 period...................   $   9.24   $   9.62   $   9.99  $   9.58  $   9.53
                             ========   ========   ========  ========  ========
Total return(b)...........       2.94%      1.97%     10.72%     7.09%     4.50%
                             ========   ========   ========  ========  ========
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's)...............   $115,171   $200,753   $221,427  $113,493  $113,020
Ratio of operating
 expenses to average net
 assets...................       0.74%      0.72%      0.72%     0.71%     0.70%
Ratio of net investment
 income to average net
 assets...................       6.35%      6.02%      6.18%     6.59%     6.51%
Portfolio turnover rate...        205%       142%       222%      279%      507%
Ratio of operating
 expenses to average net
 assets without waivers...       0.74%      0.72%      0.72%     0.71%     0.79%

--------
(a) The Munder Bond Fund Class Y Shares commenced operations on December 1,
    1991.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Per share numbers have been calculated using the average shares method.

                                        Intermediate Bond Fund(a)
                           ----------------------------------------------------
                              Year       Year       Year       Year      Year
                             Ended      Ended      Ended      Ended     Ended
                           6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97(c) 6/30/96
                           ---------- ---------- ---------- ---------- --------
Net asset value,
 beginning of period.....   $   9.26   $   9.50   $   9.33   $   9.31  $   9.51
                            --------   --------   --------   --------  --------
Income from investment
 operations:
Net investment income....       0.54       0.54       0.57       0.57      0.60
Net realized and
 unrealized gain/(loss)
 on investments..........      (0.18)     (0.25)      0.16       0.03     (0.20)
                            --------   --------   --------   --------  --------
Total from investment
 operations..............       0.36       0.29       0.73       0.60      0.40
                            --------   --------   --------   --------  --------
Less distributions:
Dividends from net
 investment income.......      (0.54)     (0.53)     (0.56)     (0.58)    (0.60)
                            --------   --------   --------   --------  --------
Total distributions......      (0.54)     (0.53)     (0.56)     (0.58)    (0.60)
                            --------   --------   --------   --------  --------
Net asset value, end of
 period..................   $   9.08   $   9.26   $   9.50   $   9.33  $   9.31
                            ========   ========   ========   ========  ========
Total return (b).........       4.06%      3.08%      7.99%      6.60%     4.29%
                            ========   ========   ========   ========  ========
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)..............   $128,663   $193,396   $226,856   $161,606  $182,937
Ratio of operating
 expenses to average net
 assets..................       0.71%      0.70%      0.68%      0.68%     0.69%
Ratio of net investment
 income to average net
 assets..................       5.90%      5.63%      6.02%      6.16%     6.33%
Portfolio turnover rate..        130%       128%       194%       825%      494%
Ratio of operating
 expenses to average net
 assets without waivers..       0.71%      0.70%      0.68%      0.68%     0.77%

--------
(a) The Munder Intermediate Bond Fund Class Y Shares commenced operations on December 1, 1991.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Per share numbers have been calculated using the average shares method.

                                           International Bond Fund(a)
                                      --------------------------------------
                                         Year       Year     Year    Period
                                        Ended      Ended     Ended    Ended
                                      6/30/00(d) 6/30/99(d) 6/30/98  6/30/97
                                      ---------- ---------- -------  -------
Net asset value, beginning of period
 ...................................   $  9.77    $  9.68   $  9.83  $ 10.00
                                       -------    -------   -------  -------
Income from investment operations:
Net investment income...............      0.31       0.34      0.22     0.25
Net realized and unrealized
 gain/(loss) on investments.........     (0.24)      0.10     (0.11)   (0.34)
                                       -------    -------   -------  -------
Total from investment operations....      0.07       0.44      0.11    (0.09)
                                       -------    -------   -------  -------
Less distributions:
Dividends from net investment
 income.............................     (0.51)     (0.20)    (0.24)   (0.08)
Distributions from net realized
 gains..............................       --       (0.15)    (0.02)     --
                                       -------    -------   -------  -------
Total distributions ................     (0.51)     (0.35)    (0.26)   (0.08)
                                       -------    -------   -------  -------
Net asset value, end of period......   $  9.33    $  9.77   $  9.68  $  9.83
                                       =======    =======   =======  =======
Total return(b).....................      0.57%      4.21%     1.12%   (0.90)%
                                       =======    =======   =======  =======
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's).............................   $33,905    $51,193   $49,834  $51,679
Ratio of operating expenses to
 average net assets.................      0.91%      0.89%     0.86%    0.89%(c)
Ratio of net investment income to
 average net assets ................      3.20%      3.26%     3.78%    3.86%(c)
Portfolio turnover rate ............       138%        59%       81%      75%
Ratio of operating expenses to
 average net assets without waivers.      0.91%      0.89%     0.86%    0.93%(c)

--------
(a) The Munder International Bond Fund Class Y Shares commenced operations on October 2, 1996.
(b) Total return represents aggregate total return for the period indicated.
(c) Annualized.
(d) Per share numbers have been calculated using the average shares method.

                                   U.S. Government Income Fund(a)
                          --------------------------------------------------------
                             Year          Year     Year     Year          Year
                            Ended         Ended     Ended    Ended        Ended
                          6/30/00(c)    6/30/99(c) 6/30/98  6/30/97     6/30/96(c)
                          ----------    ---------- -------  -------     ----------
Net asset value,
 beginning of period ...   $ 10.03       $ 10.38   $ 10.09  $  9.98      $ 10.30
                           -------       -------   -------  -------      -------
Income from investment
 operations:
Net investment income...      0.62          0.62      0.62     0.68         0.74
Net realized and
 unrealized gain/(loss)
 on investments.........     (0.24)        (0.37)     0.36     0.07        (0.27)
                           -------       -------   -------  -------      -------
Total from investment
 operations.............      0.38          0.25      0.98     0.75         0.47
                           -------       -------   -------  -------      -------
Less distributions:
Dividends from net
 investment income......     (0.62)        (0.58)    (0.63)   (0.64)       (0.71)
Distributions from net
 realized gains.........     (0.00)(d)     (0.01)    (0.06)   (0.00)(d)    (0.08)
Distributions in excess
 of net realized gains..     (0.00)(d)     (0.01)        -        -            -
                           -------       -------   -------  -------      -------
Total distributions ....     (0.62)        (0.60)    (0.69)   (0.64)       (0.79)
                           -------       -------   -------  -------      -------
Net asset value, end of
 period.................   $  9.79       $ 10.03   $ 10.38  $ 10.09      $  9.98
                           =======       =======   =======  =======      =======
Total return (b) .......      4.00%         2.37%     9.97%    7.75%        4.58%
                           =======       =======   =======  =======      =======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)......   $32,453       $73,308   $70,842  $55,098      $46,695
Ratio of operating
 expenses to average net
 assets.................      0.72%         0.71%     0.69%    0.71%        0.72%
Ratio of net investment
 income to average net
 assets.................      6.32%         5.99%     6.25%    6.76%        7.17%
Portfolio turnover rate
 .......................        15%           23%       85%     130%         133%
Ratio of operating
 expenses to average net
 assets without waivers
 .......................      0.72%         0.71%     0.69%    0.71%        0.79%

--------
(a) The Munder U.S. Government Income Fund Class Y Shares commenced operations on July 5, 1994.
(b) Total return represents aggregate total return for the period indicated.
(c) Per share numbers have been calculated using the average shares method.
(d) Amount represents less than $0.01 per share.

                                       Michigan Tax-Free Bond Fund(a)
                              ----------------------------------------------------
                               Year       Year     Year       Year         Year
                               Ended     Ended     Ended     Ended        Ended
                              6/30/00  6/30/99(c) 6/30/98  6/30/97(c)   6/30/96(c)
                              -------  ---------- -------  ----------   ----------
Net asset value, beginning
 of period..................  $ 9.62     $10.06   $ 9.65     $ 9.35       $ 9.34
                              ------     ------   ------     ------       ------
Income from investment
 operations:
Net investment income.......    0.42       0.42     0.40       0.46         0.44
Net realized and unrealized
 gain/(loss) on investments.   (0.16)     (0.28)    0.47       0.29         0.07
                              ------     ------   ------     ------       ------
Total from investment
 operations.................    0.26       0.14     0.87       0.75         0.51
                              ------     ------   ------     ------       ------
Less distributions:
Dividends from net
 investment income..........   (0.42)     (0.42)   (0.44)     (0.45)       (0.50)
Distributions from net
 realized gains.............       -      (0.16)   (0.02)     (0.00)(d)        -
                              ------     ------   ------     ------       ------
Total distributions.........   (0.42)     (0.58)   (0.46)     (0.45)       (0.50)
                              ------     ------   ------     ------       ------
Net asset value, end of
 period.....................  $ 9.46     $ 9.62   $10.06     $ 9.65       $ 9.35
                              ======     ======   ======     ======       ======
Total return (b)............    2.84%      1.24%    9.17%      8.26%        5.51%
                              ======     ======   ======     ======       ======
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's).................  $1,363     $1,513   $1,011     $  652       $  204
Ratio of operating expenses
 to average net assets......    0.78%      0.75%    0.73%      0.63%        0.26%
Ratio of net investment
 income to average net
 assets.....................    4.39%      4.14%    4.54%      4.82%        5.26%
Portfolio turnover rate.....      13%        33%      34%        19%          31%
Ratio of operating expenses
 to average net assets
 without waivers............    0.78%      0.75%    0.73%      0.77%        0.84%

--------
(a) The Munder Michigan Tax-Free Bond Fund Class Y Shares commenced operations on January 3, 1994.
(b) Total return represents aggregate total return for the period indicated.
(c) Per share numbers have been calculated using the average shares method.
(d) Amount represents less than $0.01 per share.

                                             Tax-Free Bond Fund(a)
                                --------------------------------------------------
                                   Year     Year     Year       Year       Year
                                  Ended     Ended    Ended     Ended      Ended
                                6/30/99(c) 6/30/99  6/30/98  6/30/97(c) 6/30/96(c)
                                ---------- -------  -------  ---------- ----------
Net asset value, beginning of
 period.......................    $10.02   $10.73   $10.51     $10.34     $10.29
                                  ------   ------   ------     ------     ------
Income from investment
 operations:
Net investment income.........      0.44     0.45     0.52       0.50       0.49
Net realized and unrealized
 gain/(loss) on investments...     (0.16)   (0.32)    0.37       0.25       0.06
                                  ------   ------   ------     ------     ------
Total from investment
 operations...................      0.28     0.13     0.89       0.75       0.55
                                  ------   ------   ------     ------     ------
Less distributions:
Dividends from net investment
 income.......................     (0.44)   (0.45)   (0.51)     (0.50)     (0.49)
Distributions from net
 realized gains...............     (0.08)   (0.39)   (0.16)     (0.08)     (0.01)
                                  ------   ------   ------     ------     ------
Total distributions...........     (0.52)   (0.84)   (0.67)     (0.58)     (0.50)
                                  ------   ------   ------     ------     ------
Net asset value, end of
 period.......................    $ 9.78   $10.02   $10.73     $10.51     $10.34
                                  ======   ======   ======     ======     ======
Total return (b)..............      2.98%    1.08%    8.70%      7.40%      5.38%
                                  ======   ======   ======     ======     ======
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's).......................    $2,381   $2,827   $4,123     $3,946     $1,929
Ratio of operating expenses to
 average net assets...........      0.75%    0.73%    0.68%      0.70%      0.73%
Ratio of net investment income
 to average net assets........      4.51%    4.19%    4.85%      4.77%      4.67%
Portfolio turnover rate.......         6%      32%      61%        45%        15%
Ratio of operating expenses to
 average net assets without
 waivers......................      0.75%    0.73%    0.68%      0.70%      0.81%

--------
(a) The Munder Tax-Free Bond Fund Class Y Shares commenced operations on July 21, 1994.
(b) Total return represents aggregate total return for the period indicated.
(c) Per share numbers have been calculated using the average shares method.

                                Tax-Free Short-Intermediate Bond Fund(a)
                           ------------------------------------------------------
                              Year         Year     Year       Year       Year
                             Ended        Ended     Ended     Ended      Ended
                           6/30/00(c)   6/30/99(c) 6/30/98  6/30/97(c) 6/30/96(c)
                           ----------   ---------- -------  ---------- ----------
Net asset value,
 beginning of period ....    $10.22       $10.47   $10.42     $10.34     $10.37
                             ------       ------   ------     ------     ------
Income from investment
 operations:
Net investment income ...      0.40         0.41     0.45       0.44       0.45
Net realized and
 unrealized gain/(loss)
 on investments .........     (0.10)       (0.15)    0.14       0.11      (0.04)
                             ------       ------   ------     ------     ------
Total from investment
 operations..............      0.30         0.26     0.59       0.55       0.41
                             ------       ------   ------     ------     ------
Less distributions:
Dividends from net
 investment income.......     (0.41)       (0.41)   (0.45)     (0.44)     (0.44)
Distributions from net
 realized gains..........     (0.05)       (0.10)   (0.09)     (0.03)       --
Distributions in excess
 of net realized gains...      0.00 (d)      --       --         --         --
                             ------       ------   ------     ------     ------
Total distributions .....     (0.46)       (0.51)   (0.54)     (0.47)     (0.44)
                             ------       ------   ------     ------     ------
Net asset value, end of
 period..................    $10.06       $10.22   $10.47     $10.42     $10.34
                             ======       ======   ======     ======     ======
Total return (b) ........      3.04%        2.42%    5.70%      5.40%      3.95%
                             ======       ======   ======     ======     ======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)..............    $6,867       $7,095   $9,419     $7,511     $5,285
Ratio of operating
 expenses to average net
 assets..................      0.72%        0.71%    0.69%      0.68%      0.71%
Ratio of net investment
 income to average net
 assets..................      4.00%        3.88%    4.32%      4.21%      4.16%
Portfolio turnover rate .        15%          25%      27%        31%        20%
Ratio of operating
 expenses to average net
 assets without waivers .      0.72%        0.71%    0.69%      0.68%      0.79%

--------
(a) The Munder Tax-Free Short-Intermediate Bond Fund Class Y Shares commenced operations on December 17, 1992.
(b) Total return represents aggregate total return for the period indicated.
(c) Per share numbers have been calculated using the average shares method.
(d) Amount represents less than $0.01 per share.

                                         Cash Investment Fund(a)
                               ------------------------------------------------
                                 Year      Year      Year      Year      Year
                                Ended     Ended     Ended     Ended     Ended
                               6/30/00   6/30/99   6/30/98   6/30/97   6/30/96
                               --------  --------  --------  --------  --------
Net asset value, beginning of
 period......................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               --------  --------  --------  --------  --------
Income from investment
 operations:
Net investment income........     0.053     0.047     0.051     0.050     0.051
                               --------  --------  --------  --------  --------
Total from investment
 operations..................     0.053     0.047     0.051     0.050     0.051
                               --------  --------  --------  --------  --------
Less distributions:
Dividends from net investment
 income......................    (0.053)   (0.047)   (0.051)   (0.050)   (0.051)
                               --------  --------  --------  --------  --------
Total distributions..........    (0.053)   (0.047)   (0.051)   (0.050)   (0.051)
                               --------  --------  --------  --------  --------
Net asset value, end of
 period......................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               ========  ========  ========  ========  ========
Total return (b).............      5.39%     4.84%     5.30%     5.07%     5.27%
                               ========  ========  ========  ========  ========
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)......................  $197,156  $358,125  $327,417  $279,427  $317,825
Ratio of operating expenses
 to average net assets.......      0.55%     0.53%     0.51%     0.55%     0.53%
Ratio of net investment
 income to average net
 assets......................      5.26%     4.72%     5.17%     4.96%     5.13%
Ratio of operating expenses
 to average net assets
 without waivers.............      0.55%     0.53%     0.51%     0.55%     0.53%

--------
(a) The Munder Cash Investment Fund Class Y Shares commenced operations on March 14, 1990.
(b) Total return represents aggregate total return for the period indicated.

                                            Money Market Fund(a)
                                 ----------------------------------------------
                                  Year      Year     Year      Year      Year
                                  Ended    Ended     Ended    Ended     Ended
                                 6/30/00  6/30/99   6/30/98  6/30/97   6/30/96
                                 -------  --------  -------  --------  --------
Net asset value, beginning of
 period........................  $  1.00  $   1.00  $  1.00  $   1.00  $   1.00
                                 -------  --------  -------  --------  --------
Income from investment
 operations:
Net investment income..........    0.050     0.046    0.050     0.049     0.051
                                 -------  --------  -------  --------  --------
Total from investment
 operations....................    0.050     0.046    0.050     0.049     0.051
                                 -------  --------  -------  --------  --------
Less distributions:
Dividends from net investment
 income........................   (0.050)   (0.046)  (0.050)   (0.049)   (0.051)
                                 -------  --------  -------  --------  --------
Total distributions............   (0.050)   (0.046)  (0.050)   (0.049)   (0.051)
                                 -------  --------  -------  --------  --------
Net asset value, end of period.  $  1.00  $   1.00  $  1.00  $   1.00  $   1.00
                                 =======  ========  =======  ========  ========
Total return (b)...............     5.13%     4.71%    5.14%     4.97%     5.17%
                                 =======  ========  =======  ========  ========
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)........................  $27,942  $139,388  $68,689  $124,621  $223,396
Ratio of operating expenses to
 average net assets............     0.65%     0.62%    0.64%     0.64%     0.62%
Ratio of net investment income
 to average net assets.........     5.02%     4.55%    5.03%     4.86%     5.09%
Ratio of operating expenses to
 average net assets without
 waivers.......................     0.65%     0.62%    0.64%     0.64%     0.62%

--------
(a) The Munder Money Market Fund Class Y Shares commenced operations on August 18, 1993.
(b) Total return represents aggregate total return for the period indicated.

                                         Tax-Free Money Market Fund(a)
                                    -------------------------------------------
                                     Year     Year     Year     Year     Year
                                     Ended    Ended    Ended    Ended    Ended
                                    6/30/00  6/30/99  6/30/98  6/30/97  6/30/96
                                    -------  -------  -------  -------  -------
Net asset value, beginning of
 period...........................  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                    -------  -------  -------  -------  -------
Income from investment operations:
Net investment income.............    0.032    0.027    0.031    0.030    0.031
                                    -------  -------  -------  -------  -------
Total from investment operations..    0.032    0.027    0.031    0.030    0.031
                                    -------  -------  -------  -------  -------
Less distributions:
Dividends from net investment
 income...........................   (0.032)  (0.027)  (0.031)  (0.030)  (0.031)
                                    -------  -------  -------  -------  -------
Total distributions...............   (0.032)  (0.027)  (0.031)  (0.030)  (0.031)
                                    -------  -------  -------  -------  -------
Net asset value, end of period....  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                    =======  =======  =======  =======  =======
Total return (b)..................     3.20%    2.76%    3.13%    3.04%    3.16%
                                    =======  =======  =======  =======  =======
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)...........................  $16,541  $21,791  $20,397  $22,951  $25,594
Ratio of operating expenses to
 average net assets...............     0.56%    0.55%    0.54%    0.53%    0.53%
Ratio of net investment income to
 average net assets...............     3.14%    2.73%    3.08%    3.01%    3.14%
Ratio of operating expenses to
 average net assets without
 waivers..........................     0.56%    0.55%    0.54%    0.53%    0.55%

--------
(a) The Munder Tax-Free Money Market Fund Class Y Shares commenced operations on March 14, 1990.
(b) Total return represents aggregate total return for period indicated.

                                     U.S. Treasury Money Market Fund(a)
                                -----------------------------------------------
                                 Year                Year      Year      Year
                                 Ended   Year Ended  Ended    Ended     Ended
                                6/30/00  6/30/99(f) 6/30/98  6/30/97   6/30/96
                                -------  ---------- -------  --------  --------
Net asset value, beginning of
 period.......................  $  1.00   $  1.00   $  1.00  $   1.00  $   1.00
                                -------   -------   -------  --------  --------
Income from investment
 operations:
Net investment income.........    0.048     0.044     0.049     0.048     0.049
                                -------   -------   -------  --------  --------
Total from investment
 operations...................    0.048     0.044     0.049     0.048     0.049
                                -------   -------   -------  --------  --------
Less distributions:
Dividends from net investment
 income.......................   (0.048)   (0.044)   (0.049)   (0.048)   (0.049)
                                -------   -------   -------  --------  --------
Total distributions...........   (0.048)   (0.044)   (0.049)   (0.048)   (0.049)
                                -------   -------   -------  --------  --------
Net asset value, end of
 period.......................  $  1.00   $  1.00   $  1.00  $   1.00  $   1.00
                                =======   =======   =======  ========  ========
Total return (b)..............     4.92%     4.33%     5.00%     4.91%     5.02%
                                =======   =======   =======  ========  ========
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's).......................  $14,266   $33,967   $37,437  $233,549  $309,873
Ratio of operating expenses to
 average net assets...........     0.61%     0.58%     0.57%     0.54%     0.54%
Ratio of net investment income
 to average net assets........     4.80%     4.40%     4.92%     4.79%     4.89%
Ratio of operating expenses to
 average net assets without
 waivers......................     0.61%     0.58%     0.57%     0.54%     0.56%

--------
(a) The Munder U.S. Treasury Money Market Fund Class Y Shares commenced operations on March 14, 1990.
(b) Total return represents aggregate total return for the period indicated.

More information about the Funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Funds. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. In addition, you will also receive updated prospectuses or supplements to this prospectus. In order to eliminate duplicate mailings, the Funds will only send one copy of the above communications to (1) accounts with the same primary record owner, (2) joint tenant accounts, (3) tenant in common accounts and (4) accounts which have the same address.

STATEMENT OF ADDITIONAL INFORMATION

Provides more details about the Funds and their policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this prospectus)

        To Obtain Information:

        BY TELEPHONE

        Call 1-800-438-5789

        BY MAIL

        Write to:
        The Munder Funds
        c/o PFPC Global Fund Services
        P.O. Box 9701
        Providence, RI 02940-9701

        BY OVERNIGHT DELIVERY TO:

        The Munder Funds
        c/o PFPC Global Fund Services
        4400 Computer Drive
        Westborough, MA 01581

        ON THE INTERNET

        Text-only versions of fund documents can be viewed online or downloaded from:

                SECURITIES AND EXCHANGE COMMISSION
                http://www.sec.gov

        You can also obtain copies by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (phone 1-202-942-8090) or by sending your request and a duplicating fee to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov

        You may also find more information about the Funds on the Internet at: http://www.munderfunds.com


PROY00

SEC File Numbers: 811-7346, 811-5899, 811-7897

Application
for new accounts                                                [LOGO]

                                   Class Y &
                                   K shares

PLEASE MAIL YOUR COMPLETE
APPLICATION (printed or typed)
ALONG WITH YOUR CHECK TO:

        The Munder Funds
        c/o PFPC Global Fund Services
        P.O. Box 9701
        Providence, RI 02940

If you have questions regarding this application, please telephone the Transfer Agent at 1.800.438.5789

[ ]  New Account     [ ]  Change to an Existing Account ______________________

                           1.  ACCOUNT REGISTRATION

-------------------------------------------------------------------------------
Name                                    Social Security Number

-------------------------------------------------------------------------------
Joint Owner (if any)            (If Joint Tenancy, use Social Security Number
                                 of first joint owner)
OR

Uniform Transfer to Minor:
                                             for:
-------------------------------------------------------------------------------
Custodian Name (one custodian only)          Minor's Name (one minor only)


-------------------------------------------------------------------------------
State (Custodian's State of Residence)       Minor's Social Security Number

OR

[ ]  Trust    [ ]  Corporation    [ ]  Other (please specify)
                                                             ------------------

-------------------------------------------------------------------------------
Trust/Corporation Name


-------------------------------------------------------------------------------
Trust Date                                    Trust Identification Number


                             2.  MAILING  ADDRESS
     (address for reports, dividends, statements and redemption proceeds)

-------------------------------------------------------------------------------
Street                                                          Apt.

-------------------------------------------------------------------------------
City                  State         Zip Code               Telephone Number


Non-Resident Alien:   [ ] Yes   [ ] No   If Yes, Country of Residence

                             3. INITIAL INVESTMENT

Minimum investment for Class Y of $500,000. Please be sure to read the prospectus carefully before investing or sending money. You may request an additional prospectus by calling 1.800.438.5789.


NAME OF MUNDER FUND                              Fund Code       Class Y     Class K     Investment Amount
                                                                   000         100
                                                                   ---         ---
[ ] Munder Fund of Funds                            52             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder Balanced Fund                            14             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder Bio(Tech)/2/ Fund                        36             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder Digital Economy Fund                     35             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder Equity Income Fund                       18             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder Focus Growth Fund                        28             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder Future Technology Fund                   33             [ ]         N/A       $
                                                                                          -----------------
[ ] Munder Growth Opportunities Fund                32             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder Index 500 Fund                           06             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder International Equity Fund                07             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder International NetNet Fund                               [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder Micro-Cap Equity Fund                    29             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder Multi-Season Growth Fund                 20             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder NetNet Fund                              26             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder Real Estate Equity Investment Fund       21             [ ]         [ ]       $
    ($250,000 minimum investment for Class Y)                                             -----------------
[ ] Munder Small-Cap Value Fund                     30             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder Small Company Growth Fund                05             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder Framlington Emerging Mrkts. Fund         81             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder Framlington Global Fin'l Srvcs Fund      83             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder Framlington Healthcare Fund              82             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder Framlington Int'l. Growth Fund           80             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder Bond Fund                                09             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder Intermediate Bond Fund                   08             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder International Bond Fund                  25             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder Michigan Tax-Free Bond Fund              16             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder Tax-Free Bond Fund                       17             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder Tax-Free Short-Intrmd. Bond Fund         12             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder U.S. Government Income Fund              19             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder Cash Investment Fund                     01             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder Money Market Fund                        22             [ ]         N/A       $
                                                                                          -----------------
[ ] Munder Tax-Free Money Market Fund               02             [ ]         [ ]       $
                                                                                          -----------------
[ ] Munder U.S. Treasury Money Market Fund          03             [ ]         [ ]       $
                                                                                          -----------------
[ ] Other Munder Fund
                     --------------------------                    [ ]         [ ]       $
                                                                                          -----------------
                                                           Total Amount Invested         $
                                                                                          -----------------
[ ] By Check (Payable to The Munder Funds)
[ ] By Wire. Account Number: _____________________________ (Account number assigned by Bank from which assets were wired.)

                            4.  DEALER INFORMATION

FOR DEALER USE ONLY
We hereby authorize PFPC Global Fund Services to act as our agent in connection with transactions authorized by this Application and agree to notify PFPC Global Fund Services of any purchase made under a Letter of Intent or Right of Accumulation.


-------------------------------------------------------------------------------
Dealer's Name                        Main Office Address


-------------------------------------------------------------------------------
Representative's Name                Branch #             Rep #


-------------------------------------------------------------------------------
Branch Address                                            Telephone #


-------------------------------------------------------------------------------
Authorized Signature of Dealer                            Title



                            5.  DISTRIBUTION OPTION


DIVIDENDS                                 CAPITAL GAINS
[ ] A. Reinvest in additional shares.     [ ] A. Reinvest in additional shares.
[ ] B. Pay in Cash by Check               [ ] B. Pay in Cash by Check
[ ] C. Pay in Cash by Electronic Funds    [ ] C. Pay in Cash by Electronic Funds

         Transfer to my Bank                         Transfer to my Bank
Fill out banking information in Section 8     Fill out banking information in
                                              Section 8


                   6.  AUTOMATIC INVESTMENT PLAN (Optional)


[ ] YES, I(We) wish to participate in the Automatic Investment Plan (AIP), and authorize PFPC Global Fund Services, The Munder Funds' transfer agent to perform the following:

Amount to invest $_________($50 minimum) [ ] Monthly or [ ] Quarterly [ ] 5th or the [ ] 20th of the month


-------------------------------------------------------------------------------
Name of Fund                            Percentage (equal if not indicated)


-------------------------------------------------------------------------------
Name of Fund                            Percentage (equal if not indicated)


  Fill out banking information in Section 8


                 7.  TELEPHONE REDEMPTION & EXCHANGE AGREEMENT

Please check the box if you want this option.
[ ] I(We) authorize PFPC Global Fund Services to act upon instructions received by telephone from me(us) to redeem or to exchange shares of The Munder Funds.
     1. I(We) relieve the Funds or PFPC Global Fund Services of any liability for the loss, cost or expense for acting upon such instructions reasonably believed to be from me(us).
     2. I(We) assume responsibility for notifying the Funds within seven (7) business days if a confirmation for the transaction is not received or is incorrect.
     3. If an exchange involves an initial investment into a Fund, the account registration will carry the same registration as set forth above.
     4. An exchange deemed to be the initial purchase of a Fund must meet the minimum initial investment requirement of $500,000 for Class Y shares ($250,000 for Real Estate Equity Fund Class Y shares) unless the shareholder is establishing an Automatic Investment Plan.
     5. Redemption proceeds will be sent only to my account address of record or banking wire instructions as established in Section 8.


-------------------------------------------------------------------------------
Name                                              Name
      Fill out banking information in Section 8

                            8.  BANKING INFORMATION


-------------------------------------------------------------------------------
Bank Name                   Address         [ ] Checking    [ ] Savings Account



-------------------------------------------------------------------------------
ABA Number (Bank Routing Number)          Account Number


-------------------------------------------------------------------------------
Bank Account Registration


[ ] Check if Section 5 (Distribution Option), "Choice C" was completed. I(We) authorize The Munder Funds to deposit distributions into the account indicated above.

[ ]  Check if Section 6 (Automatic Investment Plan), was completed.
Please note that your bank will clear and process each bank draft and will include it with your regular statements. However, acceptan ce of this authorization in conditional upon approval of your authorization by your bank, which will allow PFPC Global Fund Services, the transfer agent of The Munder Funds, to act as your agent with regard to the Automatic Investment Plan (AIP). The AIP will autom atically terminate without notice if any bank draft in not paid upon presentation by PFPC Global Fund Services, to your bank. The AIP may be modified or terminated at any time, upon thirty (30)-days written notice.

[ ]  Check if Section 7 (Telephone Redemption), was completed.
I(We) authorize The Munder Funds to send by Fed wire redemption proceeds to the account indicated above.

For the purposes of verifying my account number, I have enclosed a blank check or deposit slip marked "VOID" and have signed the authorization below.


-------------------------------------------------------------------------------
Signature of Depositor    Date     Signature of Joint Depositor (if any)   Date


                 Please Staple Void Check or Deposit Slip Here


                             [ART WORK GOES HERE]

                    9.  CHECKWRITING PRIVILEGES (Optional)


If you are opening an account for any of The Munder Income and/or Money Market Funds, you are entitled to the checkwriting option. Redemption checks may be written for amounts of $500 or more. To obtain checks, please complete the signature card below. All persons named in the Account Registration in Section
1 must sign the signature card. For Corporate, Trust or Partnership accounts, only authorized signers must sign. By signing this signature card, you agree to be subject to the customary rules and regulations governing checking accounts, as well as instructions and rules of the Fund now in effect, and as amended from time to time, that pertain to the use of redemption checks.

Please fill out the following Signature Card to be eligible for Checkwriting and indicate the Fund(s) for which you are requesting this service:


-------------------------------------------------------------------------------
Fund(s)


-------------------------------------------------------------------------------
Fund(s)
Authorized Signatures (exactly as it appears in Part 1 of the Application):


-------------------------------------------------------------------------------
Print Name                             Signature


-------------------------------------------------------------------------------
Print Name                             Signature


-------------------------------------------------------------------------------
Print Name                             Signature

Check here if more than one signature is required per check:
                                                   [ ] 2   [ ] 3  [ ] Other:

              10.  AUTHORIZATIONS, CERTIFICATIONS AND SIGNATURES


By signing the application, I(we) hereby certify under the penalty of perjury that the information on this application is true, complete and correct and that:

I(We) understand that this order is subject to acceptance by The Munder Funds.

I(We) agree that The Munder Funds, Funds Distributor, Inc., PFPC Global Fund Services, Munder Capital Management or any of its affiliates, officers, directors or employees will not be liable for any loss, expense or cost for acting upon instructions or inquiries reasonably believed to be genuine. Shares of the Funds are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Funds involves investment risks, including the possible loss of principal.

I(We) represent that I am (we are) of legal age and capacity and have read the Prospectus(es) for The Munder Funds selected, and agree to its (their) terms. PFPC Global Fund Services is hereby appointed agent to receive dividends and distributions for automatic reinvestment unless otherwise directed in Section 5.


-------------------------------------------------------------------------------
Taxpayer Identification Number      Name of Taxpayer Whose Number Appears Above

Taxpayer Identification:

I (the Investor) certify under penalties of perjury that:

(1) The Social Security Number or taxpayer identification number shown above is correct and may be used for and custodial or trust account opened for me by The Munder Funds, and

(2)  I (the Investor) am not subject to backup withholding because:

     (a)  I am exempt from Backup Withholding

     (b) I have not been notified by the Internal Revenue Service ("IRS") that I am, as a result of failure to report all interest or dividends, or

     (c) the IRS has notified me that I am no longer subject to backup withholding.

The certification in this paragraph is required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the Federal income tax law.

[ ] Check here if you are subject to backup withholding or have not received a notice from the IRS advising you that backup withholding has been terminated.

Authorization:


-------------------------------------------------------------------------------
Signature of Owner      Date    Name


-------------------------------------------------------------------------------
Signature of Owner      Date    Name

I am eligible for class y or class k shares because i certify that i am a/an (must be filled out):

[ ] Investment Advisory client of Munder Capital Management
                                                           --------------------
                                                            Portfolio Manager

[ ] Current director, trustee, officer or employee of Munder Capital Management, the Fund or the Distributor; or

[ ] A family member of the above
                                 ----------------------------------------------
                                 Name of Munder Contact            Relationship

[ ] "Institutional investor" as defined in the prospectus

[ ] Customer of a financial institution that has entered into a shareholder service agreement with the Munder Funds


-------------------------------------------------------------------------------
        Institution                                  Advisor's Name

[ ] Other - please explain
                           ----------------------------------------------------

-------------------------------------------------------------------------------

I also certify that this purchase is for personal investment purposes and the shares acquired hereunder shall not be resold except through redemption by the Fund.

This purchase is being made for myself as outlined in the Fund's prospectus. I agree to notify you in writing of any change in the forgoing and agree not to purchase additional fund shares at net asset value unless I am entitled to do so under the Fund's prospectus. I understand that the privilege to purchase fund shares at a net asset value may be modified or terminated at any time.

I (we) understand that this order is subject to acceptance by The Munder Funds.

Please sign below exactly as the account is to be registered. Corporation, etc. indicate titles:

-------------------------------------------------------------------------------
Signature of Owner                  Date               Name


-------------------------------------------------------------------------------
Signature of Owner                  Date               Name


-------------------------------------------------------------------------------
Munder Funds Approval (required)                       Date



-------------------------------------------------------------------------------
Shares of The Munder Funds are not deposits or obligations of, or guaranteed or endorsed by any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain investment risks, including the possible loss of principal.
-------------------------------------------------------------------------------

Distributor: Funds Distributor, Inc.                                   APPYK00

                THE MUNDER FUNDS, INC., THE MUNDER FUNDS TRUST
                    AND THE MUNDER FRAMLINGTON FUNDS TRUST


Munder Balanced Fund                                              Munder Framlington Emerging Markets Fund
Munder Bio(Tech)2 Fund                                            Munder Framlington Global Financial Services Fund
Munder Digital Economy Fund                                       Munder Framlington Healthcare Fund
Munder Equity Income Fund (formerly Munder Growth & Income Fund)  Munder Framlington International Growth Fund
Munder Focus Growth Fund (formerly Munder Equity Selection Fund)  Munder Bond Fund
Munder Future Technology Fund                                     Munder Intermediate Bond Fund
Munder Growth Opportunities Fund                                  Munder International Bond Fund
Munder Index 500 Fund                                             Munder U.S. Government Income Fund
Munder International Equity Fund                                  Munder Michigan Tax-Free Bond Fund
Munder International NetNet Fund                                  Munder Tax-Free Bond Fund
Munder Micro-Cap Equity Fund                                      Munder Tax-Free Short-Intermediate Bond Fund
Munder Multi-Season Growth Fund                                   Munder Cash Investment Fund
Munder NetNet Fund                                                Munder Money Market Fund
Munder Real Estate Equity Investment Fund                         Munder Tax-Free Money Market Fund
Munder Small-Cap Value Fund                                       Munder U.S. Treasury Money Market Fund
Munder Small Company Growth Fund

                          (collectively, the "Funds")

                      STATEMENT OF ADDITIONAL INFORMATION

                                October 27, 2000

     This Statement of Additional Information ("SAI"), which has been filed with the Securities and Exchange Commission (the "SEC"), provides supplementary information pertaining to all classes of shares representing interests in each of the investment portfolios listed above. The Munder Funds, Inc. (the "Company") currently offers a selection of fourteen investment portfolios, thirteen of which are described in this SAI; The Munder Funds Trust (the "Trust") currently offers a selection of fourteen investment portfolios, each of which is described in this SAI; and The Munder Framlington Funds Trust ("Framlington") currently offers a selection of four investment portfolios, each of which is described in this SAI. This SAI is not a prospectus, and should be read only in conjunction with the Company's, the Trust's, and Framlington's Prospectuses dated October 27, 2000. A copy of each Prospectus may be obtained through Funds Distributor, Inc. (the "Distributor"), or by calling (800) 438-5789. The financial statements for the Company, the Trust and Framlington including notes thereto, dated June 30, 2000 are incorporated by reference into this SAI from the annual reports of the Company, the Trust and Framlington.

     An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----
History and General Information.........................................    3
Fund Investments........................................................    4
Risk Factors and Special Considerations -- Index 500 Fund...............   18
Risk Factors and Special Considerations -- Michigan Tax-Free Bond Fund
and Tax-Free Short-Intermediate Bond Fund...............................   20
Investment Limitations..................................................   23
Temporary Defensive Position............................................   27
Management of the Funds.................................................   27
Investment Advisory and Other Service Arrangements......................   32
Code of Ethics..........................................................   44
Portfolio Transactions..................................................   44
Additional Purchase and Redemption Information..........................   47
Net Asset Value.........................................................   50
Performance Information.................................................   51
Taxes...................................................................   59
Additional Information Concerning Shares................................   65
Other Information.......................................................   67
Registration Statement..................................................   87
Financial Statements....................................................   87
Appendix A..............................................................  A-1
Appendix B..............................................................  B-1

No person has been authorized to give any information or to make any representations not contained in this SAI or in each Prospectus in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or the Distributor. The Prospectuses do not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

HISTORY AND GENERAL INFORMATION

The following Funds are described in this SAI:

The Munder Funds Trust
----------------------

Munder Balanced Fund ("Balanced Fund")
Munder Equity Income Fund ("Equity Income Fund") (formerly Munder Growth & Income Fund)
Munder Index 500 Fund ("Index 500 Fund")
Munder International Equity Fund ("International Equity Fund")
Munder Small Company Growth Fund ("Small Company Growth Fund")
Munder Bond Fund ("Bond Fund")
Munder Intermediate Bond Fund ("Intermediate Bond Fund")
Munder U.S. Government Income Fund ("U.S. Income Fund")
Munder Michigan Tax-Free Bond Fund ("Michigan Bond Fund")
Munder Tax-Free Bond Fund ("Tax-Free Bond Fund")
Munder Tax-Free Short-Intermediate Bond Fund ("Tax-Free Short-Intermediate Bond Fund")
Munder Cash Investment Fund ("Cash Investment Fund")
Munder Tax-Free Money Market Fund ("Tax-Free Money Market Fund")
Munder U.S. Treasury Money Market Fund ("U.S. Treasury Money Market Fund")

The Munder Funds, Inc.
----------------------

Munder Bio(Tech)2 Fund ("Bio(Tech)2 Fund")
Munder Digital Economy Fund ("Digital Economy Fund")
Munder Focus Growth Fund ("Focus Growth Fund") (formerly Munder Equity Selection
Fund)
Munder Future Technology Fund ("Future Technology Fund")
Munder Growth Opportunities Fund ("Growth Opportunities Fund")

Munder International NetNet Fund ("International NetNet Fund")
Munder Micro-Cap Equity Fund ("Micro-Cap Fund")
Munder Multi-Season Growth Fund ("Multi-Season Fund")
Munder NetNet Fund ("NetNet Fund")
Munder Real Estate Equity Investment Fund ("Real Estate Fund")
Munder Small-Cap Value Fund ("Small-Cap Value Fund")
Munder International Bond Fund ("International Bond Fund")
Munder Money Market Fund ("Money Market Fund")

The Munder Framlington Funds Trust
----------------------------------

Munder Framlington Emerging Markets Fund ("Emerging Markets Fund")
Munder Framlington Global Financial Services Fund ("Global Financial Services Fund")
Munder Framlington Healthcare Fund ("Healthcare Fund")
Munder Framlington International Growth Fund ("International Growth Fund")

          The Company, the Trust and Framlington are each open-end investment management companies. All of the Funds are diversified except for the International Bond Fund, the Michigan Bond Fund, the Tax-Free Short-Intermediate Bond Fund and the Future Technology Fund.

     The Trust was organized on August 30, 1989 under the name "PDB Fund," which was changed in November 1989 to "Opportunity Funds," in February 1990 to "Ambassador Funds" and in June 1995 to "The Munder Funds Trust." The Tax-Free Short-Intermediate Bond Fund originally commenced operations on February 9, 1987 under the name Tax-Free Intermediate Bond Fund as a separate portfolio of the St. Clair Tax-Free Fund, Inc. On November 20, 1992, the St. Clair Tax-Free Intermediate Bond Fund was reorganized as the Ambassador

Tax-Free Intermediate Bond Fund. The Company was organized as a Maryland corporation on November 18, 1992. Framlington was organized as a Massachusetts business trust on October 30, 1996.

     As stated in each Prospectus, the investment advisor of each Fund (other than the Index 500 Fund and the International Equity Fund) is Munder Capital Management (the "Advisor"). The principal partners of the Advisor are Munder Group LLC, WAM Holdings, Inc. ("WAM") and WAM Holdings II, Inc. ("WAM II"). WAM and WAM II are indirect, wholly-owned subsidiaries of Comerica Incorporated which owns or controls approximately 95% of the partnership interests in the Advisor.

     World Asset Management ("World"), a Delaware limited liability company, is the investment advisor for the Index 500 Fund and the International Equity Fund. World is a wholly-owned subsidiary of the Advisor.

     Framlington Overseas Investment Management Limited (the "Sub-Advisor") serves as sub-advisor for the Emerging Markets, Global Financial Services, Healthcare and International Growth Funds (the "Framlington Funds"), the International NetNet Fund and the Bio(Tech)2 Fund. The Sub-Advisor is a subsidiary of Framlington Group Limited, incorporated in England and Wales which, through its subsidiaries, provides a wide range of investment services. Framlington Group Limited is a wholly-owned subsidiary of Framlington Holdings Limited which is, in turn, owned 49% by the Advisor and 51% by HSBC plc, a banking and financial services organization based in the United Kingdom.

     Capitalized terms used in this SAI and not otherwise defined have the same meanings as are given to them in each Prospectus.

                                FUND INVESTMENTS

     The following supplements the information contained in each Prospectus concerning the investment objectives and policies of the Funds. With the exception of the investment objectives of Multi-Season Fund, Real Estate Fund and Money Market Fund, each Fund's investment objective is a non-fundamental policy and may be changed without the authorization of the holders of a majority of the Fund's outstanding shares. The Tax-Free Bond Fund and Tax-Free Money Market Fund each have a fundamental policy to invest at least 80% of its respective assets in municipal obligations bearing tax-exempt interest; all other investment policies, other than those specifically designated as fundamental, are non-fundamental policies and may be changed without the authorization of the holders of a majority of a Fund's outstanding shares.
There can be no assurance that a Fund will achieve its objective.

     A description of applicable credit ratings is set forth in Appendix A to this SAI.

     For purposes of this SAI, the Bio(Tech)2 Fund, Digital Economy Fund, Equity Income Fund, Focus Growth Fund, Future Technology Fund, Global Financial Services Fund, Growth Opportunities Fund, Index 500 Fund, International Equity Fund, International NetNet Fund, Micro-Cap Fund, Multi-Season Fund, NetNet Fund, Real Estate Fund, Small-Cap Value Fund, Small Company Growth Fund, International Growth Fund, Emerging Markets Fund and Healthcare Fund are referred to as the "Equity Funds"; the Bond Fund, Intermediate Bond Fund and U.S. Income Fund are referred to as the "Bond Funds"; the Michigan Bond Fund, Tax-Free Bond Fund and Tax-Free Short-Intermediate Bond Fund are referred to as the "Tax-Free Bond Funds" and Cash Investment Fund, Money Market Fund, Tax-Free Money Fund and U.S. Treasury Money Market Fund are referred to as the "Money Market Funds."

     Borrowing. Each of the Funds is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings for temporary purposes, and are authorized to borrow money in excess of the 5% limit as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires the Funds to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Funds may be required to sell some of their portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer as collateral securities owned by the Fund.

     Foreign Securities. Each Equity Fund (except Bio(Tech)2 Fund, Global Financial Services Fund, Real Estate Fund, International Equity Fund, International NetNet Fund, International Growth Fund, Emerging Markets Fund and Healthcare Fund), each Bond Fund, each Tax-Free Bond Fund, the Balanced Fund, the Cash Investment Fund and the Money Market Fund may invest up to 25% of its assets in foreign securities. Under normal market conditions, the International Equity Fund, International Bond Fund and International Growth Fund will each invest at least 65% of its assets in securities of issuers located in at least three countries other than the United States. The Global Financial Services Fund will invest at least 65% of its assets in securities of issuers located in at least three countries, one of which may be the United States. The Emerging Markets Fund will invest at least 65% of its assets in emerging market countries. There is no limit on the Healthcare Fund's and Bio(Tech)2 Fund's investments in foreign securities. The Future Technology Fund, International NetNet Fund, NetNet Fund and Multi-Season Fund typically will only purchase foreign securities which are represented by American Depositary Receipts ("ADRs") listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. Certain institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer.

     The International Bond Fund will primarily invest in foreign debt obligations denominated in foreign currencies, including the European Currency Unit ("ECU"), which are issued by foreign governments and governmental agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (as defined below); corporate debt securities; bank or bank holding company debt securities and other debt securities including those convertible into foreign stock. Certain European currencies are being converted into the Euro. This conversion, which is under way, is scheduled to be completed in the year 2002. However, problems with the conversion process and delays could increase volatility in world markets and affect European markets in particular. For the purposes of the 65% minimum with respect to the International Bond Fund's designation as an international bond fund, the securities described in this paragraph are considered "international bonds."

     Income and gains on foreign securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less trading volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. Such concerns are particularly heightened for emerging markets and Eastern European countries.

     Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

     Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial rather than their actual market values and they may be adverse to a Fund.

     The Advisor, World or the Sub-Advisor endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

     Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Advisor, World or the Sub-Advisor, will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund's investments.

     The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

     Forward Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency, the Equity Funds (excluding the Real Estate Fund), the Balanced Fund, the Bond Funds and the International Bond Fund are authorized to enter into forward currency exchange contracts ("forward currency contracts"). These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of currency exchange for a future point in time.

     When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     When the Advisor, World or the Sub-Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward currency contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency. Similarly, when the obligations held by a Fund create a short position in a foreign currency, a Fund may enter into a forward currency contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward currency contracts and conversions of foreign currencies and U.S. dollars.

     Cash or liquid securities equal to the amount of a Fund's assets that could be required to consummate forward currency contracts will be designated on the records of the Funds' custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the designated securities, the designated securities will be valued at market or fair value.
If the market or fair value of such securities declines, additional cash or securities will be designated daily so that the value of the designated securities will equal the amount of such commitments by the Fund. A forward currency contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward currency contract (or call option) permitting a Fund to buy the same currency at a price no higher than a Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or put option) permitting a Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

     Futures Contracts and Related Options. The Equity Funds, the Balanced Fund, the Bond Funds, the Tax-Free Bond Funds and the International Bond Fund may purchase and sell futures contracts on interest-bearing securities or securities indices, and may purchase and sell call and put options on futures contracts. For a detailed description of futures contracts and related options, see Appendix B to this SAI.

  Illiquid Securities. The Equity Funds, Balanced Fund, Tax-Free Bond Funds, International Bond Fund and the Bond Funds may invest up to 15%, and each of the Money Market Funds may invest up to 10%, of the value of its net assets (determined at time of acquisition) in securities that are illiquid. Illiquid securities would generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act"). If, after the time of acquisition, events cause this limit to be exceeded, a Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

  Each Fund (except U.S. Treasury Money Market Fund) may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). A Fund may also purchase securities that are not registered under the Act, but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers which make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund's limitation on investment in illiquid securities. The Advisor, World or the Sub-Advisor will determine the liquidity of such investments pursuant to guidelines established by the Boards of Directors/Trustees. It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

     Interest Rate Swap Transactions. Each of the Bond Funds and the International Bond Fund may enter into interest rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return. Interest rate swap transactions involve the exchange by a Fund with another party of its commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Typically, the parties with which the Funds will enter into interest rate swap transactions will be brokers, dealers or other financial institutions known as "counterparties." Certain Federal income tax requirements may, however, limit the Funds' ability to engage in certain interest rate transactions. Gains from transaction in interest rate swaps distributed to shareholders of the Funds will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to the shareholders.

     Each of the Funds' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Each of the Funds' obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). Accrued but unpaid net amounts owed to a swap counterparty will be covered by designating cash, U.S. Government securities or other high-grade liquid securities on the books of the Fund's custodian, to avoid any potential leveraging of a Fund's portfolio.

     The Funds will not enter into any interest rate swap transaction unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the transaction is rated in one of the highest four rating categories by at least one nationally-recognized statistical rating organization ("NRSRO") or is believed by the Advisor to be equivalent to that rating. If the other party to a transaction defaults, the Funds will have contractual remedies pursuant to the agreements related to the transactions.

     The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of each of the Funds would be lower than it would have been if interest rate swaps were not used. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid in comparison with other similar instruments traded in the interbank market.
The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Investment Company Securities. Each of the Funds may invest in securities issued by other investment companies. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund.

     Lending of Portfolio Securities. To enhance the return on its portfolio, each of the Funds may lend securities in its portfolio (subject to a limit of 25% of each Fund's, other than the Money Market Fund's, total assets; and 33 1/3% of the Money Market Fund's total assets) to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time, and the Funds will receive any interest or dividends paid on the loaned securities. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Funds due to (i) the inability of the borrower to return securities,
(ii) a delay in recovery of the securities, or (iii) loss of rights in the collateral should the borrower fail financially. In determining whether the Funds will lend securities, the Advisor, World (with respect to the Index 500 Fund or International Equity Fund) or the Sub-Advisor (with respect to the Framlington Funds) will consider all relevant facts and circumstances. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor, World or the Sub-Advisor has determined are creditworthy under guidelines established by the Boards of Directors/Trustees.

     Lower-Rated Debt Securities. It is expected that each Fund (other than the Money Market Funds, Index 500 Fund and Equity Income Fund) will invest not more than 5% of its total assets in securities that are rated below investment grade by Standard & Poor's Rating Service, a division of McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's"), or in comparable unrated securities. The Equity Income Fund may invest up to 20% of the value of its total assets in such securities. The Money Market Funds and the Index 500 Fund may not invest in such securities. Such securities are also known as junk bonds. The yields on lower-rated debt and comparable unrated securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or bankruptcy of the issuers of such securities. Lower-rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in each Fund's portfolio, with a commensurate effect on the value of each of the Fund's shares. Therefore, an investment in the Funds should not be considered as a complete investment program and may not be appropriate for all investors.

     While the market values of lower-rated debt and comparable unrated securities tend to react more to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Funds may incur additional expenses to the extent that they are required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower-rated debt and comparable unrated securities may diminish each of the Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Lower-rated debt securities and comparable unrated securities may have call or buy-back features that permit their issuers to call or repurchase the securities from their holders. If an issuer exercises these rights during periods of declining interest rates, the Funds may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Funds. A description of applicable credit ratings is set forth in Appendix A of this SAI.

     Money Market Instruments. Each of the Funds may invest from time to time in "money market instruments," a term that includes, among other things, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 397 days or less.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Advisor, World or the Sub-Advisor deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

     Investments by a Fund in commercial paper will consist of issues rated at the time of purchase A-1 and/or P-1 by S&P or Moody's. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Advisor, World (with respect to the Index 500 Fund or International Equity
Fund) or the Sub-Advisor (with respect to the Framlington Funds) at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

     The Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master notes only when the Advisor, World or the Sub-Advisor deems the investment to involve minimal credit risk.

     Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Municipal Obligations. Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel or counsel to the respective issuers at the time of issuance. Neither the Company, the Trust nor the Advisor will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

     An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

     From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in Congress in the future as regards the Federal income tax status of interest on municipal obligations in general, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of municipal obligations for investment by the Tax-Free Bond Funds and the Tax-Free Money Market Fund and the liquidity and value of such Funds. In such an event the Board of Trustees would reevaluate the Fund's investment objective and policies and consider changes in its structure or possible dissolution.

     The Cash Investment Fund and the Money Market Fund each may, when deemed appropriate by the Advisor in light of the Fund's investment objective, invest in high quality municipal obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for Federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality. Neither the Cash Investment Fund nor the Money Market Fund expects to invest more than 5% of its net assets in such municipal obligations during the current fiscal year.

     Non-Domestic Bank Obligations. Non-domestic bank obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

     Options. Each of the Equity Funds, Balanced Fund, Bond Funds, International Bond Fund and Tax-Free Bond Funds (other than Tax-Free Short-Intermediate Bond Fund) may write covered call options, buy put options, buy call options and write secured put options. For a detailed description on options, see Appendix B to this SAI.

     Real Estate Securities. The Real Estate Fund may invest without limit in shares of real estate investment trusts ("REITs"). The Equity Funds and the Balanced Fund may also invest in REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of it taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage

REITs. The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, the Funds may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

     In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

     Repurchase Agreements. Each of the Funds may agree to purchase securities from financial institutions such as member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer that is recognized as a reporting government securities dealer, subject to the seller's agreement to repurchase the securities at an agreed-upon time and price ("repurchase agreements"). The Advisor, World or the Sub-Advisor will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain collateral in an amount that is greater than the repurchase price. Default by, or bankruptcy of, the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of underlying obligations except with respect to repurchase agreements secured by U.S. Government securities. With respect to the Money Market Funds, the securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in 397 days or less.

     The repurchase price under repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

     Securities subject to repurchase agreements will be held, as applicable, by the Trust's, Framlington's or the Company's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depositary. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     Reverse Repurchase Agreements. Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain cash, U.S. Government securities or other liquid securities designated on the books of the Fund or the Fund's custodian in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     Rights and Warrants. The Equity Funds and the Balanced Fund may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

     Short Sales. The Global Financial Services Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may also sell securities that it owns or has the right to acquire at no additional cost but does not intend to deliver to the buyer, a practice known as selling short "against-the-box." The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealers, usually cash, U.S. Government securities or other highly liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian to the extent necessary so that the value of both collateral deposits in the aggregate is at all times equal to as least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over any received by the Fund on such security, the Fund may not received any payments (including interest) on its collateral deposited with such broker-dealer. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain is limited to the price at which it sold the security short; its potential loss is theoretically unlimited.

     Stand-by Commitments. The Balanced Fund, Cash Investment Fund, Money Market Fund, the Tax-Free Bond Funds and Tax-Free Money Market Fund may each enter into stand-by commitments with respect to municipal obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

     The Company and the Trust expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 1/2 of 1% of the value of such Fund's total assets calculated immediately after each stand-by commitment is acquired.

     The Funds intend to enter into stand-by commitments only with dealers, banks and broker/dealers which, in the Advisor's opinion, present minimal credit risks. The Tax-Free Bond Funds and the Tax-Free Money Market Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation of the underlying municipal obligation. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

     Stock Index Futures, Options on Stock and Bond Indices and Options on Stock and Bond Index Futures Contracts. The Equity Funds, the Balanced Fund, the Bond Funds and the Tax-Free Bond Funds (other than the Tax-Free Short-Intermediate Bond Fund) may purchase and sell stock index futures, options on stock and bond indices and options on stock and bond index futures contracts as a hedge against movements in the equity and bond markets. The Tax-Free Short-Intermediate Bond Fund may purchase and sell bond index futures contracts. The International Bond Fund may purchase and sell options on bond index futures contracts as a hedge against movements in the bond markets.

     A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     Options on stock and bond indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock or bond index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock or bond index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock or bond indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

     If the Advisor, World (with respect to the Index 500 Fund and the International Equity Fund) or the Sub-Advisor (with respect to the Framlington Funds) expects general stock or bond market prices to rise, it might purchase a stock index futures contract, or a call option on that index, as a hedge against an increase in prices of particular securities it ultimately wants to buy. If in fact the index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the futures contract or index option resulting from the increase in the index. If, on the other hand, the Advisor, World or the Sub-Advisor, as the case may be, expects general stock or bond market prices to decline, it might sell a futures contract, or purchase a put option, on the index. If that index does in fact decline, the value of some or all of the securities in the Funds' portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such futures contract or put option.

     The Equity Funds, the Balanced Fund, the Bond Funds and the Tax-Free Bond Funds (other than Tax-Free Short-Intermediate Bond Fund) may purchase and write call and put options on stock index futures contracts and each such Fund and the International Bond Fund may purchase and write call and put options on bond index futures contracts. Each such Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or indices. For example, such Funds may purchase put options or write call options on stock and bond index futures (only bond index futures in the case of the International Bond Fund), rather than selling futures contracts, in anticipation of a decline in general stock or bond market prices or purchase call options or write put options on stock or bond index futures, rather than purchasing such futures, to hedge against possible increases in the price of securities which such Funds intend to purchase.

     In connection with transactions in stock or bond index futures, stock or bond index options and options on stock or bond index futures, the Funds will be required to deposit as "initial margin" an amount of cash or short-term U.S. Government securities equal to between 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the option or futures contract. No Fund may at any time commit more than 5% of its total assets to initial margin deposits on futures contracts, index options and options on futures contracts.

     Stripped Securities. Certain Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed principal payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax and securities purposes. The Company, the Trust and Framlington are not aware of any binding legislative, judicial or administrative authority on this issue.

     Only instruments which are stripped by the issuing agency will be considered U.S. Government obligations. Securities such as CATS and TIGRs which are stripped by their holder do not qualify as U.S. Government obligations.

     The U.S. Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     In addition, the Bond Fund, Intermediate Bond Fund, International Bond Fund and U.S. Income Fund may invest in stripped mortgage-backed securities ("SMBS"), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class).
SMBS may be issued by FNMA or FHLMC.

     The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

     Yields on SMBS will be extremely sensitive to the prepayment experience on the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that a Fund may not fully recover its initial investment.

     The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Boards of Directors/Trustees. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's net asset value per share.

     Supranational Bank Obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World
Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance these commitments will be undertaken or met in the future.

     U.S. Government Obligations. The Funds may purchase obligations issued or guaranteed by the U.S. Government and, except in the case of the U.S. Treasury Money Market Fund, U.S. Government agencies and instrumentalities. The U.S. Treasury Money Market Fund will purchase obligations issued by the U.S. Treasury. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

     Variable and Floating Rate Instruments. Debt instruments may be structured to have variable or floating interest rates. Variable and floating rate obligations purchased by a Fund may have stated maturities in excess of a Fund's maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days' notice (this demand feature is not required if the instrument is guaranteed by the U.S. Government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor or the Sub-Advisor, as the case may be, will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Money Market Funds will invest in variable and floating rate instruments only when the Advisor deems the investment to involve minimal credit risk.

     In determining average weighted portfolio maturity of the Funds, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Variable rate U.S. Government obligations held by the Funds, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

     The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaulted or during periods that a Fund is not entitled to exercise its demand rights.

     Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

     Guaranteed Investment Contracts. The Bond Funds, International Bond Fund, Cash Investment Fund and Money Market Fund may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. A Fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Boards of

Directors/Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to the Fund's limitation on illiquid investments.

     When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). When-issued purchases and forward commitments (known as delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit a Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

     When a Fund agrees to purchase securities on a when-issued or forward commitment basis, a Fund will designate cash or liquid portfolio securities equal to the amount of the commitment. Normally, a Fund will designate portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to designate additional assets in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it designates portfolio securities to cover such purchase commitments than when it designates cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it designates cash or portfolio securities to cover such purchase commitments, the Advisor or the Sub-Advisor expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of a Fund's total assets absent unusual market conditions.

     A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

     When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody's, Duff & Phelps Credit Rating Co., Thomson Bank Watch, Inc., Fitch IBCA, Inc. and other NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

     With respect to each of the Money Market Funds, securities (other than U.S. Government securities) must be rated (generally, by at least two NRSROs) within the two highest rating categories assigned to short-term debt securities. In addition, each of Cash Investment Fund and Money Market Fund will not invest more than 5% of its total assets in securities rated in the second highest rating category by such NRSROs and will not invest more than 1% of its total assets in such securities of any one issuer. Each of Cash Investment Fund, Money Market Fund and Tax-Free Money Market Fund intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer rated in the highest rating category by an NRSRO for a period of up to three business days. Unrated and certain single rated securities (other than U.S. Government securities) may be purchased by the Money Market Funds, but are subject to a determination by the Advisor, in accordance with procedures established by the Boards of Directors/Trustees, that the unrated and single rated securities are of comparable quality to the appropriate rated securities.


     Other. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Boards of Directors/Trustees or the Advisor, World or the Sub-Advisor, pursuant to guidelines established by the Boards, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

           RISK FACTORS AND SPECIAL CONSIDERATIONS -- INDEX 500 FUND

     Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. Index funds such as the Index 500 Fund are not managed in this manner. Instead, with the aid of a computer program, World purchases and sells securities for the Index 500 Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks included in the S&P 500 Composite Stock Price Index ("S&P 500"), taking into account redemptions, sales of additional Fund shares, and other adjustments as described below.

     The Index 500 Fund does not expect to hold at any particular time all of the stocks included in the S&P 500. World believes, however, that through the application of capitalization weighing and sector balancing techniques it will be able to construct and maintain the Index 500 Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500. World will compare the industry sector diversification of the stocks the Fund would acquire solely on the basis of their weighted capitalizations with the industry sector diversification of all issuers included in the S&P 500. This comparison is made because World believes that, unless the Index 500 Fund holds all stocks included in the S&P 500, the selection of stocks for purchase by the Index 500 Fund solely on the basis of their weighted market capitalizations would tend to place heavier concentration in certain industry sectors that are dominated by the larger corporations, such as communications, automobile, oil and energy. As a result, events disproportionately affecting such industries could affect the performance of the Index 500 Fund differently than the performance of the S&P
500. Conversely, if smaller companies were not purchased by the Index 500 Fund, the representation of industries included in the S&P 500 that are not dominated by the most heavily market-capitalized companies would be reduced or eliminated.

     For these reasons, World will identify the sectors which are (or, except for sector balancing, would be) most underrepresented in the Index 500 Fund's portfolio and will purchase balancing securities in these sectors until the portfolio's sector weightings closely match those of the S&P 500. This process continues until the portfolio is fully invested (except for cash holdings).

     Redemptions of a substantial number of shares of the Index 500 Fund could reduce the number of issuers represented in the Index 500 Fund's investment portfolio, which could, in turn, adversely affect the accuracy with which the Fund tracks the performance of the S&P 500.

     If an issuer drops in ranking, or is eliminated entirely from the S&P 500, World may be required to sell some or all of the common stock of such issuer then held by the Index 500 Fund. Such sales of portfolio securities may be made at times when, if World were not required to effect purchases and sales of portfolio securities in accordance with the S&P 500, such securities might not be sold. These sales may result in lower prices for the securities than may have been realized or in losses that may not have been incurred if World were not required to effect the purchases and sales. The failure of an issuer to declare or pay dividends, the institution against an issuer of potentially materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer's future declaration and payment of dividends, or the existence of other materially adverse credit factors will not necessarily be the basis for the disposition of portfolio securities, unless such event causes the issuer to be eliminated entirely from the S&P 500. However, although World does not intend to screen securities for investment by the Fund by traditional methods of financial and market analysis, World will monitor the Index 500 Fund's investment with a view towards removing stocks of companies which exhibit extreme financial distress or which may impair for any reason the Index 500 Fund's ability to achieve its investment objective.

     The Index 500 Fund will invest primarily in the common stocks that constitute the S&P 500 in accordance with their relative capitalization and sector weightings as described above. It is possible, however, that the Index 500 Fund will from time to time receive, as part of a "spin-off" or other corporate reorganization of an issuer included in the S&P 500, securities that are themselves outside the S&P 500. Such securities will be disposed of by the Index 500 Fund in due course consistent with the Index 500 Fund's investment objective.

     In addition, the Index 500 Fund may invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities that represent ownership in the SPDR Trust, a long-term unit investment trust which is intended to provide investment results that generally correspond to the price and yield performance of the S&P
500. SPDR holders are paid a "Dividend Equivalent Amount" that corresponds to the amount of cash dividends accruing to the securities in the SPDR Trust, net of certain fees and expenses charged to the Trust. Because of these fees and expenses, the dividend yield for SPDRs may be less than that of the S&P 500. SPDRs are traded on the American Stock Exchange.

     The Index 500 Fund may also purchase put and call options on the S&P 500 and S&P 100 stock indices, which are traded on national securities exchanges.
In addition, the Index 500 Fund may enter into transactions involving futures contracts (and futures options) on these two stock indices and may purchase securities of other investment companies that are structured to seek a similar correlation to the S&P 500. These transactions are effected in an effort to have fuller exposure to price movements in the S&P 500 pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions. Transactions in option and stock index futures contracts may be desirable to hedge against a price movement in the S&P 500 at times when the Index 500 Fund is not fully invested in stocks that are included in the S&P 500. For example, by purchasing a futures contract, the Index 500 Fund may be able to reduce the potential that cash inflows will disrupt its ability to track the S&P 500, since the futures contracts may serve as a temporary substitute for stocks which may then be purchased in an orderly fashion. Similarly, because futures contracts only require a small initial margin deposit, the Index 500 Fund may be able, as an effective matter, to be fully invested in the S&P 500 while keeping a cash reserve to meet potential redemptions. See Appendix B to this SAI.

     The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P").
S&P makes no representation or warranty, express or implied, to the owners of the Index 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Index 500 Fund particularly or the ability of the S&P 500 Index to trace general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the Index 500 Fund. S&P has no obligation to take the needs of the Trust or the owners of the Index 500 Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index 500 Fund or the timing of the issuance or sale of the Index 500 Fund or in the determination or calculation of the equation by which the Index 500 Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Fund.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, owners of the Index 500 Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability of fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

     "Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Trust. The Index 500 Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Index 500 Fund.

        RISK FACTORS AND SPECIAL CONSIDERATIONS - MICHIGAN BOND FUND AND
                     TAX-FREE SHORT-INTERMEDIATE BOND FUND

     The information set forth below is derived in substantial part from the official statements prepared in connection with the issuance of Michigan municipal bonds and similar obligations and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of Michigan (the "State"). The Trust has not independently verified this information.

     The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short and long-term debt for the purpose of making loans to school districts and long-term debt for voter approved purposes. The State's Constitution also directs or restricts the use of certain revenues.

     Expenditures are not permitted by the State Constitution to exceed available revenues. The State Constitution requires that the Governor, with the approval of the appropriating committees of the State House and Senate, reduce expenditures whenever it appears that the actual revenues will be less than the originally projected revenues upon which the budget was based.

     The State finances its operations through the State's General Fund and special revenue funds. The General Fund receives revenues of the State that are not specifically required to be included in the special revenue funds. General Fund revenues are obtained approximately 55% from the payment of State taxes and 45% from federal and non-tax revenue sources. Tax revenues credited to the General Fund include portions of collections from the personal income tax, the single business tax, use tax, sales tax and various other taxes.

     The State's Constitution also limits the amount of total State revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is based upon the ratio of the 1978-79 fiscal year revenues to total 1977 State personal income. If any fiscal year revenues exceed the revenue limitation by 1%, the entire amount exceeding the limitation must be rebated in the following fiscal year's personal income tax or single business tax. Annual excesses of less than 1% may be transferred into the State's Budget Stabilization Fund, discussed below. The State may raise taxes in excess of the limit in emergency situations, when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

     In 1977, the State enacted legislation which created the Counter-Cyclical Budget and Economic Stabilization Fund, commonly known as the Budget Stabilization Fund ("BSF"), to accumulate balances during years of significant economic growth for utilization in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. Calculated on an accrual basis, the unreserved ending accrued balance of the BSF on September 30, 1995 was $987.9 million, $614.5 million on September 30, 1996, $579.8 million on September 30, 1997 and 1,000.5 million on September 30, 1998. The balance is net of a reserve for future education funding of $539.1 million on September 30, 1996 and $572.6 million on September 30, 1997.

     In 1999, legislation was passed completely phasing out the single business tax ("SBT"). Effective January 1, 1999, the SBT rate was reduced from 2.3% to 2.2% and is to be reduced annually by 0.1% each January 1 until the tax is completely eliminated. The annual reduction does not occur if the BSF balance for the prior fiscal year is under $250 million. SBT rate reductions will cease until the BSF fiscal year ending balance returns to $250 million or more. The same legislation also provides single business tax relief for companies that spin off a portion of their business pursuant to a restructuring, specifically defines the tax base of foreign corporations for single business tax purposes and replaces the capital acquisition deduction with an investment tax credit ("ITC"). The ITC becomes effective on January 1, 2000 and was set at the revenue neutral rate of 0.85%, which will be reduced in proportion to the SBT rate cut.

     Property tax and school finance reform measures enacted in 1998 substantially cut local school property taxes and raised additional State revenues to replace most of the property tax cut. A constitutional amendment approved by the voters in March 1994, increased the State sales and use tax from 4% to 6%, limited the ability of local school districts to levy taxes, and limited assessment increases for each parcel of property to the lesser of 5% or the rate of inflation. When property is subsequently sold, its taxable value will revert to the current assessment level of 50% of true cash value.
Companion legislation increased the cigarette tax $.25 to $.75 per pack and imposed an additional tax of 16% of the wholesale price on certain other tobacco products, imposed a State real estate transfer tax of 0.75% and a 6-mill State property tax and cut the State's income tax rate from 4.6% to 4.4%. These measures shift significant portions of the cost of local school operations from local school districts to the State and raise additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

     The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care and refund claims under State taxes. The State is also a party to various legal proceedings which, if resolved in the State's favor, would result in contingency gains to the State's General Fund balance, but without material effect upon such fund balance. Although the ultimate disposition and consequences of all of these proceedings are not presently determinable, the Attorney General of the State has indicated in a recent official statement prepared in connection with issuance of general obligation bonds of the State that such ultimate dispositions and consequences of any single proceeding or all legal proceedings collectively should not themselves, except as listed below, have a material adverse effect on the security for such bonds; provided, however, that no opinion is expressed with respect to the ultimate disposition and consequences of any litigation in combination with any State revenue loss, the implementation of any tax reduction proposal or the failure of the State to realize any budget assumption.

     On August 22, 1994, the Ingham Circuit and probate courts, together with the 55/th/ District Court, filed suits in the Court of Claims and Ingham County Circuit Court against the State of Michigan and Ingham County for declaratory and injunctive relief, and for damages, due to the alleged failure of the State Court Administrative Office to properly calculate Ingham County's reimbursement under the court funding statute. These cases have been dismissed by stipulation of the parties because the plaintiffs are raising the same claims as members of a class action captioned as 10/th/ Judicial Circuit, et al v State of Michigan, et al. Plaintiffs assert that the amount in controversy exceeds $5 million dollars. The case is currently pending final class certification.

     In an order dated June 10, 1997 and a decision rendered July 31, 1997, the Michigan Supreme Court decided, in the consolidated cases of Durant v State of Michigan and Schmidt v State of Michigan, that the special education, special education transportation, bilingual education, driver training and school lunch programs provided by local school districts are State mandated programs within the meaning of Michigan Constitution, Article 9, (S) 29 (part of the so-called "Headlee Amendment") and, therefore, the State is obligated to fund these programs at levels established by the Headlee Amendment. In fashioning a remedy in this case of first impression under the Headlee Amendment, the Court concluded that, in future cases, the correct remedy will typically be limited to a declaratory judgment. However, due to the protracted nature of the Durant and Schmidt litigation, the Court ruled that money damages, without interest, shall be paid to the 84 plaintiff school districts for the full amount of the underfunding for the State mandated programs during the 1991-92, 1992-93, and 1993-94 school years. On November 19, 1997, the Governor signed legislation providing approximately $212 million to the 84 plaintiff school districts to cover the underfunding for those three years. That payment was made to the 84 plaintiff school districts on April 15, 1998 from the State's Budget Stabilization Fund. The board of education of each plaintiff school district is to determine the appropriate distribution of the award between taxpayer relief and/or use by the district for other public purposes. The Court has affirmed the award to plaintiffs of their costs including attorney fees. Approximately 400 other school districts have asserted similar claims. In companion legislation signed by the Governor on November 19, 1997, the State will pay each "non-Durant" school district for its underfunded State mandated program costs for those same three years, if the district agreed, by March 2, 1998, to waive any claim against the State of the same nature as the claims made by the 84 Durant plaintiffs through September 30, 1997. All "non-Durant" school districts submitted the statutory waiver by March 2, 1998. It is estimated that the aggregate payments to the "non-Durant" school districts will, over time, total $632 million. Those payments, commencing in fiscal year 1998-1999, will be paid out of the Budget Stabilization Fund and the General Fund, half in annual payments over 10 years and half in annual payments over 15 years.

     On May 14, 1998, more than 100 Michigan school districts and individuals filed suit in the Michigan Court of Appeals, asserting that the current version of the state school aid act violates the Headlee Amendment, in much the same manner as prior versions of the act were ruled unconstitutional by the Michigan Supreme Court in Durant v State Board of Education, 456 Mich 175 (1977). Durant, et al. v State, et al. ("Durant II"). The Durant II plaintiffs are claiming damages of approximately $347 million for each of the 1997-1998, 1998-1999 and 1999-2000 school years for the State's alleged underfunding of special education services, special education transportation, and school lunch programs. The Durant II plaintiffs are also requesting a declaratory judgment that the current version of the state school aid act will not provide proper funding levels for future school years. They also seek attorney fees and costs of the litigation. On June 11, 1998, the Michigan Court of Appeals dismissed this suit on technical grounds, without prejudice however, to the timely filing of a new complaint. On September 29, 1998, the Michigan Supreme Court reversed the June 11, 1998 Order of the Michigan Court of Appeals and remanded Durant II to the Michigan Court of Appeals. The Michigan Supreme Court directed the Michigan Court of Appeals to resolve expeditiously certain issues raised by the Durant II plaintiffs.

     On October 30, 1998, the school districts moved to amend their complaint to challenge the newly-enacted amendments to the State School Aid Act, 1998 PA 339, to add claims for the 1999-2000 fiscal year and to add a new count for mandamus against the State treasurer. On December 2, 1998, the Court of Appeals granted the Durant II plaintiffs' motion to amend the complaint and established a briefing schedule. On September 17, 1999, the Court of Appeals granted the Durant II plaintiffs' motion to file a second amended complaint which, among other provisions, added 125 additional school districts and at least 125 individuals as plaintiffs, bringing the entire class to approximately 500 plaintiffs. The case remains pending in the Court of Appeals and is expected to proceed in an expedited fashion.

     The principal sectors of Michigan's diversified economy are the manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. The health of the State's economy, and in particular its durable goods manufacturing industries, is susceptible to a long-term increase in the cost of energy and energy related products. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing. In 1960, employment in such industry accounted for 33% of the State's work force. By 1998, this figure had fallen to 14.4%. Although manufacturing (including auto-related manufacturing) continues to be an important part of the State's economy, approximately 66% of the civilian labor force is currently engaged in service related employment.

     As of the date of this SAI, the State's general obligation bonds have been rated "AA+" by Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. ("S&P"), "Aa1" by Moody's Investors Service, Inc. ("Moody's"), and "AA+" by Fitch ICBA ("Fitch"). In January, 1998, the State received an upgrade from S&P from its prior rating of "AA". In March, 1998, the State received an upgrade from Moody's from its prior rating of "Aa2". In April, 1998, the State received an upgrade from Fitch from its prior rating of "AA". Such ratings are in each case based upon certain information and materials concerning the Bonds and the State furnished by the State to such rating agencies. Any explanation of the significance of such ratings may be obtained only from the rating agencies furnishing the same. There is no assurance that such ratings will prevail for any given period of time or that they will not be revised downward or withdrawn entirely by any or all of such rating agencies if, in the judgment of any or all of them, circumstances so warrant. Any such downward revision or withdrawal of such ratings, or any or all of them, may have an adverse effect on the market price of the Bonds. To the extent that the portfolio of Michigan municipal bonds is comprised of revenue of general obligations of local governments or authorities, rather than general obligations of the State of Michigan itself, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

                            INVESTMENT LIMITATIONS

     Each Fund is subject to the investment limitations enumerated in this section which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Other Information-Shareholder Approvals").

     No Fund of the Trust may:

     1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of a Fund's total assets (taken at current value) would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Trust, except that (a) with respect to each Fund, other than the Michigan Bond Fund and the Tax-Free Short-Intermediate Bond Fund, up to 25% of the value of the Fund's total assets (taken at current value) may be invested without regard to these limitations and (b) with respect to the Michigan Bond Fund and the Tax-Free Short-Intermediate Bond Fund, up to 50% of the value of the Fund's total assets may be invested without regard to these limitations so long as no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of a Fund's total assets;

     2. Borrow money or issue senior securities except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowing from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation;

     3. Purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments that are issued (as defined in investment limitation 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (ii) with respect to the Money Market Funds only, instruments issued by domestic branches of U.S. banks and (iii) repurchase agreements secured by the instruments described in clause
          (i) and, with respect to the Money Market Funds, clause (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

     4. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

     5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act;

     6. Act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting;


     7. Write or sell put options, call options, straddles, spreads, or any combination thereof except for transactions in options on securities, securities indices, futures contracts, options on futures contracts and transactions in securities on a when-issued or forward commitment basis, and except that each Equity and Bond Fund may enter into forward currency contracts in accordance with its investment objectives and policies. Notwithstanding the above, the Tax-Free Short-Intermediate Bond Fund may not write or purchase options, including puts, calls, straddles, spreads, or any combination thereof;

     8. Purchase securities of companies for the purpose of exercising control;

     9. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, a Fund's sale of securities short against the box or a Fund's transactions in securities on a when-issued or forward commitment basis, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities;

     10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, and may engage in transactions in securities on a when-issued or forward commitment basis, and except that each Equity Fund and Bond Fund may enter into forward currency contracts in accordance with its investment objectives and policies; or

     11. Make loans, except that each Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately negotiated), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment objective and policies.

     In addition, the Tax-Free Short-Intermediate Bond Fund may not:

     1. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or its Advisor who own beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

     2. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation; or

     3. Participate on a joint or joint and several basis in any securities trading account.

     No Fund of Framlington may:

     1. Purchase securities (except U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the assets of a Fund may be invested without regard to this 5% limitation;

     2. Invest 25% or more of its total assets in securities issued by one or more issuers conducting their principal business activities in the same industry (except that the Healthcare Fund will invest more than 25% of its total assets in securities of issuers conducting their principal business activities in healthcare industries and the Global Financial Services Fund will invest more than 25% of its total assets in securities of issuers conducting their principal business activities in the financial services industry);

     3. Borrow money or enter into reverse repurchase agreement except that a Fund may (i) borrow money or enter into reverse repurchase agreements for temporary purposes in amounts not exceeding 5% of its total assets and (ii) borrow money for the purpose of meeting redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

     4. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose);

     5. Make loans of securities to other persons in excess of 25% of a Fund's total assets; provided a Fund may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations;

     6. Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

     7. Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein;

     8. Purchase securities on margin, or make short sales of securities (except that the Global Financial Services Fund may make short sales of securities), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but a Fund may make margin deposits in connection with transactions in options, futures and options of futures;

     9.   Make investments for the purpose of exercising control or management;

     10. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by a Fund of forward foreign currency exchange contracts, financial futures contracts and options on financial futures contracts, foreign currency futures contracts, and options on securities, foreign currencies and securities indices, as permitted by a Fund's Prospectus; or

     11.  Issue senior securities, except as permitted by the 1940 Act.

     Additional investment restrictions adopted by each Fund of Framlington which may be changed by the Board of Trustees, provide that each Fund may not:

     1.   Invest more than 15% of its net assets in illiquid securities;

     2. Own more than 10% (taken at market value at the time of purchase) of the outstanding voting securities of any single issuer; or

     3. Invest in other investment companies except as permitted under the 1940 Act.

     No Fund of the Company may:

     1. Invest more than 25% of its total assets in any one industry (i) provided that securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not considered to represent industries; (ii) except that the Real Estate Fund will invest more than 25% of its assets in securities of issuers in the real estate industry; (iii) except that the NetNet Fund will invest more than 25% of its assets in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with the Internet or Intranet related businesses; (iv) provided that with respect to the Focus Growth Fund, utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; (v) except that the Future Technology Fund will invest more than 25% of its total assets in the technology industry; (vi) except that the International NetNet Fund will invest more than 25% of its assets in securities of foreign companies engaged in the research, design, development, manufacturing or engaged to a significant extent in the business of distributing of products, processes or services for use with the Internet or Intranet related businesses; and (vii) except that the Bio(Tech)2 Fund will invest more than 25% of its assets in securities of companies dedicated to biotechnological solutions for the healthcare and medical fields;

     2. (For each Fund except the International Bond Fund and the Future Technology Fund) with respect to 75% of a Fund's assets, invest more than 5% of a Fund's assets (taken at a market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     3. Borrow money or issue senior securities (as defined in the 1940 Act) except that the Funds may borrow (i) for temporary purposes in amounts not exceeding 5% of its total assets and (ii) to meet redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

     4. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose);

     5. Make loans of securities to other persons in excess of 25% of a Fund's total assets and 33 1/3% of the Money Market Fund's total assets; provided the Funds may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations;

     6. Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

     7. (For each Fund except the Real Estate Fund) purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein. The Real Estate Fund may not buy or sell real estate; however, this prohibition does not apply to the purchase or sale of
          (i) securities which are secured by real estate, (ii) securities representing interests in real estate, (iii) securities of companies operating in the real estate industry including real estate investment trusts, and (iv) the holding and sale of real estate acquired as a result of the ownership of securities;

     8. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Funds (with the exception of the Money Market Fund) may make margin deposits in connection with transactions in options, futures and options on futures;

     9.   Make investments for the purpose of exercising control or management;
          or

     10. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Future Technology, Growth Opportunities, Multi-Season, NetNet, Real Estate, Value and International Bond Funds of forward currency contracts, financial futures contracts and options on financial futures contracts, and options on securities and on securities, foreign currencies and on securities indices, as permitted by each Fund's prospectus.

     Additional investment restrictions adopted by each Fund of the Company, which may be changed by the Board of Directors, provide that each Fund may not:


     1. Invest more than 15% of its net assets (10% of net assets for the Money Market Fund) (taken at market value at the time of purchase) in securities which cannot be readily resold because of legal or contractual restrictions and (in the case of International Bond Fund only) which are not otherwise marketable;

     2. (For each Fund except the International Bond Fund) own more than 10% (taken at market value at the time of purchase) of the outstanding voting securities of any single issuer;

     3. Purchase or sell interests in oil, gas or other mineral exploration or development plans or leases); or

     4. Invest in other investment companies except as permitted under the 1940 Act.

     In addition, the International Bond Fund and the Future Technology Fund may not with respect to 50% of each Fund's assets, invest more than 5% of each Fund's assets (taken at a market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, at the close of each quarter of its taxable year.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

                         TEMPORARY DEFENSIVE POSITION

     During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund (other than the Index 500 Fund) may invest without limit in cash and in U.S. dollar-denominated high quality money market and other short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

                            MANAGEMENT OF THE FUNDS

                       TRUSTEES, DIRECTORS AND OFFICERS

     The trustees, directors and executive officers of the Trust, Framlington and the Company, and their business addresses, ages, and principal occupations during the past five years are as set forth below. An asterisk (*) indicates a trustee/director who may be deemed to be an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust, Framlington and the Company.

                                     Positions with Trust, Company         Principal Occupation
Name, Address and Age                and Framlington+                      During Past Five Years
---------------------                ----------------                      ----------------------
Charles W. Elliott                   Trustee/Director and Chairman of      Senior Advisor to the President,
1024 Essex Circle                    the Board of Trustees and Directors   Western Michigan University (July
Kalamazoo, MI 49008                                                        1995 through December 1998);
DOB: 1/7/32                                                                Executive Vice President,
                                                                           Administration & Chief Financial
                                                                           Officer, Kellogg Company (January
                                                                           1987 through June 1995).  Trustee
                                                                           and Chairman of Board of Trustees,
                                                                           Munder @Vantage Fund and Board of
                                                                           Directors, Steelcase Financial
                                                                           Corporation.

John Rakolta, Jr.                    Trustee/Director and Vice Chairman    Chairman and Chief Executive
1876 Rathmor                         of the Boards of Trustees and         Officer, Walbridge Aldinger Company
Bloomfield Hills, MI 48304           Directors                             (construction company) (1991 to
DOB: 5/26/47                                                               present).  Trustee and Vice
                                                                           Chairman of Board of Trustees,
                                                                           Munder @Vantage Fund.

Thomas B. Bender                     Trustee/Director                      Director, Disciplined Growth
5033 Wood Ridge Road                                                       Investors (investment management
Glen Arbor, MI 49636                                                       firm) (December 1999 to present);
DOB: 7/14/33                                                               Partner, Financial & Investment
                                                                           Management Group (April 1991 to
                                                                           December 1999).  Trustee, Munder
                                                                           @Vantage Fund.

David J. Brophy                      Trustee/Director                      Professor, University of Michigan.
1025 Martin Place                                                          Director, River Place Financial
Ann Arbor, MI 48104                                                        Corporation.  Trustee, Munder
DOB: 8/7/36                                                                @Vantage Fund.

Dr. Joseph E. Champagne              Trustee/Director                      Dean, University Center, Macomb
319 East Snell Road                                                        College (since September 1997);
Rochester, MI 48306                                                        Corporate and Executive Consultant
DOB: 5/19/38                                                               (since September 1993); Chancellor,
                                                                           Lamar University (September 1994 to
                                                                           September 1995); Chairman of Board
                                                                           of Directors, Ross Controls of
                                                                           Troy, Michigan (manufacturing and
                                                                           engineering corporation).  Trustee,
                                                                           Munder @Vantage Fund.

Thomas D. Eckert                     Trustee/Director                      President and Chief Executive
10726 Falls Pointe Drive                                                   Officer, Capital Automotive REIT
Great Falls, VA 22066                                                      (real estate investment trust
DOB: 9/22/47                                                               specializing in retail automotive
                                                                           properties) (since November 1997);
                                                                           President, Mid-Atlantic Region of
                                                                           Pulte Home Corporation (developer
                                                                           of residential land and
                                                                           construction of housing units)
                                                                           (1983 to 1997).  Director, Celotex
                                                                           Corporation (building products
                                                                           manufacturer, Director, BBCN.com
                                                                           (online purchasing system for
                                                                           autodealers and their suppliers)
                                                                           and Trustee, Munder @Vantage Fund.

Michael T. Monahan*                  Trustee/Director                      Chairman of the Advisor (January
480 Pierce Street                                                          2000 to present); Chief Executive
Suite 300                                                                  Officer of the Advisor (October
Birmingham, MI 48009                                                       1999 to December 1999); President
DOB: 1/26/39                                                               of Monahan Enterprises, LLC
                                                                           (consulting company) (June 1999 to
                                                                           present); President of Comerica
                                                                           Incorporated (1994 to June 1999);
                                                                           President of Comerica Bank (1994 to
                                                                           June 1999). Director, Hertz
                                                                           Corporation, Director, Jacobson
                                                                           Stores, Inc. and Trustee, Munder
                                                                           @Vantage Fund.

James C. Robinson                    President                             Chief Executive Officer of the
480 Pierce Street                                                          Advisor (January 2000 to present)
Suite 300                                                                  Executive Vice President of the
Birmingham, MI 48009                                                       Advisor (February 1998 to December
DOB: 4/24/61                                                               1999); and Chief Investment
                                                                           Officer/Fixed Income of the Advisor
                                                                           (January 1995 to December 1999).

Stephen J. Shenkenberg               Vice President and Secretary          General Counsel to the Advisor
480 Pierce Street                                                          (July 2000 to present); Deputy
Suite 300                                                                  General Counsel of Strong Capital
Birmingham, MI 48009                                                       Management, Inc. (November 1996 to
DOB: 6/14/58                                                               July 2000); Associate Counsel of
                                                                           Strong Capital Management, Inc.
                                                                           (December 1992 to November 1996).

Elyse G. Essick                      Vice President                        Vice President and Director of
480 Pierce Street                                                          Communications and Client Services
Suite 300                                                                  of the Advisor (since January 1995).
Birmingham, MI 48009
DOB: 4/6/58

Leonard J. Barr                      Vice President                        Vice President and Director of Core
480 Pierce Street                                                          Equity Research of the Advisor
Suite 300                                                                  (since January 1995 ); Director and
Birmingham, MI 48009                                                       Senior Vice President, Old MCM
DOB: 6/16/44                                                               (since 1988); Director of LPM
                                                                           (since June 1993).

Libby E. Wilson                      Treasurer and Assistant Secretary     Director of Mutual Fund Operations
480 Pierce Street                                                          of the Advisor (since July 1999);
Suite 300                                                                  Global Portfolio Client Associate
Birmingham, MI 48009                                                       of Invesco Global Asset Management
DOB:2/24/69                                                                (investment advisor) (March 1999 to
                                                                           July 1999); Manager of Mutual Funds
                                                                           Operations of the Advisor (May 1996
                                                                           to March 1999); Administrator of
                                                                           Mutual Funds Operations of the
                                                                           Advisor (March 1993 to May 1996).

Bradford E. Smith                    Assistant Treasurer                   Manager of Mutual Fund Operations
480 Pierce Street                                                          of the Advisor (March 2000 to
Suite 300                                                                  present; Administrator of Mutual
Birmingham, MI 48009                                                       Fund Operations of the Advisor
DOB:  4/19/72                                                              (August 1999 to February 2000);
                                                                           Assistant Vice President, Madison
                                                                           Mosaic, LLC (advisor to the Mosaic
                                                                           Funds) (September 1998 to July
                                                                           1999); Assistant Director of
                                                                           Shareholder Service, Madison
                                                                           Mosaic, LLC (April 1997 to August
                                                                           1998); Cash Manager, GIT Funds
                                                                           (n.k.a. Mosaic Funds); (June 1996
                                                                           to March 1997); and Registered
                                                                           Representative, GIT Investment
                                                                           Services, Inc. (January 1995 to May
                                                                           1996).

Mary Ann Shumaker                    Assistant Secretary                   Associate General Counsel of the
480 Pierce Street                                                          Advisor (since July 1997); and
Suite 300                                                                  Associate, Miro Weiner & Kramer
Birmingham, MI 48009                                                       (law firm) (1991 to 1997).
DOB:7/31/54

Therese Hogan             Assistant Secretary     Director, State Regulation
101 Federal Street                                Department, PFPC Inc.(formerly
Boston, MA 02110                                  First Data Investor Services
DOB: 2/27/62                                      Group)(since June 1994).



______
+ Individual holds the same position with St. Clair Funds, Inc. ("St. Clair), a registered investment company.

     Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and Framlington and Directors who are not interested persons of the Company receive an aggregate fee from the Trust, Framlington the Company and St. Clair for service on those organizations' respective Boards, comprised of an annual retainer fee of $35,000 (($43,750) for the Chairman) and a fee of $3,500 for each Board meeting attended; and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

     The following table summarizes the compensation paid by the Trust, Framlington, the Company and St. Clair to their respective Trustees/Directors for the fiscal year ended June 30, 2000.

                            Charles W. Elliot    John Rakolta, Jr.   Thomas B.  David J.  Dr. Joseph E.     Thomas D.
                                 Chairman          Vice Chairman      Bender     Brophy     Champagne         Eckert

------------------------------------------------------------------------------------------------------------------------
Aggregate Compensation
 from the Company                       $25,473             $23,513    $23,513   $23,513         $23,513         $23,513
 (comprised of 14 funds)

------------------------------------------------------------------------------------------------------------------------
 Aggregate Compensation
 from the Trust                         $28,733             $26,523    $26,523   $26,523         $26,523         $26,523
 (comprised of 14 funds)
------------------------------------------------------------------------------------------------------------------------
 Aggregate Compensation
 from Framlington                       $   768             $   709    $   709   $   709         $   709         $   709
 (comprised of 4 funds)
------------------------------------------------------------------------------------------------------------------------
 Aggregate Compensation
 from St. Clair                         $ 1,901             $ 1,755    $ 1,755   $ 1,755         $ 1,755         $ 1,755
 (comprised of 11 funds)
------------------------------------------------------------------------------------------------------------------------
 Pension Retirement
 Benefits Accrued as
 Part of Fund Expenses                    None                None       None      None            None           None
------------------------------------------------------------------------------------------------------------------------
 Estimated Annual
 Benefits upon Retirement                 None                None       None      None            None           None
------------------------------------------------------------------------------------------------------------------------
 Total from the Fund
 Complex                                $56,875             $52,500    $52,500   $52,500         $52,500         $52,500
------------------------------------------------------------------------------------------------------------------------

     No officer, director or employee of the Advisor, World, the Sub-Advisor, the Custodian, the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Trust, Framlington or the Company. As of September 29, 2000, the Trustees and officers of the Trust, as a group, owned less than 1% of all classes of outstanding shares of the Funds of the Trust, the Trustees and officers of Framlington, as a group, owned less than 1% of all classes of outstanding shares of the Funds of Framlington except the Emerging Markets Fund and the Healthcare Fund in which Trustees and officers, as a group, owned 1.010% and 2.6939% of Class Y shares of the these Funds, respectively, and the Directors and officers of the Company, as a group, owned less than 1% of all classes of outstanding shares of the Funds of the Company except the Future Technology Fund, the International NetNet Fund, the Micro-Cap Fund, the Money Market Fund and the NetNet Fund in which the Directors and officers, as a group, owned 3.2730%, 4.8830%, 1.7247%, 1.8166% and 5.3636% of
Class Y shares of these Funds, resepctively.


     James C. Robinson is administrator of a pension plan for employees of Munder Capital Management, which as of September 29, 2000, owned 9,646.102 Class Y shares of the Emerging Markets Fund, 18,604.340 Class Y shares of the International Growth Fund, 29,470.215 Class Y shares of the Equity Income Fund, 1,363.020 Class Y shares of the Money Market Fund, 5,774.189 Class Y shares of the Micro-Cap Fund, 42,122.135 Class Y shares of the Multi-Season Growth Fund, 19,188.187 Class Y shares of the Real Estate Fund, 42,664.112 Class Y shares of the Index 500 Fund, 13,327.778 Class Y shares of the Small-Cap Value Fund, 12,107.029 Class Y shares of the International Equity Fund and 10,238.090 Class Y shares of the Small Company Growth Fund, which represented less than 1% of the outstanding Class Y Shares of these Funds. As of the same date, the pension plan owned 9,144.787 Class Y shares of the Healthcare Fund, 18,821.439 Class Y shares of the Focus Growth Fund, 6,758.464 Class Y shares of the NetNet Fund, 43,425.203 Class Y shares of the International Bond Fund and 146,187,565 Class Y shares of the Bond Fund, which represented 1.5490%, 1.7940%, 1.6521%, 1.2070% and 1.1767%, respectively, of the outstanding Class Y shares of those Funds.


     The initial sales charge on Class A shares of the Funds of the Company, the Trust and Framlington will be waived for full-time employees and retired employees of the Advisor and individuals with an investment account or relationship with the Advisor.

     Shareholder and Trustee Liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Trust's and Framlington's Declaration of Trust, as amended, each provide that shareholders shall not be subject to any personal liability in connection with the assets of the Trust or Framlington for the acts or obligations of the Trust or Framlington, and that every note, bond, contract, order or other undertaking made by the Trust or Framlington shall contain a provision to the effect that the shareholders are not personally liable thereunder. Each Declaration of Trust, as amended, provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. Each Declaration of Trust, as amended, also provides that the Trust and Framlington shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust or Framlington, and shall satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust or Framlington itself would be unable to meet its obligations.

     Each Declaration of Trust, as amended, further provides that all persons having any claim against the Trustees, the Trust or Framlington shall look solely to the trust property for payment; that no Trustee of the Trust or Framlington shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Trust or Framlington; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, each Declaration of Trust, as amended, provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of being or having been a Trustee, and that the Trustees will indemnify officers, representatives and employees of the Trust and Framlington to the same extent that Trustees are entitled to indemnification.

              INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

     Investment Advisor, World and Sub-Advisor. The Advisor of each Fund (other than the Index 500 Fund and the International Equity Fund) is Munder Capital Management, a Delaware general partnership. The Advisor replaced Woodbridge Capital Management, Inc. ("Woodbridge") as investment advisor to the investment portfolios of the Trust and replaced Munder Capital Management, Inc. as the investment advisor to the investment portfolios of the Company on January 31, 1995, upon the closing agreement (the "Joint Venture Agreement") among Old MCM, Inc., Comerica, Woodbridge and WAM, pursuant to which Old MCM, Inc. contributed its investment advisory business and Comerica contributed the investment advisor business of its indirect subsidiaries, Woodbridge and World Asset Management, to the Advisor. The general partners of the Advisor are WAM, WAM II and Munder Group LLC. WAM and WAM II are wholly-owned subsidiaries of Comerica Bank - Detroit, which in turn. is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company.

     The investment advisor for the Index 500 Fund and the International Equity Fund is World Asset Management, a Delaware limited liability company. World is a wholly-owned subsidiary of the Advisor.

     The Funds have entered into Investment Advisory Agreements (the "Advisory Agreements") with the Advisor or World which have been approved by the shareholders.

     Under the terms of the Advisory Agreements, the Advisor or World furnishes continuing investment supervision to the Funds and is responsible for the management of the Funds' portfolios. The responsibility for making decisions to buy, sell or hold a particular security rests with the Advisor or World, subject to review by the Trust's and the Company's Boards of Directors/Trustees. Under the terms of the Advisory Agreement between the Advisor and Framlington and the Advisor and the Company, the Advisor furnishes overall investment management for the Framlington Funds, the International NetNet Fund and Bio(Tech)2 Fund, provides research and credit analysis, oversees the purchase and sale of portfolio securities by the Sub-Advisor, maintains books and records with respect to the Funds' securities transactions and provides periodic and special reports to the Board of Directors/Trustees as requested.

     The Advisory Agreements will continue in effect for a period of two years from their effective dates. If not sooner terminated, each Advisory Agreement will continue in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Boards of Directors/Trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Boards of Directors/Trustees. Each Advisory Agreement is terminable with respect to a Fund by vote of the Boards of Directors/Trustees, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Advisor or World. The Advisor or World may also terminate its advisory relationship with respect to a Fund without penalty on 90 days' written notice to the Trust, Framlington or the Company, as applicable. Each Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940
Act).

     The Sub-Advisor is a subsidiary of Framlington Group Limited, which is incorporated in England and Wales and, through its subsidiaries, provides a wide range of investment services. Framlington Group Limited is a wholly owned subsidiary of Framlington Holdings Limited which is, in turn, owned 49% by the Advisor and 51% by HSBC Holdings plc, a banking and financial services organization based in the United Kingdom.

     The Framlington Funds have entered into a Sub-Advisory Agreement with the Advisor and the Sub-Advisor which has been approved by the shareholders of the Framlington Funds. The International NetNet Fund and Bio(Tech)2 Fund have entered into a Sub-Advisory Agreement with the Advisor and the Sub-Advisor which has been approved by the shareholders of these Funds. Under the terms of each Sub-Advisory Agreement, the Sub-Advisor provides sub-advisory services to the Framlington Funds, the International NetNet Fund and Bio(Tech)2 Fund. Subject to the supervision of the Advisor, the Sub-Advisor is responsible for the management of each Fund's portfolio, including decisions regarding purchases and sales of portfolio securities by the Framlington Funds, the International NetNet Fund and Bio(Tech)2 Fund. The Sub-Advisor is also responsible for arranging the execution of portfolio management decisions, including the selection of brokers to execute trades and the negotiation of related brokerage commissions.

     Each Sub-Advisory Agreement, with respect to each Fund, will continue in effect with respect to each Fund for a period of two years from its effective date. If not sooner terminated, the Sub-Advisory Agreement will continue in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board of Directors/Trustees who are not parties to a Sub-Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) with respect to a Fund, the vote of a majority of the outstanding voting securities of that Fund, or (ii) the vote of a majority of the Board of Directors/Trustees. Each Sub-Advisory Agreement is terminable by vote of the Board of Directors/Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding voting securities of that Fund, at any time without penalty, on 60 days' written notice to the Sub-Advisor, or by the Advisor on 90 days' written notice to the Sub-Advisor. The Sub-Advisor may also terminate its sub-advisory relationship with a Fund without penalty on 90 days' written notice to Framlington. Each Sub-Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

     For the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from each Fund computed daily and payable monthly at the rates set forth below:

1.25% of average daily net assets
     .  Emerging Markets Fund**
     .  International NetNet Fund
     .  Bio(Tech)2 Fund

1.00% of the first $500 million of average daily net assets and .75% of net assets in excess of $500 million
     .  Multi-Season Fund*

1.00% of the first $250 million of average daily net assets and .75% of net assets in excess of $250 million
     .  International Growth Fund**
     .  Healthcare Fund**

1.00% of average daily net assets
     .  Future Technology Fund**
     .  Micro-Cap Fund
     .  NetNet Fund

 .75% of average daily net assets
     .  Digital Economy Fund
     .  Focus Growth Fund
     .  Global Financial Services Fund**
     .  Equity Income Fund
     .  Growth Opportunities Fund**
     .  International Equity Fund
     .  Small-Cap Value Fund
     .  Small Company Growth Fund

 .74% of average daily net assets
     .  Real Estate Fund

 .65% of average daily net assets
     .  Balanced Fund

 .50% of average daily net assets
     .  Bond Fund
     .  Intermediate Bond Fund
     .  International Bond Fund
     .  U.S. Income Fund
     .  Michigan Bond Fund
     .  Tax-Free Bond Fund
     .  Tax-Free Short-Intermediate Bond Fund

 .40% of average daily net assets
     .  Money Market Fund

 .35% of average daily net assets
     .  Cash Investment Fund
     .  Tax-Free Money Market Fund
     .  U.S. Treasury Money Market Fund

__________
* The Advisor expects to receive, after waivers, an advisory fee at the annual rate of .75% of average daily net assets of Multi-Season Fund during the current fiscal year.

** The Advisor expects to voluntarily reimburse expenses during the current fiscal year with respect to Future Technology Fund, Growth Opportunities Fund, International Growth Fund, Emerging Markets Fund, Healthcare Fund and Global Financial Services Fund. The Advisor may discontinue such fee waivers and/or expense reimbursements at any time, in its sole discretion.


     The Advisor pays the Sub-Advisor a monthly fee equal on an annual basis to up to 0.50% of average daily net assets up to $250 million, reduced to .375% of average daily net assets in excess of $250 million for the International Growth Fund and the Healthcare Fund, up to .625% of average daily net assets for the Emerging Markets Fund and .375% of average daily net assets for the Global Financial Services Fund. The Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of 0.625% of each average daily net assets for the International NetNet Fund and the Bio(Tech)2 Fund.

     For the advisory services provided and expenses assumed by it, World has agreed to a fee from each Fund computed daily and payable monthly at the rates set forth below:

 .20% of the first $250 million of average daily net assets;
0.12% of the next $250 million of net assets and .07% of net assets in excess of $500 million
     .  Index 500 Fund

 .75% of average daily net assets
     .  International Equity Fund

     For the fiscal year ended June 30, 1998 (and for the period from commencement of operations through June 30, 1998 for the Global Financial Services Fund and Growth Opportunities Fund), the Advisor received fees after waivers, if any, of $524,133 for the Balanced Fund, $1,900,685 for the Equity Income Fund, $884,003 for the Index 500 Fund, $1,628,425 for the International Equity Fund, $3,045,349 for the Small Company Growth Fund, $1,116,093 for the Bond Fund, $2,770,357 for the Intermediate Bond Fund, $1,386,132 for the U.S. Income Fund, $261,589 for the Michigan Bond Fund, $1,017,292 for the Tax-Free Bond Fund, $1,542,255 for the Tax-Free Short-Intermediate Bond Fund, $3,750,786 for the Cash Investment Fund, $1,075,987 for the Tax-Free Money Market Fund, $470,094 for the U.S. Treasury Money Market Fund, $6,169,411 for the Multi-Season Fund, $612,857 for the Real Estate Fund, $454,600 for the Money Market Fund, $516,840 for the International Growth Fund, $554,427 for the Emerging Markets Fund, $143,897 for the Healthcare Fund, $304,989 for the Micro-Cap Equity Fund, $1,028,013 for the Small-Cap Value Fund, $253,258 for the International Bond Fund, $62,684 for NetNet Fund, $302 for the Global Financial Services Fund and $193 for the Growth Opportunities Fund.

     For the fiscal year ended June 30, 1999 (and for the period of commencement of operations through June 30, 1999 for the Focus Growth Fund) the Advisor received fees after waivers, if any, of $417,501 for the Balanced Fund, $50,364 for the Focus Growth Fund, $1,851,765 for the Equity Income Fund, $19,294 for the Growth Opportunities Fund $681,461 for the Index 500 Fund, $1,537,543 for the International Equity Fund, $432,863 for the Micro-Cap Equity Fund, $5,611,477 for the Multi-Season Fund, $8,434,195 for NetNet Fund, $652,005 for the Real Estate Fund, $1,022,524 for the Small-Cap Value Fund, $2,558,572 for the Small Company Growth Fund, $1,323,141 for the Bond Fund, $2,847,670 for the Intermediate Bond Fund, $270,236 for the International Bond Fund, $345,389 for the Michigan Bond Fund, $971,168 for the Tax-Free Bond Fund, $1,511,012 for the Tax-Free Short-Intermediate Bond Fund, $1,506,263 for the U.S. Income Fund, $4,450,033 for the Cash Investment Fund, $514,285 for the Money Market Fund, $1,188,449 for the Tax-Free Money Market Fund, $334,833 for the U.S. Treasury Money Market Fund, $626,144 for the International Growth Fund, $538,218 for the Emerging Markets Fund, $192,182 for the Healthcare Fund and $18,413 for the Global Financial Services Fund.

     For the fiscal year ended June 30, 2000, the Advisor received fees after waivers, if any, of $260,611 for the Balanced Fund, $1,483,572 for the Equity Income Fund, $85,110 for the Focus Growth Fund, $8,502,085 for the Future Technology Fund, $48,430 for the Growth Opportunities Fund $1,400,747 for the Index 500 Fund, $1,637,127 for the International Equity Fund, $1,039,691 for International NetNet Fund, $852,143 for the Micro-Cap Equity Fund, $5,251,672 for the Multi-Season Fund, $62,796,523 for NetNet Fund, $493,473 for the Real Estate Fund, $716,497 for the Small-Cap Value Fund, $1,874,829 for the Small Company Growth Fund, $1,077,348 for the Bond Fund, $2,355,369 for the Intermediate Bond Fund, $244,829 for the International Bond Fund, $280,550 for the Michigan Bond Fund, $771,797 for the Tax-Free Bond Fund, $1,220,097 for the Tax-Free Short-Intermediate Bond Fund, $1,299,092 for the U.S. Income Fund, $4,653,012 for the Cash Investment Fund, $488,797 for the Money Market Fund, $1,275,367 for the Tax-Free Money Market Fund, $222,962 for the U.S. Treasury Money Market Fund, $787,367 for the International Growth Fund, $773,463 for the Emerging Markets Fund, $819,735 for the Healthcare Fund and $28,221 for the Global Financial Services Fund.

     For the fiscal year ended June 30, 1998, the Advisor voluntarily waived advisory fees and/or reimbursed expenses in the amounts of $421,846 for the Index 500 Fund, $75,264 for the Micro-Cap Equity Fund, $1,214,795 for the Multi-Season Growth Fund, $110,473 for the Emerging Markets Fund, $112,541 for the Healthcare Fund, $105,456 for the International Growth Fund, $33,890 for the NetNet Fund and $2 for the Growth Opportunities Fund.

     For the fiscal year ended June 30, 1999, the Advisor voluntarily waived advisory fees and/or reimbursed expenses in the amounts of $12,414 for the Growth Opportunities Fund, $1,778,650 for the Index 500 Fund, $50,658 for the Micro-Cap Equity Fund, $1,250,000 for the Multi-Season Growth Fund, $118,477 for the Emerging Markets Fund, $59,761 for the Healthcare Fund, $93,638 for the International Growth Fund and $0 for the NetNet Fund.

     For the fiscal year ended June 30, 2000, the Advisor voluntarily waived advisory fees and/or reimbursed expenses in the amounts of $375,027 for the Future Technology Fund, $3,256 for the Growth Opportunities Fund, $2,311,983 for the Index 500 Fund, $4,684 for the Micro-Cap Equity Fund, $1,250,000 for the Multi-Season Growth Fund, $95,447 for the Emerging Markets Fund, $15,128 for the Healthcare Fund, $17,963 for the International Growth Fund and $30,409 for the Global Financial Services Fund.

     Distribution Agreements. The Trust, Framlington and the Company have entered into distribution agreements, under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. The Distributor pays the cost of printing and distributing prospectuses to persons who are not holders of shares of the Funds (excluding preparation and printing expenses necessary for the continued registration of the shares) and of printing and distributing all sales literature. The Distributor's principal offices are located at 60 State Street, Suite 300, Boston, Massachusetts 02109.

     Distribution Services Arrangements - Class A, Class B, Class C and Class II Shares. Each Fund has adopted a Service Plan with respect to its Class A Shares pursuant to which it uses its assets to finance activities relating to the provision of certain shareholder services. Under the Service and Distribution Plans for Class A Shares, the Distributor is paid an annual service fee at the rate of up to 0.25% of the value of average daily net assets of the Class A Shares of each Fund. Each Fund has also adopted Service and Distribution Plans with respect to its Class B Shares and Class C Shares (except the Bio(Tech)2 Fund, the Digital Economy Fund, Future Technology Fund and the International NetNet Fund), pursuant to which it uses its assets to finance activities relating to the distribution of its shares to investors and provision of certain shareholder services. Under the Service and Distribution Plans for Class B and Class C Shares, the Distributor is paid an annual service fee of up to 0.25% of the value of average daily net assets of the Class B and Class C Shares of each Fund and an annual distribution fee at the rate of up to 0.75% of the value of average daily net assets of the Class B and Class C Shares of each Fund. Under the Service and Distribution Plans for Class II Shares with respect to the Bio(Tech)2 Fund, Digital Economy Fund, Future Technology Fund, Focus Growth Fund, Growth Opportunities Fund, Global Financial Services Fund and International NetNet Fund, the Distributor is paid an annual service fee of up to 0.25% of the value of average daily net assets of the Class II Shares of each Fund and an annual distribution fee at the rate of up to 0.75% of the value of average daily net assets of the Class II Shares of each Fund.

     Under the terms of the Service and Distribution Plans (collectively, the "Plans"), each Plan continues from year to year, provided such continuance is approved annually by vote of the Boards of Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Trust, Framlington or the Company, as applicable, and who have no direct or indirect financial interest in the operation of that Plan (the "Non-Interested Plan Directors"). The Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval, and all amendments of the Plans also must be approved by the Directors/Trustees in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Directors or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant class of the respective Fund on not more than 30 days' written notice to the Distributor of the Plan. Pursuant to each Plan, the Distributor will provide the Boards of Directors/Trustees periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

     The Directors/Trustees have determined that the Plans will benefit the Trust, Framlington, the Company and their respective shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale; (ii) retaining existing accounts;
(iii) facilitating portfolio management flexibility through continued cash flow into the Funds; and (iv) maintaining a competitive sales structure in the mutual fund industry.

     With respect to Class B and Class C Shares of each Fund, the Distributor expects to pay sales commissions to dealers authorized to sell a Fund's Class B and Class C Shares at the time of sale. With respect to Class II Class Shares of the Future Technology Fund, Focus Growth Fund, Growth Opportunities Fund and Global Financial Services Fund, the Distributor expects to pay sales commissions to dealers authorized to sell the Funds' Class II Shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement by the relevant Plan. In addition, the Advisor may use its own resources to make payments to the Distributor or dealers authorized to sell the Funds' shares to support their sales efforts.

Fees paid to the Distributor Pursuant to Class A Service Plans for the last three fiscal years.

                                        FISCAL YEAR               FISCAL YEAR               FISCAL YEAR
                                        ENDED                     ENDED                     ENDED
                                        6/30/98                   6/30/99                   6/30/00
                                        --------------------------------------------------------------------------------
Funds of the Trust
Balanced Fund                           $  1,274                  $  2,752                  $    6,781
Bond Fund                               $  2,735                  $  5,031                  $    6,407
Cash Investment Fund                    $269,773                  $318,257                  $  340,566
Equity Income Fund                      $ 14,520                  $ 14,718                  $   14,052
Index 500 Fund                          $140,154                  $668,669                  $1,143,992
Intermediate Bond Fund                  $ 17,654                  $ 22,016                  $   23,737
International Equity Fund               $ 15,618                  $ 16,677                  $   20,809
Michigan Bond Fund                      $  2,067                  $  5,390                  $    3,097
Small Company Growth Fund               $ 59,251                  $ 52,064                  $   41,740
Tax-Free Bond Fund                      $  7,966                  $  6,166                  $    5,108
Tax-Free Short-Intermediate Bond Fund   $ 17,556                  $ 16,189                  $   13,533
Tax-Free Money Market Fund              $154,996                  $177,079                  $  203,692
U.S. Income Fund                        $  6,581                  $  9,378                  $   14,228
U.S. Treasury Money Market Fund         $ 18,269                  $ 28,349                  $   40,320

Funds of the Company
Future Technology Fund                       N/A                       N/A                  $  807,563
International Bond Fund                 $    400                  $    813                  $      931

                                          FISCAL YEAR     FISCAL YEAR         FISCAL YEAR
                                          ENDED           ENDED               ENDED
                                          6/30/98         6/30/98             6/30/00
                                         ------------------------------------------------------
International NetNet Fund                 N/A             N/A                 $   93,973
Micro-Cap Fund                            $ 14,218        $ 19,674            $   52,367
Money Market Fund                         $ 31,560        $ 45,127            $   77,597
Multi-Season Fund                         $ 55,691        $100,839            $  138,000
NetNet Fund                               $  2,066        $839,394            $5,779,672
Real Estate Fund                          $  6,769        $  7,993            $    7,030
Small-Cap Value Fund                      $ 10,714        $ 15,374            $   10,020

Funds of Framlington
Emerging Markets Fund                     $  1,804        $  1,134            $    4,275
Healthcare Fund                           $  7,066        $ 10,366            $   55,424
International Growth Fund                 $  3,287        $  5,139            $    6,907

     As of June 30, 2000, the Focus Growth Fund, Growth Opportunities Fund and the Global Financial Services Fund had not commenced selling of Class A Shares.

Fees paid to the Distributor Pursuant to Class B Service and Distribution Plans for the last three fiscal years.

                                     FISCAL YEAR ENDED     FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                     JUNE 30, 1998         JUNE 30, 1999            JUNE 30, 2000
                                     DISTRIBUTION          DISTRIBUTION             DISTRIBUTION
                                     AND SERVICE           AND SERVICE              AND SERVICE
                                     FEES         CDSCs    FEES             CDSCs   FEES              CDSCs
                                   ------------------------------------------------------------------------
Funds of the Trust
Balanced Fund                        $  3,890   $ 1,004    $    9,120  $      909   $    41,466  $    5,282
Bond Fund                            $  6,329   $   245    $   15,696  $    2,354   $    31,465  $   15,127
Equity Income Fund                   $ 10,447   $ 2,013    $   24,950  $    4,389   $    36,171  $    9,635
Index 500 Fund                       $421,479   $51,363    $1,928,910  $  146,960   $ 3,539,936  $  445,827
Intermediate Bond Fund               $  5,683   $ 1,556    $   22,201  $    9,978   $    52,872  $   21,820
International Equity Fund            $ 11,221   $ 2,246    $    9,592  $    4,257   $    21,134  $    4,959
Michigan Bond Fund                   $  4,234   $    27    $    6,916  $      434   $     4,878  $   11,055
Small Company Growth Fund            $107,506   $ 6,931    $  107,763  $   36,705   $    85,145  $   39,502
Tax-Free Bond Fund                   $  3,552   $    50    $    7,353  $      428   $    11,148  $    4,706
Tax-Free Short-Intermediate
 Bond Fund                           $  3,575   $     0    $    9,837  $      652   $    12,688  $    2,746
U.S. Income Fund                     $ 12,408   $     1    $   35,222  $    3,037   $    48,689  $   13,410

Funds of the Company
Future Technology Fund                    N/A       N/A           N/A         N/A   $ 3,288,288  $1,144,892
International Bond Fund              $    401   $     0    $    1,342  $        0   $     1,544  $      500
International NetNet Fund                 N/A       N/A           N/A         N/A   $   294,198  $        0
Micro-Cap Fund                       $ 81,387   $18,345    $  127,395  $   50,177   $   265,788  $   50,080
Money Market Fund                    $  7,836   $ 2,888    $   47,860  $   77,825   $   209,739  $  549,710
Multi-Season Fund                    $942,437   $57,921    $  948,914  $   41,704   $   672,504  $   81,040
NetNet Fund                          $  1,359*  $     0    $3,635,986  $1,584,021   $26,585,334  $8,862,142
Real Estate Fund                     $ 63,758   $ 6,409    $   56,177  $   22,385   $    37,020  $   24,644
Small-Cap Value Fund                 $ 15,054   $   590    $   28,749  $    6,116   $    28,323  $   10,622

Funds of Framlington
Emerging Markets Fund                $  4,169   $ 1,670    $    4,912  $   22,506   $    21,671  $    9,496
Healthcare Fund                      $ 42,842   $ 7,556    $   75,939  $   43,628   $   302,508  $  163,343
International Growth Fund            $  2,170   $   190    $    5,792  $   15,508   $    10,623  $    4,494

______________________
*  Figures reflect period from commencement of operations through June 30, 1998.

   As of June 30, 2000, the Focus Growth Fund, the Growth Opportunities Fund and the Global Financial Services Fund had not commenced selling of Class B Shares.

Fees paid to the Distributor Pursuant to Class C Service and Distribution Plans for the last three fiscal years.

                               FISCAL YEAR ENDED      FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                 JUNE 30, 1998          JUNE 30, 1999          JUNE 30, 2000

                             DISTRIBUTION             DISTRIBUTION          DISTRIBUTION
                             AND SERVICE              AND SERVICE           AND SERVICE
                             FEES            CDSCs    FEES          CDSCs   FEES             CDSCs
                           -------------------------------------------------------------------------
Funds of the Trust
Balanced Fund                    $    880  $    29    $  1,491    $     36   $    14,537  $      504
Bond Fund                        $  1,545  $   862    $  2,689    $      0   $     4,054  $      444
Equity Income Fund               $  7,781  $    67    $  9,852    $  2,098   $    10,898  $    2,154
Index 500 Fund                       N/A*      N/A       N/A**         N/A           N/A         N/A
Intermediate Bond Fund           $  1,584  $ 7,747    $  2,423    $    436   $     7,507  $    1,117
International Equity Fund        $ 23,594  $11,988    $ 17,822    $    259   $    29,497  $    1,010
Michigan Bond Fund               $    747  $     0    $  2,242    $  2,946   $     1,545  $      130
Small Company Growth Fund
                                 $ 51,322  $13,088    $ 47,642    $  4,471   $    33,388  $    1,134
Tax-Free Bond Fund               $    396  $     0    $    666    $     10   $     1,676  $       53
Tax-Free
 Short-Intermediate Bond             N/A*      N/A    $    316    $      0   $     2,757  $    1,387
 Fund

U.S. Income Fund                 $    268  $    35    $    6,931  $      0   $    13,976  $    2,663

Funds of the Company
International Bond Fund          $      2  $     0    $      491  $      0   $       524  $        0
Micro-Cap Fund                   $ 42,988  $24,200    $   57,284  $  6,445   $   117,226  $   10,072
Money Market Fund                $ 13,170  $     3    $   15,411  $ 11,034   $    74,390  $   85,315
Multi-Season Fund                $112,333  $   556    $  125,706  $  1,353   $   113,212  $      835
NetNet Fund                          N/A*      N/A    $1,370,510  $235,208   $12,742,083  $1,166,840
Real Estate Fund                 $ 10,810  $   261    $   12,460  $    594   $     8,021  $      254
Small-Cap Value Fund             $  9,109  $   159    $   17,721  $    719   $    14,296  $       40

Funds of Framlington
Emerging Markets Fund            $    448  $     0    $    3,029  $     75   $     7,425  $    2,222
Healthcare Fund                  $ 20,953  $   474    $   23,360  $    446   $   202,310  $   75,560
International Growth Fund        $  1,303  $   142    $    1,744  $     46   $     4,721  $      751

___________________________________
* As of June 30, 1998, the NetNet Fund had not commenced selling Class C shares.

Fees paid to the Distributor Pursuant to Class II Service Plans for the last fiscal year.

                                                                 FISCAL YEAR
                                                                    ENDED
                                                                   6/30/00
                                    ----------------------------------------------------------------------------
                                      DISTRIBUTION
                                      AND SERVICE
                                      FEES                          CDSCs
Funds of the Company
Future Technology Fund                $1,882,575                    $0
International NetNet Fund             $        0                    $0

     As of June 30, 2000, the Focus Growth Fund, the Growth Opportunities Fund and the Global Financial Services Fund had not commenced selling of Class II Shares.

     The following amounts were paid by each Fund under its Class B Service and Distribution Plans during the fiscal year ended June 30, 2000.

                                         Printing and
                                          Mailing of                                                                    Interest
                                        Prospectuses to                                                                Carrying or
                                       other than Current   Compensation to     Compensation     Compensation to     other Financing
                         Advertising     Shareholders        Underwriters       to Dealers      Sales Personnel          Charges
                         -----------     ------------        ------------       ----------      ---------------          -------
Funds of the Trust
Balanced Fund                     $0              $0                 $0      $    2,876.93                 $0         $    1,819.41
Bond Fund                         $0              $0                 $0      $    2,835.39                 $0         $      933.03
Equity Income Fund                $0              $0                 $0      $    4,696.20                 $0         $    1,148.10
Index 500 Fund                    $0              $0                 $0      $  322,091.50                 $0         $   71,823.88
Intermediate Bond Fund            $0              $0                 $0      $    4,339.88                 $0         $      767.44
International Equity Fund         $0              $0                 $0      $    2,806.07                 $0         $      254.70
Michigan Bond Fund                $0              $0                 $0      $      785.62                 $0         $       73.60
Small Company Growth Fund         $0              $0                 $0      $   14,197.68                 $0         $    4,418.72
Tax-Free Bond Fund                $0              $0                 $0      $    1,260.45                 $0         $       25.86
Tax-Free                          $0              $0                 $0      $    1,815.31                 $0         $      355.82
Short-Intermediate
Bond Fund

U.S. Income Fund                  $0              $0                 $0      $    4,966.51                 $0         $      378.48
Funds of the Company
Future Technology Fund            $0              $0                 $0      $   10,992.45                 $0         $  204,772.62
International Bond Fund           $0              $0                 $0      $      291.54                 $0         $       96.94
International NetNet              $0              $0                 $0      $    1,713.59                 $0         $   20,194.59
 Fund
Micro-Cap Fund                    $0              $0                 $0      $   35,209.00                 $0         $   13,765.99
Money Market Fund                 $0              $0                 $0      $   47,850.82                 $0         $  (7,521.10)
Multi-Season Fund                 $0              $0                 $0      $  131,273.74                 $0         $   95,725.41
NetNet Fund                       $0              $0                 $0      $1,009,301.27                 $0         $1,208,675.96
Real Estate Fund                  $0              $0                 $0      $    6,548.59                 $0         $    1,654.14
Small-Cap Value Fund              $0              $0                 $0      $    4,691.76                 $0         $    1,677.02

Funds of Framlington
Emerging Markets Fund             $0              $0                 $0      $    1,432.62                 $0         $     1,00.30
Healthcare Fund                   $0              $0                 $0      $   22,248.65                 $0         $   18,662.40
International Growth              $0              $0                 $0      $    1,368.68                 $0         $      293.76
 Fund

     As of June 30, 2000, the Focus Growth Fund, the Growth Opportunities Fund and the Global Financial Services Fund had not commenced selling of Class B Shares.

     The following amounts were paid by each Fund under its Class C Service and Distribution Plans during the fiscal year ended June 30, 2000.

                                         Printing and
                                          Mailing of                                                                    Interest
                                          Prospectuses to                                                               Carrying or
                                        other than Current     Compensation to    Compensation     Compensation to   other Financing
                           Advertising      Shareholders         Underwriters       to Dealers      Sales Personnel      Charges
                           -----------      ------------         ------------       ----------      ---------------      -------
Funds of the Trust
Balanced Fund                     $0               $0                   $0         $    2,180.13             $0         $    94.94
Bond Fund                         $0               $0                   $0         $      675.81             $0         $   (51.53)
Equity Income Fund                $0               $0                   $0         $    3,420.82             $0         $  (240.49)
Index 500 Fund                    $0               $0                   $0         $           0             $0         $        0
Intermediate Bond Fund            $0               $0                   $0         $    2,226.28             $0         $   566.99
International Equity Fund         $0               $0                   $0         $   17,331.12             $0         $  (174.90)
Michigan Bond Fund                $0               $0                   $0         $      748.46             $0         $   (28.53)
Small Company Growth Fund         $0               $0                   $0         $   21,539.09             $0         $  (265.26)
Tax-Free Bond Fund                $0               $0                   $0         $      259.13             $0         $    61.28
Tax-Free                          $0               $0                   $0         $      199.74             $0         $   (38.52)
 Short-Intermediate Bond
 Fund
U.S. Income Fund                  $0               $0                   $0         $    3,124.60             $0         $  (190.18)

Funds of the Company
International Bond Fund           $0               $0                   $0         $      104.74             $0         $       63
Micro-Cap Fund                    $0               $0                   $0         $   53,664.87             $0         $   424.94
Money Market Fund                 $0               $0                   $0         $   57,253.29             $0         $  (946.75)
Multi-Season Fund                 $0               $0                   $0         $   90,680.47             $0         $(1,623.41)
NetNet Fund                       $0               $0                   $0         $1,417,124.24             $0         $74,241.84
Real Estate Equity                $0               $0                   $0         $    4,366.40             $0         $   (46.41)
 Investment Fund
Small-Cap Value Fund              $0               $0                   $0         $    8,144.74             $0         $   105.65

Funds of Framlington
Emerging Markets Fund             $0               $0                   $0         $    3,251.99             $0         $    17.16
Healthcare Fund                   $0               $0                   $0         $   19,089.82             $0         $ 2,666.61
International Growth Fund         $0               $0                   $0         $      810.43             $0         $    34.95

   The following amounts were paid by each Fund under its Class II Service and Distribution Plans during the fiscal year ended June 30, 2000.

                                         Printing and
                                          Mailing of                                                                    Interest
                                          Prospectuses to                                                               Carrying or
                                        other than Current     Compensation to    Compensation     Compensation to   other Financing
                           Advertising      Shareholders         Underwriters       to Dealers      Sales Personnel      Charges
                           -----------      ------------         ------------       ----------      ---------------      -------
Funds of the Company
Future Technology Fund           $0               $0                $0          $6.423.13                 $0            $34,452.82
International NetNet Fund        $0               $0                $0          $1,024.27                 $0            $ 1,672.13

     As of June 30, 2000, the Focus Growth Fund, the Growth Opportunities Fund and the Global Financial Services Fund had not commenced selling of Class II Shares.

     Shareholder Servicing Arrangements - Class K Shares. As stated in each Fund's Prospectus, Class K Shares are sold to investors through institutions which enter into Shareholder Servicing Agreements with the Trust, Framlington or the Company to provide support services to their Customers who beneficially own Class K Shares in consideration of the Funds' payment of not more than 0.25% (on an annualized basis) of the average daily net assets of the Class K Shares beneficially owned by the Customers.

     Services provided by institutions under their service agreements may include: (i) aggregating and processing purchase and redemption requests for Class K Shares from Customers and placing net purchase and redemption orders with the Distributor; (ii) providing Customers with a service that invests the assets of their accounts in Class K Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payments on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Class K Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries relating to the services performed by the institutions; (vii) providing subaccounting with respect to Class K Shares beneficially owned by Customers or the information necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Trust, Framlington or the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Trust's, Framlington's or the Company's arrangements with institutions; and (x) providing such other similar services as the Trust, Framlington or the Company may reasonably request to the extent the institutions are permitted to do so under applicable statutes, rules and regulations.

     Pursuant to the Trust's, Framlington's and the Company's agreements with such institutions, the Boards of Directors/Trustees will review, at least quarterly, a written report of the amounts expended under Trust's, Framlington's and the Company's agreements with institutions and the purposes for which the expenditures were made. In addition, the arrangements with institutions must be approved annually by a majority of the Boards of Directors/Trustees, including a majority of the Directors/Trustees who are not "interested persons" as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

     The Boards of Directors/Trustees have approved the arrangements with institutions based on information provided by the service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

     Administrator. State Street Bank and Trust Company ("State Street" or the "Administrator"), whose principal business address is 225 Franklin Street, Boston, Massachusetts, 02110, serves as administrator for the Trust, Framlington and the Company pursuant to administration agreements (each, an "Administration Agreement"). State Street has agreed to maintain office facilities for the Trust, Framlington and the Company; oversee the computation of each Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC. State Street may enter into an agreement with one or more third parties pursuant to which such third parties will provide administrative services on behalf of the Funds.

     Each Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for its bad faith, negligence or willful misconduct in the performance of its duties and obligations thereunder.

     For the period November 1, 1997 through June 30, 1998, administration fees of State Street accrued were: $27,469 for Balanced Fund, $86,722 for Bond Fund, $374,880 for Cash Investment Fund, $85,474 for Equity Income Fund, $235,148 for Index 500 Fund, $193,688 for Intermediate Bond Fund, $70,559 for International Equity Fund, $18,511 for Michigan Bond Fund, $142,877 for Small Company Growth Fund, $68,797 for Tax-Free Bond Fund, $104,833 for Tax-Free Short-Intermediate Bond Fund, $106,966 for Tax-Free Money Market Fund, $95,641 for U.S. Income Fund, $32,072 for U.S. Treasury Money Market Fund, $16,884 for International Bond Fund, $13,505 for Micro-Cap Fund, $36,373 for Money Market Fund, $240,139 for Multi-Season Fund, $2,614 for NetNet Fund, $30,617 for Real Estate Fund, $51,728 for Small Cap Value Fund, $13 for Growth Opportunities Fund, $19,511 for International Growth Fund, $16,445 for Emerging Markets Fund, $5,819 for Healthcare Fund, and $15 for Global Financial Services Fund.

     For the fiscal year ended June 30, 1999, administration fees of State Street accrued were: $68,581 for Balanced Fund, $282,194 for Bond Fund, $1,375,320 for Cash Investment Fund, $262,917 for Equity Income Fund, $1,009,569 for Index 500 Fund, $606,823 for Intermediate Bond Fund, $218,250 for International Equity Fund, $73,705 for Michigan Bond Fund, $363,930 for Small Company Growth Fund, $206,804 for Tax-Free Bond Fund, $321,790 for Tax-Free Short-Intermediate Bond Fund, $361,566 for Tax-Free Money Market Fund, $321,496 for U.S. Income Fund, $102,073 for U.S. Treasury Money Market Fund, $57,684 for International Bond Fund, $46,203 for Micro-Cap Fund, $137,095 for Money Market Fund, $796,216 for Multi-Season Fund, $895,909 for NetNet Fund, $94,060 for Real Estate Fund, $145,544 for Small Cap Value Fund, $2,743 for Growth Opportunities Fund, $66,652 for International Growth Fund, $45,835 for Emerging Markets Fund, $20,469 for Healthcare Fund, $2,479 for Global Financial Services Fund and $7,147 for Focus Growth Fund.

     For the fiscal year ended June 30, 2000, administration fees of State Street accrued were: $41,888 for Balanced Fund, $222,750 for Bond Fund, $845,071 for Cash Investment Fund, $62.437 for Emerging Markets Fund, $204,774 for Equity Income Fund, $11,672 for Focus Growth Fund, $837,627 for Future Technology Fund, $3,884 for Global Financial Services Fund $6,086 for Growth Opportunities Fund, $1,483,642 for Index 500 Fund, $80,784 for Healthcare Fund, $462,659 for Intermediate Bond Fund, $46,528 for International Bond Fund, $218,373 for International Equity Fund, $79,480 for International Growth Fund, $81,678 for International NetNet Fund, $58,080 for Michigan Bond Fund, $87,836 for Micro-Cap Fund, $116,098 for Money Market Fund, $724,377 for Multi-Season Fund, $6,458,442 for NetNet Fund, $69,012 for Real Estate Fund, $ 98,907 for Small Cap Value Fund, $258,496 for Small Company Growth Fund, $83,184 for Tax-Free Bond Fund, $121,907 for Tax-Free Short-Intermediate Bond Fund, $181,877 for Tax-Free Money Market Fund, $268,798 for U.S. Income Fund and $34,849 for U.S. Treasury Money Market Fund.

     Custodian. State Street serves as the custodian (the "Custodian") to the Funds pursuant to custodian agreements (each, a "Custodian Contract") between State Street and the Company, the Trust and Framlington, respectively. State Street is also the custodian with respect to the custody of foreign securities held by the Funds. State Street has in turn entered into additional agreements with financial institutions located in foreign countries with respect to the custody of such securities. Under the Custodian Contracts, State Street (i) maintains a separate account in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund's securities and (v) makes periodic reports to the Boards of Directors/Trustees concerning the Funds' operations.

     Transfer and Dividend Disbursing Agent. PFPC Inc. (the "Transfer Agent") located at 4400 Computer Drive, Westborough, Massachusetts 01581 serves as the transfer and dividend disbursing agent for the Funds pursuant to transfer agency agreements with the Trust, Framlington and the Company, respectively, under which the Transfer Agent (i) issues and redeems shares of each Fund, (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Funds and (v) makes periodic reports to the Boards Directors/Trustees concerning the operations of each Fund.

     Comerica. As stated in the Funds' Class K Shares Prospectus, Class K Shares of the Funds are sold to customers of banks and other institutions. Such banks and institutions may include Comerica Incorporated (a publicly-held bank holding company), its affiliates and subsidiaries and other institutions that have entered into agreements with the Company, the Trust and Framlington providing for shareholder services for their customers.

     Other Information Pertaining to Administration, Custodian and Transfer Agency Agreements. Except as noted in this SAI the Funds' service contractors bear all expenses in connection with the performance of their services and the Funds bear the expenses incurred in their operations. These expenses include, but are not limited to, fees paid to the Advisor, World, Sub-Advisor, Administrator, Custodian and Transfer Agent; fees and expenses of officers and Boards of Directors/Trustees; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and directors' and officers' liability insurance premiums; and the expense of using independent pricing services. Any general expenses of the Trust, Framlington or the Company that are not readily identifiable as belonging to a particular investment portfolio of the Trust, Framlington or the Company are allocated among all investment portfolios of the Trust, Framlington or the Company by or under the direction of the Boards of Directors/Trustees in a manner that the Boards determine to be fair and equitable. The Advisor, World, Sub-Advisor, Administrator, Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

                                CODE OF ETHICS

     The Company, the Trust, Framlington, Advisor, World, Sub-Advisor and the Distributor each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Company, the Trust, Munder Framlington, Advisor, World, Sub-Advisor and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet from the SEC's website at http:/www.sec.gov.

                            PORTFOLIO TRANSACTIONS

     Subject to the general supervision of the Boards of Directors/Trustees, the Advisor, World or the Sub-Advisor, as the case may be, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed .

     Over-the-counter issues, including corporate debt and government securities, are normally traded through dealers on a "net" basis (i.e., without commission), or directly with the issuer. With respect to over-the-counter transactions, the Advisor, World or the Sub-Advisor, as the case may be, will normally deal directly with dealers who make a market in the instruments except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Advisor, World or the Sub-Advisor, as the case may be, believes such practice to be in the Funds' interests.

     Since the Money Market Funds will invest only in short-term debt instruments, their annual portfolio turnover rates will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net investment income of a Money Market Fund. The portfolio turnover rate of a Fund is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were thirteen months or less for the Money Market Funds or one year or less for the Equity and Bond Funds) by the monthly average value of the securities held by the Fund during the year. The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year.

     Each Fund's portfolio turnover rate is included in the prospectuses under the section entitled "Financial Highlights." For the fiscal year ended June 30, 1999 and June 30, 2000 the portfolio turnover rates for the Funds were: 176% and 116%, respectively, for the Balanced Fund, 205% and 142%, respectively, for the Bond Fund, 138% and 59%, respectively, for the International Bond Fund, and 158% and 108%, respectively for the Small Company Growth Fund. The portfolio turnover of the Bond Fund and the International Bond Fund were affected by fluctuating interest rate conditions, changes in the shape of the yield curve, cash flows and sector reallocation which at times required increased dispositions and acquisitions of securities to maintain each Fund's maturity structure. The portfolio turnover of the Balanced Fund and Small Company Growth Fund were affected by currency volatility and redemptions which at times required increased dispositions and acquisitions of securities.

     In its Advisory Agreements, the Advisor and World and, in the case of the Framlington Funds, the Sub-Advisor pursuant to the Sub-Advisory Agreement each agree to select broker-dealers in accordance with guidelines established by the Boards of Directors/Trustees from time to time and in accordance with applicable law. In assessing the terms available for any transaction, the Advisor, World or the Sub-Advisor, as the case may be, shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory and Sub-Advisory Agreements authorize the Advisor, World or the Sub-Advisor, as the case may be, subject to the prior approval of the Boards of Directors/Trustees, to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor, World or the Sub-Advisor, as the case may be, determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor, World or the Sub-Advisor to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor, World or the Sub-Advisor, as the case may be, and does not reduce the advisory fees payable to the Advisor, World or the Sub-Advisor by the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     The table below shows information on brokerage commissions paid by the Funds. For the fiscal year ended June 30, 1998:

                                                               % of Brokerage Commission
                                       $ Amount Brokerage        Representing Research       $ Amount of Transactions
                                           Commission                   Services           Involving Research Services
                                 --------------------------------------------------------------------------------------
Balanced Fund                               $   73,143                    6.55%                          $  4,793
Equity Income Fund                          $  431,055                   11.01%                          $ 47,460
Index 500 Fund                              $   41,022                    0.00%                          $      0
International Equity Fund                   $  135,364                    0.00%                          $      0
Small Company Growth Fund                   $1,860,600                    1.68%                          $ 31,342
Micro-Cap Fund                              $  599,304                    1.26%                          $  7,561
Multi-Season Fund                           $  566,155                    9.80%                          $ 55,508
NetNet Fund                                 $   86,894                    0.00%                          $      0
Real Estate Fund                            $  102,670                    0.00%                          $      0
Small Cap Value Fund                        $  437,217                    3.27%                          $ 14,300
Growth Opportunities Fund*                  $    2,152                    0.00%                          $      0
International Growth Fund                   $  252,419                    6.84%                          $ 17,273
Emerging Markets Fund                       $  430,410                    1.46%                          $  6,274
Healthcare Fund                             $   20,464                    5.97%                          $  1,221
Global Financial Services Fund*             $    3,342                    0.00%                          $      0
---------------------------------

*For the period from commencement of operations through June 30, 1998

     The table below shows information on brokerage commissions paid by the Funds. For the fiscal year ended June 30, 1999:


                                                                % of Brokerage
                                         $ Amount Brokerage     Commission Representing     $ Amount of Transactions
                                         Commission             Research Services           Involving Research Services
                                         ------------------------------------------------------------------------------
Balanced Fund                            $  148,930              2.29%                      $ 3,404
Equity Income Fund                       $  339,050             10.01%                      $33,930
Index 500 Fund                           $   78,429              0.00%                      $   -
International Equity Fund                $   82,374              0.00%                      $   -
Small Company Growth Fund                $  867,597              0.54%                      $ 4,713
Micro-Cap Fund                           $  157,816              2.47%                      $ 3,905
Multi-Season Fund                        $1,066,557              3.11%                      $33,221
NetNet Fund                              $  407,329              6.63%                      $27,000
Real Estate Fund                         $  102,511              0.00%                      $   -
Small Cap Value Fund                     $  192,950              1.80%                      $ 3,481
Growth Opportunities Fund                $    8,130              1.25%                      $   102
International Growth Fund                $  257,980              0.00%                      $   -
Emerging Markets Fund                    $  456,864              0.00%                      $   -
Healthcare Fund                          $   20,634              0.00%                      $   -
Global Financial Services Fund           $    6,873              0.00%                      $   -
Focus Growth Fund                        $   32,160              0.01%                      $     3


     The table below shows information on brokerage commissions paid by the Funds. For the fiscal year ended June 30, 2000:


                                                                $ of Brokerage
                                         $ Amount Brokerage     Commission Representing     $ Amount of Transactions
                                         Commission             Research Services           Involving Research Services
                                         ------------------------------------------------------------------------------
Balanced Fund                            $  298,347.31          $ 23,331.50                 $14,902,627.20
Equity Income Fund                       $  462,172.39          $ 47,562.00                 $25,480,072.33
Index 500 Fund                           $   54,892.88          $       -                   $          -
International Equity Fund                $   61,823.90          $       -                   $          -
Small Company Growth Fund                $1,135,406.10          $ 15,577.00                 $ 4,981,732.18
Micro-Cap Fund                           $1,511,801.78          $    117.00                 $ 1,399,776.04
Multi-Season Fund                        $1,115,407.06          $175,515.10                 $51,000,968.72
NetNet Fund                              $5,797,984.65          $150,492.00                 $24,427,339.03
Real Estate Fund                         $  107,826.00          $  6,000.00                 $ 1,455,533.98
Small Cap Value Fund                     $  687,021.96          $  3,240.00                 $ 1,005,443.26
Growth Opportunities Fund                $   32,513.10          $  2,566.00                 $   911,433.08
International Growth Fund                $  125,390.11          $       -                   $          -
Emerging Markets Fund                    $  255,563.74          $       -                   $          -
Healthcare Fund                          $  258,386.90          $  3,626.93                 $   805,985.13
Global Financial Services Fund           $    9,011.98          $    678.00                 $   147,680.31
Focus Growth Fund                        $   11,478.44          $    102.00                 $   155,639.11


     Portfolio securities will not be purchased from or sold to the Advisor, World, Sub-Advisor, Distributor or any affiliated person (as defined in the 1940
Act) of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

     Investment decisions for each Fund and for other investment accounts managed by the Advisor, World or the Sub-Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Advisor, World or the Sub-Advisor, as the case may be, may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

     A Fund will not purchase securities while the Advisor, World, the Sub-Advisor or any affiliated person (as defined in the 1940 Act) is a member of any underwriting or selling group for such securities except pursuant to procedures adopted by the Trust's or Framlington Board of Trustees or the Company's Board of Directors in accordance with Rule 10f-3 under the 1940 Act.

     The Trust, the Company and Framlington are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940) Act or their parent companies held by them as of the close of their most recent fiscal year and state the value of such holdings. As of June 30, 2000, the Balanced Fund held securities of Chase Manhattan Corporation valued at $158,916, Lehman Brothers Holdings, Inc. valued at $136,170 and Morgan Stanley Dean Witter, Discover & Company valued at $33,300; the Cash Investment Fund held securities of Deutsche Bank AG valued at $24,993,217 and Societe Generale valued at $40,000,000; the Equity Income Fund of securities of Chase Manhattan Corporation valued at $$4,145,625 and Lehman Brothers Holdings, Inc. valued at $4,495,738; the Global Financial Services Fund held securities of ABN AMRO Holdings valued at $51,494, Bank of New York Company, Inc. valued at $55,800, Chase Manhattan Corporation valued at $89,822, HSBC Holdings plc valued at $114,315, John Hancock Financial Services, Inc. valued at $52,212, Lehman Brothers Holdings, Inc. valued at $75,650, Mellon Financial Corporation valued at $47,369 and Morgan Stanley Dean Witter, Discover & Company valued at $108,225; the Growth Opportunities Fund held securities of Lehman Brothers Holdings, Inc. valued at $231,678; the Index 500 Fund held securities of Bank of America Corporation valued at $8,531,157, Charles Schwab Corporation valued at $5,479,500, Chase Manhattan Corporation valued at $6,817,342, Lehman Brothers Holdings, Inc. valued at $1,390,069, Merrill Lynch & Company, Inc. valued at $5,336,000, Morgan (J.P.) & Company, Inc. valued at $2,169462, Morgan Stanley Dean Witter, Discover & Company valued at $11,278,543, Comerica, Inc. valued at $850,381 and PaineWebber Group, Inc. valued at $805,350; the International Equity Fund held securities of ABN AMRO Holdings valued at $1,019,344 and Deutsche Bank AG valued at $1,262,038; the Intermediate Bond held securities of Chase Manhattan Corporation valued at $4,991400; the International Growth Fund held securities of Nomura Securities Company Ltd. valued at $660,336; the Multi-Season Fund held securities of Morgan Stanley Dean Witter, Discover & Company valued at $5,557,75; and the NetNet Fund held securities of AmeriTrade Holding Corporation valued at $15,693,750, Charles Schwab Corporation valued at $88,265,625 and E*Trade Group, Inc. valued at $39,031,250.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Purchases. As described in the Prospectuses, shares of the Funds may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or the Distributor or through arrangements with his/her authorized broker and/or financial advisor.

     Retirement Plans. Shares of any of the Funds may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $10.00 annual custodial fee is also charged on IRAs. This custodial fee is due by December 15 of each year and may be paid by check or shares liquidated from a shareholder's account.

     Redemptions. The redemption price for Fund shares is the net asset value next determined after receipt of the redemption request in proper order. The redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge ("CDSC").

     Contingent Deferred Sales Charge - Class B Shares. Class B Shares redeemed within six years of purchase are subject to a CDSC. The CDSC is based on the original net asset value at the time of investment or the net asset value at the time of redemption, whichever is lower.

     The CDSC Schedule for Class B Shares of the Trust Funds purchased before June 27, 1995 is set forth below. The Prospectuses describe the CDSC Schedule for Class B Shares of Funds of the Trust, the Company and Framlington purchased after June 27, 1995.

                                             Class B Shares of the Trust Funds
                                            Purchased on or before June 27, 1995
Redemption During                                                                                      CDSC
---------------------------------------------------------------------------------------------------------------
1/st/ Year Since Purchase...........................................................................    4.00%
2/nd/ Year Since Purchase...........................................................................    4.00%
3/rd/ Year Since Purchase...........................................................................    3.00%
4/th/ Year Since Purchase...........................................................................    3.00%
5/th/ Year Since Purchase...........................................................................    2.00%
6/th/ Year Since Purchase...........................................................................    1.00%

     CDSC Waivers - Class B Shares of the Trust Funds Purchased on or before June 27, 1995. The CDSC will be waived with respect to Class B Shares of the Trust Funds purchased on or before June 27, 1995 in the following circumstances:

     (1) total or partial redemptions made within one year following the death or disability of a shareholder or registered joint owner;
     (2) minimum required distributions made in connection with an IRA or other retirement plan following attainment of age 59 1/2; and
     (3) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily.

     CDSC Waivers - Class B Shares of the Company Funds Purchased on or before June 27, 1995. The CDSC will be waived on the following types of redemptions with respect to Class B Shares of the Company Funds purchased on or before June 27, 1995:

     (1) redemptions by investors who have invested a lump sum amount of $1 million or more in the Fund;
     (2) redemptions by the officers, directors, and employees of the Advisor or the Distributor and such persons' immediate families;
     (3) dealers or brokers who have a sales agreement with the Distributor, for their own accounts, or for retirement plans for their employees or sold to registered representatives or full time employees (and their families) that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);
     (4) involuntary redemptions effected pursuant to the Fund's right to liquidate shareholder accounts having an aggregate net asset value of less than $250; and
     (5) redemptions the proceeds of which are reinvested in the Fund within 90 days of the redemption.

     Contingent Deferred Sales Charge - Class A, Class II, Class C Shares. The Prospectuses describe the CDSC for Class A, Class II or C Shares of the Funds of the Trust, the Company and Framlington purchased after June 27, 1995.

     Class A Shares of the Trust Funds purchased on or before June 27, 1995 without a sales charge by reason of a purchase of $500,000 or more are subject to a CDSC of 1.00% of the lower of the original purchase price or the net asset value at the time of redemption if such shares are redeemed within two years of the date of purchase. Class A Shares of the Trust Funds purchased on or before June 27, 1995 that are redeemed will not be subject to the CDSC to the extent that the value of such shares represents: (1) reinvestment of dividends or other distributions; (2)

Class A Shares redeemed more than two years after their purchase; (3) a minimum required distribution made in connection with IRA or other retirement plans following attainment of age 59 1/2; or (4) total or partial redemptions made within one year following the death or disability of a shareholder or registered joint owner.

     No CDSC is imposed to the extent that the current net asset value of the shares redeemed does not exceed (a) the current net asset value of shares purchased through reinvestment of dividends or capital gain distributions plus
(b) the current net asset value of shares purchased more than one year prior to the redemption, plus (c) increases in the net asset value of the shareholder's shares above the purchase payments made during the preceding one year.

     The holding period of Class A or Class C Shares of a Fund acquired through an exchange of the corresponding class of shares of the Munder Money Market Fund (which are available only by exchange of Class A or Class C Shares of the Fund, as the case may be) and the Company Funds, the Framlington Funds and the non-money market funds of the Trust will be calculated from the date that the Class A or Class C Shares of the Fund were initially purchased.

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing all Class A Shares on which a front-end sales charge has been assessed; then of shares acquired pursuant to the reinvestment of dividends and distributions; and then of amounts representing the cost of shares purchased one year or more prior to the redemption.

     Other Redemption Information. Redemption proceeds are normally paid in cash; however, each Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

     The Funds reserve the right to suspend or postpone redemptions during any period when: (i) trading on the New York Stock Exchange (the "NYSE") is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed other than for customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension or postponement for the protection of the shareholders; or (iv) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

     The Funds may involuntarily redeem an investor's shares if the net asset value of such shares is less than $250; provided that involuntary redemptions will not result from fluctuations in the value of an investor's shares. A notice of redemption, sent by first-class mail to the investor's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to $250 or more. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

     Exchanges. In addition to the method of exchanging shares described in the Funds' Prospectuses, a shareholder exchanging at least $1,000 of shares (for which certificates have not been issued) and who has authorized expedited exchanges on the application form filed with the Transfer Agent may exchange shares by telephoning the Funds at (800) 438-5789. Telephone exchange instructions must be received by the Transfer Agent by 4:00 p.m., Eastern time. The Funds, Distributor and Transfer Agent reserve the right at any time to suspend or terminate the expedited exchange procedure or to impose a fee for this service. During periods of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone exchanges. Neither the Funds nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone exchanges effected upon instructions believed by them to be genuine. The Transfer Agent has instituted procedures that it believes are reasonably designed to insure that exchange instructions communicated by telephone are genuine, and could be liable for losses caused by unauthorized or fraudulent instructions in the absence of such procedures. The procedures currently include a recorded verification of the shareholder's name, social security number and account number, followed by the mailing of a statement confirming the transaction, which is sent to the address of record.

                                NET ASSET VALUE

     Money Market Funds. The value of the portfolio securities of the Money Market Funds is calculated using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

     As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. The Boards of Directors/Trustees have established procedures reasonably designed, taking into account current market conditions and the Funds' investment objectives, for the purpose of maintaining a stable net asset value of $1.00 per share for each Money Market Fund for purposes of sales and redemptions. These procedures include a review by the Boards of Directors/Trustees, at such intervals as they deem appropriate, of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Fund, the Boards of Directors/Trustees will promptly consider whether any and, if any, what action should be initiated. If the Board believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution of other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce any such dilution or unfair results to the extent reasonably practicable. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

     Pursuant to Rule 2a-7 under the 1940 Act, each of the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that such Funds will not purchase any security with a remaining maturity (within the meaning of Rule 2a-7 under the 1940 Act) greater than 397 days (securities subject to repurchase agreements, variable and floating rate securities, and certain other securities may bear longer maturities), nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. In addition, the Funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "First Tier Securities" at the time of investment. First Tier Securities are those that are rated in the highest rating category by at least two nationally recognized security rating organizations NRSROs or by one if it is the only NRSRO rating such obligation or, if unrated, determined to be of comparable quality. A security is deemed to be rated if the issuer has any security outstanding of comparable priority and security which has received a short-term rating by an NRSRO. The Advisor will determine that an obligation presents minimal credit risks or that unrated investments are of comparable quality, in accordance with guidelines established by the Board of Directors/Trustees. There can be no assurance that a constant net asset value will be maintained for each Money Market Fund.

     All Funds. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Options will be valued at market value or fair value if no market exists. Futures contracts will be valued in like manner, except that open futures contract sales will be valued using the closing settlement price or, in the absence of such a price, the most recently quoted asked price. Restricted securities and securities and assets for which market quotations are not readily available are valued at fair value by the Advisor under the supervision of the Boards of Directors/Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Boards of Directors/Trustees determines that such valuation does not constitute fair value at that time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity). In determining the approximate market value of portfolio investments, the Trust, Framlington or the Company may employ outside organizations, which may use matrix or formula methods that take into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula methods not been used. All cash, receivables and current payables are carried on the Trust's, Framlington's or the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board members.

In-Kind Purchases

     With the exception of the Real Estate Fund, payment for shares may, in the discretion of the Advisor, World or the Sub-Advisor, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. Shares of the Real Estate Fund will not be issued for consideration other than cash. For further information about this form of payment please contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities
(a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other tax matters relating to the securities.

                            PERFORMANCE INFORMATION

Yield of the Money Market Funds

     The Money Market Funds' current and effective yields are computed using standardized methods required by the SEC. The annualized yield is computed by:
(a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1. Based on the foregoing computations, the table below shows the annualized yields for all share classes of the Cash Investment, Money Market, Tax-Free Money Market and U.S. Treasury Money Market Funds for the seven-day period ended June 30, 2000.

___________________________________________________________________________________________________________________________
                        Class A               Class B               Class C               Class K              Class Y
---------------------------------------------------------------------------------------------------------------------------
                           Effective             Effective             Effective             Effective            Effective
                  Yield      Yield      Yield      Yield      Yield      Yield      Yield      Yield     Yield      Yield
---------------------------------------------------------------------------------------------------------------------------
 Cash Investment
 Fund              5.92%      6.09%      N/A        N/A        N/A        N/A        6.02%      6.20%     6.17%        6.36%
---------------------------------------------------------------------------------------------------------------------------
 Money Market
 Fund              5.74%      5.90%     4.99%         5.12%   5.02%      5.15%        N/A        N/A      5.99%        6.17%
---------------------------------------------------------------------------------------------------------------------------
 Tax-Free Money
 Market Fund       3.77%      3.84%      N/A        N/A        N/A        N/A        3.86%      3.94%     4.01%        4.09%
---------------------------------------------------------------------------------------------------------------------------
 U.S. Treasury
 Money Market
 Fund              5.33%      5.47%       N/A        N/A       N/A        N/A        5.43%      5.58%     5.59%        5.74%
---------------------------------------------------------------------------------------------------------------------------

     In addition, a standardized "tax-equivalent yield" may be quoted for the Tax-Free Money Market Fund, which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) that is exempt from Federal income tax by 1 minus a stated Federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal income tax. For the seven-day period ended June 30, 2000, the tax-equivalent yield for Class A, Class K and Class Y Shares of the Tax-Free Money Market Fund was 5.48% (Class A), 5.61% (Class K) and 5.83% (Class Y) calculated for all share classes based on a stated tax rate of 31%. The fees which may be imposed by institutions on their Customers are not reflected in the calculations of yields for the Funds.

     Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields of each Fund will fluctuate, they cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each Fund's investment policies including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield.

Performance of the Non-Money Market Funds

     Yield. The Bond Funds' and International Bond Fund's (or one month) standard yield described in the applicable Prospectus is calculated for each Fund in accordance with the method prescribed by the SEC for mutual funds:

                          YIELD = 2 [( a-b + 1)6 - 1]
                                      ----
                                        cd
Where:

     a =dividends and interest earned by a Fund during the period;
     b =expenses accrued for the period (net of reimbursements and waivers);
     c =average daily number of shares outstanding during the period entitled to receive dividends;
     d =maximum offering price per share on the last day of the period.

     For the purpose of determining interest earned on debt obligations purchased by a Fund at a discount or premium (variable "a" in the formula), each Fund computes the yield to maturity of such instrument based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. The maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. For the purpose of computing yield on equity securities held by a Fund, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security for each day that the security is held by the Fund.

     Interest earned on tax-exempt obligations that are issued without original issue discount and that have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage- or other receivables-backed debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula). A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge imposed -- currently 5.50% of the per share offering price for Class A Shares of the Equity Funds (with the exception of the Index 500 Fund, currently 2.50% of the per share offering price for Class A) and the Balanced Fund and 4.00% of the per share offering price for Class A Shares of the Bond Fund, International Bond Fund and Tax-Free Bond Funds. The tax-equivalent yield for each Tax-Free Bond Fund below is based on a stated federal tax rate of 31% and, with respect to Michigan Bond Fund, a Michigan state tax rate of 4%.

Class A Shares
--------------

     The standard yields and/or tax-equivalent yields of the Class A Shares of the following Funds for the 30-day period ended June 30, 2000 were:

                                                                  30-Day Yield                  Tax-Equivalent 30-Day Yield
                                                                  ------------                  ---------------------------
Bond Fund                                                                 6.09%                             N/A
Intermediate Bond Fund                                                    5.86%                             N/A
U.S. Income Fund                                                          5.74%                             N/A
International Bond Fund                                                   2.59%                             N/A
Michigan Bond Fund                                                        4.23%                            6.50%
Tax-Free Bond Fund                                                        4.25%                            6.23%
Tax-Free Short-Intermediate Bond Fund                                     4.08%                            6.01%

Class B Shares
--------------

     The standard yields and/or tax-equivalent yields of the Class B Shares of the following Funds for the 30-day period ended June 30, 2000 were:

                                                                  30-Day Yield                  Tax-Equivalent 30-Day Yield
                                                                  ------------                  ---------------------------
Bond Fund                                                                 5.59%                             N/A
Intermediate Bond Fund                                                    5.35%                             N/A
U.S. Income Fund                                                          5.23%                             N/A
International Bond Fund                                                   1.96%                             N/A
Michigan Bond Fund                                                        3.66%                            5.63%
Tax-Free Bond Fund                                                        3.69%                            5.41%
Tax-Free Short-Intermediate Bond Fund                                     3.51%                            5.17%

Class C Shares
--------------

     The standard yields and/or tax-equivalent yields of the Class C Shares of the following Funds for the 30-day period ended June 30, 2000 were:

                                                                  30-Day Yield                  Tax-Equivalent 30-Day Yield
                                                                  -------------                 ---------------------------
Bond Fund                                                                  5.59%                            N/A
Intermediate Bond Fund                                                     5.34%                            N/A
U.S. Income Fund                                                           5.23%                            N/A
International Bond Fund                                                    1.96%                            N/A
Michigan Bond Fund                                                         3.66%                           5.63%
Tax-Free Bond Fund                                                         3.69%                           5.41%
Tax-Free Short-Intermediate Bond Fund                                      3.51%                           5.17%

Class K Shares
--------------

     The standard yields and/or tax-equivalent yields of the Class K Shares of the following Funds for the 30-day period ended June 30, 2000 were:


                                                      30-Day Yield                  Tax-Equivalent 30-Day Yield
                                                     -------------                  ---------------------------
Bond Fund                                               6.35%                                   N/A
Intermediate Bond Fund                                  6.11%                                   N/A
U.S. Income Fund                                        5.98%                                   N/A
International Bond Fund                                 2.71%                                   N/A
Michigan Bond Fund                                      4.41%                                 6.78%
Tax-Free Bond Fund                                      4.43%                                 6.49%
Tax-Free Short-Intermediate Bond Fund                   4.25%                                 6.26%


Class Y Shares
--------------

     The standard yields and/or tax-equivalent yields of the Class Y Shares of the following Funds for the 30-day period ended June 30, 2000 were:

                                                     30-Day Yield                   Tax-Equivalent 30-Day Yield
                                                     ------------                   ---------------------------
Bond Fund                                               6.60%                                   N/A
Intermediate Bond Fund                                  6.36%                                   N/A
U.S. Income Fund                                        6.23%                                   N/A
International Bond Fund                                 2.95%                                   N/A
Michigan Bond Fund                                      4.66%                                 7.16%
Tax-Free Bond Fund                                      4.68%                                 6.86%
Tax-Free Short-Intermediate Bond Fund                   4.50%                                 6.63%

     Total Return. Each Fund that advertises its "average annual total return" computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                     P (1 + T)/n/ = ERV
Where:
     P = hypothetical initial payment of $1,000;

     T = average annual total return;

     n = period covered by the computation, expressed in years; and

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

     Each Fund that advertises its "aggregate total return" computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                   (ERV) - 1
                                   -----
                     Aggregate Total Return = P

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period. The Funds' average annual total return and load adjusted aggregate total return quotations for Class A Shares will reflect the deduction of the maximum sales charge charged in connection with the purchase of such shares - currently 5.50% of the per share offering price for Class A Shares of the Equity Funds (with the exception of the Index 500 Fund, currently 2.50% of the per share offering price for Class A) and the Balanced Fund and 4.00% of the per share offering price for Class A Shares of the Bond Fund, International Bond Fund and Tax-Free Bond Funds; and the Funds' load adjusted average annual total return and load adjusted aggregate total return quotations for Class B Shares will reflect any applicable CDSC; provided that the Funds may also advertise total return data without reflecting any applicable CDSC sales charge imposed on the purchase of Class A Shares or Class B Shares in accordance with the views of the SEC. Quotations which do not reflect the sales charge will, of course, be higher than quotations which do.

     Based on the foregoing calculation, set forth below are the average annual total return figures for the Class A, B, C, II, K and Y Shares of each of the following Funds for the 1 year and 5 year periods ended June 30, 2000 and commencement of operations through June 30, 2000.

                             Returns Do Not Reflect Sales Charge (Load)             Returns Do Reflect Sales Charge (Load)
                             1 Year                5 Year        Inception        1 Year           5 Year         Inception
                          Period Ended          Period Ended      through      Period Ended     Period Ended       through
  Fund-Inception Date        6/30/00              6/30/00         6/30/00        6/30/00           6/30/00         6/30/00
--------------------------------------------------------------------------------------------------------------------------------
Funds of the Trust
Balanced Fund
Class A-4/30/93             27.17%                 16.78%         12.46%             20.22%             15.46%          12.57%
Class B-6/21/94             26.22%                 15.93%         15.56%             21.54%             15.70%          15.56%
Class C-1/24/96             26.33%            N/A                 15.81%             25.39%        N/A                  15.81%
Class K-4/16/93             27.01%                 16.78%         13.21%             27.01%             16.78%          13.21%
Class Y-4/13/93             27.33%                 17.08%         13.40%             27.33%             17.08%          13.40%

Equity Income Fund
Class A-8/8/94            (16.45)%                 11.23%         11.89%           (21.04)%              9.98%          10.81%
Class B-8/9/94            (17.07)%                 10.42%         11.08%           (21.02)%             10.15%          10.97%
Class C-12/5/95           (17.02)%            N/A                  8.36%           (17.81)%        N/A                   8.36%
Class K-7/5/94            (16.49)%                 11.23%         11.87%           (16.49)%             11.23%          11.87%
Class Y-7/5/94            (16.28)%                 11.51%         12.14%           (16.28)%             11.51%          12.14%

Index 500 Fund
Class A-12/9/92              6.74%                 23.22%         19.19%              4.07%             22.61%          18.78%
Class B-10/31/95             6.37%            N/A                 22.75%              3.37%        N/A                  22.64%
Class K-12/7/92              6.63%                 23.07%         19.09%              6.63%             23.07%          19.09%
Class Y-12/1/91              6.88%                 23.38%         19.25%              6.68%             23.28%          19.25%

International Equity
 Fund
Class A-11/30/92            23.86%                    13.87%      12.65%             17.06%             12.59%          11.81%
Class B-3/9/94              22.51%                    12.98%      10.11%             17.51%             12.74%          10.11%
Class C-9/29/95             22.66%                     N/A        12.53%             21.66%               N/A           12.53%
Class K-11/23/92            23.51%                    13.83%      12.80%             23.51%             13.83%          12.80%
Class Y-12/1/91             23.79%                    14.12%      12.08%             23.79%             14.12%          12.08%

Small Company Growth
 Fund
Class A-11/23/92            22.26%                    16.63%      14.12%             15.55%             15.32%          13.28%
Class B-4/28/94             19.49%                    15.43%      14.41%             14.49%             15.20%          14.41%
Class C-9/26/95             19.49%                     N/A        13.64%             18.49%              N/A            13.64%

                             Returns Do Not Reflect Sales Charge (Load)             Returns Do Reflect Sales Charge (Load)
                               1 Year             5 Year         Inception        1 Year             5 Year          Inception
                            Period Ended       Period Ended       through      Period Ended       Period Ended        through
Fund-Inception Date           6/30/00             6/30/00          6/30/00       6/30/00            6/30/00           6/30/00
--------------------------------------------------------------------------------------------------------------------------------
Class K-11/23/92               20.33%            16.26%            13.88%          20.33%            16.26%            13.88%
Class Y-12/1/91                20.63%            16.56%            15.25%          20.63%            16.56%            15.25%

Bond Fund
Class A-12/9/92                 2.57%             5.12%             5.72%         (1.52)%             4.27%             5.15%
Class B-3/13/96                 1.90%              N/A              4.29%         (2.90)%              N/A              3.90%
Class C-3/25/96                 1.79%              N/A              4.22%           0.83%              N/A              4.22%
Class K-11/23/92                2.68%             5.16%             5.70%           2.68%             5.16%             5.70%
Class Y-12/1/91                 2.94%             5.40%             5.73%           2.94%             5.40%             5.73%


Intermediate Bond Fund
Class A-11/24/92                3.68%             4.93%             5.02%         (0.50)%             4.07%             4.45%
Class B-10/25/94                3.03%             4.16%             5.11%         (1.87)%             3.83%             4.97%
Class C-4/19/96                 3.37%              N/A              4.34%           2.39%              N/A              4.34%
Class K-11/20/92                3.80%             4.93%             5.00%           3.80%             4.93%             5.00%
Class Y-12/1/91                 4.06%             5.19%             5.55%           4.06%             5.17%             5.55%

US Income Fund
Class A-7/28/94                 3.84%             5.46%             6.32%         (0.33)%             4.61%             5.58%
Class B-9/6/95                  2.97%              N/A              4.61%         (1.91)%              N/A              4.28%
Class C-8/12/96                 2.87%              N/A              4.58%           1.89%              N/A              4.58%
Class K-7/5/94                  3.74%             5.44%             6.27%           3.74%             5.44%             6.27%
Class Y-7/5/94                  4.00%             5.70%             6.54%           4.00%             5.70%             6.54%

Michigan Bond Fund
Class A-2/15/94                 2.95%             5.06%             4.05%         (1.52)%             4.20%             3.39%
Class B-7/5/94                  1.82%             4.34%             4.71%         (3.10)%             4.01%             4.58%
Class C-10/4/96                 1.82%              N/A              3.69%           0.84%              N/A              3.69%
Class K-1/3/94                  2.48%             5.08%             3.91%           2.48%             5.08%             3.91%
Class Y-1/3/94                  2.84%             5.36%             4.18%           2.84%             5.36%             4.18%

Tax-Free Bond Fund
Class A-10/9/95                 2.83%              N/A              4.44%         (1.30)%              N/A              3.54%
Class B-12/6/94                 1.87%             4.02%             5.10%         (3.01)%             3.69%             4.96%
Class C-7/7/98                  2.28%              N/A              2.85%           1.30%              N/A              2.85%
Class K-7/5/94                  2.73%             4.81%             5.32%           2.73%             4.81%             5.32%
Class Y-7/21/94                 2.98%             5.07%             5.50%           2.98%             5.07%             5.50%

Tax-Free Short-
Intermediate Bond Fund
Class A-11/30/92                2.68%             3.84%             4.09%         (1.46)%             3.00%             3.53%
Class B-5/16/96                 1.82%              N/A              3.06%         (3.09)%              N/A              2.63%
Class C-7/8/98                  1.81%              N/A              1.87%           0.83%              N/A              1.87%
Class K-2/9/87*                 2.68%             3.82%             5.10%           2.68%             3.82%             5.10%
Class Y-12/17/92                3.04%             4.09%             4.31%           3.04%             4.09%             4.31%

Funds of Framlington

Emerging Markets Fund
Class A-1/14/97                 9.32%              N/A              7.76%           3.31%              N/A              6.02%

                             Returns Do Not Reflect Sales Charge (Load)             Returns Do Reflect Sales Charge (Load)
                               1 Year             5 Year         Inception        1 Year             5 Year          Inception
                            Period Ended       Period Ended       through      Period Ended       Period Ended        through
Fund-Inception Date           6/30/00             6/30/00          6/30/00       6/30/00            6/30/00           6/30/00
--------------------------------------------------------------------------------------------------------------------------------
Class B-2/25/97                 9.15%              N/A              4.42%           4.15%              N/A              3.60%
Class C-3/3/97                  8.37%              N/A              4.69%           7.37%              N/A              4.69%
Class K-1/10/97                 8.79%              N/A              7.72%           8.79%              N/A              7.72%
Class Y-12/31/96                9.11%              N/A              8.11%           9.11%              N/A              8.11%

Global Financial
ServicesFund
Class II-5/22/00                 N/A               N/A               N/A             N/A               N/A               N/A
Class Y-6/24/98                 7.89%              N/A              4.14%           7.89%              N/A              4.14%


Healthcare Fund
Class A-2/14/97               171.03%              N/A             31.66%         156.10%              N/A             29.47%
Class B-1/31/97               169.13%              N/A             31.25%         164.13%              N/A             30.80%
Class C-1/13/97               168.94%              N/A             32.92%         167.94%              N/A             32.92%
Class K-4/1/97                170.91%              N/A             40.57%         170.91%              N/A             40.57%
Class Y-12/31/96              171.74%              N/A             35.32%         171.74%              N/A             35.32%

International Growth
Fund
Class A-2/20/97                28.89%              N/A             15.90%          21.85%              N/A             13.96%
Class B-3/19/97                27.96%              N/A             16.22%          22.96%              N/A             15.57%
Class C-2/13/97                28.07%              N/A             15.19%          27.07%              N/A             15.19%
Class K-1/10/97                28.98%              N/A             16.04%          28.98%              N/A             16.04%
Class Y-12/31/96               29.34%              N/A             15.75%          29.34%              N/A             15.75%

Funds of the Company

Focus Growth Fund
Class II-5/22/00                N/A                N/A              N/A             N/A                N/A              N/A
Class Y-11/11/98               19.71%              N/A             27.66%          19.71%              N/A             27.66%

Growth Opportunities
 Fund
Class II- 5/22/00                N/A               N/A              N/A             N/A                N/A              N/A
Class Y-6/24/98                45.67%              N/A             25.54%          45.67%              N/A             25.54%

International Bond Fund
Class A-10/17/96                0.35%              N/A              1.14%         (3.71)%              N/A              0.02%
Class B-6/9/97                (0.44)%              N/A              0.89%         (5.19)%              N/A             0.02)%
Class C-6/3/98                (0.34)%              N/A              0.82%         (1.29)%              N/A              0.82%
Class K-3/25/97                 0.24%              N/A              2.44%           0.24%              N/A              2.44%
Class Y-10/2/96                 0.57%              N/A              1.32%           0.57%              N/A              1.32%

Micro-Cap Fund
Class A-12/26/96               58.59%              N/A             37.47%          49.84%              N/A             35.28%
Class B-2/24/97                57.06%              N/A             34.62%          52.06%              N/A             34.17%
Class C-3/31/97                56.97%              N/A             39.32%          55.97%              N/A             39.32%
Class K-12/31/96               58.40%              N/A             37.10%          58.40%              N/A             37.10%
Class Y-12/26/96               58.57%              N/A             37.69%          58.57%              N/A             37.69%

                             Returns Do Not Reflect Sales Charge (Load)             Returns Do Reflect Sales Charge (Load)
                               1 Year             5 Year         Inception        1 Year             5 Year          Inception
                            Period Ended       Period Ended       through      Period Ended       Period Ended        through
Fund-Inception Date           6/30/00             6/30/00          6/30/00       6/30/00            6/30/00           6/30/00
--------------------------------------------------------------------------------------------------------------------------------
Multi-Season Fund
Class A-8/4/93                  0.22%            17.82%            15.44%         (5.28)%            16.49%            14.50%
Class B-4/29/93               (0.51)%            16.99%            14.29%         (5.14)%            16.77%            14.29%
Class C-9/20/93               (0.51)%            17.00%            14.88%         (1.44)%            17.00%            14.88%
Class K-6/23/95                 0.27%            17.84%            17.41%           0.27%            17.84%            17.41%
Class Y-8/16/93                 0.50%            18.14%            15.79%           0.50%            18.14%            15.79%

NetNet Fund
Class A-8/19/96                58.91%              N/A             73.68%          50.17%              N/A             71.16%
Class B-6/1/98                 57.71%              N/A             96.92%          52.71%              N/A             96.23%
Class C-11/3/98                57.73%              N/A             19.91%          56.73%              N/A             19.91%
Class Y-6/1/98                 59.35%              N/A             74.01%          57.35%              N/A             74.01%

Small-Cap Value Fund
Class A-1/10/97               (6.57)%              N/A              7.89%        (11.69)%              N/A              6.16%
Class B-2/11/97               (7.38)%              N/A              5.72%        (12.01)%              N/A              4.94%
Class C-1/13/97               (7.47)%              N/A              7.09%         (8.40)%              N/A              7.09%
Class K-12/31/96              (6.73)%              N/A              8.21%         (6.73)%              N/A              8.21%
Class Y-12/26/96              (6.45)%              N/A              8.70%         (6.45)%              N/A              8.70%

Real Estate Fund
Class A-9/30/94                 0.63%             9.63%             9.14%         (4.88)%             8.39%             8.08%
Class B-10/3/94               (0.04)%             8.82%             8.35%         (4.78)%             8.54%             8.23%
Class C-1/5/96                  0.04%              N/A              7.96%         (0.91)%              N/A              7.96%
Class K-10/3/96                 0.55%              N/A              6.34%           0.55%              N/A              6.34%
Class Y-10/3/94                 0.96%             9.33%             9.46%           0.96%             9.93%             9.46%

_________________________________________________________
* For the ten year period ended June 30, 2000, the average annual return for Class K Shares of the Tax-Free Short-Intermediate Bond Fund was 5.15%.

     As of June 30, 2000, the following Classes had not commenced operations:
Class A Shares of the Focus Growth Fund, Global Financial Services Fund and Growth Opportunities Fund; Class B Shares of the Focus Growth Fund, Global Financial Services Fund, Growth Opportunities Fund; Class C Shares of the Index 500 Fund; Class II Shares of the Focus Growth Fund, Global Financial Services Fund and Growth Opportunities Fund; and Class K Shares of the Focus Growth Fund, Global Financial Services Fund and Growth Opportunities Fund.

     The foregoing performance data reflects the imposition of the maximum sales load on Class A Shares but does not reflect payments under the Trust's Class K Plan or Class A Plan, which were not imposed before December 31, 1993.

     All Funds. The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

     From time to time, in advertisements or in reports to shareholders, a Fund's yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. In addition, as stated in the Funds' Prospectuses, the tax-equivalent yield (and hypothetical examples illustrating the effect of tax-equivalent yields) of a Fund may be quoted in advertisements or reports to shareholders. Hypothetical examples showing the difference between a taxable and a tax-free investment may also be provided to shareholders.

                                     TAXES

     The following summarizes certain additional Federal and state income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     General. Each Fund intends to elect and qualify to be taxed separately as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, each Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Internal Revenue Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to satisfying the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses.

     Distributions of net investment income received by a Fund from investments in debt securities (other than interest on tax-exempt municipal obligations held by the Tax-Free Bond Funds and Tax-Free Money Market Fund) and any net realized short-term capital gains distributed by a Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends-received deduction for corporations.

     Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. The Funds expect that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends-received deduction.

     In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of "qualifying dividends" received by such Fund for the year and if certain holding period requirements are met. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation.

     If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends-received deduction in the case of corporate shareholders to the extent of such Fund's current and accumulated earnings and profits.

     Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Funds each year.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Internal Revenue
Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are made. To prevent application of the excise tax, a Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     Although a Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

     The Trust, the Framlington Trust and the Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify that he is not subject to backup withholding or that he is an "exempt recipient."

     Disposition of Shares. Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received or treated as having been received by the shareholder with respect to such shares and treated as long-term capital gains. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less.

     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their stock. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a Fund, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires the stock of the same or another fund and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of regulated investment company shares. The term "reinvestment right" means any right to acquire stock of one or more funds without the payment of a sales charge or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.

     Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

     Tax-Free Bond Funds and Tax-Free Money Market Fund. The Michigan Bond Fund, Tax-Free Bond Fund, Tax-Free Short-Intermediate Bond Fund, and Tax-Free Money Market Fund are designed to provide investors with current tax-exempt interest income. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Internal Revenue Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Funds' dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" generally include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     In order for the Funds to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of each Fund's taxable year at least 50% of the value of the Fund's assets must consist of tax-exempt municipal obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder's gross income for regular federal income tax purposes. However, all shareholders required to file a federal income tax return are required to report the receipt of exempt-interest dividends and other tax-exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular federal income tax, they may be subject to alternative minimum tax in two circumstances. First, exempt-interest dividends derived from certain "private activity" bonds issued after August 7, 1986 will generally constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining the amount of certain adjustments for alternative minimum tax purposes. Receipt of exempt-interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

     The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends during such year. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such dividends.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds generally is not deductible for federal income tax purposes if the Funds distribute exempt-interest dividends during the shareholder's taxable year.

     Investors may be subject to state and local taxes on income derived from an investment in a Fund. In certain states, income derived from a Fund which is attributable to interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation.

     Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before investing in a Fund.

     Michigan Tax Considerations - Michigan Bond Fund and Tax-Free Short-Intermediate Bond Fund. As stated in the Michigan Bond Fund Prospectus and the Tax-Free Short-Intermediate Bond Fund Prospectus, dividends paid by the Fund that are derived from interest attributable to tax-exempt Michigan Municipal Obligations will be exempt from Michigan Income Tax and Michigan Single Business Tax. Conversely, to the extent that the Fund's dividends are derived from interest on obligations other than Michigan Municipal Obligations, such dividends will be subject to Michigan Income and Michigan Single Business Taxes, even though the dividends may be exempt for federal Income Tax purposes.

     In particular, gross interest income and dividends derived from obligations or securities of the State of Michigan and its political subdivisions, exempt from federal Income Tax, are exempt from Michigan Income Tax under Act No. 281, Public Acts of Michigan, 1967, as amended, and are exempt from Michigan Single Business Tax under Act No. 228, Public Acts of Michigan, 1975, as amended. The Michigan Income Tax act levies a flat-rate income tax on individuals, estates, and trusts. The Single Business Tax Act levies a tax upon the "adjusted tax base" of most individuals, corporations, financial organizations, partnerships, joint ventures, estates, and trusts with "business activity" in Michigan.

     The transfer of obligations or securities of the State of Michigan and its political subdivisions by the Fund, as well as the transfer of Fund shares by a shareholder, is subject to Michigan taxes measured by gain on the sale, payment, or other disposition thereof.

     International Equity Fund, International Growth Fund, International NetNet Fund, Emerging Markets Fund, Global Financial Services Fund and International Bond Fund. Income received by the International Equity Fund, the International Growth Fund, the International NetNet Fund, the Emerging Markets Fund, the Global Financial Services Fund and the International Bond Fund from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the Fund's assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax due, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations are imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

     Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to limitations, including the restriction that the credit may not exceed the shareholder's United States tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, only a portion of the foreign tax credit will be allowed to offset any alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund.

     Taxation of Certain Financial Instruments. Special rules govern the Federal income tax treatment of financial instruments that may be held by some of the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement, on the income or gain qualifying under the Income Requirement, all described above.

     Original Issue Discount. The Funds may purchase debt securities with original issue discount. Original issue discount represents the difference between the original price of the debt instrument and the stated redemption price at maturity. Original issue discount is required to be accreted on a daily basis and is considered interest income for tax purposes and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

     Market Discount. The Funds may purchase debt securities at a discount in excess of the original issue discount to the stated redemption price maturity (for debt securities without original issue discount), and this discount is called market discount. If market discount is be recognized at the time of disposition of the debt security, accrued market discount is recognized to the extent of gain on the disposition of the debt security.

     Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Internal Revenue Code section 1234. Pursuant to Internal Revenue Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Any regulated futures and foreign currency contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and generally for purposes of the 4% excise tax, on October 31 of each year) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, hedging transactions, if any, undertaken by a Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Funds are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to shareholders.

     The Funds may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, and may defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be more than or less than the distributions of substantially as compared to a fund that did not engage in such hedging transactions.

     The diversification requirements applicable to the Funds' assets may limit the extent to which the Funds will be able to engage in transactions in options, futures or forward contracts.

     Constructive Sales. Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

     Currency Fluctuations - "Section 988" Gains or Losses. Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income and loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     Passive Foreign Investment Companies. Certain Funds may invest in shares of foreign corporations that may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least on-half of its assets constitute passive assets, or 75% or more of its gross income passive income. If a Fund receives a so-called "excess distribution" with respect to PFIC shares, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. Each Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

     Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions which are derived from interest on certain U.S. Government obligations are exempt from taxation. The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

     The foregoing discussion relates only to U.S. federal income tax law and certain state taxes as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Distributions by the Funds, and dispositions of Fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of U.S. federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. federal income tax at a rate of 30% (or at a lower rate under a tax treaty). Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                   ADDITIONAL INFORMATION CONCERNING SHARES

     The Trust and Framlington are Massachusetts business trusts. Under each Declaration of Trust, the beneficial interest in the Trust or Framlington may be divided into an unlimited number of full and fractional transferable shares. The Company is a Maryland corporation. The Trust's and Framlington's Declaration of Trust and the Company's Articles of Incorporation authorize the Boards of Directors/Trustees to classify or reclassify any unissued shares of the Trust, Framlington and the Company into one or more classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Trust's Board of Trustees has authorized the issuance of an unlimited number of shares of beneficial interest in the Trust, representing interests in the Balanced, Equity Income, Index 500, International Equity, Small Company Growth, Bond, Intermediate Bond, U.S. Income, Michigan Bond, Tax-Free Bond, Tax-Free Short-Intermediate Bond, Cash Investment, Tax-Free Money Market and U.S. Treasury Money Market Funds. The shares of each Fund (other than the Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund) are offered in five separate classes: Class A, Class B, Class C, Class K and Class Y Shares. The Class C shares of the Index 500 Fund are not currently offered. The Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund offer only Class A Shares, Class K Shares and Class Y Shares. Pursuant to the authority of Framlington's Declaration of Trust, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in Framlington representing interests in the International Growth Fund, Emerging Markets Fund, Global Financial Services Fund and Healthcare Fund. The shares of each Fund (except the Global Financial Services Fund) are offered in five separate classes: Class A, Class B, Class C, Class K and Class Y Shares. The shares of the Global Financial Services Fund are offered in six separate classes: Class A, Class B, Class C, Class II, Class K and Class Y Shares. Class C Shares of the Global Financial Services Fund are not currently offered. Pursuant to the authority of the Company's Articles of Incorporation, the Directors have authorized the issuance of shares of common stock representing interests in the Bio(Tech)/2/ Fund, Digital Economy Fund, Focus Growth Fund, Fund of Funds, Future Technology Fund, Growth Opportunities Fund, International Bond Fund, International NetNet Fund, Micro-Cap Fund, Money Market Fund, Multi-Season Fund, NetNet Fund, Real Estate Fund and Small-Cap Value Fund. The shares of each Fund (other than the Bio(Tech)/2/ Fund, Digital Economy Fund, Focus Growth Fund, Future Technology Fund, Growth Opportunities Fund, International NetNet Fund, Fund of Funds, Money Market Fund and NetNet Fund) are offered in five separate classes: Class A, Class B, Class C, Class K and Class Y Shares. The Money Market Fund offers only Class A, Class B and Class C Shares (which may be acquired only through an exchange of shares from the corresponding classes of other funds of the Trust,

Framlington and the Company) and Class Y Shares. The Fund of Funds offers only Class A, Class B and Class Y Shares. The NetNet Fund offers only Class A, Class B, Class C and Class Y Shares. The Bio(Tech)/2/ Fund, Digital Economy Fund, Future Technology Fund and International NetNet Fund offer Class A, Class B, Class II, Class K and Class Y Shares. The Focus Growth Fund and Growth Opportunities Fund offer only Class A, Class B, Class C, Class II, Class K and Class Y Shares.

     The Boards of the Trust, the Company and Framlington have adopted plans pursuant to Rule 18f-3 under the 1940 Act ("Multi-Class Plans") on behalf of each Fund. Each Multi-Class Plan provides that shares of each class of a Fund are identical, except for one or more expense variables, certain related rights, exchange privileges, class designation and sales loads assessed due to differing distribution methods.

     In the event of a liquidation or dissolution of the Trust, Framlington or the Company or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Trust's, Framlington's or the Company's respective Funds, of any general assets not belonging to any particular Fund which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class A Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class A Plan, only Class B Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class B Plan, only Class C Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class C Plan, only Class II Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to a Fund's Class II Plan and only Class K Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Class K Plan. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Trust, Framlington or the Company, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Boards of Directors/Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust, Framlington or the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter, (i) unless it is clear that the interests of each Fund in the matter are substantially identical or (ii) that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement, sub-advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust, Framlington or the Company voting together in the aggregate without regard to a particular Fund.

     Shares of each of the Trust, Framlington and the Company have noncumulative voting rights and, accordingly, the holders of more than 50% of each of the Trust's, Framlington's and the Company's outstanding shares (irrespective of class) may elect all of the trustees or directors. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable Prospectus, shares will be fully paid and non-assessable by each of the Trust, Framlington and the Company.

     Annual shareholder meetings to elect trustees or directors will not be held unless and until such time as required by law. At that time, the trustees then in office will call a shareholders' meeting to elect trustees. Except as set forth above, the trustees will continue to hold office and may appoint successor trustees. Meetings of the shareholders of the Trust, Framlington or the Company shall be called by the trustees or directors upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     The Trust's and Framlington's Declaration of Trust, as amended, each authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Trust's and Framlington's Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

                               OTHER INFORMATION

     Counsel. The law firm of Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Trust, Framlington and the Company.

     Independent Auditors. Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Trust's, Framlington's and the Company's independent auditors.

     Control Persons and Principal Holders. As of September 29, 2000, Comerica Bank, One Detroit Center, 500 Woodward Ave., Detroit, Michigan 48226, held of record substantially all of the outstanding shares of the Funds as agent or trustee for its customers. As a result, Comerica Bank will be able to affect the outcome of matters presented for a vote of each Fund's shareholders. As of September 29, 2000, the following persons were beneficial owners of 5% or more of the outstanding shares of any class of a Fund because they possessed voting or investment power with respect to such shares:

                                                                                    Percent of
                                                                                   Total Shares
Name of Fund                          Name and Address                             Outstanding
------------                          ----------------                             -----------

Cash Investment Fund - Class A        National Financial Services Corp.            67.071%
                                      For the exclusive benefit of its customers
                                      P.O. Box 3908 Church Street Station
                                      New York, NY  10008-3908

                                      Mellon Bank Enhanced Cash Fund               9.857%
                                      135 Santilli Highway
                                      Everett, MA  02149

Tax-Free Money Market Fund - Class A  National Financial Services Corp.            97.750%
                                      For the exclusive benefit of its customers
                                      P.O. Box 3908 Church Street Station
                                      New York, NY  10008-3908

U.S. Treasury Money Market Fund - Class A          National Financial Services Corp.                 75.183%
                                                   For the exclusive benefit of its customers
                                                   P.O. Box 3908 Church Street Station
                                                   New York, NY  10008-3908

                                                   Bear Stearns Securities Corp.                     19.877%
                                                   1 Metrotech Center North
                                                   Brooklyn, NY  11201-3859

Small Company Growth Fund - Class A                Merrill Lynch Pierce Fenner & Smith               24.787%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   First Clearing Corporation                         6.627%
                                                   Nelson Metal Products
                                                   UAW Hourly Emp. Pension Plan
                                                   2950 Prairie Street SW
                                                   Grandville, MI  49418-2072

Index 500 Fund - Class A                           Merrill Lynch Pierce Fenner & Smith               30.675%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

International Equity Fund - Class A                Merrill Lynch Pierce Fenner & Smith               20.141%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Intermediate Bond Fund - Class A                   Merrill Lynch Pierce Fenner & Smith                8.648%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   Investors Fiduciary Trust Company                  6.426%
                                                   FBO Peaker Services Inc.
                                                   801 Pennsylvania Avenue
                                                   Kansas City, MO  64105

Bond Fund - Class A                                First Clearing Corporation                        20.361%
                                                   Lewis P. Gallagher
                                                   111 East Kilbourn Avenue
                                                   Milwaukee, WI  53202


                                                   National Financial Services Corp.                 10.545%
                                                   FBO S A Colah IRA
                                                   17197 N. Nunnely Road
                                                   Clinton Township, MI  48036

                                                   National Financial Services Corp.                  8.392%
                                                   Robert E. Guenther TTEE Robert E. Guenther Tst
                                                   1268 Port Austin Road
                                                   Port Austin, MI  48467

                                                   Merrill Lynch Pierce Fenner & Smith                5.650%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Tax-Free Short-Intermediate Bond Fund - Class A    Paine Webber FBO                                  15.100%
                                                   Trident Arbitrage Partners
                                                   45 Grove Street
                                                   New Canaan, CT  06840

                                                   Merrill Lynch Pierce Fenner & Smith               14.087%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   Raymond James & Assoc. FBO                         5.313%
                                                   Ethel Bragman
                                                   14451 Elm
                                                   Oak Park, MI  48237

Balanced Fund - Class A                            Merrill Lynch Pierce Fenner & Smith                8.671%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Michigan Tax-Free Bond Fund - Class A              Trent & Company                                   12.887%
                                                   C/O Old Kent Bank
                                                   111 Lyon NW
                                                   Grand Rapids, MI  49503

                                                   National Financial Services Corp.                 12.051%
                                                   Raymond McCarroll Trust
                                                   1725 Newcastle
                                                   Grosse Pointe Woods, MI  48236


                                                   Raymond James & Assoc. FBO                         9.397%
                                                   Ethel Bragman
                                                   14451 Elm
                                                   Oak Park, MI  48237

                                                   Resources Trust Company                            6.406%
                                                   FBO Various IMS Customers
                                                   P.O. Box 3865
                                                   Englewood, CO  80155-3865

                                                   Carol Joy Vaerten                                  6.227%
                                                   4190 Brown City Road
                                                   Brown City, MI  48146

                                                   Bank of America                                    6.050%
                                                   FBO Mary Domeny
                                                   P.O. Box 831575
                                                   Dallas, TX  75283

Tax-Free Bond Fund - Class A                       MARIL & Co.                                       11.627%
                                                   C/O Marshall & Ilsley Trust Co
                                                   P.O. Box 2977
                                                   Milwaukee, WI  53201

                                                   Morgan Stanley Dean Witter                         9.607%
                                                   220 Park Street Suite 220
                                                   Birmingham, MI  48009

                                                   National Financial Services Corp.                  7.401%
                                                   Marie S. Lane TTEE
                                                   Marie S. Lane Trust
                                                   33444 Jefferson
                                                   St. Clair Shores, MI  48082

                                                   Painewebber for the Benefit of                     7.272%
                                                   Theodore C. Dye II
                                                   19110 Devonshire
                                                   Birmingham, MI  48025-3946

                                                   Merrill Lynch Pierce Fenner & Smith                6.455%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   National Financial Services Corp.                  5.570%
                                                   Timothy Lowell Westbay TTEE
                                                   Timothy Lowell Westbay Rev Living Trust
                                                   46502 Darwood Court
                                                   Plymouth, MI  48170

                                                   National Financial Services Corp.                  5.521%
                                                   Ronald L. Steffens
                                                   Yvonne C. Steffens
                                                   48714 Hidden Oaks Lane
                                                   Utica, MI  48317

Equity Income Fund - Class A                       Merrill Lynch Pierce Fenner & Smith               18.611%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

U.S. Government Income Fund - Class A              Merrill Lynch Pierce Fenner & Smith               26.638%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   EAMCO                                              7.703%
                                                   C/O Riggs Bank NA
                                                   Mutual Funds Desk
                                                   P.O. Box 96211
                                                   Washington, DC  20090-6211

                                                   Salomon Smith Barney                               7.211%
                                                   333 West 34th Street - 3rd Floor
                                                   New York, NY  10001

                                                   National Financial Services Corp.                  5.145%
                                                   Robert E. Guenther TTEE
                                                   Robert E. Guenther Trust
                                                   1268 Port Austin Road
                                                   Port Austin, MI  48467

Multi-Season Growth Fund - Class A                 Merrill Lynch Pierce Fenner & Smith               33.563%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Real Estate Equity Investment Fund - Class A       Merrill Lynch Pierce Fenner & Smith                      29.225%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   National Financial Services Corp.                         6.149%
                                                   Grodon B. & Hilda B. Lowell TTEE
                                                   Lowell-Kangas & Assoc Profit Sharing Trust
                                                   2055 North Ballas Road
                                                   St. Louis, MO  63131

Money Market Fund - Class A                        Bear Stearns                                              6.052%
                                                   1 Metrotech Center North
                                                   Brooklyn, NY  11201

                                                   Salomon Smith Barney                                      5.181%
                                                   333 West 34th Street, 3rd Floor
                                                   New York, NY  10001

International Bond Fund - Class A                  Merrill Lynch Pierce Fenner & Smith                      41.981%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   Raymond James & Assoc.                                   21.953%
                                                   Benjamin A. Heskett IRA
                                                   550 Hartford Street
                                                   Worthington, OH  43085-4120

                                                   Raymond James & Assoc. Cust                              13.623%
                                                   Carolyn M. Heskett
                                                   550 Hartford Street
                                                   Worthington, OH  43085-4120

                                                   Donaldson, Lufkin Jenrette                                7.026%
                                                   Securities Corporation Inc.
                                                   P.O. Box 2052
                                                   Jersey City, NJ  07303-9998

                                                   LPL Financial Services                                    6.918%
                                                   9785 Towne Centre Drive
                                                   San Diego, CA  92121

NetNet Fund - Class A                              Merrill Lynch Pierce Fenner & Smith                      19.526%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Focus Growth Fund - Class A                        Merrill Lynch Pierce Fenner & Smith                      22.217%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   Hilliard Lyons                                            7.973%
                                                   FBO Lampe & Malphrus Lumber Co
                                                   501 South 4th Street
                                                   Louisville, KY  40202

Micro-Cap Equity Fund - Class A                    Merrill Lynch Pierce Fenner & Smith                      20.616%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   Charles Schwab & Company Inc.                             6.333%
                                                   Attn: Mutual Funds
                                                   101 Montgomery Street
                                                   San Francisco, CA  94104

Small-Cap Value Fund - Class A                     Carn & Co                                                20.308%
                                                   FBO Kasle Steel Corp Savings Plan
                                                   P.O. Box 96211
                                                   Washington, DC  20090-6211

                                                   Merrill Lynch Pierce Fenner & Smith                      14.590%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   First Clearing Corp.                                      9.668%
                                                   Lewis P. Gallagher Family Foundation
                                                   111 East Kilbourn Avenue
                                                   Milwaukee, WI  53202

                                                   Michigan Coffee Services                                  5.406%
                                                   Employees' Profit Sharing Plan
                                                   2075 Quarton Road
                                                   Bloomfield Hills, MI  48301

Growth Opportunities Fund - Class A                Hilliard Lyons                                           25.783%
                                                   FBO Carl S. Bates
                                                   501 South 4th Street
                                                   Louisville, KY  40202

                                                   Hilliard Lyons                                           19.135%
                                                   FBO Madge L. Bates
                                                   501 South 4th Street
                                                   Louisville, KY  40202

                                                   Robert W. Baird                                           6.170%
                                                   777 East Wisconsin Avenue
                                                   Milwaukee, WI  53202

                                                   Lewco Securities                                          5.406%
                                                   34 Exchange Place 4th Floor
                                                   Jersey City, NJ  07311

                                                   Invest Fiduciary Trust FBO                                5.389%
                                                   Dynamicsoft
                                                   801 Pennsylvania Ave
                                                   Kansas City, MO  64105

Future Technology Fund - Class A                   Merrill Lynch Pierce Fenner & Smith                      12.566%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

International NetNet Fund - Class A                Merrill Lynch Pierce Fenner & Smith                       5.833%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

International Growth Fund - Class A                Fiserv Securities, Inc.                                  29.315%
                                                   Attn: Mutual Funds Department
                                                   One Commerce Square
                                                   2005 Market Street, Suite 1200
                                                   Philadelphia, PA  19103

                                                   Trans-Industries Inc                                     11.281%
                                                   Employee 401K Profit Sharing Plan & Trust
                                                   2637 S. Adams Road
                                                   Rochester Hills, MI  48309

                                                   Merrill Lynch Pierce Fenner & Smith                       5.187%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Emerging Markets Fund - Class A                    Fiserv Securities, Inc.                                  20.428%
                                                   Attn: Mutual Funds Department
                                                   One Commerce Square
                                                   2005 Market Street, Suite 1200
                                                   Philadelphia, PA  19103

                                                   Merrill Lynch Pierce Fenner & Smith                      13.985%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   Charles Schwab & Co., Inc.                                8.213%
                                                   For the benefit of the customer
                                                   101 Montgomery Street
                                                   San Francisco, CA  94104

Healthcare Fund - Class A                          Merrill Lynch Pierce Fenner & Smith                      21.752%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   Charles Schwab & Co., Inc.                                6.349%
                                                   For the benefit of the customer
                                                   101 Montgomery Street
                                                   San Francisco, CA  94104

Global Financial Services Fund - Class A           Hilliard Lyons                                           16.690%
                                                   FBO Carl Bates
                                                   501 South 4th Street
                                                   Louisville, KY  40202

                                                   Merrill Lynch Pierce Fenner & Smith                      13.440%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   Hilliard Lyons                                           12.424%
                                                   FBO Madge Bates
                                                   501 South 4th Street
                                                   Louisville, KY  40202

Small Company Growth Fund - Class B                Merrill Lynch Pierce Fenner & Smith                      62.031%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Index 500 Fund - Class B                           Merrill Lynch Pierce Fenner & Smith                      38.847%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

International Equity Fund - Class B                Bear Stearns Securities Corp.                            34.153%
                                                   1 Metrotech Center North
                                                   Brooklyn, NY  11201-3859

                                                   Merrill Lynch Pierce Fenner & Smith                      22.400%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Intermediate Bond Fund - Class B                   Merrill Lynch Pierce Fenner & Smith                      50.859%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Bond Fund - Class B                                Merrill Lynch Pierce Fenner & Smith                      43.793%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   Jonathon Petak                                           16.651%
                                                   155 W. 68th Street
                                                   New York, NY  10023

Tax-Free Short-Intermediate Bond Fund - Class B    Merrill Lynch Pierce Fenner & Smith                      83.347%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   Dean Witter FBO                                           5.332%
                                                   Amy Heckerling TTEE
                                                   P.O. Box 250 Church Street Station
                                                   New York, NY  10008

Balanced Fund - Class B                            Merrill Lynch Pierce Fenner & Smith                      24.176%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Michigan Tax-Free Bond Fund - Class B              National Financial Securities Corp.                      22.017%
                                                   Henry Oelkers
                                                   3004 Geneva
                                                   Dearborn, MI  48124

                                                   National Financial Securities Corp.                      20.852%
                                                   Martin G. Janower & Rena A. Janower
                                                   6216 Cromwell
                                                   West Bloomfield, MI  48322

                                                   Prudential Securities Inc. FBO                           17.398%
                                                   Ms. Helen R. Nash TTEE
                                                   Helen R. Nash Living Trust
                                                   150 Lone Pine Road
                                                   Bloomfield, MI  48304-3537

                                                   Gary A. Buccafurri & Pamela Buccafurri JTTEN             13.391%
                                                   2504 Parcels Circle
                                                   Bloomfield Hills, MI  48302

Tax-Free Bond Fund - Class B                       Merrill Lynch Pierce Fenner & Smith                      34.465%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   Donaldson Lufkin Jenrette                                24.645%
                                                   P.O. Box 2052
                                                   Jersey City, NJ  07303

                                                   Dean Witter FBO                                          10.894%
                                                   James E. Shuford
                                                   P.O. Box 250 Church Street Station
                                                   New York, NY  10008

                                                   Paine Webber FBO                                          6.113%
                                                   Mabel Leason TTEE
                                                   Mabel Leason Living Trust
                                                   3868 Millspring Road
                                                   Bloomfield, MI  48304

                                                   Prudential Securities                                     5.294%
                                                   Mr. Claude Nelson Sigmon
                                                   205 Herman Sipe Road
                                                   Conover, NC  28613

Equity Income Fund - Class B                       Merrill Lynch Pierce Fenner & Smith                      32.363%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

U.S. Income Fund - Class B                         Merrill Lynch Pierce Fenner & Smith                      61.101%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Multi-Season Growth Fund - Class B                 Merrill Lynch Pierce Fenner & Smith                      47.144%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Real Estate Fund - Class B                         Merrill Lynch Pierce Fenner & Smith                      53.048%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

International Bond Fund - Class B                  Merrill Lynch Pierce Fenner & Smith                      51.058%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   Morgan Keegan & Co.                                      34.005%
                                                   FBO William Michael Cox IRA
                                                   4487 Old Country Way
                                                   Snellville, GA  30039

NetNet Fund - Class B                              Merrill Lynch Pierce Fenner & Smith                      30.599%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Focus Growth Fund - Class B                        Merrill Lynch Pierce Fenner & Smith                      14.046%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   Southwest Securities FBO                                  8.789%
                                                   Kelly Huffman
                                                   P.O. Box 5009002
                                                   Dallas, TX  75250

                                                   Prudential Securities FBO                                 5.010%
                                                   Ulric Arthur IRA Rollover
                                                   6101 Prince Frederick Court
                                                   Leesburg, FL  34748

Micro-Cap Equity Fund - Class B                    Merrill Lynch Pierce Fenner & Smith                      41.901%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Small-Cap Value Fund - Class B                     Merrill Lynch Pierce Fenner & Smith                      57.173%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Growth Opportunities Fund - Class B                Merrill Lynch Pierce Fenner & Smith                      29.616%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   First Clearing Corp.                                     15.692%
                                                   Wilma Rothfus
                                                   325 North 4th Street
                                                   Carlisle, IA  50047

                                                   Dean Witter Cust For                                      9.392%
                                                   Darrel Fincher
                                                   P.O. Box 250 Church Street Station
                                                   New York, NY  10008

                                                   McDonald Investments                                      7.959%
                                                   800 Superior Avenue
                                                   Suite 2100
                                                   Cleveland, OH  44114

Future Technology Fund - Class B                   Merrill Lynch Pierce Fenner & Smith                      23.855%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

International NetNet Fund - Class B                Merrill Lynch Pierce Fenner & Smith                      15.918%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Digital Economy Fund - Class B                     Shaun Scholer & Rebecca Scholer JTWROS                   52.749%
                                                   1401 East Beacon Way
                                                   Carmel, IN  46032

                                                   State Street Bank & Trust Co. FBO                        26.923%
                                                   Dennis Heber Ira
                                                   4820 Boswood Street
                                                   Avon, OH  44011

                                                   Nino Chaddah                                             13.462%
                                                   12441 Short Avenue Apt. #15
                                                   Los Angeles, CA  90066

                                                   Helene Touvi & Jason Touvi JTWROS                         6.731%
                                                   2699 Colonial Ave.
                                                   Merrick, NY  11566

International Growth Fund - Class B                Merrill Lynch Pierce Fenner & Smith                      26.466%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Emerging Markets Fund - Class B                    Merrill Lynch Pierce Fenner & Smith                      31.689%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Healthcare Fund - Class B                          Merrill Lynch Pierce Fenner & Smith                      30.648%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Global Financial Services Fund - Class B           Merrill Lynch Pierce Fenner & Smith                      15.165%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   Wexford Clearing FBO                                      5.445%
                                                   Tucker Anthony Custodian For
                                                   M. Scott Rappeport IRA Rollover
                                                   8 Tulip Lane
                                                   Randolph, NJ  07869

                                                   National Financial Services Corp.                         5.000%
                                                   P.O. Box 3908 Church Street Station
                                                   New York, NY  10008-3908

Small Company Growth Fund - Class C                Merrill Lynch Pierce Fenner & Smith                      62.626%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

International Equity Fund - Class C                Merrill Lynch Pierce Fenner & Smith                      70.820%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Intermediate Bond Fund - Class C                   Merrill Lynch Pierce Fenner & Smith                      51.924%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   National Financial Services Corp.                        19.249%
                                                   P.O. Box 3908 Church Street Station
                                                   New York, NY  10008-3908

                                                   State Street Bank & Trust Co. FBO                         9.734%
                                                   Thomas Casey R/O IRA
                                                   19 West Emerson Street
                                                   Melrose, MA  02176

Bond Fund - Class C                                Merrill Lynch Pierce Fenner & Smith                      49.901%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   A.G. Edwards & Sons Custodian For                        21.039%
                                                   Thomas L. Bartelt FBO Thomas L. Bartelt
                                                   Profit Sharing Plan
                                                   1304 Fond Du Lac Ave.
                                                   Kewaskum, WI  53040

                                                   Donaldson Lufkin Jenrette                                10.385%
                                                   P.O. Box 2052
                                                   Jersey City, NJ  07303

Tax-Free Short-Intermediate Bond Fund - Class C    Merrill Lynch Pierce Fenner & Smith                      89.776%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   Prudential Securities, Inc. FBO                           9.038%
                                                   Berger Family
                                                   Rowland Heights, CA  91748

Balanced Fund - Class C                            Merrill Lynch Pierce Fenner & Smith                      34.578%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   Wachovia Securities, Inc.                                 5.091%
                                                   P.O. Box 1220
                                                   Charlotte, NC  28201

Michigan Tax-Free Bond Fund - Class C              Merrill Lynch Pierce Fenner & Smith                      95.164%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Tax-Free Bond Fund - Class C                       Merrill Lynch Pierce Fenner & Smith                      66.476%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   Prudential Securities FBO                                11.691%
                                                   Mr. Mark W. Howard IRA Rollover
                                                   12050 Rambling Road
                                                   Lockport, IL  60441

                                                   Dean Witter FBO Eleanor Bair                              9.344%
                                                   P.O. Box 250 Church Street Station
                                                   New York, NY  10008

                                                   Prudential Securities FBO                                 5.570%
                                                   Mr. William J. Lattyak
                                                   Scientific Computing Assoc. Simple IRA
                                                   1214 Community Drive
                                                   La Grange Park, IL  60526

Equity Income Fund - Class C                       Merrill Lynch Pierce Fenner & Smith                      37.679%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   Linda A. Bramley                                          6.253%
                                                   3604 Brookshire
                                                   Plano, TX  75075

                                                   Prudential Securities FBO                                 5.840%
                                                   Dr. Nunilon C. Lim Jr.
                                                   IRA Rollover
                                                   9 Overhill Court
                                                   Orinda, CA  94563

U.S. Income Fund - Class C                         Merrill Lynch Pierce Fenner & Smith                      83.526%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Multi-Season Growth Fund - Class C                 Merrill Lynch Pierce Fenner & Smith                      75.178%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Real Estate Fund - Class C                         Merrill Lynch Pierce Fenner & Smith                      32.416%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   Grace R. Bauer & Erwin A. Bauer TTEE                      7.326%
                                                   Bauer Living Trust
                                                   P.O. Box 3730
                                                   Sequim, WA  98382

International Bond Fund - Class C                  LPL Financial Services                                   59.279%
                                                   9785 Towne Centre Drive
                                                   San Diego, CA  92121

                                                   Merrill Lynch Pierce Fenner & Smith                      30.293%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

NetNet Fund - Class C                              Merrill Lynch Pierce Fenner & Smith                      36.920%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Micro-Cap Equity Fund - Class C                    Merrill Lynch Pierce Fenner & Smith                      48.606%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Small-Cap Value Fund - Class C                     Merrill Lynch Pierce Fenner & Smith                      57.577%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

International Growth Fund - Class C                PaineWebber                                              19.553%
                                                   FBO Michael Moscone
                                                   382 Cranbrook Ct.
                                                   Bloomfield Hills, MI  48304

                                                   PaineWebber                                              12.246%
                                                   FBO Keilley A. Hamm Trust
                                                   P.O. Box 955
                                                   Branchville, NJ  07826-0955

                                                   PaineWebber                                              12.246%
                                                   FBO Keith Hamm Trust
                                                   P.O. Box 955
                                                   Branchville, NJ  07826-0955

                                                   Merrill Lynch Pierce Fenner & Smith                      11.119%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Emerging Markets Fund - Class C                    Merrill Lynch Pierce Fenner & Smith                      21.388%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   State Street Bank & Trust Custodian For                   6.661%
                                                   Thomas F. Casey Rollover IRA
                                                   19 West Emerson Street
                                                   Melrose, MA  02176

                                                   Donaldson, Lufkin Jenrette                                6.294%
                                                   Securities Corporation Inc.
                                                   P.O. Box 2052
                                                   Jersey City, NJ  07303-9998

                                                   First Clearing Corporation                                5.998%
                                                   Dr. Philip L. Miller & Susan G. Miller
                                                   12 Cleveland Drive
                                                   Poughkeepsie, NY  12601

Healthcare Fund - Class C                          Merrill Lynch Pierce Fenner & Smith                      30.726%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Future Technology Fund - Class II                  Merrill Lynch Pierce Fenner & Smith                      16.118%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

International NetNet - Class II                    Merrill Lynch Pierce Fenner & Smith                      14.812%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

Focus Growth Fund - Class II                       Salomon Smith Barney                                     39.874%
                                                   333 West 34th Street - 3rd Floor
                                                   New York, NY  10001

                                                   Bear Stearns Securities Corp.                            16.092%
                                                   1 Metrotech Center North
                                                   Brooklyn, NY  11201-3859

                                                   Paine Webber FBO                                          5.242%
                                                   Rochelle Steinman Roth IRA
                                                   12334 St. Simon Drive
                                                   Boca Raton, FL  33428

Growth Opportunities Fund - Class II               Paine Webber FBO                                         25.797%
                                                   Rochelle Steinman Roth IRA
                                                   12334 St. Simon Drive
                                                   Boca Raton, FL  33428

                                                   Hilliard Lyons                                           10.956%
                                                   FBO Nancy Darnell
                                                   501 South 4th Street
                                                   Louisville, KY  40202

                                                   Prudential Securities FBO                                10.377%
                                                   Beatrice Brown IRA Rollover
                                                   1330 10th Street NW Apt. 1
                                                   Washington, DC  20001

                                                   Prudential Securities FBO                                 8.258%
                                                   Ms. Joyce Mathis IRA
                                                   2145 West River Trace Drive
                                                   Memphis, TN  38134

                                                   Merrill Lynch Pierce Fenner & Smith                       7.124%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   Sherie Diane Byrd                                         5.258%
                                                   1826 Piccadilly Circle
                                                   Cape Coral, FL  33991

                                                   Prudential Securities FBO                                 5.066%
                                                   Asako Obara Rev. Living Trust
                                                   Honolulu, HI  96815

Digital Economy Fund - Class II                    Marvin Botwin                                            96.982%
                                                   2170 Century Park East
                                                   Los Angeles, CA  90067

Global Financial Services Fund - Class II          Legg Mason Wood Walker                                   23.492%
                                                   P.O. Box 1476
                                                   Baltimore, MD  21202

                                                   Merrill Lynch Pierce Fenner & Smith                      23.471%
                                                   FBO The sole benefit of its customers
                                                   4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL  32246-6484

                                                   Prudential Securities FBO                                 5.893%
                                                   Ms. Mary Kaplan IRA
                                                   21 East 90th Street
                                                   New York, NY  10128

                                                   Paine Webber FBO Stubbs & Sons Def. Ben                   5.847%
                                                   P.O. Box 456
                                                   Altoona, IA  50009

                                                   Salomon Smith Barney                                      5.492%
                                                   333 West 34th Street - 3rd Floor
                                                   New York, NY  10001

                                                   Olde Discount                                             5.381%
                                                   751 Griswold Street
                                                   Detroit, MI  48226


     As of September 29, 2000, Munder Capital Management, on behalf of their clients owned 5.8916% of Small-Cap Value Fund Class A shares, 2.3236% of Small-Cap Value Fund Class Y shares 2.2100% of Focus Growth Fund Class Y shares, 1.1779% of Emerging Markets Fund Class A shares, 100% of International Growth Fund Class Y shares, 1.7523% of Global Financial Services Fund Class Y shares, 24.5297% of Growth Opportunities Class Y shares, 20.6308% of International Bond Class Y shares, 19.4046% of Micro-Cap Fund Class Y shares, 1.1976% of Money Market Fund Class Y shares, 1.0268% of International NetNet Fund Class Y shares, 12.4408% of NetNet Fund Class Y shares, 15.8653% of Future Technology Class Y shares, 4.9047% of Balanced Fund Class Y shares, 16.2496% of Bond Fund Class Y shares, 17.9815% of Michigan Tax-Free Bond Fund Class Y shares, 1,5453% of Equity Income Class Y shares, 4.9169% of Small Company Growth Class Y shares, 13.4014% of Real Estate Fund Class Y shares, and 7.5214% of Multi-Season Growth Fund Class Y shares.

     Shareholder Approvals. As used in this SAI, a "majority of the outstanding shares" of a Fund or investment portfolio means the lesser of (a) 67% of the shares of the particular Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund or portfolio.

                            REGISTRATION STATEMENT

     This SAI and each of the Fund's Prospectuses do not contain all the information included in the Fund's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Text-only versions of fund documents can be viewed online or downloaded from the SEC at http:/www.sec.gov.

     Statements contained herein and in each of the Fund's Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund's registration statement, each such statement being qualified in all respects by such reference.

                             FINANCIAL STATEMENTS

     The financial statements for the Trust, Framlington and the Company including the notes thereto, dated June 30, 2000 have been audited by Ernst & Young LLP and are incorporated by reference into this SAI from the Annual Reports of the Trust, Framlington and the Company dated as of June 30, 2000. The information under the caption "Financial Highlights" of the Funds for the period from commencement of operations through June 30, 2000, appearing in the related Prospectuses dated October 27, 2000 has been derived from the financial statements audited by Ernst & Young LLP. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                                  APPENDIX A
                                  ----------

                             - Rated Investments -
Corporate Bonds
---------------

     From Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

     "Aaa":
          Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa":
          Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

     "A":
          Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa":
          Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba":
          Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B":
          Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa":
          Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

     From Standard & Poor's Corporation ("S&P") description of its bond ratings:

     "AAA":
          Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     "AA":
          Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

     "A":
          Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     "BBB":
          Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     "BB," "B" and "CCC":
          Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Commercial Paper
----------------

     The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. These issuers (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Instruments rated "Prime-2" are offered by issuers (or related supporting institutions) which have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more susceptible to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     Rated commercial paper purchased by a Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by a Fund's Boards of Trustees and Directors.

                                  APPENDIX B
                                  ----------

     The Equity Funds, the Balanced Fund and the Bond Funds may enter into certain futures transactions and options for hedging purposes. Each of the Equity Funds, Balanced Fund, Bond Funds, International Bond Fund and Tax-Free Bond Funds (other than Tax-Free Short-Intermediate Bond Fund) may also write covered call options, buy put options, buy call options and write secured put options. Such transactions are described in this Appendix.

I.  Interest Rate Futures Contracts
    -------------------------------

     Use of Interest Rate Futures Contracts.  Bond prices are established in
     ---------------------------------------
both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

     Description of Interest Rate Futures Contracts.  An interest rate futures
     -----------------------------------------------
contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or at near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes, Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities, three-month United States Treasury Bills, and ninety-day commercial paper.

The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     Example of Futures Contract Sale.  The Funds would engage in an interest
     ---------------------------------
rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury Bonds"). The Advisor wishes to fix the current market value of the portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Advisor believes that, because of an anticipated rise in interest rates, the value will decline to 95. The fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     The advisor could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     Example of Futures Contract Purchase.  The Funds would engage in an
     -------------------------------------
interest rate futures contract purchase when they are not fully invested in long-term bonds but wish to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10% , tends to move in concert with futures market prices of Treasury bonds. The advisor wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the advisor believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or designated on the books of the Fund's custodian for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

     The advisor could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rated, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II. Index Futures Contracts
    -----------------------

     General.  A bond index assigns relative values of the bonds included in the
     --------
index and the index fluctuates with changes in the market values of the bonds included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes.

     A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks.

     Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     Examples of Stock Index Futures Transactions.  The following are examples
     ---------------------------------------------
of transactions in stock index futures (net of commissions and premiums, if any).

                  ANTICIPATORY PURCHASE HEDGE: Buy the Future
               Hedge Objective: Protect Against Increasing Price

                           Portfolio                                                  Futures
Anticipate buying $62,500 in Equity Securities                          -Day Hedge is Placed-
                                                                        Buying 1 Index Futures at 125
                                                                        Value of Futures = $62,500/Contract

Buy Equity Securities with Actual Cost = $65,000                        Day Hedge is Lifted-
Increase in Purchase Price = $2,500                                     Sell 1 Index Futures at 130
                                                                        Value of Futures = $65,000/Contract
                                                                        Gain on Futures = $2,500

                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract - 125 X $500 =
$62,500 Portfolio Beta Relative to the Index = 1.0

                           Portfolio                                                  Futures
Anticipate Selling $1,000,000 in Equity Securities                      - Day Hedge is Placed-
                                                                        Sell 16 Index Futures at 125
                                                                        Value of Futures = $1,000,000

Equity Securities - Own Stock                                           Day Hedge is Lifted-
with Value = $960,000                                                   Buy 16 Index Futures at 120
Loss in Portfolio Value = $40,000                                       Value of Futures = $960,000
                                                                        Gain on Futures = $40,000

III.  Margin Payments
      ---------------

          Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian in an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Advisor, World or the Sub-Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  Risks of Transactions in Futures Contracts
     ------------------------------------------

          There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Advisor, World or the Sub-Advisor. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Advisor, World or the Sub-Advisor. It is also possible that, when the Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

          Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Funds will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.

          In instances involving the purchase of futures contracts by the Funds, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor, World or the Sub-Advisor may still not result in a successful hedging transaction over a short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Successful use of futures by the Funds is also subject to the Advisor's, World's or the Sub-Advisor's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

V.   Options on Futures Contracts
     ----------------------------

          The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy from(call) or sell to(put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of, the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VI.  Currency Transactions
     ---------------------

          The Fund may engage in currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency futures, options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap as described in the SAI. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Advisor or World.

          The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

          The Fund will not enter into a transaction to hedge currency exposure to an extent greater after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

          The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

          To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor, World or the Sub-Advisor considers that the Austrian schilling is correlated to the German mark (the "D-mark"), the Fund holds securities denominated in shillings and the Advisor, World or the Sub-Advisor believes that the value of the schillings will decline against the U.S. dollar, the Advisor, World or the Sub-Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will designate liquid, high grade assets on the books of the Fund's custodian to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying currency.

          Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.

Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close to positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

VII.   Other Matters
       -------------

          Accounting for futures contracts will be in accordance with generally accepted accounting principles.

VIII.  Options
       -------

          Each of the Equity Funds, Balanced Fund, Bond Funds, International Bond Fund and Tax-Free Bond Funds (other than Tax-Free Short-Intermediate Bond
Fund) may write covered call options, buy put options, buy call options and write secured put options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

          A call option for a particular security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." The cost of such a closing purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no guarantee in any instance that either a closing purchase or a closing sale transaction can be effected.

          Effecting a closing transaction in the case of a written call option will permit the Funds to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option, will permit the Funds to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

          The Funds may write options in connection with buy-and-write transactions; that is, the Funds may purchase a security and then write a call option against that security. The exercise price of the call the Funds determine to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the relevant Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the

Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          In the case of writing a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities in such amount as are earmarked on the books of the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian cash or liquid securities equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference in cash or liquid securities is earmarked on the books of the Fund's custodian. A Fund will limit its investment in uncovered call options purchased or written by the Fund to 33 1/3% of the Fund's total assets. A Fund will write put options only if they are "secured" by cash or liquid securities earmarked on the books of the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the relevant Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

          The Funds may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Funds may purchase call options to hedge against an increase in the price of securities that they anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

          When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

          There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying security (in the case of a covered call option) or liquidate the earmarked securities (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

          There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

          In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          Currency transactions, including options on currencies and currency futures, are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as the incurring of transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to the issuing country's economy.